UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller, Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 35

Item 1.	Reports to Stockholders

December 31, 2007 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Annual Reports

Optimized to contain one or more of the following.*

Northwestern Mutual Series Fund, Inc.

Fidelity® VIP Mid Cap Portfolio Service Class 2

Fidelity® VIP Contrafund® Portfolio Service Class 2

Neuberger Berman AMT Socially Responsive Fund

Russell Investment Funds

Russell Investment Funds – LifePoints® Variable Target Portfolio Series

*See Table of Contents for more information.

Flexible Payment Variable Annuity Account A

Flexible Payment Variable Annuity Account A (Fee Based)

Flexible Payment Variable Annuity Account B

Flexible Payment Variable Annuity Account B (Fee Based)

Group Combination Annuity Account C

Flexible Payment Variable Annuity Account C (Network Edition)

Northwestern Mutual®

14-1558 (0107) (Rev 0108)

The Northwestern Mutual Life Insurance Company (Northwestern Mutual)

How To Get More Information

Northwestern Mutual Express:

1-800-519-4665

For eligible owners, get up-to-date information about your contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among investment options, change the allocation and obtain fund performance information.

Information on the internet:

Northwestern Mutual Financial Network

WWW.NMFN.COM

For information about Northwestern Mutual visit us on our Website. Included is fund performance information (which can be found at nmfn.com > Investment Products > Annuities > Fund Information > Performance History), forms for routine service, and daily unit values for contracts you own with your User ID and password. Eligible owners may also transfer invested assets among funds and change the allocation of future contributions online.

For further information, contact either your Northwestern Mutual Financial Representative or The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; 1-888-455-2232.

Contents

Northwestern Mutual Series Fund, Inc. - Annual Report

Fidelity® VIP Mid Cap Portfolio - Annual Report (This report follows the end of the Northwestern Mutual Series Fund, Inc.)

Fidelity® VIP Contrafund® Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Mid Cap Portfolio)

Neuberger Berman Socially Responsive Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Contrafund® Portfolio)

Russell Investment Funds - Annual Report (This report follows the end of the Neuberger Berman Portfolio)

Russell Investment Funds - LifePoints® Variable Target Portfolio Series - Annual Report (This report follows the end of the Russell Investment Funds Portfolio)

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

Annual Report December 31, 2007

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Janus Capital Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Capital Guardian Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	American Century Large Company Value Portfolio
•	Capital Guardian Domestic Equity Portfolio
•	T. Rowe Price Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	AllianceBernstein Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	T. Rowe Price Small Cap Value Portfolio
•	International Growth Portfolio
•	MFS® Research International Core Portfolio
•	Franklin Templeton International Equity Portfolio
•	MFS® Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	PIMCO Long-Term U.S. Government Bond Portfolio
•	American Century Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	PIMCO Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Clients

December 31, 2007

The central theme for financial markets in 2007 was a reintroduction of risk to the investment landscape. The fundamental investing axiom that returns are commensurate with risk had been easily discarded in a global financial system awash in liquidity. That helps explain how the lowest quality, riskiest assets outperformed for much of the year even as there were ominous signs on housing and the economy.

This transformation in attitudes about risk came about when the magnitude of the subprime crisis became apparent. On Main Street, foreclosures ran at the fastest pace on record in 2007, while one measure showed the largest year-over-year decline in home prices ever recorded. The impact of the crisis on consumer spending and confidence has economists debating the likelihood of the first recession since 2002.

And on Wall Street, massive financial losses from years of profligate lending were being realized by lenders, investment banks, and bond insurers. In addition, corporate America faced other challenges — an economic slowdown could have limited the growth of revenue at a time when creeping inflation was hurting margins.

Confronted with the growing crisis, the Federal Reserve led a coordinated global response by central banks and governments to restore confidence and functioning to the system. And while we’re encouraged that the Fed is committed to support the economy and financial markets, the inflation already evident in energy, food, health care, and education — many of the “must-have” segments of the economy — may constrain their ability to act.

In the financial markets, massive losses on subprime loans acted as a shock to the system — investors fled risky assets in favor of high quality securities. In the fixed income market, corporate bonds endured their worst year relative to Treasury securities in 25 years, and corporate and municipal high yield bonds suffered some of their most difficult months on record. Powered by gains on Treasury bonds, the Citigroup Broad Investment-Grade Bond Index was up 7.22% in 2007.

In stocks, investors rotated from value to growth-oriented shares in search of dependable, high quality growers with healthy balance sheets. In addition, value’s seven-year run of outperformance had been extended by cheap and ready capital used to finance leveraged buyouts, which evaporated along with investor appetite for risk. What’s more, large companies beat small — small-cap stocks saw earnings slow along with the economy, while large multinational companies benefited from the weaker dollar and having exposure to growing overseas economies. For all of 2007, the large-cap S&P 500® Stock Index returned 5.49%, compared with –0.30% for the S&P SmallCap 600, while the S&P MidCap 400 finished up 7.98%.

While global growth was generally healthy, European economies began to confront real estate bubbles of their own. With the U.S. lagging, the global economy is focused on China. A vital question for investors going forward will be whether or not China’s internal demand is enough to power growth in the face of a slowdown in exports. Investors in international equities appear to be betting that the answer is yes, as emerging market stocks were among the best-performing assets in 2007. For the full year, the MSCI EAFE Index, a measure of performance in developed markets, returned 11.63%, aided by a weaker dollar (foreign assets are worth more in dollar terms).

But while this is a challenging investment climate marked by volatility and risk aversion, it’s worth remembering that we’ve been here before — in the last ten years alone the markets have managed to recover from 9/11, a recession, the Iraq war, Internet stock bubble, Asian currency crisis, and meltdown of the hedge fund Long-Term Capital Management. The markets have shown us time and again that the period of maximum pain can also often be that of maximum opportunity. As a result, we are not advocating a defensive strategy that avoids troubled areas of the market. Rather, we believe it makes sense to take a steady, balanced approach that provides exposure to all the broad asset classes.

The lesson of 2007 is that risk and financial reward exist in close relation to one another. But the relationship is not linear — you have the opportunity to get more return for each unit of risk by diversifying across asset classes. With that in mind, we encourage you to work with your financial representative to review your investment goals and portfolio composition to consider how you might incorporate this broad, diversified approach into your investment program.

Mark G. Doll

President of Mason Street Advisors, LLC

Adviser to Northwestern Mutual Series Fund, Inc.

Northwestern Mutual Series Fund, Inc.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors, LLC, disclaims any responsibility to update these views.

Mason Street Advisors, LLC is a wholly owned subsidiary of the Northwestern Mutual Life Insurance Company.

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Income is a secondary objective.	Invest in well-established companies with above-average potential for earnings growth.	$748 million

Portfolio Overview

The Growth Stock Portfolio seeks long-term growth of capital with income as a secondary objective. The Portfolio seeks to achieve this objective by investing primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a “top down” approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management product outlook, global exposure, industry leadership position and financial characteristics.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Large-cap growth shares, such as those in which the Portfolio invests, generally performed well primarily, in our opinion, because investors gravitated to proven growers and firms with international exposure or many sides to their business to help support revenue and profit growth, even as the outlook for the economy turned down. Looking at performance from a sector perspective, Financials — the largest value sector — badly underperformed, while Energy and Information Technology, more growth-oriented sectors, did well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The Growth Stock Portfolio returned 9.20% for all of 2007. By comparison, the S&P’s 500® Stock Index and Russell 1000 Growth Index returned 5.49% and 11.81%, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio trailed the 12.84% average return of its Large-Cap Growth Funds peer group, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. We believe this underperformance relative to the peer group is because of the Portfolio’s holdings of reasonably priced growers, rather than pure growth and momentum names, which performed better in 2007.

Looking at the Portfolio’s absolute return, performance was led by holdings in the Information Technology and Energy sectors, while Consumer Discretionary and Financials stocks were detractors. In terms of the Portfolio’s performance relative to the Russell 1000 Growth Index, our stock picks among Materials and Energy shares contributed, while stock selection detracted from relative results in the Financials and Information Technology sectors.

Our stock selection was most effective in the Materials sector, behind an overweight position in Monsanto, an agricultural biotech firm. The stock benefited from surging demand for its more robust, genetically modified seeds; growing market share; and rising prices, all of which led to soaring profits. The market for its bio-engineered seeds is booming because of the increasing use of corn for ethanol, as well as rising population and nutritional standards around the world. Praxair was another key contributor in this sector, as the industrial gas supplier has been able to make price increases stick while also growing its book of business, raising its profit outlook going forward.

In Energy, the Portfolio benefited from its focus on companies with exposure to overseas firms with big capital spending and maintenance budgets. In the energy equipment and services space, leading contributors were Schlumberger, the biggest, best-run energy services name, and Diamond Offshore Drilling, an international deep-sea exploration firm.

Performance among the Portfolio’s Information Technology holdings was mixed. On the one hand, we benefited from a long-held overweight to Google, a leading contributor to performance in 2007. On the other hand, the sector was also home to our largest detractor — Ericsson. We viewed the stock as a play on the infrastructure side of the growing wireless business, benefiting from emerging market exposure. We liked the fact that the company had improved margins by cutting costs and was gaining share in this growing market. Unexpectedly, Ericsson reported disappointing top-line growth and a product mix tilted toward low-margin business.

Finally, our positioning in Financials detracted. We were overweight these companies early in the year, which hurt, though we did a good job avoiding the hardest-hit real estate investment trusts and thrifts and mortgage financers. Instead, we favored capital market names, which we thought would benefit from the volatility and volume of trading in financial markets. Unfortunately, our stock picks underperformed, led by investment bankers UBS and Lehman Brothers. We liked Lehman for its attractive relative valuation and stable book of fixed-income business. But it underperformed because of its exposure to losses on subprime debt and falling trading volumes in fixed income markets. Meanwhile, we liked UBS because a large portion of its business is high net worth asset management overseas, but the firm nonetheless had some exposure to losses through its mortgage and derivatives marketing arms.

Growth Stock Portfolio

Growth Stock Portfolio

Outlook

The economic backdrop remains challenging for companies in the U.S., which could limit stock returns going forward. That said, growth shares tend to perform best when economic growth is slowing and investors are willing to pay a premium for proven growers, as they did in 2007. In addition, larger companies tend to hold up better in those sorts of environments because they have many arms to their business and typically also exposure to growing overseas markets, which can support performance even when growth in the U.S. slows. In that sort of environment, we think high quality large-cap growth shares, such as those in which the Portfolio invests, have the potential to do well.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Growth Stock Portfolio	9.20%	10.33%	5.33%
Russell 1000 Growth Index*	11.81%	12.10%	3.83%
S&P 500 Index	5.49%	12.83%	5.91%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average	12.84%	12.41%	5.51%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

* The Russell 1000 Growth Index is replacing the S&P 500 Index as the Portfolio’s primary benchmark because of the Russell 1000 Growth Index’s greater emphasis on growth stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,022.60	$2.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$2.17

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Growth Stock Portfolio

Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (95.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (11.2%)
Abercrombie & Fitch Co. — Class A	80,500	6,438
Best Buy Co., Inc.	90,900	4,786
*Comcast Corp. — Class A	278,550	5,086
Fortune Brands, Inc.	21,800	1,577
International Game Technology	162,200	7,125
J.C. Penney Co., Inc.	86,000	3,783
Johnson Controls, Inc.	251,400	9,061
*Kohl’s Corp.	128,500	5,885
The McGraw-Hill Companies, Inc.	129,200	5,660
*MGM Mirage	62,800	5,276
News Corp. — Class A	353,600	7,246
NIKE, Inc. — Class B	116,000	7,453
Omnicom Group, Inc.	137,200	6,521
Starwood Hotels & Resorts Worldwide, Inc.	57,900	2,549
Target Corp.	107,500	5,375

Total		83,821

Consumer Staples (9.2%)
Altria Group, Inc.	135,500	10,241
Avon Products, Inc.	236,000	9,329
CVS Caremark Corp.	309,129	12,288
*Hansen Natural Corp.	196,600	8,707
PepsiCo, Inc.	173,800	13,192
The Procter & Gamble Co.	131,900	9,684
Wal-Mart Stores, Inc.	118,300	5,623

Total		69,064

Energy (8.6%)
Baker Hughes, Inc.	80,800	6,553
Diamond Offshore Drilling, Inc.	60,400	8,577
EOG Resources, Inc.	49,900	4,454
Exxon Mobil Corp.	99,734	9,344
Halliburton Co.	90,400	3,427
Marathon Oil Corp.	83,400	5,076
*National-Oilwell Varco, Inc.	75,900	5,576
Schlumberger, Ltd.	106,500	10,475
Valero Energy Corp.	69,800	4,888
XTO Energy, Inc.	114,250	5,868

Total		64,238

Financials (6.5%)
American Express Co.	118,900	6,185
CME Group, Inc.	10,300	7,066
The Goldman Sachs Group, Inc.	40,000	8,603
Lehman Brothers Holdings, Inc.	95,100	6,223
NYSE Euronext, Inc.	49,900	4,380
Prudential Financial, Inc.	77,100	7,173
State Street Corp.	49,300	4,003
UBS AG	113,000	5,198

Total		48,831

Common Stocks (95.4%)	Shares/ $ Par	Value $ (000’s)

Health Care (15.1%)
Abbott Laboratories	135,500	7,608
Baxter International, Inc.	135,600	7,872
*Celgene Corp.	148,000	6,839
*Genzyme Corp.	81,600	6,074
*Gilead Sciences, Inc.	264,800	12,184
*Hospira, Inc.	145,400	6,200
Johnson & Johnson	132,200	8,818
Medtronic, Inc.	56,200	2,825
Merck & Co., Inc.	204,800	11,902
Novartis AG, ADR	147,600	8,016
Shire PLC, ADR	52,900	3,647
*St. Jude Medical, Inc.	191,300	7,774
*Thermo Fisher Scientific, Inc.	189,600	10,936
UnitedHealth Group, Inc.	111,000	6,460
Wyeth	134,100	5,926

Total		113,081

Industrials (11.6%)
The Boeing Co.	72,668	6,356
Danaher Corp.	129,600	11,371
FedEx Corp.	53,900	4,806
General Electric Co.	331,300	12,281
Honeywell International, Inc.	199,500	12,283
Norfolk Southern Corp.	106,600	5,377
Roper Industries, Inc.	65,600	4,103
*Spirit AeroSystems Holdings, Inc. — Class A	215,800	7,445
Textron, Inc.	138,000	9,839
United Technologies Corp.	167,500	12,821

Total		86,682

Information Technology (28.1%)
Accenture, Ltd. — Class A	189,611	6,832
*Adobe Systems, Inc.	106,700	4,559
*Amdocs, Ltd.	103,200	3,557
*Apple, Inc.	82,800	16,401
*Autodesk, Inc.	99,000	4,926
*Broadcom Corp. — Class A	263,050	6,876
*Cisco Systems, Inc.	495,500	13,413
Corning, Inc.	356,100	8,543
*eBay, Inc.	248,200	8,238
*Electronic Arts, Inc.	130,300	7,611
*EMC Corp.	187,000	3,465
*First Solar, Inc.	2,900	775
*Google, Inc. — Class A	37,842	26,166
Hewlett-Packard Co.	260,500	13,150
Intel Corp.	564,200	15,042
International Business Machines Corp.	69,800	7,545
Maxim Integrated Products, Inc.	211,300	5,595
Microsoft Corp.	625,800	22,278
*Oracle Corp.	455,000	10,274
QUALCOMM, Inc.	177,400	6,981
*Research In Motion, Ltd.	43,900	4,978

Common Stocks (95.4%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*SunPower Corp. — Class A	5,700	743
Telefonaktiebolaget LM Ericsson, ADR	198,700	4,640
Texas Instruments, Inc.	169,400	5,658
*Yahoo!, Inc.	105,410	2,452

Total		210,698

Materials (3.7%)
Monsanto Co.	156,400	17,469
Praxair, Inc.	113,600	10,077

Total		27,546

Telecommunication Services (1.4%)
*American Tower Corp. — Class A	84,200	3,587
*NII Holdings, Inc.	141,400	6,832

Total		10,419

Total Common Stocks (Cost: $570,317)		714,380

Money Market Investments (4.5%)

Autos (2.0%)
(b)Daimler Chrysler Auto, 6.00%, 1/10/08	15,000,000	14,978

Total		14,978

Federal Government & Agencies (0.2%)
Federal Home Loan Bank, 4.20%, 2/29/08	1,700,000	1,689

Total		1,689

Finance Services (2.1%)
Rabobank Financial Corp., 3.74%, 1/2/08	15,000,000	14,998

Total		14,998

Miscellaneous Business Credit Institutions (0.2%)
General Electric Capital Corp., 3.25%, 1/2/08	1,700,000	1,700

Total		1,700

Total Money Market Investments (Cost: $33,364)		33,365

Total Investments (99.9%) (Cost $603,681)(a)		747,745

Other Assets, Less Liabilities (0.1%)		584

Net Assets (100.0%)		748,329

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Growth Stock Portfolio

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $603,703 and the net unrealized appreciation of investments based on that cost was $144,042 which is comprised of $161,857 aggregate gross unrealized appreciation and $17,817 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	24	3/08	$14
(Total Notional Value at December 31, 2007, $8,850)

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Janus Capital Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$230 million

Portfolio Overview

The Janus Capital Appreciation Portfolio seeks long-term growth of capital through investments in the equities of companies selected for their growth potential; the main emphasis is on large capitalization stocks. Although the Portfolio is diversified, it may hold larger positions in a smaller number of companies than more diversified funds. The Portfolio is managed using a bottom-up approach, which means that the holdings are selected by examining individual securities, rather than focusing on broad economic trends or industry sectors.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Large-cap shares, such as those in which the Portfolio invests, held up better than small company stocks as investors gravitated to large firms with international exposure or many sides to their business to help support revenue and profit growth, even as the outlook for the economy turned down. Looking at performance from a sector perspective, Financials — the largest value sector — badly underperformed, while Energy and Information Technology, more growth-oriented sectors, did very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Performance

For the twelve months ended December 31, 2007, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of 26.84%, which compared favorably to the 11.81% return of the benchmark. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Large-Cap Growth Funds, was 12.84% for the year, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

Within the Portfolio, holdings within the Information Technology and Materials sectors drove outperformance during the period. Select Energy names also aided returns. In terms of detractors, certain Financials holdings were the main laggards. Some Consumer Discretionary picks also weighed on performance.

Within technology, Apple was the top contributor to performance during the period. Our thesis of steady market sales gains in the core desktop and laptop division continued to play out, as the iPod and iPhone introduced the Apple lifestyle to consumers, which continued to drive higher Apple computer sales. Apple ended the year strongly in the fourth quarter, as the market likely anticipated that the company would report stronger-than-expected profits from holiday sales. We added to the position and remain constructive on the outlook for the company.

Within Materials, Canadian-based fertilizer producer Potash Corp. moved ahead in the year, as our investment thesis of increased demand and reduced supply continued to manifest itself. Looking into next year, we believe that supply will remain tight, which will likely force prices higher for this key ingredient. Importantly, our earnings estimates remain well above Wall Street. We added to the position based on our continued positive outlook for the company.

Within Consumer Discretionary, JC Penney declined during the time period. The retailer gave up ground on concerns about a slowdown in consumer spending and soft comparable store sales trends. Despite the pullback, we remain constructive on the name, viewing the company as the best-positioned, moderately priced department store in the country.

Within Financials, Bear Stearns declined during the time period, as it was weighed down by sub-prime concerns and the bailout of two hedge funds that had mortgage exposure. While this event helped to illustrate investor fears about leverage in the system, we added to the position on weakness based on our view of the stock’s valuation.

Manager Change

After 14 years with Janus and more than ten helming related concentrated growth mandates, manager Scott Schoelzel retired from the firm as of December 31, 2007. Schoelzel is succeeded by Ron Sachs, who formerly managed Janus Orion Fund and related portfolios. Sachs joined Janus in 1996 and managed Janus Orion Fund since its inception in June 2000. Like Schoelzel, Sachs specializes in running focused growth portfolios, owning what he believes are the best growth companies with the most attractive risk-reward profiles.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Outlook

Because of the anxiety created around the subprime issues and lack of liquidity, economic growth could moderate for the next few quarters. While the U.S. economy has its challenges, the rest of the world seems to be embracing the fruits of capitalism and growing at an attractive rate.

Regardless of the macro-economic climate, we remain focused on identifying single-purpose business models that are selling compelling products into large capitalization markets.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	Since Inception*
Janus Capital Appreciation Portfolio	26.84%	18.78%
Russell 1000 Growth Index**	11.81%	11.56%
S&P 500 Index	5.49%	12.67%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average	12.84%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 1000 Growth Index is replacing the S&P 500 Index as the Portfolio’s primary benchmark because of the Russell 1000 Growth Index’s greater emphasis on growth stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

The Portfolio may hold fewer securities than other diversified portfolios because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,155.50	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.10

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (89.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.9%)
Abercrombie & Fitch Co. — Class A	80,235	6,416
Boyd Gaming Corp.	115,470	3,934
J.C. Penney Co., Inc.	105,060	4,622
Sony Corp., ADR	18,770	1,019

Total		15,991

Consumer Staples (2.4%)
Bunge, Ltd.	47,840	5,569

Total		5,569

Energy (22.7%)
Apache Corp.	30,860	3,319
ConocoPhillips	143,035	12,630
*Continental Resources, Inc.	290,550	7,592
EOG Resources, Inc.	34,960	3,120
Hess Corp.	100,750	10,162
Occidental Petroleum Corp.	56,735	4,368
Suncor Energy, Inc.	74,540	8,105
Valero Energy Corp.	43,955	3,078

Total		52,374

Financials (9.3%)
The Bear Stearns Companies, Inc.	30,650	2,705
The Goldman Sachs Group, Inc.	44,420	9,552
Lehman Brothers Holdings, Inc.	36,365	2,380
Merrill Lynch & Co., Inc.	48,620	2,610
Wells Fargo & Co.	140,470	4,241

Total		21,488

Health Care (12.0%)
Alcon, Inc.	35,835	5,126
*Celgene Corp.	220,745	10,200
*Genentech, Inc.	38,255	2,566
*Gilead Sciences, Inc.	211,475	9,730

Total		27,622

Industrials (3.0%)
Precision Castparts Corp.	50,155	6,956

Total		6,956

Information Technology (21.2%)
*Akamai Technologies, Inc.	61,833	2,139
*Apple, Inc.	125,675	24,895
*Electronic Arts, Inc.	41,860	2,445
*Google, Inc. — Class A	13,820	9,556
*Research In Motion, Ltd.	86,845	9,848

Total		48,883

Materials (11.3%)
Monsanto Co.	72,395	8,086
Potash Corp. of Saskatchewan, Inc.	124,095	17,865

Total		25,951

Common Stocks (89.9%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (1.1%)
*Time Warner Telecom, Inc. — Class A	119,320	2,421

Total		2,421

Total Common Stocks (Cost: $146,582)		207,255

Money Market Investments (9.9%)

Autos (0.5%)
Fcar Owner Trust I, 6.00%, 1/22/08	1,200,000	1,196

Total		1,196

Federal Government & Agencies (7.4%)
Federal Home Loan Bank, 3.15%, 1/2/08	1,400,000	1,400
Federal Home Loan Bank, 4.26%, 1/25/08	7,000,000	6,980
Federal Home Loan Bank, 4.30%, 1/9/08	8,400,000	8,391

Total		16,771

Finance Lessors (1.0%)
Ranger Funding Co. LLC, 5.65%, 1/11/08	1,200,000	1,198
Windmill Funding Corp., 5.70%, 1/14/08	1,200,000	1,198

Total		2,396

Finance Services (0.5%)
Rabobank Financial Corp., 3.74%, 1/2/08	1,200,000	1,200

Total		1,200

Short Term Business Credit (0.5%)
Sheffield Receivables, 5.90%, 1/11/08	1,200,000	1,198

Total		1,198

Total Money Market Investments (Cost: $22,761)		22,761

Total Investments (99.8%) (Cost $169,343)(a)		230,016

Other Assets, Less Liabilities (0.2%)		421

Net Assets (100.0%)		230,437

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $169,986 and the net unrealized appreciation of investments based on that cost was $60,030 which is comprised of $67,338 aggregate gross unrealized appreciation and $7,308 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Janus Capital Appreciation Portfolio

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in large, high quality companies with long-term growth potential.	$557 million

Portfolio Overview

The Large Cap Core Stock Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their high quality and growth potential. The Portfolio’s holdings will consist primarily of equity securities of large companies that may include both “growth” and “value” stocks. The Portfolio’s strategy is to actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the S&P 500® Index. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio’s manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500® Index to seek to enhance the Portfolio’s total return or reduce fluctuations in market value relative to the S&P 500® Index.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Large-cap shares, such as those in which the Portfolio invests, held up better than small company stocks as investors gravitated to large firms with international exposure or many sides to their business to help support revenue and profit growth, even as the outlook for the economy turned down. Looking at performance from a sector perspective, Financials — the largest value sector — badly underperformed, while Energy and Information Technology, more growth-oriented sectors, did well. For all of 2007, returns for large-, medium-, and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The Large Cap Core Stock Portfolio returned 9.12% for all of 2007, outperforming the 5.49% return of its benchmark, the S&P’s 500® Stock Index. (This index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio also outperformed the 5.78% average return of its Large-Cap Core Funds peer group, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

Looking at the Portfolio’s absolute return, performance was driven by holdings in the Energy, Industrials, Materials, and Information Technology sectors. Financials detracted most from absolute results. In terms of the Portfolio’s outperformance of its benchmark, positioning among Financials, Materials, and Industrials shares were key sources of strength. Telecommunication Services shares were the leading detractors from relative results.

Positioning in the Financials sector was the main contributor to the Portfolio’s outperformance of the Index. We were underweight in this, the poorest-performing sector in the Index, all year. Within the sector, we were underweight the troubled real estate investment trusts, thrifts, diversified financial services firms, and commercial banks. A good example was our underweight to Citigroup, the financial services giant that recognized billions of dollars in losses on bad loans in recent months, making the stock one of the largest factors in our outperformance of the benchmark.

Instead, we favored capital market-related shares such as exchanges and custody banks — firms that derive their revenues from fees rather than lending and that were positioned to benefit from the volume and volatility of trading in the financial markets. Good examples are CME Group — a derivatives trader that reported good numbers and market share gains — and State Street Bank, a leading custody bank and institutional asset manager that consistently beat earnings estimates.

Our stock selection was also effective in the Materials sector, behind an overweight position in Monsanto, an agricultural biotech firm. The stock benefited from surging demand for its more robust, genetically modified seeds; growing market share; and rising prices, all of which led to soaring profits. The market for its bio-engineered seeds boomed because of the increasing use of corn for ethanol, as well as rising population and nutritional standards around the world. Praxair was another key contributor in this sector, as the industrial gas supplier had been able to make price increases stick while also growing its book of business, raising its profit outlook going forward.

That said, the Portfolio’s return would have been even better relative to the Index but for positioning among Telecommunication Services and Energy shares. In Energy, we were sensitive to valuations, which looked rich to us; as a result, we were underweight the sector all year, limiting relative return.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

In Telecommunication Services, the leading detractor was wireless provider NII Holdings, which markets the Nextel brand in Latin America. We had an overweight position in this stock because we liked its history of solid revenue and earnings growth. But its history of success and high price-earnings ratio left it vulnerable to a let down, which came in the form of subscriber growth that failed to meet lofty expectations. We remain positive on the stock and added on weakness.

Outlook

The economic and investing backdrop looks challenging heading into 2008. But for long-term, patient investors, dislocations in the market can present tremendous investment opportunities. One area we’re beginning to look at carefully is Financials. We think there’s likely more pain coming in the form of write-offs for bad loans, but we’re beginning to consider strategic opportunities to add to our position, which remained below the Financials weighting of the Index as of December 31. Elsewhere, we’re looking for opportunities to bring up our Energy weighting closer to neutral relative to the benchmark. In addition, we remained overweight in Health Care and Information Technology shares, where we see some compelling growth opportunities.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	9.12%	12.10%	3.74%
S&P 500 Index	5.49%	12.83%	5.91%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average	5.78%	12.23%	5.18%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,020.10	$2.22
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.22

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (8.8%)
Abercrombie & Fitch Co. — Class A	13,200	1,056
Best Buy Co., Inc.	67,200	3,538
*Comcast Corp. — Class A	184,700	3,373
International Game Technology	116,600	5,122
J.C. Penney Co., Inc.	63,300	2,785
Johnson Controls, Inc.	177,900	6,411
*Kohl’s Corp.	30,700	1,406
*MGM Mirage	46,500	3,907
News Corp. — Class A	291,400	5,970
NIKE, Inc. — Class B	60,800	3,906
Omnicom Group, Inc.	100,800	4,791
Starwood Hotels & Resorts Worldwide, Inc.	61,200	2,695
Target Corp.	79,100	3,955

Total		48,915

Consumer Staples (9.0%)
Altria Group, Inc.	96,000	7,256
Avon Products, Inc.	170,300	6,732
CVS Caremark Corp.	225,222	8,953
*Hansen Natural Corp.	106,600	4,721
Loews Corp. — Carolina Group	56,200	4,794
PepsiCo, Inc.	95,800	7,271
The Procter & Gamble Co.	140,662	10,327

Total		50,054

Energy (11.5%)
Baker Hughes, Inc.	43,200	3,504
ConocoPhillips	54,888	4,847
Diamond Offshore Drilling, Inc.	44,600	6,333
EOG Resources, Inc.	37,800	3,374
Exxon Mobil Corp.	215,300	20,170
Halliburton Co.	67,100	2,544
Marathon Oil Corp.	62,000	3,773
*National-Oilwell Varco, Inc.	56,000	4,114
Schlumberger, Ltd.	76,700	7,545
Valero Energy Corp.	51,900	3,635
XTO Energy, Inc.	82,250	4,224

Total		64,063

Financials (13.5%)
American Express Co.	88,500	4,604
American International Group, Inc.	57,732	3,366
Bank of America Corp.	186,400	7,691
Citigroup, Inc.	129,600	3,815
CME Group, Inc.	7,600	5,214
Freddie Mac	136,300	4,644
Genworth Financial, Inc.	52,900	1,346
The Goldman Sachs Group, Inc.	29,200	6,279
JPMorgan Chase & Co.	153,296	6,691
Lehman Brothers Holdings, Inc.	74,200	4,856

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Prudential Financial, Inc.	87,100	8,103
State Street Corp.	77,500	6,293
The Travelers Companies, Inc.	107,800	5,800
UBS AG	48,200	2,217
Wells Fargo & Co.	140,900	4,254

Total		75,173

Health Care (13.1%)
Abbott Laboratories	98,700	5,542
Baxter International, Inc.	102,300	5,939
Bristol-Myers Squibb Co.	84,700	2,246
Cardinal Health, Inc.	58,800	3,396
*Celgene Corp.	128,300	5,929
*Express Scripts, Inc.	49,900	3,643
*Genzyme Corp.	42,700	3,179
*Gilead Sciences, Inc.	175,300	8,066
*Hospira, Inc.	105,000	4,477
Johnson & Johnson	74,400	4,962
Merck & Co., Inc.	152,400	8,855
Shire PLC, ADR	40,000	2,758
*St. Jude Medical, Inc.	143,500	5,832
*Thermo Fisher Scientific, Inc.	141,400	8,155

Total		72,979

Industrials (11.6%)
The Boeing Co.	61,383	5,369
Danaher Corp.	61,600	5,405
General Electric Co.	422,900	15,677
Honeywell International, Inc.	144,190	8,878
Norfolk Southern Corp.	79,600	4,015
Roper Industries, Inc.	49,000	3,064
*Spirit AeroSystems Holdings, Inc. — Class A	112,600	3,885
Textron, Inc.	124,800	8,898
United Technologies Corp.	120,400	9,215

Total		64,406

Information Technology (19.9%)
Accenture, Ltd. — Class A	70,100	2,526
*Adobe Systems, Inc.	92,600	3,957
*Apple, Inc.	50,000	9,903
*Autodesk, Inc.	71,500	3,558
*Broadcom Corp. — Class A	233,550	6,105
*Cisco Systems, Inc.	285,700	7,734
Corning, Inc.	264,900	6,355
*Electronic Arts, Inc.	98,300	5,742
*EMC Corp.	140,400	2,602
*First Solar, Inc.	2,100	561
*Google, Inc. — Class A	13,600	9,404
Hewlett-Packard Co.	193,100	9,748
Intel Corp.	284,200	7,577
International Business Machines Corp.	50,500	5,459

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Maxim Integrated Products, Inc.	129,200	3,421
Microsoft Corp.	351,700	12,520
*Oracle Corp.	336,000	7,587
QUALCOMM, Inc.	67,100	2,640
*SunPower Corp. — Class A	4,200	548
Texas Instruments, Inc.	84,600	2,826

Total		110,773

Materials (3.3%)
Monsanto Co.	111,100	12,409
Praxair, Inc.	69,800	6,192

Total		18,601

Other Holdings (0.6%)
Financial Select Sector SPDR Fund	120,500	3,486

Total		3,486

Telecommunication Services (2.3%)
*American Tower Corp. — Class A	62,600	2,667
AT&T, Inc.	164,000	6,816
*NII Holdings, Inc.	72,600	3,508

Total		12,991

Utilities (1.3%)
Exelon Corp.	87,900	7,176

Total		7,176

Total Common Stocks (Cost: $418,364)		528,617

Money Market Investments (4.8%)

Autos (1.8%)
(b)Daimler Chrysler Auto, 6.00%, 1/10/08	10,000,000	9,985

Total		9,985

Federal Government & Agencies (0.3%)
(b)Federal Home Loan Bank, 4.16%, 2/28/08	1,500,000	1,490

Total		1,490

Finance Services (1.7%)
Rabobank Financial Corp., 3.74%, 1/2/08	10,000,000	9,999

Total		9,999

Miscellaneous Business Credit Institutions (1.0%)
Park avenue Receivables, 4.25%, 1/2/08	5,300,000	5,299

Total		5,299

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Money Market Investments (4.8%)	Shares/ $ Par	Value $ (000’s)

Total Money Market Investments (Cost: $26,773)		26,773

Total Investments (99.7%) (Cost $445,137)(a)		555,390

Other Assets, Less Liabilities (0.3%)		1,505

Net Assets (100.0%)		556,895

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $445,878 and the net unrealized appreciation of investments based on that cost was $109,512 which is comprised of $127,546 aggregate gross unrealized appreciation and $18,034 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	30	3/08	$59
(Total Notional Value at December 31, 2007, $11,020)

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Capital Guardian Large Cap Blend Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity and equity-related securities of large U.S. companies.	$35 million

Portfolio Overview

The Capital Guardian Large Cap Blend Portfolio objectives are long-term growth of capital and income. The Portfolio seeks to meet these objectives by investing at least 80% of its net assets (plus any borrowing for investment purposes), in equity and equity-related securities of U.S. large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the Portfolio’s benchmark, the S&P 500® Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Large-cap shares, such as those in which the Portfolio invests, held up better than small company stocks as investors gravitated to large firms with international exposure or many sides to their business to help support revenue and profit growth, even as the outlook for the economy turned down. Looking at performance from a sector perspective, Financials — the largest value sector — badly underperformed, while more growth-oriented energy and information technology did very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Performance

From the Portfolio’s April 30, 2007 inception to December 31, 2007, the Capital Guardian Large Cap Blend Portfolio returned –6.52%. By comparison, the S&P 500® Stock Index returned 0.38%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.)

The Portfolio’s underperformance compared to the S&P 500® Index can be attributed largely to stock selection in the Financials and Information Technology sectors. Our stock selection worked best in the Materials, Consumer Discretionary, and Industrials sectors.

In Financials, we had significant exposures to insurance, banks, and thrifts and mortgage finance companies. The sector was home to the largest detractor from performance — an overweight position in Washington Mutual. We viewed this as a well-run, attractively valued company with a good book of business as one of the nation’s leading home lenders. Unfortunately, the market sold this and other lenders aggressively regardless of company fundamentals after troubled lender Countrywide Financial — a company whose stock we did not own — warned of mounting losses in its mortgage portfolio. Our holdings in the insurance industry also detracted from performance, as some of our bond insurers came under pressure because of exposure to losses on mortgage-related debt.

Information Technology was the other notable detractor, as we held some cyclical names that declined along with the outlook for economic growth. Jabil Circuit is a good example. It’s a world leader in contract electronic manufacturing with exposure not only to the U.S. but also to growing international markets. Despite its underperformance on the year, we still believe Jabil is a well-run company carrying a very attractive valuation that we’re continuing to hold.

At the other end of the spectrum, our stock selection was most effective in the Materials sector, the leading contributors to relative results. The leading stock here was Potash Corporation of Saskatchewan. Rising global nutritional standards have increased demand for potash which is used in fertilizer. But while demand rose, supply disruptions elsewhere limited availability and boosted prices, increasing Potash Corporation’s profits.

Industrial shares were also key contributors to relative results, led by global construction and engineering firm Fluor. The company benefited from global growth and development, as profits surged in its oil and gas and power plan construction businesses.

In addition, some of our largest contributions to return came from stocks in the Energy sector, helped by an overweight position in oilfield services firm Schlumberger. We believe the entire energy complex underspent on infrastructure for much of the last 20 years, presenting select service companies with a tremendous long-term growth opportunity.

Capital Guardian Large Cap Blend Portfolio

Capital Guardian Large Cap Blend Portfolio

Outlook

We believe we’re nearing the bottom of the credit cycle and are encouraged that the Federal Reserve has stepped in to attempt to put the economy and markets back on their feet again. As a result, we view this downturn as an opportunity to build positions in high-quality companies trading at very attractive valuations. Indeed, the current period reminds us of 2002, when there were questions about solvency for some financial institutions and massive dislocations in the market. The lesson then was that adhering to a disciplined, value-oriented process with a long-term perspective provides an opportunity to generate performance over time. Of course past performance cannot guarantee future results, but that experience strengthens our conviction that periods of financial turmoil can set the stage for performance going forward given a normalization in financial markets and return to steady growth.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
Capital Guardian Large Cap Blend Portfolio	-6.52%
S&P 500 Index	0.38%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Capital Guardian Large Cap Blend Portfolio

Capital Guardian Large Cap Blend Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$923.80	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.35

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Guardian Large Cap Blend Portfolio

Capital Guardian Large Cap Blend Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (11.2%)
Best Buy Co., Inc.	7,500	395
Carnival Corp.	800	36
CBS Corp. — Class B	5,100	139
*Coach, Inc.	1,400	43
*Comcast Corp. — Class A	2,700	49
*Ford Motor Co.	45,000	303
Fortune Brands, Inc.	400	29
Gannett Co., Inc.	2,100	82
*Hanesbrands, Inc.	5,600	152
The Home Depot, Inc.	3,100	84
*Jarden Corp.	2,000	47
Johnson Controls, Inc.	2,700	97
*Las Vegas Sands Corp.	2,000	206
Lennar Corp. — Class A	3,200	57
Lowe’s Companies, Inc.	21,200	480
McDonald’s Corp.	1,200	71
Nordstrom, Inc.	2,000	73
Omnicom Group, Inc.	1,200	57
*Starbucks Corp.	3,400	70
Starwood Hotels & Resorts Worldwide, Inc.	1,000	44
Target Corp.	13,000	650
*Time Warner Cable, Inc. — Class A	3,300	91
Time Warner, Inc.	5,700	94
*Urban Outfitters, Inc.	5,400	147
Viacom, Inc. — Class B	1,400	61
WABCO Holdings, Inc.	900	45
The Walt Disney Co.	9,100	294

Total		3,896

Consumer Staples (6.9%)
Altria Group, Inc.	5,400	408
Anheuser-Busch Companies, Inc.	1,300	68
Avon Products, Inc.	1,600	63
*Bare Escentuals, Inc.	2,600	63
Campbell Soup Co.	3,100	111
The Coca-Cola Co.	3,100	190
Costco Wholesale Corp.	1,900	133
*Energizer Holdings, Inc.	700	78
General Mills, Inc.	800	46
Kraft Foods, Inc. — Class A	12,200	398
PepsiCo, Inc.	5,600	425
Sara Lee Corp.	17,500	281
Unilever NV	3,900	142

Total		2,406

Energy (7.4%)
Anadarko Petroleum Corp.	1,000	66
Arch Coal, Inc.	2,100	94
Baker Hughes, Inc.	2,200	178
BJ Services Co.	8,700	211
Chevron Corp.	1,300	121
ConocoPhillips	1,900	168
EOG Resources, Inc.	600	54
Exxon Mobil Corp.	2,200	206

Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Peabody Energy Corp.	2,100	129
Royal Dutch Shell PLC, ADR — Class A	7,200	607
Schlumberger, Ltd.	5,000	492
*Weatherford International, Ltd.	3,700	254

Total		2,580

Financials (18.1%)
AFLAC, Inc.	1,300	81
Ambac Financial Group, Inc.	6,400	165
American Capital Strategies, Ltd.	2,400	79
American International Group, Inc.	8,500	496
*AmeriCredit Corp.	3,700	47
*Berkshire Hathaway, Inc. — Class A	3	425
Capital One Financial Corp.	2,000	95
Douglas Emmett, Inc.	1,600	36
Fannie Mae	7,100	284
Fifth Third Bancorp	3,900	98
Freddie Mac	7,100	242
General Growth Properties, Inc.	800	33
The Goldman Sachs Group, Inc.	2,600	559
Host Hotels & Resorts, Inc.	900	15
Hudson City Bancorp, Inc.	13,300	200
IndyMac Bancorp, Inc.	7,700	46
JPMorgan Chase & Co.	19,300	841
Lehman Brothers Holdings, Inc.	4,900	321
Marsh & McLennan Companies, Inc.	7,500	199
MBIA, Inc.	8,500	158
Merrill Lynch & Co., Inc.	500	27
Moody’s Corp.	2,700	96
The Progressive Corp.	3,400	65
SLM Corp.	12,300	248
SunTrust Banks, Inc.	2,300	144
Wachovia Corp.	18,600	707
Washington Mutual, Inc.	17,300	235
Wells Fargo & Co.	9,300	281
XL Capital, Ltd. — Class A	2,000	101

Total		6,324

Health Care (14.6%)
Abbott Laboratories	2,600	146
Allergan, Inc.	4,300	276
AstraZeneca PLC, ADR	6,900	295
Baxter International, Inc.	7,100	412
Bristol-Myers Squibb Co.	7,800	207
*Cerner Corp.	2,100	118
*DaVita, Inc.	2,600	147
*Forest Laboratories, Inc.	9,300	339
*Genentech, Inc.	10,800	724

Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*ImClone Systems, Inc.	5,900	254
Medtronic, Inc.	6,100	307
*Millennium Pharmaceuticals, Inc.	8,000	120
Pfizer, Inc.	9,200	209
Sanofi-Aventis, ADR	5,400	246
*Sepracor, Inc.	6,000	158
Teva Pharmaceutical Industries, Ltd., ADR	3,200	149
UnitedHealth Group, Inc.	15,500	902
Wyeth	2,200	97

Total		5,106

Industrials (9.8%)
The Boeing Co.	3,400	297
Caterpillar, Inc.	1,000	73
Cooper Industries, Ltd. — Class A	1,300	69
Danaher Corp.	2,300	202
Emerson Electric Co.	1,400	79
FedEx Corp.	1,700	152
Fluor Corp.	3,000	437
General Electric Co.	21,000	779
Illinois Tool Works, Inc.	5,100	273
*Monster Worldwide, Inc.	1,600	52
*Owens Corning, Inc.	800	16
Siemens AG, ADR	600	94
Southwest Airlines Co.	6,700	82
Tyco International, Ltd.	1,500	59
United Parcel Service, Inc. — Class B	6,800	481
United Technologies Corp.	3,700	283

Total		3,428

Information Technology (20.8%)
*Affiliated Computer Services, Inc. — Class A	1,500	68
*Agilent Technologies, Inc.	3,000	110
Altera Corp.	11,700	226
Applied Materials, Inc.	24,600	437
*ASML Holding N.V.	1,244	39
*Brocade Communications Systems, Inc.	16,700	123
*Ciena Corp.	1,900	65
*Cisco Systems, Inc.	19,300	521
*Cognizant Technology Solutions Corp. — Class A	1,400	48
Corning, Inc.	5,300	127
*Dell, Inc.	6,300	154
*eBay, Inc.	15,900	527
*Flextronics International, Ltd.	9,500	115
*Google, Inc. — Class A	1,300	898
Hewlett-Packard Co.	1,800	91
Intel Corp.	6,700	179
Jabil Circuit, Inc.	13,200	202
KLA-Tencor Corp.	6,300	303
*Lam Research Corp.	1,600	69

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Large Cap Blend Portfolio

Capital Guardian Large Cap Blend Portfolio

Common Stocks (98.0%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Linear Technology Corp.	3,400	108
*Micron Technology, Inc.	33,900	246
Microsoft Corp.	14,400	513
*Network Appliance, Inc.	1,000	25
*Oracle Corp.	4,400	99
Paychex, Inc.	2,300	83
*Polycom, Inc.	2,800	78
*Qimonda AG, ADR	7,400	53
QUALCOMM, Inc.	10,400	409
*SanDisk Corp.	13,900	461
SAP AG, ADR	1,600	82
Seagate Technology	6,900	176
*Silicon Laboratories, Inc.	1,200	45
*Sun Microsystems, Inc.	4,125	75
*Symantec Corp.	3,800	61
*VeriFone Holdings, Inc.	4,100	95
Xilinx, Inc.	2,500	55
*Yahoo!, Inc.	13,400	312

Total		7,278

Materials (4.2%)
Allegheny Technologies, Inc.	500	43
Barrick Gold Corp.	11,500	484
Cleveland-Cliffs, Inc.	400	40
Freeport-McMoRan Copper & Gold, Inc.	1,100	113
Monsanto Co.	1,600	179
Newmont Mining Corp.	1,800	88
Potash Corp. of Saskatchewan, Inc.	3,100	446
Vulcan Materials Co.	1,000	79

Total		1,472

Other Holdings (1.0%)
SPDR Trust Series 1	2,500	366

Total		366

Telecommunication Services (2.4%)
*American Tower Corp. — Class A	3,300	141
AT&T, Inc.	8,500	352
*Level 3 Communications, Inc.	27,500	84
*Time Warner Telecom, Inc. — Class A	12,300	250

Total		827

Utilities (1.6%)
*The AES Corp.	3,300	71
Allegheny Energy, Inc.	1,100	70
CMS Energy Corp.	3,400	59
Edison International	3,400	182
MDU Resources Group, Inc.	1,600	44
Pinnacle West Capital Corp.	3,000	127

Total		553

Total Common Stocks (Cost: $36,554)		34,236

Preferred Stocks (0.7%)	Shares/ $ Par	Value $ (000’s)

Federal Savings Institutions (0.4%)
Washington Mutual, Inc. CV PFD Ser R 7.75% Non Cum Perp.	170	146

Total		146

Financials (0.1%)
SLM Corp., 7.25%	20	21

Total		21

Pharmaceutical Preparations (0.2%)
Schering-Plough Corp., 6.00%, 8/13/10	300	73

Total		73

Total Preferred Stocks (Cost: $266)		240

Money Market Investments (1.4%)

Finance Services (1.4%)
Rabobank Financial Corp., 3.74%, 1/2/08	500,000	500

Total Money Market Investments (Cost: $500)		500

Total Investments (100.1%) (Cost $37,320)(a)		34,976

Other Assets, Less Liabilities (-0.1%)		(41)

Net Assets (100.0%)		34,935

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $37,483 and the net unrealized depreciation of investments based on that cost was $2,507 which is comprised of $1,957 aggregate gross unrealized appreciation and $4,464 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Large Cap Blend Portfolio

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P’s 500® Composite Stock Price Index.	Invest in stocks included in the S&P 500® Index while maintaining sector proportions in the Portfolio equal to the Index.	$2.1 billion

Portfolio Overview

The Index 500 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500® Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the U.S. The Portfolio’s strategy is to capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Index 500 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. The Portfolio invests in stocks included in the S&P 500® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and may purchase Index futures contracts in amounts approximating the cash held in the Index.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Much of the discrepancy between the performance of growth and value styles can be attributed to sector returns — Financials (the largest value sector) performed poorly, while Information Technology and Energy (more growth-oriented sectors) did very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Mirroring the volatility in the market, returns for the sectors making up the S&P 500® Index varied widely. The best-performing sector was Energy, up 35%, as the big, integrated oil producers enjoyed another year of record profits. Next best was Materials’ 22% increase, behind gains in chemicals and metals and mining concerns. Similarly, Industrials were up 14%, with performance driven by stocks in the construction and engineering, machinery, and electrical equipment industries.

Safe-haven Utilities and Consumer Staples also performed well, rising 19% and 17%, respectively. Other sectors that enjoyed positive returns were Telecommunication Services (up 11%) and Health Care (up 7%). Information Technology’s 17% gain deserves special mention, as these traditionally growth-oriented shares benefited from investors seeking proven growers as the economy slowed.

At the other end of the spectrum, Financials stocks declined 19% as the stain of the subprime meltdown spread from lenders to the investment banks that packaged the loans into marketable securities and then to the insurers that backed the deals. Tighter credit coupled with falling home values and consumer confidence weighed on spending, meaning negative returns for Consumer Discretionary shares (down 13%).

Portfolio Performance

For the year ended December 31, 2007, the Portfolio had a total return of 5.43%, compared with 5.49% for the S&P 500® Index. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P 500® Index due to transaction costs, administrative expenses, cash flow effects, and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, S&P 500® Index Objective Funds, was 5.12%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

As we seek to track the performance and weightings of stocks in the S&P 500® Index, we make changes in the Portfolio’s holdings as the Index changes. Standard & Poor’s changes the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2007, 33 companies were added to the Index, with a like number eliminated during the year. We try to make these adjustments in the Portfolio in a way that minimizes the cost and market impact of our trading. For example, it is typical for stocks to rise temporarily when they are initially added to the Index as funds adjust their portfolios to reflect the new benchmark. We attempt to add these names to the Portfolio in a more efficient, cost-effective way by incorporating them after this temporary price increase subsides.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Outlook

Looking ahead to 2008, the environment for equities appears challenging as we enter a period of decelerating economic growth. That said, slower growth has typically favored large-cap shares, such as those making up the Index 500 Stock Portfolio, relative to small- and medium-sized companies. That’s because larger firms tend to have more lines of business and levers to pull to maintain profitability. They also are typically more geographically diversified, giving them exposure to growing overseas economies. But regardless of market direction or preference for growth or value shares in the short run, one compelling attraction of investing in a fund based on a broad market index is that shareholders gain exposure to both styles of investing.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	5.43%	12.66%	5.88%
S&P 500 Index	5.49%	12.83%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	5.12%	12.39%	5.59%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500”, “Standard & Poor’s 500”, S&P SmallCap 600 and Standard & Poor’s SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$985.60	$1.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	$1.04

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (8.3%)
Abercrombie & Fitch Co. — Class A	13,800	1,104
*Amazon.com, Inc.	49,300	4,567
*Apollo Group, Inc. — Class A	21,900	1,536
*AutoNation, Inc.	22,029	345
*AutoZone, Inc.	7,125	854
*Bed Bath & Beyond, Inc.	42,500	1,249
Best Buy Co., Inc.	56,275	2,963
*Big Lots, Inc.	14,500	232
The Black & Decker Corp.	10,000	697
Brunswick Corp.	14,100	240
Carnival Corp.	70,109	3,119
CBS Corp. — Class B	109,924	2,995
Centex Corp.	19,500	493
Circuit City Stores, Inc.	27,000	113
Clear Channel Communications, Inc.	79,850	2,756
*Coach, Inc.	59,100	1,807
*Comcast Corp. — Class A	493,005	9,002
D.R. Horton, Inc.	44,500	586
Darden Restaurants, Inc.	22,750	630
Dillard’s, Inc. — Class A	9,164	172
*The DIRECTV Group, Inc.	115,200	2,663
The E.W. Scripps Co. — Class A	14,400	648
Eastman Kodak Co.	46,183	1,010
*Expedia, Inc.	33,300	1,053
Family Dollar Stores, Inc.	22,500	433
*Ford Motor Co.	338,494	2,278
Fortune Brands, Inc.	24,467	1,770
*GameStop Corp. — Class A	25,500	1,584
Gannett Co., Inc.	37,250	1,453
The Gap, Inc.	74,675	1,589
General Motors Corp.	90,827	2,261
Genuine Parts Co.	26,900	1,245
*The Goodyear Tire & Rubber Co.	38,500	1,086
H&R Block, Inc.	52,100	967
Harley-Davidson, Inc.	38,700	1,808
Harman International Industries, Inc.	9,700	715
Harrah’s Entertainment, Inc.	30,050	2,667
Hasbro, Inc.	23,525	602
The Home Depot, Inc.	270,700	7,293
*IAC/InterActiveCorp	29,600	797
International Game Technology	50,600	2,223
*The Interpublic Group of Companies, Inc.	75,500	612
J.C. Penney Co., Inc.	35,550	1,564
Johnson Controls, Inc.	95,300	3,435
Jones Apparel Group, Inc.	13,600	217
KB HOME	12,300	266
*Kohl’s Corp.	50,367	2,307
Leggett & Platt, Inc.	27,333	477
Lennar Corp. — Class A	22,300	399

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Limited Brands, Inc.	49,887	944
Liz Claiborne, Inc.	16,000	326
Lowe’s Companies, Inc.	234,600	5,307
Macy’s Inc.	69,446	1,797
Marriott International, Inc. — Class A	50,100	1,712
Mattel, Inc.	58,888	1,121
McDonald’s Corp.	189,778	11,181
The McGraw-Hill Companies, Inc.	52,820	2,314
Meredith Corp.	6,100	335
The New York Times Co. — Class A	23,070	404
Newell Rubbermaid, Inc.	44,792	1,159
News Corp. — Class A	371,100	7,604
NIKE, Inc. — Class B	61,600	3,957
Nordstrom, Inc.	30,134	1,107
*Office Depot, Inc.	43,657	607
OfficeMax, Inc.	12,100	250
Omnicom Group, Inc.	52,400	2,491
Polo Ralph Lauren Corp.	9,400	581
Pulte Homes, Inc.	34,000	358
RadioShack Corp.	21,000	354
*Sears Holdings Corp.	11,680	1,192
The Sherwin-Williams Co.	16,713	970
Snap-on, Inc.	9,217	445
The Stanley Works	13,150	638
Staples, Inc.	113,450	2,617
*Starbucks Corp.	117,200	2,399
Starwood Hotels & Resorts Worldwide, Inc.	31,900	1,405
Target Corp.	133,257	6,663
Tiffany & Co.	21,767	1,002
Time Warner, Inc.	579,900	9,574
The TJX Companies, Inc.	70,100	2,014
VF Corp.	14,157	972
Viacom, Inc. — Class B	105,324	4,626
The Walt Disney Co.	305,357	9,858
Wendy’s International, Inc.	14,050	363
Whirlpool Corp.	12,444	1,016
Wyndham Worldwide Corp.	28,586	673
Yum! Brands, Inc.	81,560	3,121

Total		174,339

Consumer Staples (10.1%)
Altria Group, Inc.	337,922	25,539
Anheuser-Busch Companies, Inc.	117,749	6,163
Archer-Daniels-Midland Co.	103,103	4,787
Avon Products, Inc.	68,800	2,720
Brown-Forman Corp. — Class B	13,818	1,024
Campbell Soup Co.	35,722	1,276
The Clorox Co.	22,250	1,450
The Coca-Cola Co.	318,875	19,569
Coca-Cola Enterprises, Inc.	45,900	1,195
Colgate-Palmolive Co.	81,822	6,379

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
ConAgra Foods, Inc.	78,167	1,860
*Constellation Brands, Inc. — Class A	31,100	735
Costco Wholesale Corp.	69,664	4,860
CVS Caremark Corp.	236,961	9,419
*Dean Foods Co.	21,100	546
The Estee Lauder Companies, Inc. — Class A	18,300	798
General Mills, Inc.	54,167	3,088
H.J. Heinz Co.	50,817	2,372
The Hershey Co.	27,000	1,064
Kellogg Co.	42,357	2,221
Kimberly-Clark Corp.	67,856	4,705
Kraft Foods, Inc. — Class A	248,196	8,099
The Kroger Co.	109,305	2,920
McCormick & Co., Inc.	20,500	777
Molson Coors Brewing Co. — Class B	21,900	1,130
The Pepsi Bottling Group, Inc.	22,200	876
PepsiCo, Inc.	258,230	19,600
The Procter & Gamble Co.	498,264	36,582
Reynolds American, Inc.	27,400	1,807
Safeway, Inc.	71,000	2,429
Sara Lee Corp.	116,135	1,865
SUPERVALU, Inc.	33,870	1,271
Sysco Corp.	97,525	3,044
Tyson Foods, Inc. — Class A	43,900	673
UST, Inc.	25,167	1,379
Walgreen Co.	159,046	6,056
Wal-Mart Stores, Inc.	379,100	18,019
Whole Foods Market, Inc.	22,400	914
Wm. Wrigley Jr. Co.	34,958	2,047

Total		211,258

Energy (12.7%)
Anadarko Petroleum Corp.	74,824	4,915
Apache Corp.	53,146	5,715
Baker Hughes, Inc.	51,030	4,139
BJ Services Co.	47,000	1,140
Chesapeake Energy Corp.	72,900	2,858
Chevron Corp.	338,714	31,612
ConocoPhillips	256,638	22,661
CONSOL Energy, Inc.	29,100	2,081
Devon Energy Corp.	71,400	6,348
El Paso Corp.	112,371	1,937
ENSCO International, Inc.	23,200	1,383
EOG Resources, Inc.	39,420	3,518
Exxon Mobil Corp.	876,456	82,116
Halliburton Co.	141,338	5,358
Hess Corp.	44,600	4,498
Marathon Oil Corp.	113,966	6,936
Murphy Oil Corp.	30,200	2,562
*Nabors Industries, Ltd.	45,400	1,244
*National-Oilwell Varco, Inc.	57,200	4,202
Noble Corp.	43,000	2,430
Noble Energy, Inc.	27,500	2,187

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Occidental Petroleum Corp.	132,940	10,235
Peabody Energy Corp.	42,500	2,620
Range Resources Corp.	23,900	1,228
Rowan Companies, Inc.	17,850	704
Schlumberger, Ltd.	191,834	18,871
Smith International, Inc.	32,100	2,371
Spectra Energy Corp.	101,436	2,619
Sunoco, Inc.	18,900	1,369
Tesoro Corp.	22,000	1,049
*Transocean, Inc.	50,967	7,296
Valero Energy Corp.	88,300	6,184
*Weatherford International, Ltd.	54,100	3,711
The Williams Companies, Inc.	95,200	3,406
XTO Energy, Inc.	77,623	3,987

Total		265,490

Financials (17.5%)
ACE, Ltd.	52,900	3,268
AFLAC, Inc.	78,250	4,901
The Allstate Corp.	91,528	4,781
Ambac Financial Group, Inc.	16,300	420
American Capital Strategies, Ltd.	30,800	1,015
American Express Co.	187,575	9,758
American International Group, Inc.	406,830	23,717
Ameriprise Financial, Inc.	37,155	2,048
Aon Corp.	47,100	2,246
Apartment Investment & Management Co. — Class A	15,300	531
Assurant, Inc.	15,300	1,024
AvalonBay Communities, Inc.	12,600	1,186
Bank of America Corp.	711,967	29,375
Bank of New York Mellon Corp.	182,663	8,907
BB&T Corp.	88,100	2,702
The Bear Stearns Companies, Inc.	18,495	1,632
Boston Properties, Inc.	19,100	1,754
Capital One Financial Corp.	62,729	2,965
*CB Richard Ellis Group, Inc.	31,800	685
The Charles Schwab Corp.	150,311	3,840
The Chubb Corp.	61,600	3,362
Cincinnati Financial Corp.	26,675	1,055
CIT Group, Inc.	30,400	731
Citigroup, Inc.	800,848	23,576
CME Group, Inc.	8,800	6,037
Comerica, Inc.	24,250	1,056
Commerce Bancorp, Inc.	31,300	1,194
Countrywide Financial Corp.	92,800	830
Developers Diversified Realty Corp.	19,700	754
Discover Financial Services	76,656	1,156
*E*TRADE Financial Corp.	68,000	241
Equity Residential	43,500	1,586
Fannie Mae	156,948	6,275

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Federated Investors, Inc. — Class B	13,900	572
Fifth Third Bancorp	85,434	2,147
First Horizon National Corp.	20,200	367
*Forestar Real Estate Group, Inc.	5,666	134
Franklin Resources, Inc.	25,950	2,969
Freddie Mac	106,086	3,614
General Growth Properties, Inc.	39,100	1,610
Genworth Financial, Inc.	70,400	1,792
The Goldman Sachs Group, Inc.	63,800	13,719
*Guaranty Financial Group, Inc.	5,666	91
The Hartford Financial Services Group, Inc.	50,350	4,390
Host Hotels & Resorts, Inc.	83,800	1,428
Hudson City Bancorp, Inc.	83,500	1,254
Huntington Bancshares, Inc.	58,742	867
*IntercontinentalExchange, Inc.	11,200	2,156
Janus Capital Group, Inc.	24,629	809
JPMorgan Chase & Co.	538,897	23,522
KeyCorp	62,375	1,463
Kimco Realty Corp.	40,500	1,474
Legg Mason, Inc.	21,500	1,573
Lehman Brothers Holdings, Inc.	85,044	5,565
Leucadia National Corp.	27,100	1,276
Lincoln National Corp.	43,230	2,517
Loews Corp.	70,501	3,549
M&T Bank Corp.	12,000	979
Marsh & McLennan Companies, Inc.	83,480	2,210
Marshall & Ilsley Corp.	41,300	1,094
MBIA, Inc.	20,150	375
Merrill Lynch & Co., Inc.	137,300	7,370
MetLife, Inc.	118,836	7,323
MGIC Investment Corp.	13,100	294
Moody’s Corp.	34,450	1,230
Morgan Stanley	170,213	9,040
National City Corp.	101,597	1,672
Northern Trust Corp.	30,650	2,347
NYSE Euronext, Inc.	42,500	3,730
Plum Creek Timber Co., Inc.	27,600	1,271
PNC Financial Services Group, Inc.	56,067	3,681
Principal Financial Group, Inc.	42,000	2,891
The Progressive Corp.	112,000	2,146
ProLogis	41,300	2,618
Prudential Financial, Inc.	72,800	6,773
Public Storage, Inc.	20,000	1,468
Regions Financial Corp.	111,490	2,637
SAFECO Corp.	15,150	844
Simon Property Group, Inc.	35,800	3,110
SLM Corp.	66,442	1,338
Sovereign Bancorp, Inc.	57,780	659
State Street Corp.	62,000	5,034

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
SunTrust Banks, Inc.	56,033	3,502
Synovus Financial Corp.	52,650	1,268
T. Rowe Price Group, Inc.	42,400	2,581
Torchmark Corp.	14,750	893
The Travelers Companies, Inc.	103,510	5,569
U.S. Bancorp	277,021	8,793
Unum Group	57,931	1,378
Vornado Realty Trust	21,500	1,891
Wachovia Corp.	316,947	12,053
Washington Mutual, Inc.	139,354	1,897
Wells Fargo & Co.	541,360	16,343
XL Capital, Ltd.	28,600	1,439
Zions Bancorporation	17,300	808

Total		364,015

Health Care (11.8%)
Abbott Laboratories	247,850	13,917
Aetna, Inc.	80,308	4,636
Allergan, Inc.	49,234	3,163
AmerisourceBergen Corp.	26,900	1,207
*Amgen, Inc.	174,517	8,105
Applera Corp. — Applied Biosystems Group	26,933	914
*Barr Pharmaceuticals, Inc.	17,300	919
Baxter International, Inc.	101,700	5,904
Becton, Dickinson and Co.	39,150	3,272
*Biogen Idec, Inc.	47,090	2,680
*Boston Scientific Corp.	215,222	2,503
Bristol-Myers Squibb Co.	317,408	8,418
C. R. Bard, Inc.	16,300	1,545
Cardinal Health, Inc.	58,025	3,351
*Celgene Corp.	61,900	2,860
CIGNA Corp.	44,787	2,406
*Coventry Health Care, Inc.	24,800	1,469
Covidien Ltd.	79,827	3,536
Eli Lilly and Co.	158,306	8,452
*Express Scripts, Inc.	40,400	2,949
*Forest Laboratories, Inc.	50,066	1,825
*Genzyme Corp.	42,700	3,179
*Gilead Sciences, Inc.	149,300	6,869
*Hospira, Inc.	25,265	1,077
*Humana, Inc.	27,200	2,048
IMS Health, Inc.	31,167	718
Johnson & Johnson	459,137	30,625
*King Pharmaceuticals, Inc.	39,066	400
*Laboratory Corp. of America Holdings	18,500	1,397
McKesson Corp.	46,405	3,040
*Medco Health Solutions, Inc.	42,872	4,347
Medtronic, Inc.	181,400	9,119
Merck & Co., Inc.	349,220	20,294
*Millipore Corp.	8,800	644
Mylan Laboratories, Inc.	48,400	681
*Patterson Companies, Inc.	22,400	760
PerkinElmer, Inc.	19,000	494
Pfizer, Inc.	1,095,634	24,905
Quest Diagnostics, Inc.	25,200	1,333
Schering-Plough Corp.	259,850	6,922
*St. Jude Medical, Inc.	54,900	2,231

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Stryker Corp.	38,200	2,854
*Tenet Healthcare Corp.	75,850	385
*Thermo Fisher Scientific, Inc.	67,700	3,905
UnitedHealth Group, Inc.	207,344	12,067
*Varian Medical Systems, Inc.	20,100	1,048
*Waters Corp.	16,100	1,273
*Watson Pharmaceuticals, Inc.	16,600	451
*WellPoint, Inc.	91,700	8,045
Wyeth	214,829	9,493
*Zimmer Holdings, Inc.	37,637	2,490

Total		247,125

Industrials (11.4%)
3M Co.	114,376	9,644
*Allied Waste Industries, Inc.	46,450	512
Avery Dennison Corp.	17,050	906
The Boeing Co.	124,376	10,878
Burlington Northern Santa Fe Corp.	47,785	3,977
C.H. Robinson Worldwide, Inc.	27,200	1,472
Caterpillar, Inc.	101,976	7,399
Cintas Corp.	21,633	727
Cooper Industries, Ltd. — Class A	28,900	1,528
CSX Corp.	67,400	2,964
Cummins, Inc.	16,400	2,089
Danaher Corp.	40,600	3,562
Deere & Co.	71,220	6,632
Dover Corp.	31,867	1,469
Eaton Corp.	23,500	2,278
Emerson Electric Co.	126,300	7,156
Equifax, Inc.	21,100	767
Expeditors International of Washington, Inc.	34,200	1,528
FedEx Corp.	49,620	4,425
Fluor Corp.	14,200	2,069
General Dynamics Corp.	64,500	5,740
General Electric Co.	1,621,306	60,103
Goodrich Corp.	20,000	1,412
Honeywell International, Inc.	119,850	7,379
Illinois Tool Works, Inc.	66,300	3,550
Ingersoll-Rand Co., Ltd. — Class A	43,660	2,029
ITT Corp.	29,100	1,922
*Jacobs Engineering Group, Inc.	19,400	1,855
L-3 Communications Holdings, Inc.	20,200	2,140
Lockheed Martin Corp.	55,708	5,864
The Manitowoc Co., Inc.	20,800	1,016
Masco Corp.	59,200	1,279
*Monster Worldwide, Inc.	20,567	666
Norfolk Southern Corp.	62,157	3,135
Northrop Grumman Corp.	54,320	4,272
PACCAR, Inc.	59,115	3,221

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Pall Corp.	19,650	792
Parker Hannifin Corp.	27,012	2,034
Pitney Bowes, Inc.	34,837	1,325
Precision Castparts Corp.	22,200	3,079
R. R. Donnelley & Sons Co.	34,434	1,300
Raytheon Co.	68,900	4,182
Robert Half International, Inc.	25,840	699
Rockwell Automation, Inc.	23,950	1,652
Rockwell Collins, Inc.	26,150	1,882
Ryder System, Inc.	9,300	437
Southwest Airlines Co.	117,767	1,437
*Terex Corp.	16,500	1,082
Textron, Inc.	40,000	2,852
Trane, Inc.	27,500	1,285
Tyco International, Ltd.	79,427	3,149
Union Pacific Corp.	42,160	5,296
United Parcel Service, Inc. — Class B	168,600	11,923
United Technologies Corp.	158,534	12,135
W.W. Grainger, Inc.	10,800	945
Waste Management, Inc.	81,585	2,665

Total		237,716

Information Technology (16.5%)
*Adobe Systems, Inc.	92,050	3,933
*Advanced Micro Devices, Inc.	96,800	726
*Affiliated Computer Services, Inc. — Class A	16,100	726
*Agilent Technologies, Inc.	62,037	2,279
*Akamai Technologies, Inc.	26,700	924
Altera Corp.	53,911	1,042
Analog Devices, Inc.	48,657	1,542
*Apple, Inc.	140,500	27,830
Applied Materials, Inc.	221,100	3,927
*Autodesk, Inc.	37,068	1,845
Automatic Data Processing, Inc.	84,450	3,761
*BMC Software, Inc.	31,460	1,121
*Broadcom Corp. — Class A	75,500	1,974
CA, Inc.	62,892	1,569
*Ciena Corp.	13,785	470
*Cisco Systems, Inc.	973,300	26,347
*Citrix Systems, Inc.	30,420	1,156
*Cognizant Technology Solutions Corp. — Class A	46,600	1,582
*Computer Sciences Corp.	27,950	1,383
*Compuware Corp.	45,757	406
*Convergys Corp.	20,850	343
Corning, Inc.	252,800	6,065
*Dell, Inc.	359,533	8,812
*eBay, Inc.	182,400	6,054
*Electronic Arts, Inc.	50,500	2,950
Electronic Data Systems Corp.	82,167	1,703
*EMC Corp.	336,574	6,237
Fidelity National Information Services, Inc.	27,400	1,140
*Fiserv, Inc.	26,425	1,466
*Google, Inc. — Class A	37,100	25,654

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Hewlett-Packard Co.	413,626	20,880
Intel Corp.	937,963	25,006
International Business Machines Corp.	221,039	23,894
*Intuit, Inc.	53,400	1,688
Jabil Circuit, Inc.	33,367	510
*JDS Uniphase Corp.	35,250	469
*Juniper Networks, Inc.	83,700	2,779
KLA-Tencor Corp.	29,200	1,406
*Lexmark International, Inc. — Class A	15,200	530
Linear Technology Corp.	35,850	1,141
*LSI Logic Corp.	113,200	601
*MEMC Electronic Materials, Inc.	36,800	3,256
Microchip Technology, Inc.	34,400	1,081
*Micron Technology, Inc.	121,950	884
Microsoft Corp.	1,290,692	45,948
Molex, Inc.	22,750	621
Motorola, Inc.	366,477	5,878
National Semiconductor Corp.	37,686	853
*Network Appliance, Inc.	55,200	1,378
*Novell, Inc.	56,000	385
*Novellus Systems, Inc.	18,600	513
*NVIDIA Corp.	89,150	3,033
*Oracle Corp.	632,625	14,285
Paychex, Inc.	53,535	1,939
*QLogic Corp.	21,900	311
QUALCOMM, Inc.	262,534	10,331
*SanDisk Corp.	36,600	1,214
*Sun Microsystems, Inc.	132,949	2,410
*Symantec Corp.	139,154	2,246
*Tellabs, Inc.	70,492	461
*Teradata Corp.	29,000	795
*Teradyne, Inc.	27,850	288
Texas Instruments, Inc.	224,300	7,492
Tyco Electronics, Ltd.	79,727	2,960
*Unisys Corp.	55,750	264
*VeriSign, Inc.	35,400	1,331
Western Union Co.	120,432	2,924
Xerox Corp.	148,300	2,401
Xilinx, Inc.	47,200	1,032
*Yahoo!, Inc.	214,400	4,987

Total		345,372

Materials (3.3%)
Air Products and Chemicals, Inc.	34,567	3,409
Alcoa, Inc.	136,107	4,975
Allegheny Technologies, Inc.	16,417	1,418
Ashland, Inc.	9,000	427
Ball Corp.	16,132	726
Bemis Co., Inc.	16,100	441
The Dow Chemical Co.	151,509	5,972
E. I. du Pont de Nemours and Co.	144,228	6,359
Eastman Chemical Co.	13,025	796
Ecolab, Inc.	28,000	1,434

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Freeport-McMoRan Copper & Gold, Inc.	61,288	6,278
Hercules, Inc.	18,600	360
International Flavors & Fragrances, Inc.	13,000	626
International Paper Co.	68,666	2,223
MeadWestvaco Corp.	29,679	929
Monsanto Co.	87,706	9,796
Newmont Mining Corp.	72,480	3,539
Nucor Corp.	46,232	2,738
*Pactiv Corp.	20,900	557
PPG Industries, Inc.	26,267	1,845
Praxair, Inc.	50,700	4,498
Rohm and Haas Co.	20,080	1,066
Sealed Air Corp.	25,842	598
Sigma-Aldrich Corp.	20,900	1,141
Temple-Inland, Inc.	17,000	354
Titanium Metals Corp.	14,000	370
United States Steel Corp.	18,950	2,291
Vulcan Materials Co.	17,400	1,376
Weyerhaeuser Co.	33,580	2,476

Total		69,018

Telecommunication Services (3.6%)
*American Tower Corp. — Class A	64,900	2,765
AT&T, Inc.	972,975	40,436
CenturyTel, Inc.	17,700	734
Citizens Communications Co.	52,600	670
Embarq Corp.	24,530	1,215
*Qwest Communications International, Inc.	251,935	1,766
Sprint Nextel Corp.	456,302	5,991
Verizon Communications, Inc.	463,642	20,257
Windstream Corp.	76,492	996

Total		74,830

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Utilities (3.6%)
*The AES Corp.	107,400	2,297
Allegheny Energy, Inc.	26,700	1,698
Ameren Corp.	33,367	1,809
American Electric Power Co., Inc.	64,140	2,986
CenterPoint Energy, Inc.	51,562	883
CMS Energy Corp.	36,100	627
Consolidated Edison, Inc.	43,550	2,127
Constellation Energy Group	29,000	2,973
Dominion Resources, Inc.	93,776	4,450
DTE Energy Co.	26,250	1,154
Duke Energy Corp.	202,273	4,080
*Dynegy, Inc.	79,300	566
Edison International	52,220	2,787
Entergy Corp.	31,209	3,730
Exelon Corp.	105,924	8,649
FirstEnergy Corp.	48,865	3,535
FPL Group, Inc.	65,314	4,427
Integrys Energy Group, Inc.	12,232	632
Nicor, Inc.	7,250	307
NiSource, Inc.	43,973	831
Pepco Holdings, Inc.	32,100	941
PG&E Corp.	56,825	2,449
Pinnacle West Capital Corp.	16,100	683
PPL Corp.	59,668	3,108
Progress Energy, Inc.	41,592	2,014
Public Service Enterprise Group, Inc.	40,836	4,012
Questar Corp.	27,700	1,499
Sempra Energy	41,902	2,593
The Southern Co.	121,800	4,720
TECO Energy, Inc.	33,700	580
Xcel Energy, Inc.	67,320	1,519

Total		74,666

Total Common Stocks (Cost: $1,390,734)		2,063,829

Money Market Investments (1.1%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (0.1%)
(b)Federal Home Loan Bank, 4.20%, 2/29/08	2,100,000	2,086

Total		2,086

Finance Services (0.4%)
(b)Rabobank Financial Corp., 3.74%, 1/2/08	10,000,000	9,999

Total		9,999

Miscellaneous Business Credit Institutions (0.1%)
(b)General Electric Capital Corp., 3.25%, 1/2/08	1,400,000	1,400

Total		1,400

Security Brokers and Dealers (0.5%)
(b)Merrill Lynch, 4.75%, 2/1/08	10,000,000	9,959

Total		9,959

Total Money Market Investments (Cost: $23,444)		23,444

Total Investments (99.9%) (Cost $1,414,178)(a)		2,087,273

Other Assets, Less Liabilities (0.1%)		1,562

Net Assets (100.0%)		2,088,835

*	Non-Income Producing

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $1,421,550 and the net unrealized appreciation of investments based on that cost was $665,723 which is comprised of $793,258 aggregate gross unrealized appreciation and $127,535 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	63	3/08	$29
(Total Notional Value at December 31, 2007, $23,236 )

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

American Century Large Company Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of companies comprising the Russell 1000 Index.	$33 million

Portfolio Overview

The American Century Large Company Value Portfolio’s investment objective is to seek long-term capital growth with income as a secondary objective. The Portfolio invests primarily in large companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000 Index. The Portfolio seeks to invest in stocks of companies that it believes are undervalued at the time of purchase. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. The Portfolio purchases the stocks of these undervalued companies and holds each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level that is believed to more accurately reflect the fair value of the company. The Portfolio may sell stocks if they are believed to no longer meet the valuation criteria.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Much of the discrepancy between the performance of growth and value styles can be attributed to sector returns — Financials (the largest value sector) performed poorly, while Information Technology and Energy (more growth-oriented sectors) did very well. For all of 2007, returns for large-, medium-, and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The American Century Large Company Value Portfolio has provided a total return of –5.97% from its inception on April 30, 2007 through December 31, 2007. Over the same period, the Portfolio’s benchmark, the Russell 1000 Value Index, returned –4.91%.

The Information Technology sector contributed the most to Large Company Value’s performance relative to the Russell 1000 Value Index. Also adding was the Portfolio’s allocation to Consumer Staples. However, its mix of Financials stocks detracted as did an underweight position in Energy.

The Portfolio benefited from strong security selection in the Information Technology sector, with most of the gains coming from large leading software and technology companies. A significant holding was software giant Microsoft, which benefited from strong sales of its new Vista operating system and Office 2007. Hewlett-Packard continued to gain ground in the PC market and moved into high-end enterprise printing equipment.

Our position in Consumer Staples benefited performance as the U.S. economy slowed and investors sought out companies that provide everyday goods and services. During difficult economic times, Consumer Staples stocks are generally regarded as sound, defensive investments. Moreover, our preference for large industry leaders proved advantageous as many of these names outperformed the benchmark. Pepsi Bottling Group and Coca-Cola Co., for example, both did well during the period. Despite higher commodity costs, Pepsi Bottling announced a healthy increase in profit. Meanwhile, Coca-Cola reported growing revenues and bought back a large number of its shares.

Financial stocks — the Portfolio’s largest single position, but a relative underweight nonetheless — represented our largest sources of underperformance versus the benchmark. Many financial firms came under pressure amid the fallout in the subprime lending category. Three of our top detractors were Freddie Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership; Washington Mutual, a major thrift involved in mortgage finance; and Citigroup, a diversified global financial services company. All three stocks declined on news of wider-than-expected losses resulting from housing weakness and the deterioration of mortgage credit.

Although the Portfolio’s position in the Energy sector contributed on an absolute basis, it underperformed in relative terms. Large Company Value’s mix of multinational integrated energy stocks detracted. As crude oil prices climbed, many specialty oil and gas companies outperformed. The Portfolio held comparatively few of these names because of concern about valuations.

American Century Large Company Value Portfolio

American Century Large Company Value Portfolio

Outlook

As fundamental, bottom-up managers, we evaluate each company individually on its own merits and build the Portfolio from the ground up, one stock at a time. In our search for companies that are undervalued, we will structure exposure to stocks and market segments as warranted based on the attractiveness of individual companies.

As of December 31, 2007, the Portfolio was broadly diversified, with continued overweight positions in the Information Technology and Health Care sectors. Our valuation work contributed to our smaller relative weightings in Utilities stocks. We have also continued to find greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
American Century Large Company Value Portfolio	-5.97%
Russell 1000 Value Index	-4.91%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

American Century Large Company Value Portfolio

American Century Large Company Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$933.80	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.09

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

American Century Large Company Value Portfolio

American Century Large Company Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (8.1%)
Best Buy Co., Inc.	4,700	247
Gannett Co., Inc.	8,100	316
The Gap, Inc.	6,900	147
H&R Block, Inc.	9,300	173
The Home Depot, Inc.	6,300	170
*Kohl’s Corp.	3,800	174
McDonald’s Corp.	2,200	130
Newell Rubbermaid, Inc.	8,500	220
Staples, Inc.	8,800	203
Time Warner, Inc.	24,400	402
VF Corp.	2,400	165
Viacom, Inc. — Class B	7,200	316

Total		2,663

Consumer Staples (6.6%)
Altria Group, Inc.	5,300	401
The Coca-Cola Co.	6,600	405
The Kroger Co.	7,800	208
The Pepsi Bottling Group, Inc.	6,000	237
Unilever NV	9,900	361
Walgreen Co.	4,600	175
Wal-Mart Stores, Inc.	8,100	385

Total		2,172

Energy (14.5%)
Chevron Corp.	12,200	1,139
ConocoPhillips	9,000	795
Devon Energy Corp.	900	80
Exxon Mobil Corp.	17,600	1,648
*National-Oilwell Varco, Inc.	2,300	169
Royal Dutch Shell PLC, ADR	10,700	901

Total		4,732

Financials (25.9%)
The Allstate Corp.	7,000	366
American International Group, Inc.	13,100	764
Bank of America Corp.	23,800	981
Bank of New York Mellon Corp.	3,354	164
The Bear Stearns Companies, Inc.	800	71
Citigroup, Inc.	35,500	1,044
Countrywide Financial Corp.	3,100	28
Discover Financial Services	4,200	63
Freddie Mac	12,200	416
The Hartford Financial Services Group, Inc.	4,300	375
JPMorgan Chase & Co.	19,000	828
Loews Corp.	5,200	262
Marsh & McLennan Companies, Inc.	3,100	82
Merrill Lynch & Co., Inc.	7,000	376
MGIC Investment Corp.	4,900	110
Morgan Stanley	7,300	388
National City Corp.	5,900	97

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Financials continued
PNC Financial Services Group, Inc.	3,200	210
Torchmark Corp.	3,400	206
U.S. Bancorp	14,100	448
Wachovia Corp.	10,800	411
Washington Mutual, Inc.	9,900	135
Wells Fargo & Co.	21,500	649

Total		8,474

Health Care (9.7%)
Abbott Laboratories	7,000	393
*Amgen, Inc.	3,600	167
Eli Lilly and Co.	4,200	224
Johnson & Johnson	11,600	774
Medtronic, Inc.	3,400	171
Merck & Co., Inc.	4,800	279
Pfizer, Inc.	30,200	686
Quest Diagnostics, Inc.	1,900	101
Wyeth	8,700	384

Total		3,179

Industrials (10.7%)
Avery Dennison Corp.	1,600	85
Caterpillar, Inc.	3,400	247
Deere & Co.	1,500	140
Dover Corp.	4,900	226
General Electric Co.	37,900	1,404
Ingersoll-Rand Co., Ltd. — Class A	5,800	270
Northrop Grumman Corp.	4,300	338
Parker Hannifin Corp.	3,150	237
R. R. Donnelley & Sons Co.	5,700	215
Tyco International, Ltd.	3,575	142
Waste Management, Inc.	5,900	193

Total		3,497

Information Technology (6.8%)
Applied Materials, Inc.	6,100	108
*Fiserv, Inc.	2,700	150
Hewlett-Packard Co.	7,900	399
Intel Corp.	6,200	165
International Business Machines Corp.	3,600	389
Microsoft Corp.	14,200	506
Motorola, Inc.	4,800	77
*Oracle Corp.	10,500	237
Xerox Corp.	11,900	193

Total		2,224

Materials (3.9%)
E. I. du Pont de Nemours and Co.	8,100	357
Nucor Corp.	3,300	195
PPG Industries, Inc.	4,900	344
Weyerhaeuser Co.	5,100	377

Total		1,273

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (5.6%)
AT&T, Inc.	25,700	1,068
Sprint Nextel Corp.	16,700	219
Verizon Communications, Inc.	12,100	529

Total		1,816

Utilities (3.3%)
Exelon Corp.	6,100	498
*NRG Energy, Inc.	3,900	169
PPL Corp.	7,800	406

Total		1,073

Total Common Stocks (Cost: $33,496)		31,103

Money Market Investments (5.1%)

Federal Government & Agencies (5.1%)
(b)Federal Home Loan Bank, 3.15%, 1/2/08	1,656,000	1,656

Total		1,656

Other Holdings (0.0%)
J.P. Morgan Money Market Fund	1,197	1

Total		1

Total Money Market Investments (Cost: $1,657)		1,657

Total Investments (100.2%) (Cost $35,153)(a)		32,760

Other Assets, Less Liabilities (-0.2%)		(65)

Net Assets (100.0%)		32,695

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $35,201 and the net unrealized depreciation of investments based on that cost was $2,441 which is comprised of $1,502 aggregate gross unrealized appreciation and $3,943 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued

The Accompanying Notes are an Integral Part of the Financial Statements.

American Century Large Company Value Portfolio

American Century Large Company Value Portfolio

securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S & P 500 Mini Index Futures (Long)	18	3/08	$(16)
(Total Notional Value at December 31, 2007, $1,345)

The Accompanying Notes are an Integral Part of the Financial Statements.

American Century Large Company Value Portfolio

Capital Guardian Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in U.S. companies that have records of growing earnings and are selling at attractive prices relative to their market and peers.	$440 million

Portfolio Overview

The Capital Guardian Domestic Equity Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet this objective primarily by investing in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depositary Receipts and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market capitalization of $1 billion or more at the time of purchase. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields.

Market Overview

Looking at the broader market, stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative returns. Indeed, value stocks, such as those in which the Portfolio invests, were down across all capitalization ranges in 2007. In part, value’s underperformance can be explained by a look at sector returns. Financials — the largest value sector by far — underperformed badly while the more growth-oriented Energy and Information Technology sectors performed very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Performance

For the year ended December 31, 2007, the Capital Guardian Domestic Equity Portfolio returned –6.33%. By comparison, the S&P 500® Stock Index and Russell 1000 Value Index returned 5.49% and –0.17%, respectively. (The Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The average return of the Large Cap Value Funds peer group was 1.69%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The key driver of the Portfolio’s underperformance of the S&P Index was an overweight position and stock selection in the Financials sector. Positioning in Information Technology also detracted. A number of the leading contributors to return resided in the Energy and Telecommunication Services sectors, where our stock picks added value.

In Financials, we had significant exposures to insurance, banks, and thrifts and mortgage finance companies. The sector was home to the largest detractor from performance — an overweight position in Washington Mutual. We viewed this as a well-run, attractively valued company with a good book of business as one of the nation’s leading home lenders. Unfortunately, the market sold this and other lenders aggressively regardless of company fundamentals after troubled lender Countrywide Financial — a company whose stock we did not own — warned of mounting losses in its mortgage portfolio. Our holdings in the insurance industry also detracted from performance, as some of our holdings among bond insurers came under pressure because of exposure to losses on mortgage-related debt.

Information Technology was the other notable detractor, as we held some cyclical names that declined along with the outlook for economic growth. Jabil Circuit is a good example. It’s a world leader in contract electronic manufacturing with exposure not only to the U.S. but also to growing international markets. Despite its underperformance for the year, we still believe Jabil is a well-run company carrying a very attractive valuation and continue to hold it in the Portfolio.

At the other end of the spectrum, some of our largest contributions to portfolio returns were stocks from the Energy sector, helped by an overweight position in oilfield services firm Weatherford International. We believe the entire energy complex underspent on infrastructure for much of the last 20 years, presenting select service companies with a tremendous long-term growth opportunity.

Stock selection in Telecommunication Services also added to performance as AT&T was a leading contributor for the year. The company enjoyed growth in its wireless business — helped by its exclusive carrier agreement for the Apple iPhone — and began to benefit from its late 2006 acquisition of BellSouth.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Outlook

We believe we’re nearing the bottom of the credit cycle and are encouraged that the Federal Reserve has stepped in to attempt to put the economy and markets back on their feet again. As a result, we view this downturn as an opportunity to build positions in high-quality companies trading at very attractive valuations. Indeed, the current period reminds us of 2002, when there were questions about solvency for some financial institutions and massive dislocations in the market. The lesson then was that adhering to a disciplined, value-oriented process with a long-term perspective provides an opportunity to generate performance over time. Of course past performance cannot guarantee future results, but that experience strengthens our conviction that periods of financial turmoil can set the stage for performance going forward given a normalization in financial markets and return to steady growth.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
Capital Guardian Domestic Equity Portfolio	-6.33%	13.13%	5.70%
Russell 1000 Value Index**	-0.17%	14.63%	7.62%
S&P 500 Index	5.49%	12.83%	4.89%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average	1.69%	13.00%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 1000 Value Index is replacing the S&P 500 Index as the Portfolio’s primary benchmark because of the Russell 1000 Value Index’s greater emphasis on value stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$875.70	$2.64
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$2.85

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (96.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (7.4%)
Carnival Corp.	67,600	3,008
CBS Corp. — Class B	81,900	2,232
Fortune Brands, Inc.	22,200	1,606
Gannett Co., Inc.	137,900	5,378
General Motors Corp.	82,400	2,051
*Jarden Corp.	264,300	6,240
Lowe’s Companies, Inc.	277,500	6,277
McDonald’s Corp.	35,300	2,080
*Time Warner Cable, Inc. — Class A	64,100	1,769
Time Warner, Inc.	103,400	1,707

Total		32,348

Consumer Staples (9.9%)
Altria Group, Inc.	100,600	7,603
The Coca-Cola Co.	61,700	3,787
General Mills, Inc.	48,600	2,770
Kraft Foods, Inc. — Class A	468,372	15,283
Loews Corp. — Carolina Group	9,300	793
Sara Lee Corp.	478,600	7,686
Unilever NV	158,300	5,772

Total		43,694

Energy (9.1%)
Chevron Corp.	10,546	984
ConocoPhillips	83,900	7,409
Exxon Mobil Corp.	45,300	4,244
Royal Dutch Shell PLC, ADR — Class A	76,900	6,475
Royal Dutch Shell PLC, ADR — Class B	62,728	5,206
Spectra Energy Corp.	130,800	3,377
*Transocean, Inc.	39,947	5,718
*Weatherford International, Ltd.	98,600	6,765

Total		40,178

Financials (32.0%)
Ambac Financial Group, Inc.	111,700	2,879
American Capital Strategies, Ltd.	205,400	6,770
American International Group, Inc.	204,300	11,911
*AmeriCredit Corp.	144,600	1,849
*Berkshire Hathaway, Inc. — Class A	34	4,814
Capital One Financial Corp.	91,100	4,305
Douglas Emmett, Inc.	115,000	2,600
East West Bancorp, Inc.	39,900	967
Fifth Third Bancorp	127,700	3,209
General Growth Properties, Inc.	69,920	2,879
The Goldman Sachs Group, Inc.	19,600	4,215

Common Stocks (96.5%)	Shares/ $ Par	Value $ (000’s)

Financials continued
The Hartford Financial Services Group, Inc.	17,100	1,491
Host Hotels & Resorts, Inc.	76,300	1,300
Hudson City Bancorp, Inc.	502,300	7,545
IndyMac Bancorp, Inc.	338,400	2,013
JPMorgan Chase & Co.	334,188	14,587
Lehman Brothers Holdings, Inc.	33,800	2,212
Marsh & McLennan Companies, Inc.	277,200	7,337
MBIA, Inc.	177,500	3,307
Merrill Lynch & Co., Inc.	41,100	2,206
The Progressive Corp.	448,100	8,586
SLM Corp.	109,900	2,213
SunTrust Banks, Inc.	145,700	9,105
Wachovia Corp.	299,609	11,394
Washington Mutual, Inc.	434,300	5,911
Wells Fargo & Co.	267,300	8,070
XL Capital, Ltd. — Class A	128,000	6,440

Total		140,115

Health Care (9.2%)
AstraZeneca PLC, ADR	103,300	4,423
Merck & Co., Inc.	75,600	4,393
*Millennium Pharmaceuticals, Inc.	180,700	2,707
Pfizer, Inc.	502,300	11,417
Sanofi-Aventis, ADR	307,400	13,997
*WellPoint, Inc.	41,300	3,623

Total		40,560

Industrials (10.1%)
3M Co.	27,300	2,302
Caterpillar, Inc.	72,700	5,275
Emerson Electric Co.	46,600	2,640
FedEx Corp.	21,200	1,890
General Electric Co.	416,100	15,425
Illinois Tool Works, Inc.	134,400	7,196
Parker Hannifin Corp.	23,414	1,763
Siemens AG, ADR	19,500	3,069
Southwest Airlines Co.	68,000	830
Tyco International, Ltd.	39,875	1,581
Union Pacific Corp.	20,000	2,512

Total		44,483

Information Technology (6.6%)
*Advanced Micro Devices, Inc.	237,200	1,779
*Affiliated Computer Services, Inc. — Class A	68,000	3,067
*Fairchild Semiconductor International, Inc.	149,100	2,152
Hewlett-Packard Co.	89,000	4,493
Jabil Circuit, Inc.	518,500	7,918
*Micron Technology, Inc.	543,500	3,940
Seagate Technology	182,600	4,656

Common Stocks (96.5%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Tyco Electronics, Ltd.	29,850	1,108

Total		29,113

Materials (2.3%)
The Dow Chemical Co.	44,200	1,742
Nucor Corp.	145,100	8,593

Total		10,335

Telecommunication Services (4.9%)
AT&T, Inc.	413,800	17,199
Verizon Communications, Inc.	101,900	4,452

Total		21,651

Utilities (5.0%)
CMS Energy Corp.	236,500	4,110
Edison International	128,600	6,863
NiSource, Inc.	100,100	1,891
Pinnacle West Capital Corp.	210,800	8,941

Total		21,805

Total Common Stocks (Cost: $438,269)		424,282

Convertible Corporate Bonds (1.0%)

Automobiles And Other Motor Vehicles (1.0%)
Ford Motor Co., 4.25%, 12/15/36	4,580,000	4,551

Total Convertible Corporate Bonds (Cost: $4,652)		4,551

Preferred Stocks (0.7%)

Federal Savings Institutions (0.7%)
Washington Mutual, Inc. CV PFD Ser R 7.75% Non Cum Perp.	3,400	2,925

Total Preferred Stocks (Cost: $3,332)		2,925

Money Market Investments (1.5%)

Finance Services (0.6%)
Rabobank Financial Corp., 3.74%, 1/2/08	3,000,000	2,999

Total		2,999

Miscellaneous Business Credit Institutions (0.2%)
General Electric Capital Corp., 3.25%, 1/2/08	800,000	800

Total		800

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Money Market Investments (1.5%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (0.7%)
Old Line Funding Corp., 5.50%, 1/15/08	3,000,000	2,994

Total		2,994

Total Money Market Investments (Cost: $6,793)		6,793

Total Investments (99.7%) (Cost $452,453)(a)		438,551

Other Assets, Less Liabilities (0.3%)		1,345

Net Assets (100.0%)		439,896

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $453,337 and the net unrealized depreciation of investments based on that cost was $14,786 which is comprised of $52,441 aggregate gross unrealized appreciation and $67,227 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Domestic Equity Portfolio

T. Rowe Price Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in the equity securities of established companies with a focus on companies paying above-average dividends.	$212 million

Portfolio Overview

The objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Management seeks to achieve this objective mainly through investment in the stocks of well-established companies with a focus on companies paying above-average dividends. A value approach is used in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth. Management looks for characteristics such as an established operating history, above-average dividend yield, a low price/earnings ratio, sound financial condition, and a low stock price relative to a company’s underlying value.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Much of the discrepancy between the performance of growth and value styles can be attributed to sector returns — Financials (the largest value sector) performed poorly, while Information Technology and Energy (more growth-oriented sectors) did very well. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Performance

For all of 2007, the T. Rowe Price Equity Income Portfolio managed a positive return of 3.26%, but trailed the S&P 500® Stock Index, which returned 5.49%. However, the Portfolio outperformed the –0.17% return of the Russell 1000 Value Index. (The Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outpaced the 2.69% average return of its peer group, Equity Income Funds, tracked by Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

Energy shares were by far the leading contributors to absolute return, while Financials detracted most. Relative to the S&P Index, underperformance was primarily a result of positioning among Information Technology shares; stock selection in Material and Utility shares also limited relative return. The largest contribution to relative results came from stock picks among Financials shares.

The main sources of weakness compared with the S&P 500® were stock selection and an underweight position in Information Technology stocks. Stock picks hurt in the computers and peripherals industry, where an underweight to Apple was the leading detractor. Positioning in the internet software and services industry also detracted behind an overweight to Yahoo! and underweight to Google. Communication equipment holdings also weighed on relative results, as Alcatel-Lucent continued to work on turning around its business.

In Materials, paper and forest products firm International Paper was a notable detractor because of a poor economic outlook and estimates of higher-than-expected costs and working capital use going forward. Stock picks also had a negative effect in chemicals, where it hurt to be underweight Monsanto and overweight International Flavors & Fragrances and Dupont.

Stock selection limited relative results in Utilities, though it helped to be overweight one of the best-performing sectors in the Index. These stocks were generally attractive during a period of economic and market uncertainty because of their steady to improving fundamentals. Multi-utility NiSource detracted after earnings guidance and a lengthy strategic review disappointed.

Looking at positive contributors, the main source of strength relative to the Index was positioning in the Financials sector, where it helped to be underweight the hard-hit banking and diversified financial services stocks — an underweight to Citigroup was a key source of relative strength. Capital market-related shares also helped relative results behind custody banks State Street and Bank of New York Mellon. In addition, Charles Schwab performed well on new client acquisition and asset growth.

An overweight position and stock selection among Energy shares were further sources of relative strength. Stock picks contributed most among oil, gas, and consumable fuels shares, led by Hess, Murphy Oil, and ExxonMobil. The sector benefited from record-high oil prices; Hess and Murphy in particular are closely levered to the price of oil. In addition, Murphy was helped by production at a new field and speculation that it was gearing up to spin off its refining and marketing arms.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Outlook

Portfolio Manager Brian Rogers suggests that investors should be patient through this period of market transition and adjustment. He believes that we are correcting the excesses that we saw in the strong economic environment over the last five years. He points to the Federal Reserve’s emerging focus on market stability and relative attractiveness of equities versus fixed income securities as positives. He feels that when you look at valuations there could be some great opportunities if you are willing to accept risk, making this arguably a great time to invest in some of the more troubled sectors of the market. That’s what the T. Rowe Price value funds will be doing. They are looking forward to better times ahead.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	Since Inception*
T. Rowe Price Equity Income Portfolio	3.26%	13.75%
Russell 1000 Value Index**	-0.17%	14.91%
S&P 500 Index	5.49%	12.67%
Lipper Variable Insurance Products (VIP) Equity Income Funds Average	2.69%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 1000 Value Index is replacing the S&P 500 Index as the Portfolio’s primary benchmark because of the Russell 1000 Value Index’s greater emphasis on value stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$955.00	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.42

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.7%)
*Bed Bath & Beyond, Inc.	49,000	1,440
*Cablevision Systems Corp.	33,100	811
CBS Corp. — Class B	47,150	1,285
*Comcast Corp. — Class A	9,000	164
D.R. Horton, Inc.	60,000	790
Eastman Kodak Co.	59,400	1,299
*Ford Motor Co.	74,100	499
Fortune Brands, Inc.	20,700	1,498
Gannett Co., Inc.	45,100	1,759
Genuine Parts Co.	23,200	1,074
H&R Block, Inc.	76,000	1,411
Harley-Davidson, Inc.	27,000	1,261
The Home Depot, Inc.	76,700	2,066
Mattel, Inc.	56,300	1,072
The McGraw-Hill Companies, Inc.	45,100	1,976
The New York Times Co. — Class A	67,800	1,189
Newell Rubbermaid, Inc.	68,400	1,770
Sony Corp., ADR	20,400	1,108
Time Warner, Inc.	137,000	2,261
The Walt Disney Co.	57,700	1,863
Whirlpool Corp.	5,400	441

Total		27,037

Consumer Staples (9.5%)
Anheuser-Busch Companies, Inc.	45,500	2,381
Avon Products, Inc.	37,600	1,486
Campbell Soup Co.	17,200	615
The Coca-Cola Co.	26,500	1,626
Colgate-Palmolive Co.	20,300	1,583
General Mills, Inc.	32,100	1,830
The Hershey Co.	44,600	1,757
Kimberly-Clark Corp.	18,300	1,269
Kraft Foods, Inc. — Class A	42,800	1,397
McCormick & Co., Inc.	22,500	853
The Procter & Gamble Co.	28,700	2,107
UST, Inc.	17,300	948
Walgreen Co.	2,200	84
Wal-Mart Stores, Inc.	45,600	2,167

Total		20,103

Energy (12.6%)
Anadarko Petroleum Corp.	32,700	2,148
BJ Services Co.	34,900	847
BP PLC, ADR	25,100	1,837
Chevron Corp.	54,900	5,123
Exxon Mobil Corp.	54,200	5,078
Hess Corp.	27,100	2,733
Murphy Oil Corp.	27,000	2,291
Royal Dutch Shell PLC, ADR — Class A	44,100	3,713
Schlumberger, Ltd.	17,300	1,702
Spectra Energy Corp.	36,450	941
StatoilHydro ASA, ADR	9,300	284

Total		26,697

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Financials (19.5%)
American International Group, Inc.	45,700	2,664
Bank of New York Mellon Corp.	58,100	2,832
Capital One Financial Corp.	27,000	1,276
The Charles Schwab Corp.	9,000	230
The Chubb Corp.	18,700	1,021
Citigroup, Inc.	50,800	1,496
Countrywide Financial Corp.	43,200	386
Fannie Mae	35,600	1,423
Fifth Third Bancorp	63,100	1,586
Genworth Financial, Inc.	33,800	860
JPMorgan Chase & Co.	115,388	5,036
KeyCorp	9,000	211
Legg Mason, Inc.	20,300	1,485
Lincoln National Corp.	33,976	1,978
Marsh & McLennan Companies, Inc.	105,400	2,790
Merrill Lynch & Co., Inc.	45,700	2,453
National City Corp.	30,300	499
Och-Ziff Capital Management Group	24,500	644
The Progressive Corp.	51,500	987
SLM Corp.	53,600	1,080
State Street Corp.	23,100	1,876
SunTrust Banks, Inc.	38,300	2,393
The Travelers Companies, Inc.	32,027	1,723
U.S. Bancorp	86,600	2,749
Wells Fargo & Co.	50,300	1,519

Total		41,197

Health Care (8.9%)
Abbott Laboratories	25,900	1,454
*Amgen, Inc.	39,900	1,853
Baxter International, Inc.	18,900	1,097
*Boston Scientific Corp.	34,400	400
Bristol-Myers Squibb Co.	58,300	1,546
Cardinal Health, Inc.	2,200	127
Eli Lilly and Co.	51,700	2,760
Johnson & Johnson	40,600	2,708
Merck & Co., Inc.	49,000	2,848
Pfizer, Inc.	103,200	2,346
Wyeth	41,200	1,821

Total		18,960

Industrials (10.8%)
3M Co.	31,400	2,648
Avery Dennison Corp.	33,400	1,775
Cooper Industries, Ltd. — Class A	20,200	1,068
General Electric Co.	179,900	6,669
Honeywell International, Inc.	30,200	1,859
Illinois Tool Works, Inc.	38,300	2,051
Masco Corp.	72,900	1,575

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Raytheon Co.	12,000	728
Southwest Airlines Co.	44,100	538
Union Pacific Corp.	11,300	1,420
United Parcel Service, Inc. — Class B	8,900	629
*USG Corp.	22,400	802
Waste Management, Inc.	36,100	1,179

Total		22,941

Information Technology (6.7%)
Alcatel-Lucent	112,700	825
Analog Devices, Inc.	45,500	1,442
Applied Materials, Inc.	29,300	520
*Computer Sciences Corp.	18,000	890
*Dell, Inc.	78,900	1,935
Electronic Data Systems Corp.	24,700	512
Intel Corp.	45,300	1,208
Microsoft Corp.	117,200	4,173
Motorola, Inc.	71,100	1,140
*Yahoo!, Inc.	67,500	1,570

Total		14,215

Materials (4.9%)
Alcoa, Inc.	36,500	1,334
E. I. du Pont de Nemours and Co.	40,900	1,803
International Flavors & Fragrances, Inc.	36,400	1,752
International Paper Co.	90,600	2,934
MeadWestvaco Corp.	42,100	1,318
Vulcan Materials Co.	16,000	1,265

Total		10,406

Telecommunication Services (4.4%)
AT&T, Inc.	109,435	4,548
*Qwest Communications International, Inc.	214,600	1,504
Sprint Nextel Corp.	94,800	1,245
Verizon Communications, Inc.	48,500	2,119

Total		9,416

Utilities (4.9%)
Duke Energy Corp.	65,300	1,317
Entergy Corp.	16,100	1,925
FirstEnergy Corp.	20,400	1,476
NiSource, Inc.	90,800	1,715
Pinnacle West Capital Corp.	20,200	857
Progress Energy, Inc.	29,700	1,438
TECO Energy, Inc.	26,000	447
Xcel Energy, Inc.	55,000	1,241

Total		10,416

Total Common Stocks (Cost: $189,270)		201,388

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Equity Income

T. Rowe Price Equity Income

Convertible Corporate Bonds (0.1%)	Shares/ $ Par	Value $ (000’s)

Automobiles And Other Motor Vehicles (0.1%)
Ford Motor Co., 4.25%, 12/15/36	247,000	245

Total Convertible Corporate Bonds (Cost: $247)		245

Preferred Stocks (0.0%)

Financials (0.0%)
SLM Corp., 7.25%	100	104

Total Preferred Stocks (Cost: $100)		104

Money Market Investments (4.7%)

Other Holdings (4.7%)
Reserve Investment Fund	9,973,875	9,974

Total Money Market Investments (Cost: $9,974)		9,974

Total Investments (99.7%) (Cost $199,591)(a)		211,711

Other Assets, Less Liabilities (0.3%)		717

Net Assets (100.0%)		212,428

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $200,340 and the net unrealized appreciation of investments based on that cost was $11,371 which is comprised of $25,257 aggregate gross unrealized appreciation and $13,886 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Equity Income

Mid Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Strive for highest possible rate of capital appreciation by investing in mid-sized companies with potential for above-average growth.	$1.3 billion

Portfolio Overview

The investment objective of the Mid Cap Growth Stock Portfolio is long-term growth of capital. The Mid Cap Growth Stock Portfolio seeks emerging growth companies in the middle-capitalization range, as measured by the Portfolio’s benchmark. The Portfolio’s focus in stock selection is on companies with above-average growth potential giving consideration to factors such as companies’ ability to generate revenue, expand profit margins, and maintain solid balance sheets; industry, and sector selection is of secondary importance.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Indeed, mid-cap growth was the best-performing segment of the market in 2007, as these shares benefited from offering relatively more attractive growth rates and valuations after lagging large- and small value shares in prior years. In terms of sector returns, the trouble in the housing and credit markets hurt Financial and Consumer Discretionary shares, the only two sectors to produce negative returns. At the other end of the spectrum, Energy and Materials shares were direct beneficiaries of rising commodity prices and surging growth in emerging markets such as China and India, producing market-leading results. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The Mid Cap Growth Stock Portfolio returned 20.70% for all of 2007, outperforming the 11.43% and 7.98% return, respectively, of the Russell MidCap Growth Index and S&P’s MidCap 400® Index. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outperformed its Mid-Cap Growth Funds peer group, which had an average return of 16.46%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

Looking at the Portfolio’s absolute return, performance was driven by holdings in the Health Care and Energy sectors; Consumer Staples was the only detractor. In terms of the Portfolio’s performance relative to the Russell MidCap Growth Index, outperformance was driven primarily by stock selection among Consumer Discretionary, Health Care, and Energy shares. Relative results would have been even better but for positioning among Industrial and Consumer Staples shares.

In the Consumer Discretionary sector, stock selection among specialty retail, media, and multi-line retail companies drove the Portfolio’s outperformance relative to the Russell MidCap Growth Index. The leading contributor in this sector was specialty retailer GameStop, which sells video game products and entertainment software for computers. The company saw revenues, same-store sales, and other metrics improve as a result of several new hardware and software gaming product cycles. Chinese advertising giant Focus Media Holdings was another top contributor from this sector, benefiting from the rapid growth of the Chinese economy and boom related to the upcoming Beijing Olympics.

Health Care names were another key source of outperformance. The leading contributor to return for the year was medical device maker Intuitive Surgical, enjoying heavy demand for its new, less-invasive robotic surgery system. In addition, stock picks among health care providers was another source of strength — pharmacy benefits manager Express Scripts was a top contributor to performance, benefiting from margin expansion as a result of rising sales of generics and mail order drugs. In addition, a number of Health Care holdings were bought out during the year, contributing to performance. These included Ventana Medical Systems, Kyphon, and Caremark Rx.

Energy-related stocks were another source of strength. In the energy sector, we were overweight in firms benefiting from exposure to international energy exploration, including drillers and equipment suppliers. Cameron International, Smith International, and Diamond Offshore Drilling were all key overweight positions in this space and leading contributors to results. They were helped by increased spending on exploration with oil supplies tight and prices at record highs. In addition, leading contributor IntercontinentalExchange — an energy trading firm in the Financials sector — benefited from strong pricing and volatility in the energy market, seeing record trading volume.

Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

At the other end of the spectrum, our stock picks underperformed in the Consumer Staples and Industrials sectors. Among Consumer Staples shares, some of our personal products and food and staples retailing names underperformed. The leading detractor in this space was skin care and cosmetics company Bare Escentuals, which experienced a slowdown in sales in its infomercial business.

In Industrials, it hurt relative performance to hold underweight positions in the construction and engineering, aerospace and defense, and electrical equipment industry segments, which performed well. Our leading detractors in this sector were commercial services and supplies companies that were hurt by the slowdown in business activity in the U.S.

Outlook

Going forward, we will continue to look for medium-sized companies that we believe are well managed, have solid growth in revenue and earnings, have strong financial characteristics, and have the potential to provide growth over time. As a result of this process, our sector and industry allocations reflect where we’re finding the best growth opportunities at a given time. As of December 31, 2007, some of our largest stakes were in Health Care and Information Technology shares. The most notable sector underweights were in Consumer Discretionary and Consumer Staples stocks.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	20.70%	13.75%	7.05%
Russell MidCap Growth Index*	11.43%	17.90%	7.59%
S&P MidCap 400 Index	7.98%	16.20%	11.19%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average	16.46%	17.16%	8.34%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

* The Russell MidCap Growth Index is replacing the S&P MidCap 400 Index as the Portfolio’s primary benchmark because of the Russell MidCap Growth Index’s greater emphasis on growth stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,077.10	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.67

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.8%)
*Coach, Inc.	343,300	10,498
*Collective Brands, Inc.	553,300	9,622
*Dollar Tree Stores, Inc.	430,000	11,146
*Focus Media Holding, Ltd., ADR	418,600	23,781
*GameStop Corp. — Class A	599,400	37,230
International Game Technology	396,400	17,414
*Jack in the Box, Inc.	343,200	8,844
*Kohl’s Corp.	209,400	9,591
*O’Reilly Automotive, Inc.	221,260	7,175
Orient-Express Hotels, Ltd. — Class A	106,500	6,126
*Saks, Inc.	438,500	9,103
Starwood Hotels & Resorts Worldwide, Inc.	124,400	5,477
*Urban Outfitters, Inc.	352,800	9,617

Total		165,624

Consumer Staples (2.0%)
*Bare Escentuals, Inc.	599,200	14,531
Longs Drug Stores Corp.	239,300	11,247

Total		25,778

Energy (12.0%)
*Cameron International Corp.	673,000	32,391
Diamond Offshore Drilling, Inc.	213,000	30,246
*National-Oilwell Varco, Inc.	283,700	20,841
Range Resources Corp.	316,200	16,240
*SandRidge Energy, Inc.	235,100	8,431
Smith International, Inc.	436,500	32,236
*Southwestern Energy Co.	270,700	15,083

Total		155,468

Financials (8.3%)
Assured Guaranty, Ltd.	303,400	8,052
CME Group, Inc.	21,800	14,955
*IntercontinentalExchange, Inc.	69,283	13,337
*Investment Technology Group, Inc.	468,340	22,289
MBIA, Inc.	216,500	4,033
Northern Trust Corp.	123,588	9,464
SEI Investments Co.	555,200	17,861
T. Rowe Price Group, Inc.	281,600	17,144

Total		107,135

Health Care (15.9%)
*Celgene Corp.	220,800	10,203
*Charles River Laboratories International, Inc.	168,400	11,081
*DaVita, Inc.	641,900	36,171
*Express Scripts, Inc.	470,600	34,354
*Immucor, Inc.	620,649	21,096
*Intuitive Surgical, Inc.	74,400	24,143
Mentor Corp.	200,900	7,855

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*Pediatrix Medical Group, Inc.	282,700	19,266
*Psychiatric Solutions, Inc.	639,081	20,770
*VCA Antech, Inc.	480,600	21,257

Total		206,196

Industrials (16.2%)
C.H. Robinson Worldwide, Inc.	354,300	19,175
*Corrections Corp. of America	639,100	18,860
Expeditors International of Washington, Inc.	264,560	11,821
*Foster Wheeler, Ltd.	68,600	10,634
Harsco Corp.	300,300	19,240
J.B. Hunt Transport Services, Inc.	386,000	10,634
Knight Transportation, Inc.	879,000	13,018
The Manitowoc Co., Inc.	360,000	17,579
*McDermott International, Inc.	167,600	9,893
*Monster Worldwide, Inc.	254,800	8,256
MSC Industrial Direct Co., Inc. — Class A	243,100	9,838
Ritchie Bros. Auctioneers, Inc.	252,800	20,907
Robert Half International, Inc.	253,600	6,857
*Spirit AeroSystems Holdings, Inc. — Class A	516,700	17,826
*Stericycle, Inc.	259,000	15,385

Total		209,923

Information Technology (24.1%)
*Activision, Inc.	913,610	27,133
Amphenol Corp. — Class A	581,400	26,960
*Autodesk, Inc.	396,200	19,715
*Broadcom Corp. — Class A	270,500	7,071
*Citrix Systems, Inc.	468,600	17,811
*Cognizant Technology Solutions Corp. — Class A	362,600	12,307
*Digital River, Inc.	295,200	9,762
FactSet Research Systems, Inc.	306,000	17,044
*Foundry Networks, Inc.	863,700	15,132
Global Payments, Inc.	290,900	13,533
Harris Corp.	166,900	10,461
KLA-Tencor Corp.	174,380	8,398
*MEMC Electronic Materials, Inc.	141,800	12,548
*Mettler-Toledo International, Inc.	150,800	17,161
Microchip Technology, Inc.	667,195	20,963
*Network Appliance, Inc.	403,000	10,059
*NeuStar, Inc. — Class A	432,600	12,407
*NVIDIA Corp.	524,700	17,850

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*ValueClick, Inc.	1,119,460	24,516
*VeriFone Holdings, Inc.	515,600	11,988

Total		312,819

Materials (3.8%)
*Owens-Illinois, Inc.	459,100	22,725
Praxair, Inc.	291,840	25,890

Total		48,615

Other Holdings (1.0%)
SPDR Metals & Mining ETF	192,700	13,319

Total		13,319

Total Common Stocks (Cost: $1,030,899)		1,244,877

Money Market Investments (3.9%)

Autos (1.5%)
(b)Fcar Owner Trust I, 6.00%, 1/11/08	20,000,000	19,967

Total		19,967

Federal Government & Agencies (0.1%)
Federal Home Loan Bank, 4.20%, 2/29/08	1,500,000	1,490

Total		1,490

Finance Services (1.6%)
Rabobank Financial Corp., 3.74%, 1/2/08	20,000,000	19,997

Total		19,997

Miscellaneous Business Credit Institutions (0.7%)
General Electric Capital Corp., 3.25%, 1/2/08	9,000,000	8,999

Total		8,999

Total Money Market Investments (Cost: $50,453)		50,453

Total Investments (100.0%) (Cost $1,081,352)(a)		1,295,330

Other Assets, Less Liabilities (0.0%)		(627)

Net Assets (100.0%)		1,294,703

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $1,081,475 and the net unrealized appreciation of investments based on that cost was $213,855 which is comprised of $280,667 aggregate gross unrealized appreciation and $66,812 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long)	38	3/08	$203
(Total Notional Value at December 31, 2007, $16,228)

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P’s MidCap 400® Index.	Invest in stocks included in the S&P MidCap 400® Index while maintaining sector proportions in the Portfolio equal to the Index.	$558 million

Portfolio Overview

The Index 400 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index by investing in stocks included in the S&P MidCap 400® Index, which is composed of 400 common stocks. The S&P MidCap 400® Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. As of the date of this report, most of the companies in the S&P MidCap 400® Index have a market value in the range of $1.5 to $5.5 billion. The Index 400 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. The Portfolio’s strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Portfolio invests in stocks included in the S&P MidCap 400® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization and growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and cash flows are invested promptly to attempt to minimize their impact on returns. The Portfolio may purchase Index futures contracts in amounts approximating the cash held in the Index.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Much of the discrepancy between the performance of growth and value styles can be attributed to sector returns — Financials (the largest value sector) performed poorly, while Information Technology and Energy (more growth-oriented sectors) did very well. Mid-cap stocks, such as those in which the Portfolio invests, performed best. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Mirroring the volatility in the market, returns for the sectors making up the S&P 400 varied widely. The best-performing sector was Energy, up more than 40% for the year, led by energy equipment and services firms benefiting from greater spending on exploration and production with oil at an all-time high. Meanwhile, Materials and Industrials were up 25% and 19%, respectively.

More traditional safe-haven sectors, such as Consumer Staples, Telecommunication Services, and Utilities also enjoyed positive returns amid the volatility, up 16%, 14%, and 7%, respectively. The growth-oriented Health Care and Information Technology sectors benefited from investors seeking proven growers as the economy slowed, gaining 12% and 9%, respectively.

At the other end of the spectrum, Financials stocks declined 12%, weighed down by the crisis in subprime lending and housing. Banks, thrifts, and real estate investment trusts were particularly hard hit. Tighter lending standards and falling home values weighed on consumers, sending Consumer Discretionary shares down 9%.

Portfolio Performance

For the year ended December 31, 2007, the Index 400 Stock Portfolio had a return of 7.93%, while the S&P MidCap 400® Index returned 7.98%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P MidCap 400® Index due to transaction costs, administrative expenses, cash flow effects, and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, Mid-Cap Core Funds, was 4.54% for the same period, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Index 400 Stock Portfolio because many of the portfolios in the group are actively managed

As we seek to track the performance and weightings of stocks in the S&P MidCap 400® Index, we make adjustments to the Portfolios’ holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2007, there were 61 stocks added to the Index, and a like number of companies were eliminated. We try to make these adjustments in a way that minimizes the cost of our trading.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Outlook

Looking ahead to 2008, the environment for equities appears challenging as we enter a period of decelerating economic growth. That said, it is probably also worth noting that mid-cap stocks have historically offered an attractive combination of earnings growth and valuations relative to large- and small-company stocks. And regardless of market direction or preference for growth or value shares in the short run, one compelling attraction of investing in a fund based on a broad market index is that shareholders gain exposure to both styles of investing.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
Index 400 Stock Portfolio	7.93%	15.94%	10.37%
S&P MidCap 400 Index	7.98%	16.20%	10.63%
Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average	4.54%	15.68%	-
*Inception	date of 4/30/99

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500”, “Standard & Poor’s 500”, S&P SmallCap 600 and Standard & Poor’s SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$964.90	$1.29
Hypothetical (5% return before expenses)	$1,000.00	$1,023.59	$1.33

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (11.8%)
*99 Cents Only Stores	21,833	174
Advance Auto Parts, Inc.	46,500	1,767
*Aeropostale, Inc.	31,050	823
American Eagle Outfitters, Inc.	99,350	2,064
American Greetings Corp. — Class A	25,800	524
*AnnTaylor Stores Corp.	28,450	727
ArvinMeritor, Inc.	33,650	395
Barnes & Noble, Inc.	22,300	768
Belo Corp. — Class A	40,800	712
Blyth, Inc.	11,200	246
Bob Evans Farms, Inc.	15,400	415
Borders Group, Inc.	27,300	291
BorgWarner, Inc.	53,800	2,603
Boyd Gaming Corp.	26,100	889
Brinker International, Inc.	48,875	956
Callaway Golf Co.	30,800	537
*Career Education Corp.	42,300	1,063
*CarMax, Inc.	101,200	1,999
CBRL Group, Inc.	11,026	357
*Charming Shoppes, Inc.	54,200	293
*The Cheesecake Factory, Inc.	33,150	786
*Chico’s FAS, Inc.	81,800	739
*Chipotle Mexican Grill — Class A	15,300	2,249
*Coldwater Creek, Inc.	27,800	186
*Collective Brands, Inc.	30,442	529
*Corinthian Colleges, Inc.	39,400	607
DeVry, Inc.	27,800	1,444
*Dick’s Sporting Goods, Inc.	38,700	1,074
*Dollar Tree Stores, Inc.	42,700	1,107
Entercom Communications Corp.	12,200	167
Foot Locker, Inc.	71,700	979
Furniture Brands International, Inc.	22,500	226
Gentex Corp.	67,100	1,192
*Getty Images, Inc.	22,100	641
Guess?, Inc.	25,400	962
*Hanesbrands, Inc.	44,200	1,201
Harte-Hanks, Inc.	22,250	385
*Hovnanian Enterprises, Inc. — Class A	17,000	122
International Speedway Corp. — Class A	14,400	593
*ITT Educational Services, Inc.	13,700	1,168
John Wiley & Sons, Inc. — Class A	20,900	895
*Lamar Advertising Co. — Class A	36,900	1,774
*Lear Corp.	35,800	990
Lee Enterprises, Inc.	18,400	270
*Life Time Fitness, Inc.	15,600	775
M.D.C. Holdings, Inc.	16,200	602

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Matthews International Corp. — Class A	14,400	675
Media General, Inc. — Class A	10,500	223
Modine Manufacturing Co.	15,100	249
*Mohawk Industries, Inc.	25,700	1,912
*Netflix.com, Inc.	22,300	594
*NVR, Inc.	2,400	1,258
*O’Reilly Automotive, Inc.	53,400	1,732
*Pacific Sunwear of California, Inc.	32,800	463
PetSmart, Inc.	59,700	1,405
Phillips-Van Heusen Corp.	26,200	966
Regis Corp.	20,500	573
*Rent-A-Center, Inc.	31,100	452
Ross Stores, Inc.	62,900	1,608
Ruby Tuesday, Inc.	24,000	234
The Ryland Group, Inc.	19,500	537
*Saks, Inc.	65,800	1,366
*Scholastic Corp.	12,100	422
*Scientific Games Corp.	30,200	1,004
Service Corp. International	133,800	1,880
Sotheby’s	30,900	1,177
Strayer Education, Inc.	6,700	1,143
Thor Industries, Inc.	16,100	612
*The Timberland Co. — Class A	23,000	416
*Toll Brothers, Inc.	59,000	1,184
Tupperware Brands Corp.	28,600	945
*Urban Outfitters, Inc.	52,400	1,428
*Valassis Communications, Inc.	22,300	261
*The Warnaco Group, Inc.	21,200	738
Williams-Sonoma, Inc.	40,900	1,059

Total		65,782

Consumer Staples (3.1%)
Alberto-Culver Co.	38,900	955
*BJ’s Wholesale Club, Inc.	29,800	1,008
Church & Dwight Co., Inc.	30,650	1,658
Corn Products International, Inc.	34,701	1,275
*Energizer Holdings, Inc.	26,600	2,984
*Hansen Natural Corp.	27,800	1,231
Hormel Foods Corp.	33,600	1,360
The J.M. Smucker Co.	26,696	1,373
Lancaster Colony Corp.	10,000	397
*NBTY, Inc.	26,100	715
PepsiAmericas, Inc.	27,800	926
Ruddick Corp.	17,300	600
*Smithfield Foods, Inc.	54,300	1,570
Tootsie Roll Industries, Inc.	12,483	342
Universal Corp.	12,700	650

Total		17,044

Energy (9.3%)
Arch Coal, Inc.	66,400	2,983

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
*Bill Barrett Corp.	15,700	657
*Cameron International Corp.	101,600	4,891
Cimarex Energy Co.	38,300	1,629
*Denbury Resources, Inc.	113,400	3,374
*Encore Acquisition Co.	25,200	841
*Exterran Holdings, Inc.	30,502	2,495
*FMC Technologies, Inc.	60,438	3,427
*Forest Oil Corp.	40,400	2,054
Frontier Oil Corp.	49,000	1,988
*Grant Prideco, Inc.	59,000	3,275
Helmerich & Payne, Inc.	48,100	1,927
*Newfield Exploration Co.	60,800	3,204
Overseas Shipholding Group, Inc.	13,400	997
Patterson-UTI Energy, Inc.	71,900	1,403
Pioneer Natural Resources Co.	55,500	2,711
*Plains Exploration & Production Co.	52,366	2,828
*Pride International, Inc.	77,500	2,627
*Quicksilver Resources, Inc.	23,900	1,424
*Southwestern Energy Co.	79,100	4,408
*Superior Energy Services, Inc.	37,400	1,287
Tidewater, Inc.	25,500	1,399

Total		51,829

Financials (14.4%)
Alexandria Real Estate Equities, Inc.	14,800	1,505
AMB Property Corp.	46,000	2,647
American Financial Group, Inc.	33,750	975
*AmeriCredit Corp.	53,000	678
Arthur J. Gallagher & Co.	43,600	1,055
Associated Banc-Corp.	58,963	1,597
Astoria Financial Corp.	37,900	882
Bank of Hawaii Corp.	22,800	1,166
BRE Properties, Inc.	23,600	957
Brown & Brown, Inc.	52,900	1,243
Camden Property Trust	25,800	1,242
Cathay General Bancorp	23,100	612
City National Corp.	18,800	1,120
The Colonial BancGroup, Inc.	73,100	990
Commerce Group, Inc.	20,100	723
Cousins Properties, Inc.	17,300	382
Cullen/Frost Bankers, Inc.	27,200	1,378
Duke Realty Corp.	67,600	1,763
Eaton Vance Corp.	57,400	2,606
Equity One, Inc.	17,200	396
Everest Re Group, Ltd.	29,300	2,941
Federal Realty Investment Trust	26,300	2,161
Fidelity National Financial, Inc.	100,191	1,464

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Financials continued
First American Corp.	42,600	1,454
First Community Bancorp	11,700	483
First Niagara Financial Group, Inc.	49,000	590
FirstMerit Corp.	37,400	748
The Hanover Insurance Group, Inc.	24,100	1,104
HCC Insurance Holdings, Inc.	53,350	1,530
Health Care REIT, Inc.	39,400	1,761
Highwoods Properties, Inc.	26,500	779
Horace Mann Educators Corp.	20,100	381
Hospitality Properties Trust	43,600	1,405
IndyMac Bancorp, Inc.	37,400	223
Jefferies Group, Inc.	51,900	1,196
Jones Lang LaSalle, Inc.	17,200	1,224
Liberty Property Trust	42,500	1,224
The Macerich Co.	33,700	2,395
Mack-Cali Realty Corp.	31,500	1,071
Mercury General Corp.	16,500	822
Nationwide Health Properties, Inc.	43,200	1,355
New York Community Bancorp, Inc.	150,221	2,640
Old Republic International Corp.	106,975	1,648
The PMI Group, Inc.	37,700	501
Potlatch Corp.	18,147	806
Protective Life Corp.	32,600	1,337
Radian Group, Inc.	37,300	436
Raymond James Financial, Inc.	44,025	1,438
Rayonier, Inc.	36,266	1,713
Realty Income Corp.	46,900	1,267
Regency Centers Corp.	32,300	2,083
SEI Investments Co.	58,700	1,888
StanCorp Financial Group, Inc.	23,000	1,159
*SVB Financial Group	15,400	776
Synovus Financial Corp.	159,400	1,624
TCF Financial Corp.	50,600	907
UDR, Inc.	62,300	1,237
Unitrin, Inc.	24,100	1,157
W.R. Berkley Corp.	74,850	2,231
Waddell & Reed Financial, Inc. — Class A	38,700	1,397
Washington Federal, Inc.	40,565	856
Webster Financial Corp.	24,800	793
Weingarten Realty Investors	35,200	1,107
Westamerica Bancorporation	13,600	606
Wilmington Trust Corp.	31,900	1,123

Total		80,958

Health Care (12.1%)
*Advanced Medical Optics, Inc.	28,112	690
*Affymetrix, Inc.	32,100	743
*Apria Healthcare Group, Inc.	20,300	438

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Beckman Coulter, Inc.	29,100	2,118
*Cephalon, Inc.	31,100	2,232
*Cerner Corp.	30,800	1,737
*Charles River Laboratories International, Inc.	31,500	2,073
*Community Health Systems, Inc.	44,400	1,637
*Covance, Inc.	29,600	2,564
DENTSPLY International, Inc.	70,300	3,165
*Edwards Lifesciences Corp.	26,300	1,210
*Endo Pharmaceuticals Holdings, Inc.	62,300	1,662
*Gen-Probe, Inc.	25,000	1,573
Health Management Associates, Inc. — Class A	112,700	674
*Health Net, Inc.	51,200	2,473
*Henry Schein, Inc.	41,600	2,554
Hillenbrand Industries, Inc.	28,800	1,605
*Hologic, Inc.	58,200	3,994
*Intuitive Surgical, Inc.	17,700	5,743
*Invitrogen Corp.	21,600	2,018
*Kindred Healthcare, Inc.	13,900	347
*Kinetic Concepts, Inc.	25,100	1,344
*LifePoint Hospitals, Inc.	27,000	803
*Lincare Holdings, Inc.	37,200	1,308
Medicis Pharmaceutical Corp.	26,100	678
*Millennium Pharmaceuticals, Inc.	149,900	2,246
Omnicare, Inc.	56,400	1,286
*Par Pharmaceutical Companies, Inc.	15,700	377
*PDL BioPharma, Inc.	54,400	953
Perrigo Co.	36,000	1,260
Pharmaceutical Product Development, Inc.	48,600	1,962
*Psychiatric Solutions, Inc.	25,500	829
*ResMed, Inc.	35,900	1,886
*Sepracor, Inc.	51,900	1,362
STERIS Corp.	29,400	848
*Techne Corp.	18,300	1,209
Universal Health Services, Inc. — Class B	25,000	1,280
*Valeant Pharmaceuticals International	42,200	505
*Varian, Inc.	14,100	921
*VCA Antech, Inc.	39,100	1,729
*Ventana Medical Systems, Inc.	13,800	1,204
*Vertex Pharmaceuticals, Inc.	61,400	1,426
*Wellcare Health Plans, Inc.	19,400	823

Total		67,489

Industrials (14.6%)
*AGCO Corp.	42,500	2,889
*AirTran Holdings, Inc.	42,600	305
*Alaska Air Group, Inc.	18,700	468
Alexander & Baldwin, Inc.	19,900	1,028
*Alliant Techsystems, Inc.	15,200	1,729
AMETEK, Inc.	49,550	2,321

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Avis Budget Group, Inc.	48,170	626
*BE Aerospace, Inc.	43,000	2,275
The Brink’s Co.	22,500	1,344
Carlisle Companies, Inc.	28,800	1,066
*ChoicePoint, Inc.	33,200	1,209
Con-way, Inc.	21,000	872
*Copart, Inc.	32,700	1,391
The Corporate Executive Board Co.	16,500	992
Crane Co.	23,700	1,017
Deluxe Corp.	24,200	796
Donaldson Co., Inc.	33,100	1,535
DRS Technologies, Inc.	19,100	1,037
The Dun & Bradstreet Corp.	26,900	2,384
Fastenal Co.	58,500	2,365
Federal Signal Corp.	22,200	249
Flowserve Corp.	26,500	2,549
GATX Corp.	22,200	814
Graco, Inc.	29,200	1,088
Granite Construction, Inc.	16,300	590
Harsco Corp.	39,100	2,505
Herman Miller, Inc.	28,300	917
HNI Corp.	21,400	750
Hubbell, Inc. — Class B	26,900	1,388
IDEX Corp.	37,880	1,369
J.B. Hunt Transport Services, Inc.	40,600	1,119
*JetBlue Airways Corp.	83,725	494
Joy Global, Inc.	50,150	3,302
*Kansas City Southern	35,700	1,226
*KBR, Inc.	78,700	3,054
Kelly Services, Inc. — Class A	10,700	200
Kennametal, Inc.	36,200	1,371
*Korn/Ferry International	21,700	408
Lincoln Electric Holdings, Inc.	20,000	1,424
Manpower, Inc.	37,600	2,139
Mine Safety Appliances Co.	13,600	705
MSC Industrial Direct Co., Inc. — Class A	22,100	894
*Navigant Consulting, Inc.	21,200	290
Nordson Corp.	15,700	910
Oshkosh Truck Corp.	34,500	1,630
Pentair, Inc.	46,200	1,608
*Quanta Services, Inc.	79,400	2,083
Republic Services, Inc.	74,600	2,339
Rollins, Inc.	19,687	378
Roper Industries, Inc.	41,000	2,564
SPX Corp.	24,300	2,499
*Stericycle, Inc.	40,400	2,400
Teleflex, Inc.	18,300	1,153
*Thomas & Betts Corp.	23,700	1,162
The Timken Co.	44,500	1,462
Trinity Industries, Inc.	37,850	1,051
*United Rentals, Inc.	35,100	644
*URS Corp.	37,100	2,016
Wabtec Corp.	22,600	778
Werner Enterprises, Inc.	20,950	357
*YRC Worldwide, Inc.	26,300	449

Total		81,977

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Information Technology (14.1%)
*3Com Corp.	184,100	832
*ACI Worldwide, Inc.	16,600	316
*Activision, Inc.	135,266	4,017
Acxiom Corp.	33,102	388
*ADC Telecommunications, Inc.	54,600	849
ADTRAN, Inc.	27,100	579
*Advent Software, Inc.	8,300	449
*Alliance Data Systems Corp.	36,600	2,745
Amphenol Corp. — Class A	82,800	3,839
*Arrow Electronics, Inc.	57,000	2,239
*Atmel Corp.	208,500	901
*Avnet, Inc.	69,700	2,437
*Avocent Corp.	23,200	541
Broadridge Financial Solutions, LLC.	64,700	1,451
*Cadence Design Systems, Inc.	124,800	2,123
*CommScope, Inc.	30,877	1,519
*Cree, Inc.	39,600	1,088
*CSG Systems International, Inc.	16,500	243
*Cypress Semiconductor Corp.	73,900	2,663
Diebold, Inc.	30,500	884
*Digital River, Inc.	18,800	622
*DST Systems, Inc.	24,000	1,981
*Dycom Industries, Inc.	19,000	506
*F5 Networks, Inc.	39,400	1,124
Fair Isaac Corp.	23,400	752
*Fairchild Semiconductor International, Inc.	57,800	834
*Foundry Networks, Inc.	65,500	1,148
*Gartner, Inc.	32,000	562
Global Payments, Inc.	36,600	1,703
Harris Corp.	63,600	3,986
Imation Corp.	15,100	317
*Ingram Micro, Inc. — Class A	68,100	1,229
*Integrated Device Technology, Inc.	88,230	998
*International Rectifier Corp.	33,700	1,145
Intersil Corp. — Class A	60,800	1,488
Jack Henry & Associates, Inc.	36,600	891
*KEMET Corp.	39,000	259
*Lam Research Corp.	62,700	2,711
*Macrovision Corp.	24,600	451
*McAfee, Inc.	73,900	2,771
*Mentor Graphics Corp.	41,700	450
*Metavante Technologies, Inc.	39,800	928
MoneyGram International, Inc.	38,400	590
*MPS Group, Inc.	46,700	511
National Instruments Corp.	26,650	888
*NCR Corp.	84,000	2,108
*NeuStar, Inc. — Class A	35,700	1,024
Palm, Inc.	48,700	309
*Parametric Technology Corp.	53,800	960

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Plantronics, Inc.	22,600	588
*Polycom, Inc.	42,100	1,170
*RF Micro Devices, Inc.	134,600	769
*Semtech Corp.	29,800	462
*Silicon Laboratories, Inc.	25,600	958
*SRA International, Inc. — Class A	19,800	583
*Sybase, Inc.	41,600	1,085
*Synopsys, Inc.	67,300	1,745
*Tech Data Corp.	25,800	973
*TriQuint Semiconductor, Inc.	65,611	435
*ValueClick, Inc.	45,600	999
*Vishay Intertechnology, Inc.	85,887	980
*Western Digital Corp.	102,200	3,087
*Wind River Systems, Inc.	35,700	319
*Zebra Technologies Corp. — Class A	31,600	1,097

Total		78,599

Materials (6.7%)
Airgas, Inc.	38,200	1,991
Albemarle Corp.	36,900	1,522
Cabot Corp.	30,300	1,010
Carpenter Technology Corp.	22,800	1,714
CF Industries Holdings, Inc.	22,300	2,454
Chemtura Corp.	111,963	873
Cleveland-Cliffs, Inc.	19,400	1,956
Commercial Metals Co.	55,100	1,623
Cytec Industries, Inc.	19,500	1,201
Ferro Corp.	20,200	419
FMC Corp.	35,100	1,915
Louisiana-Pacific Corp.	48,000	657
The Lubrizol Corp.	31,800	1,722
Martin Marietta Materials, Inc.	19,400	2,571
Minerals Technologies, Inc.	8,900	596
Olin Corp.	34,400	665
Packaging Corp. of America	43,200	1,218
Reliance Steel & Aluminum Co.	30,200	1,637
RPM International, Inc.	56,400	1,145
The Scotts Miracle-Gro Co. — Class A	20,600	771
Sensient Technologies Corp.	21,800	617
Sonoco Products Co.	46,200	1,510
Steel Dynamics, Inc.	44,800	2,668
Temple-Inland, Inc.	49,200	1,026
*Terra Industries, Inc.	43,100	2,058
The Valspar Corp.	46,700	1,053
Worthington Industries, Inc.	30,500	545

Total		37,137

Telecommunication Services (0.7%)
*Cincinnati Bell, Inc.	115,200	547
Telephone and Data Systems, Inc.	49,300	3,086

Total		3,633

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Utilities (7.4%)
AGL Resources, Inc.	35,600	1,340
Alliant Energy Corp.	51,200	2,083
Aqua America, Inc.	61,833	1,311
*Aquila, Inc.	174,500	651
Black Hills Corp.	17,500	772
DPL, Inc.	52,700	1,563
Energen Corp.	33,300	2,139
Energy East Corp.	73,500	2,000
Equitable Resources, Inc.	56,500	3,009
Great Plains Energy, Inc.	40,000	1,173
Hawaiian Electric Industries, Inc.	38,600	879
IDACORP, Inc.	20,900	736
MDU Resources Group, Inc.	84,700	2,339
National Fuel Gas Co.	38,800	1,811
Northeast Utilities	72,000	2,254
NSTAR	49,600	1,797
OGE Energy Corp.	42,600	1,546
ONEOK, Inc.	48,200	2,158
PNM Resources, Inc.	35,650	765
Puget Energy, Inc.	54,400	1,492
SCANA Corp.	54,200	2,285
Sierra Pacific Resouces	108,481	1,842
Vectren Corp.	35,500	1,030
Westar Energy, Inc.	42,900	1,113
WGL Holdings, Inc.	23,000	753
Wisconsin Energy Corp.	54,300	2,644

Total		41,485

Total Common Stocks (Cost: $435,168)		525,933

Money Market Investments (6.0%)

Federal Government & Agencies (0.5%)
(b)Federal Home Loan Bank, 4.20%, 2/29/08	3,000,000	2,980

Total		2,980

Finance Services (3.6%)
(b)Bryant Park Funding LLC, 4.50%, 1/17/08	10,000,000	9,980
(b)Rabobank Financial Corp., 3.74%, 1/2/08	10,000,000	9,999

Total		19,979

Miscellaneous Business Credit Institutions (0.1%)
(b)General Electric Capital Corp., 3.25%, 1/2/08	300,000	300

Total		300

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Money Market Investments (6.0%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers (1.8%)
(b)Merrill Lynch, 4.75%, 2/1/08	10,000,000	9,959

Total		9,959

Total Money Market Investments (Cost: $33,217)		33,218

Total Investments (100.2%) (Cost $467,956)(a)		559,151

Other Assets, Less Liabilities (-0.2%)		(1,015)

Net Assets (100.0%)		558,136

*	Non-Income Producing

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $470,203 and the net unrealized appreciation of investments based on that cost was $88,948 which is comprised of $136,162 aggregate gross unrealized appreciation and $47,214 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long)	77	3/08	$281
(Total Notional Value at December 31, 2007, $33,014)

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

AllianceBernstein Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are believed to be undervalued in relation to their prospects for growth.	$114 million

Portfolio Overview

The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth; current income is a secondary objective. The Portfolio invests primarily in a diversified portfolio of equities of mid-sized companies with market capitalization between $1.0 billion and $10.0 billion. The Portfolio’s investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein’s fundamental value approach. In selecting investments, management uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Market Overview

The past year was a transitional one in many ways in the market for smaller companies. After a five-year period of stronger earnings growth for smaller cap stocks, in 2007 smaller companies’ earnings growth suffered a sharp compression and ended the year at or below growth rates for larger stocks. This shift caused investors, who had viewed the more robust earnings as a basis for investing in the smaller, riskier stocks in the sector, to question those judgments and the high multiples that they had awarded those stocks. Further, with increased scarcity of sustainable earnings, the markets rediscovered quality. The result was companies with measures of corporate success such as trailing profitability dramatically outperformed those with stronger value characteristics. Not surprisingly, in this environment larger companies outperformed smaller ones and growth outperformed value.

Exacerbating this shift was the renewed volatility seen in the markets in the second half of the year. Investors became increasingly uncertain about the size and scope of the subprime contagion and stocks with perceived exposure to housing or consumer spending were sharply marked down. Sectors with perceived safety such as Consumer Staples and Utilities outperformed, while more economically sensitive sectors such as Transports or Consumer Cyclicals underperformed.

Portfolio Performance

Against this backdrop, the Portfolio returned –0.16%, outperforming the Russell 2500 Value Index and the Russell MidCap Value Index, which were down –7.27% and –1.42%, respectively, but underperformed relative to the Russell 2500 Index which was up 1.38%. (The Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio trailed the 2.84% average return of its peer group, Mid-Cap Value Funds, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. We believe the underperformance relative to the peer group and the Russell 2500 Index is primarily attributable to smaller capitalization holdings within the Portfolio and, as previously noted, the generally stronger performance of larger companies during the period.

Strong stock selection was an important contributor to our premium versus the Value Index. It was spread over a number of sectors but was most prevalent in Financials and Industrials. In Financials, it helped to be underweight this poor-performing sector. Performance was driven by an underweight of companies most directly exposed to the issues in the subprime markets.

Our holdings in the Industrial space benefited from high exposure to international markets. Overweighted positions in capital equipment and industrial resources were also strong drivers of performance. Specific stocks that contributed to performance include SPX Corp, Commscope, Steel Dynamics, Celanese, and AGCO. The Portfolio also saw strong stock selection in Utilities as a number of stocks it held continue to benefit from increases in the replacement cost for assets used to generate electric power.

The biggest detractor from performance for the year was our stock selection in the Consumer Discretionary sector, where our holdings were impacted by investor fears over a slowdown over consumer spending. Stock selection in transportation and an underweight position in the Energy sector were also detractors to performance. Specific stocks that underperformed include Avis, Budget, Central Pacific Financial, Quebecor World, Continental Airlines, and Radian Group.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Outlook

In spite of significant earnings disappointments in 2007, consensus forecasts for 2008 appear to assume that small to mid-capitalization stocks will regain their recent earnings growth edge versus large-capitalization stocks. We continue to believe that for smaller stocks as a whole, earnings expectations for 2008 remain too optimistic, valuations too high, and valuation spreads between stocks too narrow.

Our Portfolio stance remains largely unchanged. We continue to emphasize companies with strong historical returns and current success at attractive valuations. These companies have benefited from breadth in their revenue steams, generating a higher share from international markets than the universe as a whole. On average, they also tend to be larger. Thus, we expect our average market cap to be larger than the benchmark for some time to come.

We feel that recent market distress, however, is beginning to create some new opportunities. While our fundamental and quantitative research suggests caution, in a few instances the return potential appears sufficiently compelling to us to justify the risk. In particular, our research suggests that a few companies with a high degree of exposure to the U.S. economy — such as those that make and sell high-priced discretionary consumer products — have traded down too far and thus offer attractive investment opportunities.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	Since Inception*
AllianceBernstein Mid Cap Value Portfolio	-0.16%	14.80%
Russell 2500 Value Index**	-7.27%	16.49%
Russell 2500 Index	1.38%	17.22%
Russell MidCap Value Index	-1.42%	18.55%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average	2.84%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 2500 Value Index is replacing the Russell 2500 Index as the Portfolio’s primary benchmark because of the Russell 2500 Value Index’s greater emphasis on value stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$881.20	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.50

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (98.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.7%)
ArvinMeritor, Inc.	105,300	1,235
Autoliv, Inc.	12,500	659
*AutoNation, Inc.	57,003	893
Brunswick Corp.	25,900	442
Dillard’s, Inc. — Class A	23,000	432
Furniture Brands International, Inc.	60,100	605
*Jack in the Box, Inc.	8,705	224
Jones Apparel Group, Inc.	35,000	560
KB HOME	10,000	216
*Office Depot, Inc.	21,400	298
*Papa John’s International, Inc.	17,500	397
*TRW Automotive Holdings Corp.	59,800	1,249
VF Corp.	5,900	405

Total		7,615

Consumer Staples (8.9%)
Corn Products International, Inc.	9,800	360
Del Monte Foods Co.	20,200	191
Molson Coors Brewing Co. — Class B	37,600	1,941
*Performance Food Group Co.	58,800	1,580
Ruddick Corp.	58,200	2,018
*Smithfield Foods, Inc.	21,900	633
SUPERVALU, Inc.	38,750	1,454
Universal Corp.	40,200	2,059

Total		10,236

Energy (3.6%)
*Exterran Holdings, Inc.	14,100	1,153
Hess Corp.	13,800	1,392
*Oil States International, Inc.	34,900	1,191
Rowan Companies, Inc.	8,800	347

Total		4,083

Financials (20.1%)
*Arch Capital Group, Ltd.	31,000	2,181
Ashford Hospitality Trust	67,500	485
Aspen Insurance Holdings, Ltd.	61,300	1,768
Astoria Financial Corp.	43,850	1,020
Central Pacific Financial Corp.	46,700	862
Digital Realty Trust, Inc.	27,200	1,044
FelCor Lodging Trust, Inc.	53,100	828
Fidelity National Financial, Inc.	70,500	1,030
Mid-America Apartment Communities, Inc.	12,100	517
Old Republic International Corp.	72,300	1,114

Common Stocks (98.9%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Platinum Underwriters Holdings, Ltd.	57,000	2,027
Provident Financial Services, Inc.	62,400	900
RenaissanceRe Holdings, Ltd.	10,100	608
The South Financial Group, Inc.	55,100	861
StanCorp Financial Group, Inc.	28,600	1,441
Strategic Hotels & Resorts, Inc.	13,200	221
Susquehanna Bancshares, Inc.	55,900	1,031
Tanger Factory Outlet Centers, Inc.	18,900	713
Taubam Centers, Inc.	13,300	654
Trustmark Corp.	45,600	1,156
UnionBanCal Corp.	10,200	499
Webster Financial Corp.	38,200	1,221
Whitney Holding Corp.	31,850	833

Total		23,014

Health Care (6.5%)
*Apria Healthcare Group, Inc.	28,900	623
*Kindred Healthcare, Inc.	45,000	1,124
*King Pharmaceuticals, Inc.	19,000	195
*LifePoint Hospitals, Inc.	25,400	755
*Molina Healthcare, Inc.	42,938	1,662
Omnicare, Inc.	21,600	493
PerkinElmer, Inc.	66,000	1,717
*PharMerica Corp.	16,471	229
Universal Health Services, Inc. — Class B	12,300	630

Total		7,428

Industrials (24.4%)
Acuity Brands, Inc.	18,500	833
*AGCO Corp.	19,800	1,346
*Alaska Air Group, Inc.	38,100	953
Arkansas Best Corp.	41,000	900
*Avis Budget Group, Inc.	82,700	1,075
Briggs & Stratton Corp.	49,600	1,124
*Continental Airlines, Inc. — Class B	34,600	770
Con-way, Inc.	29,900	1,242
Cooper Industries, Ltd. — Class A	24,000	1,269
*EnerSys	57,200	1,428
GATX Corp.	39,700	1,456
Goodrich Corp.	15,700	1,109
IKON Office Solutions, Inc.	115,500	1,504
Kelly Services, Inc. — Class A	34,400	642

Common Stocks (98.9%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Kennametal, Inc.	41,000	1,551
Mueller Industries, Inc.	44,400	1,287
*Quebecor World, Inc.	64,000	115
Regal-Beloit Corp.	36,600	1,644
Ryder System, Inc.	28,400	1,335
SkyWest, Inc.	30,000	806
SPX Corp.	19,200	1,974
*Terex Corp.	21,000	1,377
*United Stationers, Inc.	25,900	1,197
Werner Enterprises, Inc.	66,100	1,126

Total		28,063

Information Technology (7.1%)
*Amkor Technology, Inc.	67,400	575
*Arrow Electronics, Inc.	36,100	1,418
AVX Corp.	16,100	216
*Checkpoint Systems, Inc.	36,900	959
*CommScope, Inc.	24,300	1,196
*Sanmina-SCI Corp.	124,900	227
*Spansion, Inc. — Class A	64,000	252
*Tech Data Corp.	13,500	509
*Teradyne, Inc.	39,000	403
*Vishay Intertechnology, Inc.	106,000	1,209
*Zoran Corp.	52,400	1,180

Total		8,144

Materials (15.3%)
AptarGroup, Inc.	21,200	867
Ashland, Inc.	30,100	1,428
Celanese Corp.	34,100	1,443
Cleveland-Cliffs, Inc.	7,600	766
Commercial Metals Co.	47,100	1,387
Cytec Industries, Inc.	26,800	1,650
The Lubrizol Corp.	24,500	1,327
Metal Management, Inc.	18,900	861
Methanex Corp.	28,800	795
Quanex Corp.	26,500	1,375
*Rockwood Holdings, Inc.	59,500	1,977
Silgan Holdings, Inc.	15,900	826
Sonoco Products Co.	17,900	585
Steel Dynamics, Inc.	34,300	2,043
*Zep, Inc.	9,950	138

Total		17,468

Utilities (6.3%)
Allegheny Energy, Inc.	10,100	642
Atmos Energy Corp.	37,700	1,057
Northeast Utilities	52,300	1,638
Puget Energy, Inc.	21,100	579
*Reliant Energy, Inc.	70,900	1,861
Wisconsin Energy Corp.	28,300	1,378

Total		7,155

Total Common Stocks (Cost: $113,124)		113,206

The Accompanying Notes are an Integral Part of the Financial Statements.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Money Market Investments (1.4%)	Shares/ $ Par	Value $ (000’s)

Finance Services (1.4%)
Rabobank Financial Corp., 3.74%, 1/2/08	1,600,000	1,600

Total Money Market Investments (Cost: $1,600)		1,600

Total Investments (100.3%) (Cost $114,724)(a)		114,806

Other Assets, Less Liabilities (-0.3%)		(351)

Net Assets (100.0%)		114,455

*	Non-Income Producing

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $114,719 and the net unrealized appreciation of investments based on that cost was $87 which is comprised of $16,032 aggregate gross unrealized appreciation and $15,945 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

AllianceBernstein Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Seek capital appreciation by investing in small companies with potential for above-average growth.	$544 million

Portfolio Overview

The Small Cap Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing in emerging companies with above-average growth potential supported by financial strength and capable management. Holdings are smaller companies with a median market capitalization of approximately $1 billion; the range of market capitalization is generally between $200 million and $3 billion. In evaluating individual companies, factors such as the growth rates of revenues and earnings, opportunities for margin expansion, financial strength, and quality of management are important variables.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. However, small-cap growth performed well thanks to strong performance from stocks in such traditional growth sectors as Health Care and Information Technology. For all of 2007, returns for large-, medium-, and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Portfolio Results

The Small Cap Growth Stock Portfolio returned 9.54% for all of 2007, outperforming the 7.05% and –0.30% return of the Russell 2000 Growth and Standard & Poor’s SmallCap 600® Indices, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outperformed its Small-Cap Growth Funds peer group, which had an average return of 9.09%, according to Lipper Analytical services, Inc., an independent mutual fund ranking agency.

Looking at the Portfolio’s absolute return, performance was driven by holdings in the Health Care and Industrials sectors. Telecommunication Services was the only sector to detract meaningfully from absolute results. Relative to the Russell Index, positioning among Financials and Energy shares led performance, while Information Technology holdings detracted.

Stock selection among Financials and Energy shares was a key source of strength relative to the Indices. In Financials, it helped to avoid real estate investment trusts and management firms, as well as consumer finance companies. Instead we favored capital market-related shares positioned to benefit from the volume and volatility of trading in financial markets. One stock here deserves special mention — FCStone Group, a leading contributor to performance for the year. This commodity risk management firm benefited from demand for its hedging expertise in a period of surging prices and volatility for agricultural commodities.

In Energy, our holdings were concentrated in equipment and services names. Oceaneering International, a provider of remote-controlled equipment for deep-water drilling, was the top contributor in this space. Demand for its products jumped as exploration activity picked up along with the price and scarcity of oil. Other notable contributors in this space were T-3 Energy Services, Global Industries, and Dril-Quip, which all benefited from the increased demand for expertise and equipment related to offshore drilling and exploration.

Industrial shares, which were leading contributors to absolute results, captured some of the best- and worst-performing individual positions in the Portfolio. On the positive side, financial consulting firm Huron Consulting Group was a leading contributor for the second consecutive year. In addition, industrial maintenance firm Team Inc. benefited from heavy demand by refineries for maintenance and help with clean emissions. The company reported a significant increase in revenue during the fourth quarter of 2007 and raised its outlook for 2008.

At the other end of the spectrum, some of our biggest detractors were commercial services-related stocks sensitive to changes in the pace of business activity. Two of these were ICT Group and PeopleSupport, firms that outsource back-office functions, both of which endured some difficult quarters. In addition, the leading detractor from results was Marlin Business Services. The firm, which is categorized in the Financial sector, provides computers, copiers, and other equipment to small businesses. The stock stumbled badly after failing to meet business targets and expectations set by management.

Among other detractors, our stock selection was least effective among Information Technology shares, limiting the Portfolio’s performance compared with the Indices. The sector was home to many of the largest detractors from performance,

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

particularly in the IT services, software, and electronic equipment industries. The general theme explaining underperformance among software gamers THQ, The9, and Glu Mobile was company- or product-specific issues that led to disappointing revenues and/or profits. In the electronic equipment industry, computer products reseller InsightEnterprises was the leading detractor after reporting disappointing third-quarter results, pushing out revenues into future quarters, and seeing higher costs as the company continued to work to digest a late-2006 acquisition. That said, the leading detractor in the sector was casino ATM operator Global Cash Access Holdings, which reported disappointing results and conducted an internal investigation into possible improprieties in some of its client contracts, though no wrongdoing was found.

Outlook

Looking ahead to 2008, we will continue our focus on identifying well-managed, attractively valued, fast-growing, small-cap companies. Because we build the Small Cap Growth Stock Portfolio from the bottom up, one stock at a time, our sector and industry allocations reflect where we’re finding the best growth opportunities at a given time. As of December 31, 2007, the top sector overweights were in Information Technology and Health Care. The most notable sector underweights were in Financials and Consumer Discretionary.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
Small Cap Growth Stock Portfolio	9.54%	15.48%	14.36%
Russell 2000 Growth Index**	7.05%	16.50%	4.03%
S&P SmallCap 600 Index	-0.30%	16.04%	11.04%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average	9.09%	15.71%	-
*Inception	date of 4/30/99

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 2000 Growth Index is replacing the S&P SmallCap 600 Index as the Portfolio’s primary benchmark because of the Russell 2000 Growth Index’s greater emphasis on growth stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$998.60	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.11	$2.82

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (9.8%)
*American Public Education, Inc.	35,600	1,487
*Capella Education Co.	138,800	9,087
*Deckers Outdoor Corp.	21,800	3,380
*Global Sources, Ltd.	113,573	3,205
*Life Time Fitness, Inc.	156,663	7,784
*LKQ Corp.	336,100	7,065
*New Oriental Education & Technology Group, Inc.	65,090	5,246
*Pinnacle Entertainment, Inc.	297,505	7,009
Sotheby’s	64,760	2,467
*The9, Ltd., ADR	151,617	3,232
*Ulta Salon, Cosmetics & Fragrance, Inc.	73,900	1,267
*Zumiez, Inc.	94,507	2,302

Total		53,531

Consumer Staples (1.6%)
*Central European Distribution Corp.	153,105	8,892

Total		8,892

Energy (7.3%)
*Arena Resources, Inc.	105,500	4,400
*Dril-Quip, Inc.	119,000	6,624
*Oceaneering International, Inc.	119,800	8,069
*T-3 Energy Services, Inc.	191,012	8,979
*Tesco Corp.	156,900	4,498
*W-H Energy Services, Inc.	67,100	3,772
*Willbros Group, Inc.	95,000	3,638

Total		39,980

Financials (6.3%)
CoBiz Financial, Inc.	161,923	2,408
*Encore Bancshares, Inc.	150,641	3,011
*FCStone Group, Inc.	157,166	7,234
*Global Cash Access Holdings, Inc.	322,566	1,955
Greenhill & Co., Inc.	65,349	4,344
*KBW, Inc.	220,842	5,651
optionsXpress Holdings, Inc.	279,969	9,470
PrivateBancorp, Inc.	5,700	186

Total		34,259

Health Care (17.9%)
*Adams Respiratory Therapeutics, Inc.	139,550	8,337
*AspenBio Pharma, Inc.	150,300	1,311
*BioMarin Pharmaceutical, Inc.	90,400	3,200
*Cepheid, Inc.	341,147	8,989
*Genoptix, Inc.	94,169	2,891
*Hologic, Inc.	76,912	5,279
*ICON PLC, ADR	50,900	3,149
*Masimo Corp.	165,660	6,535

Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Meridian Bioscience, Inc.	232,339	6,989
*NuVasive, Inc.	175,338	6,929
*Obagi Medical Products, Inc.	372,876	6,820
*Pediatrix Medical Group, Inc.	132,661	9,041
*Phase Forward, Inc.	231,868	5,043
*Providence Service Corp.	182,559	5,137
*Psychiatric Solutions, Inc.	145,844	4,740
*The Spectranetics Corp.	219,998	3,373
*Thoratec Corp.	272,145	4,950
*TomoTherapy, Inc.	129,908	2,541
*Trans1, Inc.	140,977	2,322

Total		97,576

Industrials (13.1%)
*The Advisory Board Co.	138,153	8,868
*Astronics Corp.	66,800	2,839
*Axsys Technologies, Inc.	149,283	5,471
Bucyrus International, Inc. — Class A	71,942	7,150
*Corrections Corp. of America	189,798	5,601
*Huron Consulting Group, Inc.	68,114	5,492
Kaydon Corp.	55,009	3,000
Knight Transportation, Inc.	443,070	6,562
*Marlin Business Services Corp.	282,820	3,411
*Team, Inc.	220,577	8,069
*TransDigm Group, Inc.	69,400	3,135
UAP Holding Corp.	226,508	8,743
*VistaPrint, Ltd.	63,236	2,710

Total		71,051

Information Technology (30.1%)
*Advanced Energy Industries, Inc.	198,800	2,600
*Aruba Networks, Inc.	283,880	4,233
*Bankrate, Inc.	63,133	3,036
*Bidz.com, Inc.	86,000	771
*Blackboard, Inc.	97,181	3,912
*comScore, Inc.	167,639	5,470
*Comtech Group, Inc.	372,045	5,994
*Cymer, Inc.	54,577	2,125
*DealerTrack Holdings, Inc.	73,201	2,450
*Digital River, Inc.	66,963	2,214
*Double-Take Software, Inc.	110,200	2,394
*IHS, Inc. — Class A	122,483	7,418
*Insight Enterprises, Inc.	376,009	6,858
*Interactive Intelligence, Inc.	140,224	3,695
*JA Solar Holdings Co., Ltd.	67,800	4,733
*Limelight Networks, Inc.	399,713	2,754
*Macrovision Corp.	327,700	6,007
*Melanox Technologies, Ltd.	254,901	4,644
*MEMSIC, Inc.	171,100	1,733
*Netlogic Microsystems, Inc.	223,353	7,192

Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Omniture, Inc.	107,519	3,579
*Polycom, Inc.	107,237	2,979
*RF Micro Devices, Inc.	431,500	2,464
*Riverbed Technology, Inc.	216,936	5,801
*Rubicon Technology, Inc.	40,100	952
*SiRF Technology Holdings, Inc.	286,644	7,203
*Sohu.com, Inc.	162,265	8,848
*SonicWALL, Inc.	523,711	5,614
*Switch & Data Facilities Co.	528,263	8,463
*Synaptics, Inc.	55,400	2,280
*Synchronoss Technologies, Inc.	200,506	7,106
*Taleo Corp. — Class A	179,224	5,337
*TechTarget	189,900	2,807
*Tessera Technologies, Inc.	192,100	7,991
*The Ultimate Software Group, Inc.	177,067	5,572
*ValueClick, Inc.	206,036	4,512
*VanceInfo Technologies, Inc., ADR	136,700	1,230

Total		162,971

Materials (3.2%)
Airgas, Inc.	133,940	6,979
*Haynes International, Inc.	60,900	4,233
Silgan Holdings, Inc.	122,529	6,364

Total		17,576

Other Holdings (0.9%)
SPDR Metals & Mining ETF	70,003	4,839

Total		4,839

Telecommunication Services (2.4%)
*Centennial Communications Corp.	584,311	5,427
*Glu Mobile, Inc.	446,073	2,329
*PAETEC Holding Corp.	526,537	5,134

Total		12,890

Utilities (1.0%)
ITC Holdings Corp.	100,700	5,681

Total		5,681

Total Common Stocks (Cost: $482,938)		509,246

Money Market Investments (6.3%)

Autos (1.8%)
(b)Daimler Chrysler Auto, 6.00%, 1/10/08	10,000,000	9,985

Total		9,985

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Money Market Investments (6.3%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (0.5%)
Federal Home Loan Bank, 4.20%, 2/29/08	2,500,000	2,483

Total		2,483

Finance Services (1.9%)
Rabobank Financial Corp., 3.74%, 1/2/08	10,000,000	9,999

Total		9,999

Miscellaneous Business Credit Institutions (0.3%)
General Electric Capital Corp., 3.25%, 1/2/08	1,700,000	1,700

Total		1,700

Security Brokers and Dealers (1.8%)
(b)Merrill Lynch, 4.75%, 2/1/08	10,000,000	9,959

Total		9,959

Total Money Market Investments (Cost: $34,126)		34,126

Total Investments (99.9%) (Cost $517,064)(a)		543,372

Other Assets, Less Liabilities (0.1%)		614

Net Assets (100.0%)		543,986

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $518,067 and the net unrealized appreciation of investments based on that cost was $25,305 which is comprised of $66,404 aggregate gross unrealized appreciation and $41,099 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Index Futures (Long)	44	3/08	$604
(Total Notional Value at December 31, 2007, $16,385)

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
The Portfolio’s investment objective is to achieve investment results that approximate the performance of the S&P’s SmallCap 600® Index’s performance.	Invest in stocks included in the S&P SmallCap 600® Index while maintaining sector proportions in the Portfolio equal to the Index.	$24 million

Portfolio Overview

The Index 600 Stock Portfolio seeks investment results that approximate the performance of the S&P’s SmallCap 600® Composite Stock Price Index. The Portfolio invests in a representative sample of stocks included in the S&P SmallCap 600® Index, and in total return swaps whose performance is related to the index. The Portfolio may also invest in exchange traded funds in an attempt to gain exposure to the market while awaiting the purchase of underlying securities. The Portfolio invests in stocks included in the S&P Small Cap 600® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Small-cap and value-oriented shares were further weighed down by the slowdown in economic growth. In addition, these shares were vulnerable to a reversal after years of outperforming large-cap and growth-oriented stocks. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400® , and 600® Stock Indices, respectively.

Mirroring the volatility in the broader market, returns for the ten sectors making up the S&P 600® varied widely for the full year. The best-performing sector was Energy, up 23%, led by energy equipment and services firms benefiting from greater spending on exploration and production with oil at an all-time high. Meanwhile, Materials and Industrials both rose 10%, led by big gains in metals & mining, in the case of Materials, and aerospace and machinery in the Industrials sector.

The growth-oriented Health Care and Information Technology sectors benefited from investors seeking proven growers as the economy slowed, gaining 19% and 9%, respectively. Utilities and Consumer Staples, often prized for their safe-haven qualities, lost some of that attraction in the more volatile small-cap space. As a result, these shares managed only modest gains, with Consumer Staples and Utilities up 4% and 1%, respectively.

At the other end of the spectrum, Financials stocks declined 23%, taken down by problems in the credit and real estate markets following from the subprime meltdown. Tighter credit coupled with falling home values and consumer confidence weighed on spending, resulting in negative returns for Consumer Discretionary shares, which declined 23%. Finally, Telecommunication Services also posted a substantial negative return, down 27%, although in the small-cap space this sector is comprised of a single stock that makes up only a tiny fraction of the Index.

Portfolio Performance

From the period since the Portfolio’s April 30, 2007 inception to December 31, 2007, the Index 600 Stock Portfolio had a return of –5.89%, while the S&P SmallCap 600® Index returned –5.50%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance lagged the S&P SmallCap 600® Index due to transaction costs, administrative expenses, and cash flow effects.

As we seek to track the performance and weightings of stocks in the S&P SmallCap 600® Index, we make adjustments to the Portfolios’ holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. From the Portfolio’s April 30 inception to December 31, 2007, there were 57 stocks added to the Index, and a like number of companies were eliminated. We try to make these adjustments in a way that minimizes the cost of our trading.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Outlook

Looking ahead to 2008, the environment for equities appears challenging as we enter a period of decelerating economic growth. That could be difficult for small-cap stocks in the near term, because they tend to be sensitive to changes in the economy. However, a compelling attraction of investing in a fund based on a broad market index is that shareholders gain exposure to both styles of investing across an entire segment of the market.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
Index 600 Stock Portfolio	-5.89%
S&P SmallCap 600 Index	-5.50%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500”, “Standard & Poor’s 500”, S&P SmallCap 600 and Standard & Poor’s SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$915.40	$1.70
Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$1.79

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.3%)
*4Kids Entertainment, Inc.	480	6
Aaron Rents, Inc.	1,973	38
Arbitron, Inc.	1,027	43
Arctic Cat, Inc.	431	5
*Audiovox Corp. — Class A	665	8
Bassett Furniture Industries, Inc.	429	4
Big 5 Sporting Goods Corp.	804	12
*Blue Nile, Inc.	584	40
*Bright Horizons Family Solutions, Inc.	955	33
*Brightpoint, Inc.	1,863	29
Brown Shoe Co., Inc.	1,609	24
*Buffalo Wild Wings, Inc.	557	13
Building Materials Holding Corp.	1,068	6
*Cabela’s, Inc.	1,437	22
*California Pizza Kitchen, Inc.	1,061	17
The Cato Corp. — Class A	1,135	18
*CEC Entertainment, Inc.	1,070	28
*Champion Enterprises, Inc.	2,806	26
*Charlotte Russe Holding, Inc.	908	15
*The Children’s Place Retail Stores, Inc.	857	22
Christopher & Banks Corp.	1,288	15
CKE Restaurants, Inc.	1,989	26
Coachmen Industries, Inc.	573	3
*Coinstar, Inc.	1,017	29
CPI Corp.	193	5
*Crocs, Inc.	2,999	109
*Deckers Outdoor Corp.	472	72
*The Dress Barn, Inc.	1,639	21
*Drew Industries, Inc.	662	18
Ethan Allen Interiors, Inc.	1,083	31
The Finish Line, Inc. — Class A	1,545	4
*Fleetwood Enterprises, Inc.	2,337	14
*Fossil, Inc.	1,691	70
Fred’s, Inc.	1,465	14
*Genesco, Inc.	829	31
Group 1 Automotive, Inc.	828	20
*The Gymboree Corp.	1,042	32
Haverty Furniture Companies, Inc.	793	7
*Hibbett Sports Inc.	1,131	23
*Hot Topic, Inc.	1,585	9
*Iconix Brand Group, Inc.	2,070	41
IHOP Corp.	544	20
*Jack in the Box, Inc.	2,178	55
*JAKKS Pacific, Inc.	1,027	24
*Jo-Ann Stores, Inc.	909	12
*Jos. A. Bank Clothiers, Inc.	661	19
Kellwood Co.	939	16
K-Swiss, Inc. — Class A	973	18
Landry’s Restaurants, Inc.	452	9
La-Z-Boy, Inc.	1,870	15
Libbey, Inc.	529	8

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Lithia Motors, Inc.	581	8
*Live Nation, Inc.	2,667	39
*LKQ Corp.	4,116	86
M/I Homes, Inc.	450	5
*Maidenform Brands, Inc.	685	9
The Marcus Corp.	784	12
*MarineMax, Inc.	673	10
The Men’s Wearhouse, Inc.	1,904	51
*Meritage Homes Corp.	955	14
*Midas, Inc.	520	8
Monaco Coach Corp.	1,090	10
*Monarch Casino & Resort, Inc.	514	12
Movado Group, Inc.	702	18
*Multimedia Games, Inc.	839	7
National Presto Industries, Inc.	172	9
Nautilus, Inc.	1,148	6
O’Charley’s, Inc.	807	12
Oxford Industries, Inc.	566	15
*P.F. Chang’s China Bistro, Inc.	946	22
*Panera Bread Co. — Class A	1,174	42
*Papa John’s International, Inc.	751	17
*Peet’s Coffee & Tea, Inc.	454	13
The Pep Boys — Manny, Moe & Jack	1,507	17
*PetMed Express, Inc.	890	11
*Pinnacle Entertainment, Inc.	2,176	51
Polaris Industries, Inc.	1,273	60
Pool Corp.	1,724	34
*Pre-Paid Legal Services, Inc.	319	18
*Quiksilver, Inc.	4,472	38
*Radio One, Inc.	2,951	7
*RC2 Corp.	689	19
*Red Robin Gourmet Burgers, Inc.	610	20
*Russ Berrie and Co., Inc.	608	10
*Ruth’s Chris Steak House, Inc.	692	6
*Select Comfort Corp.	1,703	12
*Shuffle Master, Inc.	1,281	15
*Skechers U.S.A., Inc. — Class A	1,181	23
Skyline Corp.	247	7
Sonic Automotive, Inc.	1,132	22
*Sonic Corp.	2,210	48
Spartan Motors, Inc.	1,186	9
Stage Stores, Inc.	1,506	22
*Stamps.com, Inc.	586	7
Standard Motor Products, Inc.	436	4
Standard Pacific Corp.	2,362	8
*The Steak n Shake Co.	1,032	11
Stein Mart, Inc.	939	4
*Sturm, Ruger & Co., Inc.	829	7
Superior Industries International, Inc.	842	15
*Texas Roadhouse, Inc. — Class A	1,959	22
*Tractor Supply Co.	1,219	44

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Triarc Companies, Inc. — Class B	2,294	20
Tuesday Morning Corp.	1,085	6
*Tween Brands, Inc.	897	24
UniFirst Corp.	519	20
*Universal Electronics, Inc.	530	18
*Universal Technical Institute, Inc.	853	15
*Volcom, Inc.	531	12
Winnebago Industries, Inc.	1,075	23
*WMS Industries, Inc.	1,508	55
Wolverine World Wide, Inc.	1,900	47
*Zale Corp.	1,622	26
*Zumiez, Inc.	654	16

Total		2,477

Consumer Staples (2.8%)
*Alliance One International, Inc.	3,236	13
The Andersons, Inc.	651	29
*The Boston Beer Co., Inc.	371	14
Casey’s General Stores, Inc.	1,843	55
*Central Garden & Pet Co. — Class A	2,612	14
*Chattem, Inc.	690	52
Flowers Foods, Inc.	2,846	68
*The Great Atlantic & Pacific Tea Co., Inc.	834	26
*The Hain Celestial Group, Inc.	1,443	46
J & J Snack Foods Corp.	510	16
Lance, Inc.	1,135	23
Longs Drug Stores Corp.	1,152	54
Mannatech, Inc.	568	4
Nash Finch Co.	492	17
*Performance Food Group Co.	1,290	35
*Ralcorp Holdings, Inc.	934	57
Sanderson Farms, Inc.	557	19
Spartan Stores, Inc.	796	18
*Spectrum Brands, Inc.	1,484	8
*TreeHouse Foods, Inc.	1,135	26
*United Natural Foods, Inc.	1,558	49
*USANA Health Sciences, Inc.	305	11
WD-40 Co.	613	23

Total		677

Energy (6.6%)
*Atwood Oceanics, Inc.	1,002	100
*Basic Energy Services, Inc.	818	18
*Bristow Group, Inc.	864	49
Cabot Oil & Gas Corp.	3,531	143
CARBO Ceramics, Inc.	739	27
*Dril-Quip, Inc.	986	55
Gulf Island Fabrication, Inc.	397	13
*Helix Energy Solutions Group, Inc.	3,321	138
*Hornbeck Offshore Services, Inc.	838	38

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

.Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Energy continued
*ION Geophysical Corp.	2,995	47
Lufkin Industries, Inc.	535	31
Massey Energy Co.	2,896	104
*Matrix Service Co.	967	21
*NATCO Group, Inc. — Class A	670	36
*Oceaneering International, Inc.	2,003	135
*Patriot Coal Corp.	963	40
Penn Virginia Corp.	1,377	60
*Petroleum Development Corp.	542	32
*Pioneer Drilling Co.	1,806	21
*SEACOR Holdings, Inc.	842	78
St. Mary Land & Exploration Co.	2,286	88
*Stone Energy Corp.	1,019	48
*Superior Well Services, Inc.	572	12
*Swift Energy Co.	1,095	48
*TETRA Technologies, Inc.	2,702	42
*Unit Corp.	1,687	78
*W-H Energy Services, Inc.	1,116	63
World Fuel Services Corp.	1,040	30

Total		1,595

Financials (13.0%)
Acadia Realty Trust	1,170	30
Alabama National BanCorporation	616	48
Anchor BanCorp Wisconsin, Inc.	643	15
Bank Mutual Corp.	1,913	20
BankAtlantic Bancorp, Inc. — Class A	1,502	6
BankUnited Financial Corp. — Class A	1,140	8
BioMed Realty Trust, Inc.	2,381	55
Boston Private Financial Holdings, Inc.	1,361	37
Brookline Bancorp, Inc.	2,145	22
Cascade Bancorp	1,036	14
Cash America International, Inc.	1,062	34
Central Pacific Financial Corp.	1,087	20
Chittenden Corp.	1,626	58
Colonial Properties Trust	1,711	39
Columbia Banking System, Inc.	651	19
Community Bank System, Inc.	1,079	21
Corus Bankshares, Inc.	1,185	13
Delphi Financial Group, Inc. — Class A	1,600	56
DiamondRock Hospitality Co.	3,445	52
Dime Community Bancshares	918	12
Downey Financial Corp.	709	22
East West Bancorp, Inc.	2,292	56
EastGroup Properties, Inc.	866	36
Entertainment Properties Trust	1,021	48
Essex Property Trust, Inc.	916	90
Extra Space Storage, Inc.	2,216	32
Financial Federal Corp.	933	21
First BanCorp.	2,759	20
*First Cash Financial Services, Inc.	1,049	15

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
First Commonwealth Financial Corp.	2,313	25
First Financial Bancorp.	1,114	13
First Indiana Corp.	451	14
First Midwest Bancorp, Inc.	1,767	54
*FirstFed Financial Corp.	496	18
Flagstar Bancorp, Inc.	1,337	9
*Forestar Real Estate Group, Inc.	1,338	32
*Franklin Bank Corp.	923	4
Fremont General Corp.	2,519	9
Frontier Financial Corp.	1,512	28
Glacier Bancorp, Inc.	1,950	37
*Guaranty Financial Group, Inc.	1,307	21
Hancock Holding Co.	899	34
Hanmi Financial Corp.	1,435	12
Hilb Rogal and Hobbs Co.	1,347	55
Independent Bank Corp.	723	7
Infinity Property & Casualty Corp.	595	21
Inland Real Estate Corp.	2,121	30
*Investment Technology Group, Inc.	1,595	76
Irwin Financial Corp.	683	5
Kilroy Realty Corp.	1,192	66
Kite Realty Group Trust	1,054	16
*LaBranche & Co., Inc.	1,968	10
LandAmerica Financial Group, Inc.	566	19
Lexington Realty Trust	2,316	34
LTC Properties, Inc.	734	18
Medical Properties Trust, Inc.	1,830	19
Mid-America Apartment Communities, Inc.	930	40
Nara Bancorp, Inc.	792	9
National Retail Properties, Inc.	2,614	61
*The Navigators Group, Inc.	464	30
optionsXpress Holdings, Inc.	1,603	54
Parkway Properties, Inc.	562	21
*Philadelphia Consolidated Holding Corp.	2,120	84
*Piper Jaffray Companies, Inc.	636	29
*Portfolio Recovery Associates, Inc.	549	22
Presidential Life Corp.	784	14
PrivateBancorp, Inc.	694	23
*ProAssurance Corp.	1,188	65
Prosperity Bancshares, Inc.	1,396	41
Provident Bankshares Corp.	1,159	25
PS Business Parks, Inc.	582	31
*Rewards Network, Inc.	976	5
RLI Corp.	703	40
Safety Insurance Group, Inc.	589	22
*SCPIE Holdings, Inc.	301	8
Selective Insurance Group, Inc.	1,930	44
Senior Housing Properties Trust	3,225	73
*Signature Bank	1,080	36
The South Financial Group, Inc.	2,634	41
Sovran Self Storage, Inc.	788	32

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Sterling Bancorp	648	9
Sterling Bancshares, Inc.	2,655	30
Sterling Financial Corp.	1,870	31
Stewart Information Services Corp.	656	17
Susquehanna Bancshares, Inc.	3,101	57
SWS Group, Inc.	817	10
Tanger Factory Outlet Centers, Inc.	1,139	43
Tower Group, Inc.	734	25
*TradeStation Group, Inc.	1,044	15
*Triad Guaranty, Inc.	450	4
TrustCo Bank Corp. NY	2,739	27
UCBH Holdings, Inc.	3,795	54
UMB Financial Corp.	1,320	51
Umpqua Holdings Corp.	2,180	33
United Bankshares, Inc.	1,402	39
United Community Banks, Inc.	1,452	23
United Fire & Casualty Co.	805	23
Whitney Holding Corp.	2,462	64
Wilshire Bancorp, Inc.	640	5
Wintrust Financial Corp.	852	28
*World Acceptance Corp.	611	16
Zenith National Insurance Corp.	1,348	60

Total		3,119

Health Care (11.0%)
*Allscripts Healthcare Solutions, Inc.	2,065	40
*Alpharma, Inc. — Class A	1,587	32
*Amedisys, Inc.	954	46
*American Medical Systems Holdings, Inc.	2,627	38
*AMERIGROUP Corp.	1,935	71
*AMN Healthcare Services, Inc.	1,095	19
*AmSurg Corp.	1,130	31
Analogic Corp.	486	33
*ArQule, Inc.	1,256	7
*ArthroCare Corp.	1,015	49
*BioLase Technology, Inc.	835	2
*Bradley Pharmaceuticals, Inc.	493	10
Cambrex Corp.	1,054	9
*Centene Corp.	1,583	43
Chemed Corp.	870	49
*CONMED Corp.	1,040	24
The Cooper Companies, Inc.	1,629	62
*Cross Country Healthcare, Inc.	1,161	17
*CryoLife, Inc.	901	7
*Cyberonics, Inc.	815	11
Datascope Corp.	471	17
*Dionex Corp.	678	56
*Enzo Biochem, Inc.	1,135	14
*Gentiva Health Services, Inc.	1,017	19
*Greatbatch, Inc.	817	16
*Haemonetics Corp.	924	58
*HealthExtras, Inc.	1,345	35
*Healthways, Inc.	1,296	76
*Hooper Holmes, Inc.	2,496	4
*ICU Medical, Inc.	449	16
*IDEXX Laboratories, Inc.	2,227	131

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*Immucor, Inc.	2,544	86
*Integra LifeSciences Holdings	671	28
Invacare Corp.	1,163	29
*inVentiv Health, Inc.	1,175	36
*Kendle International, Inc.	468	23
*Kensey Nash Corp.	446	13
LCA-Vision, Inc.	693	14
*LHC Group, Inc.	524	13
*LifeCell Corp.	1,111	48
*Martek Biosciences Corp.	1,174	35
*Matria Healthcare, Inc.	779	19
*MedCath Corp.	495	12
Mentor Corp.	1,234	48
Meridian Bioscience, Inc.	1,450	44
*Merit Medical Systems, Inc.	993	14
*MGI Pharma, Inc.	2,932	119
*Molina Healthcare, Inc.	516	20
*Noven Pharmaceuticals, Inc.	893	12
*Odyssey HealthCare, Inc.	1,189	13
*Omnicell, Inc.	1,254	34
*Osteotech, Inc.	642	5
Owens & Minor, Inc.	1,485	63
*Palomar Medical Technologies, Inc.	665	10
*PAREXEL International Corp.	1,011	49
*Pediatrix Medical Group, Inc.	1,760	120
*Pharmanet Development Group, Inc.	687	27
*PharMerica Corp.	1,104	15
*Phase Forward, Inc.	1,538	33
*Possis Medical, Inc.	618	9
*PSS World Medical, Inc.	2,353	46
*Regeneron Pharmaceuticals, Inc.	2,406	58
*RehabCare Group, Inc.	629	14
*Res-Care, Inc.	923	23
*Respironics, Inc.	2,693	177
*Salix Pharmaceuticals, Ltd.	1,731	14
*Savient Pharmaceuticals, Inc.	1,597	37
*Sciele Pharma, Inc.	1,296	27
*Sierra Health Services, Inc.	2,044	86
*Sunrise Senior Living, Inc.	1,629	50
*SurModics, Inc.	548	30
*Symmetry Medical, Inc.	1,289	22
*Theragenics Corp.	1,210	4
*ViroPharma, Inc.	2,542	20
Vital Signs, Inc.	290	15

Total		2,656

Industrials (13.5%)
A.O. Smith Corp.	806	28
*A.S.V., Inc.	738	10
*AAR CORP.	1,380	52
ABM Industries, Inc.	1,598	33
Acuity Brands, Inc.	1,536	69
Administaff, Inc.	856	24
Albany International Corp. — Class A	956	35
Angelica Corp.	355	7
Apogee Enterprises, Inc.	1,059	18
Applied Industrial Technologies, Inc.	1,338	39

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Applied Signal Technology, Inc.	450	6
Arkansas Best Corp.	915	20
*Astec Industries, Inc.	697	26
Baldor Electric Co.	1,669	56
Barnes Group, Inc.	1,643	55
Belden, Inc.	1,645	73
Bowne & Co., Inc.	971	17
Brady Corp. — Class A	1,979	69
Briggs & Stratton Corp.	1,802	41
*C&D Technologies, Inc.	933	6
Cascade Corp.	331	15
CDI Corp.	495	12
*Ceradyne, Inc.	993	47
CLARCOR, Inc.	1,814	69
*Consolidated Graphics, Inc.	440	21
Cubic Corp.	564	22
Curtiss-Wright Corp.	1,617	82
*EMCOR Group, Inc.	2,359	56
*EnPro Industries, Inc.	786	24
*Esterline Technologies Corp.	1,064	55
Forward Air Corp.	1,097	34
*Frontier Airlines Holdings, Inc.	1,333	7
G & K Services, Inc. — Class A	771	29
*Gardner Denver, Inc.	1,946	64
*GenCorp, Inc.	2,055	24
Gibraltar Industries, Inc.	1,087	17
*Griffon Corp.	957	12
Healthcare Services Group, Inc.	1,548	33
Heartland Express, Inc.	2,080	29
Heidrick & Struggles International, Inc.	642	24
*Hub Group, Inc. — Class A	1,410	37
*Insituform Technologies, Inc. — Class A	999	15
Interface, Inc. — Class A	1,983	32
Kaman Corp.	895	33
Kaydon Corp.	1,029	56
*Kirby Corp.	1,945	91
Knight Transportation, Inc.	2,110	31
Landstar System, Inc.	1,955	83
Lawson Products, Inc.	152	6
Lennox International, Inc.	2,326	97
Lindsay Corp.	428	30
*Lydall, Inc.	600	6
*Magnetek, Inc.	1,100	5
*Mesa Air Group, Inc.	1,045	3
*Mobile Mini, Inc.	1,253	23
*Moog, Inc. — Class A	1,544	71
Mueller Industries, Inc.	1,347	39
*NCI Building Systems, Inc.	730	21
*Old Dominion Freight Line, Inc.	1,031	24
*On Assignment, Inc.	1,288	9
Regal-Beloit Corp.	1,167	52
Robbins & Myers, Inc.	623	47
*School Specialty, Inc.	640	22
*The Shaw Group, Inc.	2,950	179
Simpson Manufacturing Co., Inc.	1,356	36

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
SkyWest, Inc.	2,214	59
*Spherion Corp.	2,036	15
The Standard Register Co.	459	5
Standex International Corp.	454	8
*Teledyne Technologies, Inc.	1,276	68
*Tetra Tech, Inc.	2,126	46
The Toro Co.	1,444	80
Tredegar Corp.	846	14
Triumph Group, Inc.	608	50
*TrueBlue, Inc.	1,598	23
*United Stationers, Inc.	910	42
Universal Forest Products, Inc.	691	20
Valmont Industries, Inc.	627	56
Viad Corp.	748	24
Vicor Corp.	695	11
*Volt Information Sciences, Inc.	498	9
Wabash National Corp.	1,102	8
*Waste Connections, Inc.	2,472	76
Watsco, Inc.	895	33
Watson Wyatt Worldwide, Inc.	1,545	72
Watts Water Technologies, Inc.	1,142	34
Woodward Governor Co.	1,072	73

Total		3,234

Information Technology (15.3%)
*Actel Corp.	947	13
*Adaptec, Inc.	4,403	15
*Advanced Energy Industries, Inc.	1,301	17
Agilysys, Inc.	960	15
*AMIS Holdings, Inc.	2,372	24
*Anixter International, Inc.	1,159	72
*Ansoft Corp.	579	15
*ANSYS, Inc.	2,847	118
*Arris Group, Inc.	6,782	68
*ATMI, Inc.	1,226	40
*Avid Technology, Inc.	1,269	36
*Axcelis Technologies, Inc.	3,719	17
*Bankrate, Inc.	470	23
Bel Fuse, Inc. — Class B	431	13
*Bell Microproducts, Inc.	1,106	7
*Benchmark Electronics, Inc.	2,601	46
Black Box Corp.	643	23
Blackbaud, Inc.	1,609	45
*Blue Coat Systems, Inc.	1,382	45
*Brooks Automation, Inc.	2,577	34
*Cabot Microelectronics Corp.	873	31
*CACI International, Inc. — Class A	1,092	49
*Captaris, Inc.	952	4
*Catapult Communications Corp.	335	3
*Checkpoint Systems, Inc.	1,445	38
*CIBER, Inc.	1,975	12
Cognex Corp.	1,575	32
Cohu, Inc.	836	13
*Comtech Telecommunications Corp.	874	47
*Concur Technologies, Inc.	1,557	56
CTS Corp.	1,280	13
*CyberSource Corp.	2,496	44

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Cymer, Inc.	1,112	43
Daktronics, Inc.	1,217	27
*DealerTrack Holdings, Inc.	1,082	36
*Digi International, Inc.	933	13
*Diodes, Inc.	1,137	34
*Ditech Networks, Inc.	944	3
*DSP Group, Inc.	1,179	14
*Electro Scientific Industries, Inc.	1,011	20
*Epicor Software Corp.	2,125	25
*EPIQ Systems, Inc.	967	17
*Exar Corp.	1,765	14
FactSet Research Systems, Inc.	1,556	87
*FARO Technologies, Inc.	603	16
*FEI Co.	1,320	33
*FLIR Systems, Inc.	4,938	156
*Gerber Scientific, Inc.	853	9
Gevity HR, Inc.	847	7
*Harmonic, Inc.	3,393	36
*Hutchinson Technology, Inc.	959	25
*Informatica Corp.	3,189	57
*InfoSpace, Inc.	1,210	23
*Insight Enterprises, Inc.	1,761	32
*Intevac, Inc.	785	11
*Itron, Inc.	1,113	107
*j2 Global Communications, Inc.	1,795	38
*JDA Software Group, Inc.	965	20
Keithley Instruments, Inc.	514	5
*The Knot, Inc.	1,010	16
*Kopin Corp.	2,469	8
*Kulicke and Soffa Industries, Inc.	1,937	13
*Littelfuse, Inc.	813	27
*LoJack Corp.	674	11
*Manhattan Associates, Inc.	929	24
*ManTech International Corp.	712	31
MAXIMUS, Inc.	672	26
*Mercury Computer Systems, Inc.	824	13
Methode Electronics, Inc. — Class A	1,381	23
Micrel, Inc.	1,987	17
*MICROS Systems, Inc.	1,491	105
*Microsemi Corp.	2,811	62
*MKS Instruments, Inc.	1,814	35
MTS Systems Corp.	643	27
*Napster, Inc.	1,622	3
*NETGEAR, Inc.	1,279	46
*Network Equipment Technologies, Inc.	996	8
*Newport Corp.	1,349	17
*Novatel Wireless, Inc.	1,164	19
Park Electrochemical Corp.	740	21
*PC-Tel, Inc.	786	5
*Perficient, Inc.	1,116	18
*Pericom Semiconductor Corp.	943	18
*Phoenix Technologies, Ltd.	986	13
*Photon Dynamics, Inc.	606	5
*Photronics, Inc.	1,522	19
*Planar Systems, Inc.	642	4

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Plexus Corp.	1,690	44
*Progress Software Corp.	1,530	52
Quality Systems, Inc.	637	19
*Radiant Systems, Inc.	972	17
*RadiSys Corp.	807	11
*Rogers Corp.	650	28
*Rudolph Technologies, Inc.	1,061	12
*ScanSource, Inc.	941	30
*Secure Computing Corp.	2,067	20
*SI International, Inc.	479	13
*Skyworks Solutions, Inc.	5,880	50
*Smith Micro Software, Inc.	1,099	9
*Sonic Solutions	946	10
*SPSS, Inc.	695	25
*Standard Microsystems Corp.	849	33
*StarTek, Inc.	413	4
*Stratasys, Inc.	764	20
*Supertex, Inc.	496	16
*Sykes Enterprises, Inc.	1,188	21
*Symmetricom, Inc.	1,656	8
*Synaptics, Inc.	933	38
*SYNNEX Corp.	607	12
*Take-Two Interactive Software, Inc.	2,693	50
Technitrol, Inc.	1,487	42
*THQ, Inc.	2,402	68
*Tollgrade Communications, Inc.	482	4
*Trimble Navigation, Ltd.	4,411	134
*TTM Technologies, Inc.	1,541	18
*Tyler Technologies, Inc.	1,272	16
*Ultratech, Inc.	845	10
United Online, Inc.	2,461	29
*Varian Semiconductor Equipment Associates, Inc.	2,760	102
*Veeco Instruments, Inc.	1,155	19
*ViaSat, Inc.	959	33
*Websense, Inc.	1,650	28
*Wright Express Corp.	1,446	51
*X-Rite, Inc.	1,064	12

Total		3,678

Materials (3.5%)
A. Schulman, Inc.	1,016	22
A.M. Castle & Co.	595	16
AMCOL International Corp.	809	29
AptarGroup, Inc.	2,485	101
Arch Chemicals, Inc.	901	33
*Brush Engineered Materials, Inc.	742	27
*Buckeye Technologies, Inc.	1,421	18
*Caraustar Industries, Inc.	1,072	3
*Century Aluminum Co.	1,058	57
Chesapeake Corp.	722	4
Deltic Timber Corp.	386	20
Georgia Gulf Corp.	1,251	8
H.B. Fuller Co.	2,183	49
*Headwaters, Inc.	1,541	18
*Material Sciences Corp.	444	3
Myers Industries, Inc.	1,023	15
Neenah Paper, Inc.	543	16

Common Stocks (80.6%)	Shares/ $ Par	Value $ (000’s)

Materials continued
*OM Group, Inc.	1,106	64
*Omnova Solutions, Inc.	1,545	7
Penford Corp.	404	10
*PolyOne Corp.	3,385	22
Quaker Chemical Corp.	368	8
Quanex Corp.	1,352	70
Rock-Tenn Co. — Class A	1,216	31
*RTI International Metals, Inc.	839	58
Schweitzer-Mauduit International, Inc.	566	15
Texas Industries, Inc.	995	70
Tronox, Inc. — Class B	1,507	13
Wausau Paper Corp.	1,846	17
*Zep, Inc.	778	11

Total		835

Other Holdings (0.7%)
iShares S&P SmallCap 600 Index Fund	2,603	170

Total		170

Telecommunication Services (0.1%)
*General Communication, Inc. — Class A	1,645	14

Total		14

Utilities (3.8%)
ALLETE, Inc.	942	37
American States Water Co.	625	24
Atmos Energy Corp.	3,264	92
Avista Corp.	1,922	41
Central Vermont Public Service Corp.	371	11
CH Energy Group, Inc.	493	22
Cleco Corp.	2,182	61
*El Paso Electric Co.	1,641	42
The Laclede Group, Inc.	788	27
New Jersey Resources Corp.	1,009	50
Northwest Natural Gas Co.	962	47
Piedmont Natural Gas Co., Inc.	2,694	70
South Jersey Industries, Inc.	1,075	39
Southern Union Co.	4,365	128
Southwest Gas Corp.	1,550	46
UGI Corp.	3,880	106
UIL Holdings Corp.	915	34
Unisource Energy Corp.	1,285	41

Total		918

Total Common Stocks (Cost: $21,033)		19,373

Money Market Investments (19.5%)

Autos (4.2%)
Daimler Chrysler Auto, 6.00%, 1/10/08	1,000,000	999

Total		999

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Index 600 Stock Portfolio

Money Market Investments (19.5%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (7.0%)
Federal Home Loan Bank, 4.27%, 1/11/08	1,700,000	1,697

Total		1,697

Finance Lessors (4.2%)
(k)Windmill Funding Corp., 5.70%, 1/14/08	1,000,000	998

Total		998

Finance Services (4.1%)
Rabobank Financial Corp., 3.74%, 1/2/08	1,000,000	1,000

Total		1,000

Total Money Market Investments (Cost: $4,694)		4,694

Total Investments (100.1%) (Cost $25,727)(a)		24,067

Other Assets, Less Liabilities (-0.1%)		(28)

Net Assets (100.0%)		24,039

*	Non-Income Producing

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $25,745 and the net unrealized depreciation of investments based on that cost was $1,678 which is comprised of $1,330 aggregate gross unrealized appreciation and $3,008 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2007:

Total Return Swaps

Counterparty	Reference Entity	Payments Made by the Fund	Payments Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Credit Suisse Securities (Europe) Ltd.	S&P Smallcap 600 Index	1 Month USD-LIBOR +7 Basis Points (BPS)	S&P Smallcap 600 Index Total Return	5/2008	4,738	$(43)

(k)	Securities with an aggregate market value of $998 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

T. Rowe Price Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in small companies whose common stocks are believed to be undervalued.	$338 million

Portfolio Overview

The T. Rowe Price Small Cap Value Portfolio invests in companies whose common stocks appear to be undervalued and that have market capitalizations in the range of the S&P SmallCap 600® Index whose current stock prices do not appear to reflect their underlying value. For this Portfolio, value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. Small-cap and value-oriented shares were further weighed down by the slowdown in economic growth. In addition, these shares were vulnerable to a reversal after years of outperforming large-cap and growth-oriented stocks. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400® , and 600® Stock Indices, respectively.

Portfolio Performance

For the year ended December 31, 2007, the Portfolio’s return of –0.83% outperformed the Russell 2000 Value Index return of –9.78%. However, the Portfolio underperformed relative to the S&P 600® Index, which returned –0.30% in 2007. (The Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Small-Cap Value Funds, was –6.61% for the year, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

Of the Portfolio’s most heavily weighted sectors, the Industrials, Materials, and Energy sectors produced absolute gains, while the Financials, Information Technology, and Consumer Discretionary sectors generated absolute losses. Versus the S&P 600® Index, detractors from performance were the Information Technology, Industrials, and Health Care sectors. The main contributors to relative performance were the Financials and Consumer Discretionary sectors.

Information Technology was by far the biggest detractor from performance relative to the S&P 600® Index. Stock selection and a significantly underweight position had negative impact. Companies that subtracted the most from performance included MPS Group, a staffing firm that was hurt by recent weakness in employment numbers, and Websense, a provider of URL filtering software that faced headwinds such as market saturation and integration challenges from acquiring its main rival SurfControl. Packeteer, a provider of wide area network application delivery and optimization products, issued a couple of disappointing reports and we eliminated our position in July.

The Industrials sector performed well in 2007 given its ties to the growing global economy. During the year, the Portfolio benefited from having an overweight position in a strong performing sector and our holdings in the commercial services and supplies industry did well. Unfortunately, these positive factors were more than offset by weakness in other industries where several companies struggled with issues ranging from management turnover to higher costs and increased competition.

Concern about a slowing economy lent support to Health Care stocks this year. The Portfolio’s relative performance was hampered by having an underweight position in a strong-performing sector and by the more subdued gains of our holdings. While our biotechnology investments did well, driven by positive results in drug trials, this was offset by weakness among our life sciences tools and services, and health care equipment and supplies companies.

Although it was weak on an absolute basis, the Financials sector added the most to the Portfolio’s performance versus the S&P 600® Index. Top contributors included commercial banks and insurance companies. First Republic Bank, a bank that focuses on high net worth clients and their businesses, agreed to be acquired for a premium by Merrill Lynch. Two insurance companies that were top contributors in the fourth quarter — Midland and ProAssurance — were leaders for the year as well.

The Consumer Discretionary sector was one of the worst performing sectors in 2007 due to worries about the impact that rising fuel prices and lower home values might have on consumer spending. In this environment, the Portfolio benefited from being underweight. In addition, the strong performance of a couple of holdings — Matthews International and CSS Industries — buoyed results.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Outlook

We feel market conditions are likely to remain volatile as concern over an economic slowdown grows in the face of continued housing market weakness and as the credit markets continue to grapple with problems arising from subprime mortgages. We are mindful of the shift in market leadership from small-cap and value shares to larger, growth-oriented stocks. This shift should be favorable for our larger market cap holdings. As value investors, we are currently focused on three areas — technology shares, which appear to be enjoying a long-awaited revival, small-cap firms that seem relatively insulated from current financial turmoil, and individual stocks that have been hurt by the market’s volatility but whose revenue streams and earnings remain intact.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
T. Rowe Price Small Cap Value Portfolio	-0.83%	15.85%	11.44%
Russell 2000 Value Index**	-9.78%	15.80%	10.59%
S&P SmallCap 600 Index	-0.30%	16.04%	9.90%
Lipper Variable Insurance Products (VIP) Small Cap Value Funds Average	-6.61%	15.80%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The Russell 2000 Value Index is replacing the S&P SmallCap 600 Index as the Portfolio’s primary benchmark because of the Russell 2000 Value Index’s greater emphasis on value stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$920.10	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.42

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (9.8%)
Aaron Rents, Inc.	184,600	3,552
Aaron Rents, Inc. — Class A	4,725	82
*Apollo Group, Inc. — Class A	5,600	393
Brunswick Corp.	22,000	375
Building Materials Holding Corp.	110,200	609
*Career Education Corp.	8,600	216
Courier Corp.	4,100	135
*Cox Radio, Inc. — Class A	14,400	175
CSS Industries, Inc.	53,900	1,978
*Culp, Inc.	54,800	382
Dillard’s, Inc. — Class A	22,600	424
*Discovery Holding Co.	10,800	272
*Drew Industries, Inc.	51,800	1,419
The E.W. Scripps Co. — Class A	24,100	1,085
Eastman Kodak Co.	12,200	267
*EchoStar Communications Corp.	10,500	396
Family Dollar Stores, Inc.	13,800	265
Fred’s, Inc.	81,100	781
The Gap, Inc.	34,700	738
H&R Block, Inc.	3,300	61
Haverty Furniture Companies, Inc.	128,000	1,151
Journal Register Co.	85,300	150
*Lamar Advertising Co. — Class A	1,200	58
*Liberty Media Holding Corp.	606	71
*Live Nation, Inc.	33,700	489
M/I Homes, Inc.	58,900	618
Mattel, Inc.	23,800	453
Matthews International Corp. — Class A	95,400	4,472
The McClatchy Co. — Class A	4,600	58
Meredith Corp.	2,500	137
*Meritage Homes Corp.	93,500	1,362
The New York Times Co. — Class A	10,700	188
Newell Rubbermaid, Inc.	5,000	129
Pearson PLC, ADR	4,800	70
Pool Corp.	84,125	1,668
*Saga Communications, Inc. — Class A	94,400	556
*Scholastic Corp.	16,700	583
Skyline Corp.	21,100	619
Stanley Furniture Co., Inc.	68,600	823
*The Steak n Shake Co.	84,000	916
Stein Mart, Inc.	182,800	866
*Time Warner Cable, Inc. — Class A	12,200	337
The TJX Companies, Inc.	4,400	126
*TRW Automotive Holdings Corp.	11,000	230

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Weight Watchers International, Inc.	9,485	429
*Winn-Dixie Stores, Inc.	34,000	574
Winnebago Industries, Inc.	94,800	1,993
*XM Satellite Radio Holdings, Inc.	18,900	231

Total		32,962

Consumer Staples (2.4%)
Alberto-Culver Co.	15,700	385
*Alliance One International, Inc.	175,200	713
Brown-Forman Corp. — Class B	2,500	185
Casey’s General Stores, Inc.	66,100	1,957
The Clorox Co.	6,100	398
Coca-Cola Enterprises, Inc.	35,300	919
ConAgra Foods, Inc.	19,800	471
The Hershey Co.	14,600	575
McCormick & Co., Inc.	5,200	197
Nash Finch Co.	46,900	1,655
Sara Lee Corp.	24,100	387
Tootsie Roll Industries, Inc.	9,100	250

Total		8,092

Energy (9.1%)
*Atwood Oceanics, Inc.	34,800	3,488
BJ Services Co.	19,800	480
CARBO Ceramics, Inc.	35,100	1,306
Cimarex Energy Co.	13,500	574
*Compton Petroleum Corp.	13,900	128
*Exterran Holdings, Inc.	8,957	733
*Forest Oil Corp.	77,450	3,938
*Geomet, Inc.	56,900	296
*Hercules Offshore, Inc.	60,589	1,441
Hess Corp.	5,500	555
*Mariner Energy, Inc.	65,093	1,489
Murphy Oil Corp.	12,800	1,086
Penn Virginia Corp.	132,300	5,772
Spectra Energy Corp.	9,700	250
*TETRA Technologies, Inc.	171,500	2,670
*Union Drilling, Inc.	31,600	498
*W-H Energy Services, Inc.	43,800	2,462
*Whiting Petroleum Corp.	65,100	3,754

Total		30,920

Financials (19.1%)
Ares Capital Corp.	141,100	2,064
Axis Capital Holdings, Ltd.	9,900	386
Boston Private Financial Holdings, Inc.	62,100	1,682
Cincinnati Financial Corp.	15,500	613
Citizens Republic Bancorp, Inc.	13,900	202
Commerce Bancshares, Inc.	10,615	476
Compass Diversified Holdings	77,300	1,152

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Cullen/Frost Bankers, Inc.	4,300	218
Discover Financial Services	25,500	385
East West Bancorp, Inc.	131,000	3,174
Employers Holdings, Inc.	39,800	665
First Financial Fund, Inc.	136,600	1,501
First Horizon National Corp.	25,000	454
First Niagara Financial Group, Inc.	25,100	302
First Potomac Realty Trust	101,900	1,762
Genworth Financial, Inc.	3,700	94
Glacier Bancorp, Inc.	95,700	1,793
Hercules Technology Growth Capital, Inc.	125,300	1,556
Home Bancshares, Inc.	57,400	1,204
Janus Capital Group, Inc.	17,900	588
JMP Group, Inc.	63,400	538
Kilroy Realty Corp.	69,100	3,798
Kohlberg Capital Corp.	120,300	1,444
LaSalle Hotel Properties	72,200	2,303
Legg Mason, Inc.	5,400	395
Lincoln National Corp.	3,863	225
*Markel Corp.	4,500	2,210
Marsh & McLennan Companies, Inc.	23,000	609
Max Capital Group, Ltd.	88,000	2,463
The Midland Co.	45,700	2,956
National Interstate Corp.	45,900	1,519
NewAlliance Bancshares, Inc.	5,400	62
Northern Trust Corp.	8,400	643
OneBeacon Insurance Group, Ltd.	10,900	234
Parkway Properties, Inc.	40,100	1,483
*Piper Jaffray Companies, Inc.	25,700	1,190
Potlatch Corp.	66,000	2,933
*ProAssurance Corp.	90,500	4,971
The Progressive Corp.	19,100	366
Regions Financial Corp.	4,900	116
SLM Corp.	9,900	199
The St. Joe Co.	16,200	575
State Street Corp.	2,031	165
Strategic Hotels & Resorts, Inc.	112,000	1,874
*SVB Financial Group	83,600	4,214
Synovus Financial Corp.	15,400	348
The Travelers Companies, Inc.	4,530	244
*Triple-S Management Corp. — Class B	27,800	562
Unum Group	4,600	109
Valley National Bancorp	10,169	194
Washington Real Estate Investment Trust	61,100	1,919
Westamerica Bancorporation	9,400	419
Willis Group Holdings, Ltd.	14,300	543
Wilmington Trust Corp.	16,200	570

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Wintrust Financial Corp.	55,300	1,832

Total		64,496

Health Care (6.6%)
*Affymetrix, Inc.	7,500	174
Analogic Corp.	21,600	1,463
*AngioDynamics, Inc.	57,700	1,099
*Barr Pharmaceuticals, Inc.	6,000	319
*Boston Scientific Corp.	40,800	475
*Exelixis, Inc.	109,300	943
Health Management Associates, Inc. — Class A	23,400	140
*HEALTHSOUTH Corp.	30,560	642
*Invitrogen Corp.	600	56
*Lincare Holdings, Inc.	18,000	633
*Myriad Genetics, Inc.	64,900	3,012
National Healthcare Corp.	40,500	2,094
*Neurocrine Biosciences, Inc.	7,300	33
*OSI Pharmaceuticals, Inc.	6,800	330
Owens & Minor, Inc.	112,100	4,755
*Pharmion Corp.	31,400	1,974
*Sepracor, Inc.	13,800	362
*St. Jude Medical, Inc.	6,100	248
Universal Health Services, Inc. — Class B	6,300	323
*Valeant Pharmaceuticals International	28,400	340
West Pharmaceutical Services, Inc.	62,000	2,516
*Zimmer Holdings, Inc.	7,000	463

Total		22,394

Industrials (22.3%)
*Accuride Corp.	57,400	451
*AirTran Holdings, Inc.	148,500	1,063
*Alaska Air Group, Inc.	50,600	1,266
*Allied Waste Industries, Inc.	1,800	20
Ameron International Corp.	33,900	3,124
*Beacon Roofing Supply, Inc.	140,700	1,185
Belden, Inc.	81,400	3,622
*C&D Technologies, Inc.	80,600	533
Cascade Corp.	33,000	1,533
*Casella Waste Systems, Inc. — Class A	70,700	922
Cintas Corp.	6,700	225
CIRCOR International, Inc.	42,200	1,956
*Dollar Thrifty Automotive Group, Inc.	84,800	2,008
Dover Corp.	5,000	230
Electro Rent Corp.	119,000	1,767
Equifax, Inc.	5,100	185
Franklin Electric Co., Inc.	31,500	1,206
*FTI Consulting, Inc.	86,200	5,313
G & K Services, Inc. — Class A	62,600	2,349
*Genesee & Wyoming, Inc.	108,900	2,632
*The Genlyte Group, Inc.	44,400	4,227
Gibraltar Industries, Inc.	107,800	1,662
*Hertz Global Holdings, Inc.	16,400	261
IDEX Corp.	98,900	3,573
*Insituform Technologies, Inc. — Class A	124,000	1,835

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Kirby Corp.	109,700	5,099
Landstar System, Inc.	138,900	5,855
McGrath Rentcorp	121,500	3,129
*Navigant Consulting, Inc.	126,500	1,729
Nordson Corp.	70,800	4,104
*Owens Corning, Inc.	12,200	247
Raytheon Co.	2,500	152
Southwest Airlines Co.	79,300	967
Universal Forest Products, Inc.	52,100	1,535
*USG Corp.	1,300	47
UTI Worldwide, Inc.	124,320	2,437
*Waste Connections, Inc.	78,900	2,438
Woodward Governor Co.	64,100	4,356

Total		75,243

Information Technology (10.1%)
*Advanced Energy Industries, Inc.	104,400	1,366
Alcatel-Lucent	35,500	260
*ATMI, Inc.	44,600	1,438
AVX Corp.	32,800	440
*Brooks Automation, Inc.	133,487	1,763
*Electronic Arts, Inc.	9,700	567
*Exar Corp.	77,900	621
*Fairchild Semiconductor International, Inc.	30,200	436
*GSI Group, Inc.	190,800	1,763
*Intuit, Inc.	9,500	300
*Ixia	155,300	1,472
Landauer, Inc.	28,300	1,467
*Littelfuse, Inc.	59,200	1,951
Methode Electronics, Inc. — Class A	28,400	467
Molex, Inc. — Class A	24,500	644
*MPS Group, Inc.	233,400	2,553
*Newport Corp.	74,300	950
*Novellus Systems, Inc.	12,400	342
Palm, Inc.	195,200	1,238
*Progress Software Corp.	101,400	3,416
*QLogic Corp.	20,300	288
Seagate Technology	17,100	436
*SPSS, Inc.	75,225	2,702
*StarTek, Inc.	105,500	982
*Sun Microsystems, Inc.	9,425	171
*Tellabs, Inc.	17,600	115
*Teradyne, Inc.	33,700	348
Tyco Electronics, Ltd.	15,900	590
*Websense, Inc.	101,400	1,722
*Wind River Systems, Inc.	230,600	2,059
Xilinx, Inc.	2,700	59
*Xyratex, Ltd.	82,100	1,297

Total		34,223

Materials (9.6%)
Airgas, Inc.	77,500	4,039
American Vanguard Corp.	96,700	1,678
AngloGold Ashanti, Ltd., ADR	900	39
AptarGroup, Inc.	106,300	4,349
Arch Chemicals, Inc.	74,600	2,742

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Carpenter Technology Corp.	64,900	4,878
Chesapeake Corp.	25,900	134
Deltic Timber Corp.	47,100	2,425
*Domtar Corp.	14,800	114
Gold Fields, Ltd., ADR	14,900	212
Innospec, Inc.	108,000	1,853
International Paper Co.	28,500	923
Louisiana-Pacific Corp.	33,000	451
Metal Management, Inc.	80,300	3,656
Myers Industries, Inc.	102,200	1,479
Nalco Holding Co.	40,000	967
*Smurfit-Stone Container Corp.	32,800	346
*Symyx Technologies, Inc.	93,400	717
Vulcan Materials Co.	2,500	198
Wausau Paper Corp.	130,300	1,171

Total		32,371

Other Holdings (0.7%)
Russell 2000 Value Index	31,500	2,227

Total		2,227

Telecommunication Services (1.0%)
*Kratos Defense & Security Solutions, Inc.	201,200	473
*Premiere Global Services, Inc.	185,500	2,754

Total		3,227

Utilities (4.6%)
Ameren Corp.	5,800	314
Black Hills Corp.	66,267	2,923
Cleco Corp.	94,400	2,624
Duke Energy Corp.	17,200	347
*Dynegy, Inc.	37,700	269
*El Paso Electric Co.	91,100	2,329
Empire District Electric Co.	49,300	1,123
Energy East Corp.	5,500	150
*Mirant Corp.	5,200	203
NiSource, Inc.	38,300	723
Pinnacle West Capital Corp.	18,700	793
Southwest Gas Corp.	62,500	1,861
TECO Energy, Inc.	43,500	749
Vectren Corp.	44,100	1,279

Total		15,687

Total Common Stocks (Cost: $276,495)		321,842

Convertible Corporate Bonds (0.3%)

Health Care (0.0%)
Health Management Associates, Inc., 1.50%, 8/1/23	67,000	66

Total		66

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Convertible Corporate Bonds (0.3%)	Shares/ $ Par	Value $ (000’s)

Metals/Mining (0.2%)
Newmont Mining Corp., 1.625%, 7/15/17	202,000	251
Newmont Mining Corp., 1.625%, 7/15/17 144A	231,000	288

Total		539

Telephone and Telegraph Apparatus (0.1%)
Lucent Technologies, 2.875%, 6/15/25	663,000	547

Total		547

Total Convertible Corporate Bonds (Cost: $1,221)		1,152

Preferred Stocks (0.1%)

Industrials (0.1%)
Allied Waste Industrial	800	228

Total Preferred Stocks (Cost: $236)		228

Money Market Investments (4.2%)

Other Holdings (4.2%)
Reserve Investment Fund	14,330,316	14,330

Total Money Market Investments (Cost: $14,330)		14,330

Total Investments (99.9%) (Cost $291,180)(a)		337,552

Other Assets, Less Liabilities (0.1%)		421

Net Assets (100.0%)		337,973

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $288, representing 0.09% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $292,210 and the net unrealized appreciation of investments based on that cost was $45,342 which is comprised of $76,298 aggregate gross unrealized appreciation and $30,956 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Small Cap Value Portfolio

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital appreciation.	Invest primarily in securities of issuers from countries outside the U.S. that have above-average growth potential.	$353 million

Portfolio Overview

The International Growth Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of companies that are headquartered or trade primarily in markets outside the United States and that are expected to grow more rapidly than market averages. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. The investments comprising the Portfolio are chosen individually, reflecting the managers’ assessment of their attractiveness. Equities purchased will possess, in the managers’ judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation.

Market Overview

International equities performed very well in 2007, helped by generally healthy global growth outside the U.S. and a falling dollar. (A weaker U.S. currency means returns on overseas investments are worth more when translated back into dollars.) While the economic backdrop was mostly positive, recession fears induced by the U.S. credit and liquidity crises led to sharp declines in foreign markets in August and again at year-end. The brunt of these market sell-offs was felt in Europe and in smaller capitalization stocks. Non-Japan Asia held up relatively well, as investors hoped that economic growth there would decouple from the U.S. and continue at high rates. Other emerging markets, like Russia and Brazil, benefited from soaring commodity prices. Japan was the only major market posting a negative return as growth slowed and hopes for economic acceleration faded. For the full year, the MSCI EAFE Index — a measure of large-cap stock performance in Europe, Australasia, and the Far East — returned 11.63%. As in the U.S., growth-oriented shares outperformed value stocks, and large company stocks beat small for the year.

Portfolio Results

For all of 2007, the International Growth Portfolio returned 12.62%. By comparison, the S&P/Citigroup PMI Global ex-U.S. Index and MSCI EAFE Index returned 17.76% and 11.63%, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Growth Funds, was 13.95% for the year, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

Looking at absolute return, the Portfolio’s best-performing sectors were Utilities, Materials, and Industrials. But given the relatively small weight of Utilities in the Portfolio, it was the latter two sectors which contributed the most to absolute return. Financial shares were the only detractors at the sector level. In relative terms, the Portfolio’s returns were positively influenced by its overweight position in Industrials and India, and its underweight positions in Financials, Japan, and the UK. On the negative side, the Portfolio’s relative performance was hindered by overweight positions in Consumer Discretionary, Information Technology, Ireland, and smaller-capitalization stocks, and underweight positions in Energy, Telecommunications, and Canada.

The leading contribution to Portfolio performance came from Industrials shares. We were overweight this winning sector. Strength was led by holdings in the electrical equipment industry, behind overweight positions in Bharat Heavy Electricals, ABB, and Alstom. These companies make equipment for power generation and distribution and saw business boom as a result of infrastructure build-out in China and India (as well as renewal of US and European generation). They also highlight a key theme in the Portfolio — the leading contributors were generally well positioned to benefit from rapid growth and development in emerging market countries.

You can see this theme at work in construction and engineering names FLSmidth and IVRCL Infrastructure and Projects, plays in varying degrees on Indian growth. Another key contributor in the Industrial space was SembCorp Marine, involved in the construction and maintenance of offshore oil rigs, whose business was helped by increased spending on exploration and production with oil prices at record highs.

Other sources of strength were stock picks in the Materials sector, where K + S Group and Potash Corp. of Saskatchewan benefited from increasing demand for fertilizer worldwide, as well as positive pricing trends. Overweight positions in iron ore producers Companhia Vale do Rio Doce and BHP Billiton were other sources of strength. Here again, strong demand from China and India helped, as did recent consolidation in the industry, tightening supply and increasing pricing power.

At the other end of the spectrum, stock picks among Financials were the leading detractors from performance. In general, we felt the entire sector de-rated with only marginal regard to quality. A good example would be Anglo-Irish Bank, which lagged despite the fact that we remain positive on its credit and funding profile.

International Growth Portfolio

International Growth Portfolio

Elsewhere in the sector, holdings in the real estate management and development industry detracted from performance. Real estate stocks underperformed badly, and some of our exposure was to small-cap Japanese names, which also lagged.

Outlook

Looking ahead, a key consideration for international investors actually starts here at home in the form of U.S. economic growth — will the U.S. slowdown push the global economy into recession? China is the other big engine of global growth, but consider that a significant portion of its economy is devoted to U.S.-targeted exports. European growth, too, is aided by exports to both the U.S. and China. These factors point to more defensive positioning in well-run companies offering solid growth prospects at attractive relative valuations. That said, big dislocations in global markets and economies often present compelling investment opportunities. As a result, consistent with our investment process, we’ll be carefully monitoring stocks in some of the lagging sectors and countries, looking for attractive opportunities.

Average Annual Total Return
For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
International Growth Portfolio	12.62%	22.23%	12.80%
S&P/Citigroup PMI Global ex-US Index**	17.79%	24.26%	14.66%
Morgan Stanley EAFE Index (Gross)	11.63%	22.08%	12.62%
Lipper Variable Insurance Products (VIP) International Growth Funds Average	13.95%	22.50%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

** The S&P/Citigroup PMI (Primary Market Index) Global ex-US Index is replacing the MSCI EAFE Index as the Portfolio’s primary benchmark because the S&P/Citigroup PMI (Primary Market Index) Global ex-US Index has broader geographical exposure, including Canada and emerging markets, than the MSCI EAFE Index. This broader geographical exposure more closely reflects the Portfolio’s ability to invest globally.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

International Growth Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,024.10	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$3.93

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Growth Portfolio

International Growth Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Foreign Common Stocks (94.9%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (9.4%)
Adidas AG	Germany	43,070	3,222
*Central European Media Enterprises, Ltd.	Czech Republic	33,645	3,902
*China Dongxiang Group Co.	China	630,000	468
Compagnie Financiere Richemont SA	Switzerland	45,565	3,124
Esprit Holdings, Ltd.	Hong Kong	154,400	2,315
*Focus Media Holding Ltd., ADR	China	72,900	4,141
Hugo Boss AG	Germany	3,247	185
Industria de Diseno Textil SA	Spain	45,825	2,810
Makita Corp.	Japan	75,900	3,226
Rational AG	Germany	4,920	1,005
Resorts World Berhad	Malaysia	857,700	1,006
Suzuki Motor Corp.	Japan	116,000	3,506
Swatch Group AG	Switzerland	8,830	2,659
Voltas, Ltd.	India	257,954	1,609

Total			33,178

Consumer Staples (13.1%)
*Barry Callebaut AG	Switzerland	1,186	900
Carrefour SA	France	39,970	3,109
Coca-Cola Hellenic Bottling Co. SA	Greece	114,375	4,941
Heineken NV	Netherlands	68,440	4,417
Japan Tobacco, Inc.	Japan	588	3,522
Kerry Group PLC	Ireland	69,220	2,192
Nestle SA	Switzerland	8,405	3,857
Reckitt Benckiser Group PLC	United Kingdom	89,765	5,196
*Shinsegae Co., Ltd.	South Korea	3,775	2,928
Shoppers Drug Mart Corp.	Canada	26,345	1,412
Tesco PLC	United Kingdom	520,330	4,934
Unilever NV	Netherlands	136,130	4,996
Woolworths, Ltd.	Australia	134,950	4,018

Total			46,422

Energy (6.6%)
*Artumas Group, Inc.	Norway	102,955	631
China Coal Energy Co.	China	740,000	2,330
Expro International Group PLC	United Kingdom	173,870	3,569
Nexen, Inc.	Canada	96,460	3,116
Petroleo Brasileiro SA, ADR	Brazil	24,800	2,858
Reliance Industries, Ltd.	India	71,096	5,198
Saipem SPA	Italy	123,210	4,932
Suncor Energy, Inc.	Canada	6,834	742

Total			23,376

Financials (14.8%)
Admiral Group PLC	United Kingdom	147,530	3,224
Anglo Irish Bank Corp. PLC	Ireland	165,464	2,642
Banco Espirito Santo SA	Portugal	145,760	3,191
Banco Santander SA	Spain	168,295	3,633
*Bovespa Holding SA	Brazil	3,310	64
DLF, Ltd.	India	58,315	1,589
Hopson Development Holdings, Ltd.	Hong Kong	756,000	2,089
Housing Development Finance Corp., Ltd.	India	73,710	5,373

Foreign Common Stocks (94.9%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Hypo Real Estate Holding AG	Germany	48,500	2,555
Julius Baer Holding AG	Switzerland	42,425	3,504
Manulife Financial Corp.	Canada	104,130	4,243
Marfin Popular Bank Public Co., Ltd.	Greece	65,905	875
Piraeus Bank SA	Greece	107,595	4,193
Prudential PLC	United Kingdom	208,730	2,953
PT Bank Rakyat Indonesia	Indonesia	3,028,000	2,386
Samsung Fire & Marine Insurance Co., Ltd.	South Korea	6,771	1,830
Sun Hung Kai Properties, Ltd.	Hong Kong	71,000	1,506
*TAG Tegernsee Immobilien und Beteiligungs AG	Germany	114,732	1,095
The Toronto-Dominion Bank	Canada	31,740	2,220
UniCredito Italiano SPA	Italy	362,110	3,002

Total			52,167

Health Care (6.1%)
CSL, Ltd.	Australia	135,990	4,331
Daiichi Sankyo Co., Ltd.	Japan	125,700	3,878
Getinge AB	Sweden	102,600	2,753
Terumo Corp.	Japan	66,900	3,528
Teva Pharmaceutical Industries, Ltd., ADR	Israel	92,495	4,299
*William Demant Holding A/S	Denmark	29,125	2,696

Total			21,485

Industrials (18.3%)
ABB, Ltd., ADR	Switzerland	187,380	5,396
Alstom	France	20,230	4,340
Atlas Copco AB	Sweden	150,700	2,249
BAE Systems PLC	United Kingdom	444,370	4,397
Bharat Heavy Electricals, Ltd.	India	50,915	3,339
China Communications Construction Co., Ltd.	China	1,058,000	2,795
Companhia de Concessoes Rodoviarias	Brazil	103,700	1,602
Cosco Corp. Singapore, Ltd.	Singapore	565,000	2,266
Far Eastern Textile, Ltd.	Taiwan	2,195,000	2,575
FLSmidth & Co. A/S	Denmark	34,840	3,559
Gamuda Berhad	Malaysia	761,300	1,110
IVRCL Infrastructures and Projects, Ltd.	India	241,725	3,429
Keppel Corp., Ltd.	Singapore	310,000	2,796
Komatsu, Ltd.	Japan	60,900	1,660
Kuehne & Nagel International AG	Switzerland	39,805	3,811
*LG Corp.	South Korea	38,780	2,896
*Morphic Technologies AB	Sweden	261,600	801
SembCorp Marine, Ltd.	Singapore	999,800	2,802
Siemens AG	Germany	27,845	4,424
*SK Holdings Co., Ltd.	South Korea	8,360	1,768
*Vestas Wind Systems A/S	Denmark	34,200	3,695
Vinci SA	France	41,335	3,055

Total			64,765

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

International Growth Portfolio

Foreign Common Stocks (94.9%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology (7.7%)
*Autonomy Corp. PLC	United Kingdom	252,200	4,431
EVS Broadcast Equipment SA	Belgium	21,945	2,549
*Gresham Computing PLC	United Kingdom	208,050	229
Kontron AG	Germany	141,139	2,826
*LG.Philips LCD Co., Ltd.	South Korea	58,140	3,074
Nippon Electric Glass Co., Ltd.	Japan	169,000	2,767
Redecard SA	Brazil	78,640	1,272
*Temenos Group AG	Switzerland	116,185	2,865
United Internet AG	Germany	91,440	2,222
VTech Holdings, Ltd.	Hong Kong	204,000	1,465
Wistron Corp.	Taiwan	1,902,000	3,537

Total			27,237

Materials (9.7%)
Anglo American PLC	United Kingdom	61,355	3,755
BHP Billiton, Ltd.	Australia	115,195	4,050
Companhia Vale do Rio Doce, ADR	Brazil	132,300	4,322
Imperial Chemical Industries PLC	United Kingdom	211,820	2,807
*Intex Resources ASA	Norway	414,110	669
K+S AG	Germany	24,165	5,740
Lee & Man Paper Manufacturing, Ltd.	Hong Kong	678,400	2,980
Potash Corp. of Saskatchewan, Inc.	Canada	41,235	5,936
Syngenta AG	Switzerland	15,915	4,051

Total			34,310

Other Holdings (0.5%)
Nikkei 225 ETF	Japan	13,780	1,907

Total			1,907

Telecommunication Services (4.9%)
*Bharti Airtel, Ltd.	India	91,750	2,316
China Mobile, Ltd.	Hong Kong	305,000	5,394
Telefonica SA	Spain	91,710	2,974
*Telenor ASA	Norway	154,728	3,694
Vodafone Group PLC	United Kingdom	801,035	2,989

Total			17,367

Utilities (3.8%)
CEZ	Czech Republic	74,070	5,558
PT Perusahaan Gas Negara	Indonesia	2,422,000	3,958
Veolia Environnement	France	41,035	3,740

Total			13,256

Total Foreign Common Stocks (Cost: $ 282,290)			335,470

Money Market Instruments (5.2%)

Autos (1.1%)
Fcar Owner Trust I, 6.00%, 1/22/08	United States	2,000,000	1,993

Money Market Instruments (5.2%)	Country	Shares/ $ Par	Value $ (000’s)

Autos continued
New Center Asset Trust, 5.95%, 1/18/08	United States	2,000,000	1,994

Total			3,987

Federal Government and Agencies (2.4%)
Federal Home Loan Bank, 4.35%, 1/11/08	United States	8,600,000	8,589

Total			8,589

Finance Services (0.6%)
Rabobank Financial Corp., 3.74%, 1/2/08	United States	2,000,000	2,000

Total			2,000

Miscellaneous Business Credit Institutions (0.5%)
General Electric Capital Corp., 3.25%, 1/2/08	United States	1,800,000	1,800

Total			1,800

Short Term Business Credit (0.6%)
Sheffield Receivables, 5.75%, 1/11/08	United States	2,000,000	1,997

Total			1,997

Total Money Market Instruments (Cost: $ 18,373)			18,373

Total Investments (100.1%) (Cost $300,663)(a)			353,843

Other Assets, Less Liabilities (-0.1%)			(417)

Net Assets (100.0%)			353,426

*	Non-Income Producing

ADR — American Depositary Receipt

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $300,820 and the net unrealized appreciation of investments based on that cost was $53,023 which is comprised of $58,959 aggregate gross unrealized appreciation and $5,936 aggregate gross unrealized depreciation.

Investment Percentage by Country:

United Kingdom	11.5%
Switzerland	9.0%
Japan	7.2%
Germany	7.0%
India	6.9%
Canada	5.5%
Other	52.9%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

MFS® Research International Core Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign or emerging market equity securities of growth and value companies.	$47 million

Portfolio Overview

The objective of the MFS® Research International Core Portfolio is to achieve capital appreciation. The Portfolio seeks to accomplish this by primarily investing in foreign equity securities, including emerging market equity securities. The Portfolio may invest in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio may also invest in companies of any size. A “bottom-up” investment approach is used in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, potential and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Market Overview

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets — particularly in the mortgage and structured-products areas — experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year-end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Portfolio Performance

From the April 30, 2007 inception of the MFS® Research International Core Portfolio to December 31, the Portfolio had a total return of 5.49%. By comparison, the Morgan Stanley EAFE Index returned 2.63% for the same period. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

For the MFS® Research International Core Portfolio, stock selection in the Materials, Utilities, Telecommunication Services, and Energy sectors drove performance relative to the MSCI EAFE Index over the reporting period.

Within the Materials sector, key contributors to performance included strong-performing steel producer, Steel Authority of India (India), mining giant BHP Billiton (U.K.), and industrial and medical gases producer Linde (Germany).

Within the Utilities and Telecommunications sectors, power and gas company E.ON (Germany) and telecommunications company Telefonica (Spain) were among the Portfolio’s top contributors.

The Energy sector also benefited relative performance. Shares of oil and gas exploration and production company Petroleo Brasileiro S/A (Brazil) aided performance as the stock soared over the reporting period.

Stocks in other sectors that helped performance included industrial machinery manufacturer Bucyrus International, banking firm Unibanco-Uniao (Brazil), sporting goods producer Adidas AG (Germany), and electronics and electrical engineering company Siemens (Germany).

During the reporting period, currency exposure was a contributor to the Portfolio’s relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the Portfolio to have different currency exposure than the Index.

MFS® Research International Core Portfolio

MFS® Research International Core Portfolio

At the other end of the spectrum, stock selection in the Financials sector dampened performance relative to the Index. Several individual holdings within this sector were among the Portfolio’s top detractors. These included financial services firms Royal Bank of Scotland (U.K.), Barclays (U.K.), Sumitomo Mitsui Financial (Japan), Credit Agricole (France), and UBS (Switzerland).

Elsewhere, our positioning in consumer electronics manufacturer Funai Electric and marketing firm WPP (U.K.) detracted from performance as both stocks underperformed the Index. Not holding strong-performing mining operator Rio Tinto (Australia), mobile phone maker Nokia (Finland), and video game console maker Nintendo (Japan) also held back relative results.

Outlook

The Research International Core Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Therefore, our allocation is strictly a by-product of where our analysts are finding their best ideas. Nevertheless, we have been increasing our positions in larger-capitalization names as our analysts have been finding the smaller- and mid-cap opportunities less compelling. Additionally, although the Research International Core Portfolio is a core portfolio, we have been moving slightly right of center and more into the growth camp. Like small- and mid-cap relative to large-cap, value-oriented shares have outperformed growth stocks on a global scale for the better part of six years. As a result, our analysts believe valuations have become a bit stretched in these areas and we have positioned the Portfolio accordingly.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
MFS Research International Core Portfolio	5.49%
Morgan Stanley EAFE Index (Gross)	2.63%
MSCI All Country World (ex-US) Index	7.80%
Lipper Variable Insurance Products (VIP) International Core Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

MFS® Research International Core Portfolio

MFS® Research International Core Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,029.20	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.87

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS® Research International Core Portfolio

MFS® Research International Core Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Foreign Common Stocks (96.8%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.3%)
Adidas AG	Germany	12,240	916
Antena 3 de Television SA	Spain	10,870	166
Bayerische Motoren Werke AG	Germany	7,090	438
Billabong International, Ltd.	Australia	12,663	164
Bridgestone Corp.	Japan	21,500	383
Compagnie Generale des Etablissements Michelin	France	3,440	394
Grupo Televisa SA, ADR	Mexico	15,260	363
Kingfisher PLC	United Kingdom	77,360	224
LVMH Moet Hennessy Louis Vuitton SA	France	6,440	777
Next PLC	United Kingdom	5,300	171
WPP Group PLC	United Kingdom	67,590	869

Total			4,865

Consumer Staples (6.1%)
Heineken NV	Netherlands	8,840	570
Kao Corp.	Japan	15,000	452
Kimberly-Clark de Mexico, SAB de CV	Mexico	48,340	211
Nestle SA	Switzerland	2,523	1,158
*Nong Shim Co., Ltd.	South Korea	400	83
Reckitt Benckiser Group PLC	United Kingdom	6,800	394

Total			2,868

Energy (9.9%)
Gazprom	Russia	6,840	388
Inpex Holdings, Inc.	Japan	26	282
OMV AG	Austria	2,190	177
*Paladin Resources, Ltd.	Australia	35,371	210
Petroleo Brasileiro SA — Petrobras, ADR	Brazil	2,800	323
PTT Public Co., Ltd.	Thailand	20,300	227
Royal Dutch Shell PLC	United Kingdom	27,610	1,158
Saipem SPA	Italy	5,630	225
StaoilHydro ASA	Norway	16,870	525
Total SA	France	14,060	1,166

Total			4,681

Financials (25.8%)
Aeon Credit Services Co., Ltd.	Japan	14,600	217
Anglo Irish Bank Corp. PLC	Ireland	17,460	279
Australia and New Zealand Banking Group, Ltd.	Australia	14,320	344
Axa	France	19,020	761
Bank of Cyprus Public Co., Ltd.	Greece	13,180	240
Barclays PLC	United Kingdom	63,680	638
BNP Paribas	France	5,590	605
BOC Hong Kong Holdings, Ltd.	Hong Kong	233,500	654
Capitaland, Ltd.	Singapore	90,000	391
Credit Agricole SA	France	21,630	729
DBS Group Holdings, Ltd.	Singapore	27,000	388
Deutsche Postbank AG	Germany	5,230	464
EFG International	Switzerland	1,090	44
Erste Bank der oesterreichischen Sparkassen AG	Austria	6,270	444

Foreign Common Stocks (96.8%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
First City Monument Bank PLC	Nigeria	281,310	45
*Fortis	Belgium	9,300	0
Fortis	Belgium	14,430	379
Hana Financial Group, Inc.	South Korea	6,240	336
Hypo Real Estate Holding AG	Germany	3,590	189
Macquarie Group, Ltd.	Australia	6,343	423
Nomura Holdings, Inc.	Japan	32,900	559
Old Mutual PLC	United Kingdom	97,830	326
ORIX Corp.	Japan	1,280	219
Royal Bank of Scotland Group PLC	United Kingdom	80,889	714
Standard Bank Group, Ltd.	South Africa	15,440	225
Standard Chartered PLC	United Kingdom	10,120	371
Sumitomo Mitsui Financial Group, Inc.	Japan	54	405
Suncorp-Metway, Ltd.	Australia	53	1
UBS AG	Switzerland	12,867	595
UniCredito Italiano SPA	Italy	92,780	770
Unione di Banche Italiane Scpa	Italy	18,256	501

Total			12,256

Health Care (5.6%)
*Actelion, Ltd.	Switzerland	3,971	182
Astellas Pharma, Inc.	Japan	7,000	306
Merck KGaA	Germany	4,660	601
Novartis AG	Switzerland	15,080	826
Roche Holdings AG	Switzerland	4,180	721

Total			2,636

Industrials (11.9%)
Bucyrus International, Inc.	United States	10,030	998
Bunzl PLC	United Kingdom	15,600	220
East Japan Railway Co.	Japan	58	480
Finmeccanica SPA	Italy	10,030	322
Geberit AG	Switzerland	3,099	425
Intertek Group PLC	United Kingdom	13,830	272
Komatsu, Ltd.	Japan	16,000	436
LS Industrial Systems Co., Ltd.	South Korea	1,890	112
Mitsubishi Corp.	Japan	9,500	261
Mitsui & Co., Ltd.	Japan	7,000	148
Schneider Electric SA	France	3,264	441
Siemens AG	Germany	5,790	920
TNT NV	Netherlands	5,100	210
Yamaha Motor Co., Ltd.	Japan	17,700	429

Total			5,674

Information Technology (7.2%)
ARM Holdings PLC	United Kingdom	79,140	195
*CSU Cardsystem SA	Brazil	13,930	45
Funai Electric Co., Ltd.	Japan	2,800	122
HCL Technologies, Ltd.	India	12,800	108
JFE Shoji Holdings, Inc.	Japan	14,000	90
Konica Minolta Holdings, Inc.	Japan	8,000	142
Koninklijke (Royal) Philips Electronics NV	Netherlands	10,360	447
Nippon Electric Glass Co., Ltd.	Japan	8,000	131
Omron Corp.	Japan	15,200	363
Ricoh Co., Ltd.	Japan	21,000	389

The Accompanying Notes are an Integral Part of the Financial Statements.

MFS® Research International Core Portfolio

MFS® Research International Core Portfolio

Foreign Common Stocks (96.8%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Samsung Electronic Co., Ltd.	South Korea	483	287
SAP AG	Germany	7,310	379
*Satyam Computer Services, Ltd.	India	11,020	126
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	96,000	184
*Trend Micro, Inc.	Japan	5,500	197
Venture Corp., Ltd.	Singapore	22,000	195
Yamato Holdings Co., Ltd.	Japan	1,000	14

Total			3,414

Materials (9.2%)
Akzo Nobel NV	Netherlands	3,700	296
Bayer AG	Germany	6,020	549
BHP Billiton PLC	United Kingdom	34,140	1,048
Companhia Vale do Rio Doce	Brazil	9,900	330
CRH PLC	Ireland	7,300	254
Linde AG	Germany	8,310	1,096
*Makhteshim-Agan Industries, Ltd.	Israel	33,130	304
Steel Authority of India, Ltd.	India	68,279	490
Syngenta AG	Switzerland	10	3

Total			4,370

Telecommunication Services (6.3%)
America Movil SAB de CV	Mexico	4,800	295
MTN Group, Ltd.	South Africa	6,050	113
Philippine Long Distance Telephone Co.	Philippines	1,310	101
Rogers Communications, Inc.	Canada	3,180	144
Telefonica SA	Spain	27,640	896
Telenor ASA	Norway	14,340	342
Telus Corp.	Canada	2,930	146
Vodafone Group PLC	United Kingdom	250,920	936

Total			2,973

Utilities (4.5%)
E.ON AG	Germany	6,580	1,398
Gaz DE France SA	France	4,040	236
Suez SA	France	4,300	292
Tokyo Gas Co., Ltd.	Japan	39,000	183

Total			2,109

Total Foreign Common Stocks (Cost: $44,715)			45,846

Preferred Stocks (0.9%)

Consumer Staples (0.6%)
Henkel KGaA	Germany	5,480	307

Information Technology (0.2%)
*Universo Online SA – UOL	Brazil	15,300	103

Total			103

Total Preferred Stock (Cost: $382)			410

Money Market Instruments (0.8%)	Country	Shares/ $ Par	Value $ (000’s)

Other Holdings (0.8%)
Societe Generale, 3.65%, 1/2/08	United States	392,000	392

Total Money Market Instruments (Cost: $392)			392

Total Investments (98.5%) (Cost $45,489)(a)			46,648

Other Assets, Less Liabilities (1.5%)			699

Net Assets (100.0%)			47,347

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $45,580 and the net unrealized appreciation of investments based on that cost was $1,068 which is comprised of $3,805 aggregate gross unrealized appreciation and $2,737 aggregate gross unrealized depreciation.

Investment Percentage by Country:

United Kingdom	16.2%
Germany	15.6%
Japan	13.3%
France	11.6%
Switzerland	8.5%
Other	34.8%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

MFS® Research International Core Portfolio

Franklin Templeton International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Participate in the growth of foreign economies by investing primarily in securities with high long-term earnings potential relative to current market values.	$1.9 billion

Portfolio Overview

The Franklin Templeton International Equity Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Portfolio’s holdings will consist primarily of equity securities of issuers in foreign countries. The Portfolio’s strategy is to identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equities, the Portfolio’s manager will focus on the market price of a company’s security in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measure, including price/earnings ratio, profit margins and liquidation value, also will be considered.

Market Overview

International equities performed very well in 2007, helped by generally healthy global growth outside the U.S. and a falling dollar. (A weaker U.S. currency means returns on overseas investments buy more greenbacks when translated back into dollars.) While the economic backdrop was mostly positive, international stocks experienced volatility as a result of the spreading U.S. credit and liquidity crises. In addition, inflation measures generally edged up around the world, pushed by soaring commodity prices. However, this benefited the many resource-rich emerging market countries. Coupled with rising internal living standards and generally positive economic environment, emerging market stocks produced superior returns. For the full year, the MSCI EAFE Index — a measure of large-cap stock performance in Europe, Australasia, and the Far East — returned 11.63%. Japan was the exception, as growth slowed and the shares had negative returns. As in the U.S., growth-oriented shares outperformed value stocks, and large company stocks beat small for the year.

Portfolio Results

For all of 2007, the Franklin Templeton International Equity Portfolio returned 18.06%, outperforming the MSCI EAFE Index, which returned 11.63%. (The index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Value Funds, was 9.68% for the year, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

The Portfolio’s outperformance of the benchmark was driven by stock selection across a number of sectors, led by Telecommunication Services, Industrials, and Energy. Relative returns would have been better but for underweight positions among Consumer Staples and Materials shares, two of the better-performing slices of the index. From a country perspective, a significant underweight and effective stock selection made Japan the leading contributor to relative results.

One of the key themes explaining the Portfolio’s outperformance was its exposure to firms benefiting from economic expansion and rise in global living standards. For example, the top contributor to return for the year was China Shenhua Energy. The company is the largest coal producer in China, which relies heavily on coal-fired plants to fuel its rapid expansion.

You can also see this theme at work in the Portfolio’s Telecommunication Services holdings, which benefited from exposure to growing emerging market economies. Key contributors in this space included Telefonica, BCE, Tele Norte Leste, Telefonos de Mexico, and Turkcell Iletisim, among others. Spanish firm Telefonica was the leading contributor in the sector — it’s an overweight position that gained more than 50% for the year on strong mobile subscriber growth in South America and continued to generate strong free cash flow. In addition, the company owns fixed and mobile providers in the Czech Republic, Argentina, and Great Britain.

Elsewhere, the Industrials sector was home to one of the leading contributors to Portfolio performance, Danish firm Vestas Wind Systems. The stock is a long-held overweight position and one of the largest stakes in the Portfolio. It’s a leading provider of wind turbines, and continued to benefit from demand for alternative energy sources driven by record-high oil prices.

The Portfolio’s performance relative to the benchmark was hurt by its underweight positions in some of the better-performing metals and mining names in the Materials sector, such as Rio Tinto and BHP Billiton, two top-ten detractors. What’s more, we were overweight in the paper & forest products industry, which limited relative results. The business climate for these shares was difficult because of falling demand, excess capacity, rising input costs, and negative currency effects from the falling dollar. One of the leading detractors from performance resided in this industry segment, Norwegian paper products firm Norske Skogsindustrier.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Outlook

Because we build the International Value Portfolio stock by stock, our sector and industry allocations typically reflect where we’re finding the best values in the market at a given time. At year-end, we continued to see opportunity in the Telecommunication and Industrial sectors, which were our largest overweight positions. At the same time, our most significant underweight position was in Financial shares. In part this is because Financials make up almost 30% of our Index and we’re reluctant to concentrate the Portfolio so heavily in a single sector. But it’s also because of earnings and valuation concerns we have for a number of companies in the sector amid difficult business conditions for many banks and other financial firms.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Franklin Templeton International Equity Portfolio	18.06%	23.63%	10.12%
Morgan Stanley EAFE Index (Gross)	11.63%	22.08%	9.04%
MSCI All Country World (ex-US) Index	17.12%	24.52%	10.09%
Lipper Variable Insurance Products (VIP) International Value Funds Average	9.68%	21.56%	10.04%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,030.80	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.23

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Foreign Common Stocks (92.6%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (13.9%)
Accor SA	France	173,000	13,810
Bayerische Motoren Werke AG	Germany	380,920	23,543
British Sky Broadcasting Group PLC	United Kingdom	1,864,690	22,933
Burberry Group PLC	United Kingdom	738,190	8,353
Compagnie Generale des Etablissements Michelin	France	260,200	29,809
Compass Group PLC	United Kingdom	2,915,350	17,869
GKN PLC	United Kingdom	2,091,540	11,719
*Hyundai Motor Co.	South Korea	264,580	20,237
Kingfisher PLC	United Kingdom	3,825,490	11,067
Mediaset SPA	Italy	1,497,610	15,092
NGK SPARK PLUG Co., Ltd.	Japan	272,000	4,771
Pearson PLC	United Kingdom	697,770	10,148
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	Portugal	89,113	1,242
Reed Elsevier NV	Netherlands	645,340	12,856
* Securitas Direct AB — Class B	Sweden	652,300	2,613
Sony Corp.	Japan	323,400	17,980
Thomson	France	1,088,780	15,461
Valeo SA	France	135,280	5,567
Wolters Kluwer NV	Netherlands	166,630	5,467
Yell Group PLC	United Kingdom	1,590,550	12,672

Total			263,209

Consumer Staples (2.3%)
Cadbury Schweppes PLC	United Kingdom	1,086,340	13,404
Nestle SA	Switzerland	38,980	17,885
Unilever PLC	United Kingdom	348,295	13,079

Total			44,368

Energy (6.5%)
BP PLC	United Kingdom	1,037,940	12,683
China Shenhua Energy Co., Ltd.	China	1,578,500	9,424
ENI SPA	Italy	414,535	15,155
*Gazprom, ADR	Russia	162,350	9,205
Repsol YPF SA	Spain	493,680	17,565
Royal Dutch Shell PLC —Class B	United Kingdom	704,315	29,246
SBM Offshore NV	Netherlands	451,200	14,223
Total SA	France	205,958	17,082

Total			124,583

Financials (20.2%)
ACE, Ltd.	Bermuda	234,580	14,492
Australia & New Zealand Banking Group, Ltd.	Australia	89,588	2,155
*Aviva PLC	United Kingdom	1,715,770	22,942
AXA	France	512,174	20,473
Banco Santander SA	Spain	906,009	19,556
Cheung Kong Holdings, Ltd.	Hong Kong	1,035,000	19,155
DBS Group Holdings, Ltd.	Singapore	1,192,000	17,118

Foreign Common Stocks (92.6%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
HSBC Holdings PLC	United Kingdom	1,474,937	24,913
ING Groep NV	Netherlands	683,040	26,665
*Kookmin Bank	South Korea	226,500	16,695
Lloyds TSB Group PLC	United Kingdom	1,165,150	10,927
Mitsubishi UFJ Financial Group, Inc.	Japan	565,000	5,305
Mitsubishi UFJ Financial Group, Inc., ADR	Japan	222,000	2,071
National Australia Bank, Ltd.	Australia	514,532	17,031
Nomura Holdings, Inc.	Japan	332,400	5,649
Nordea Bank AB	Sweden	1,536,530	25,586
Old Mutual PLC	United Kingdom	4,953,850	16,496
Royal Bank of Scotland Group PLC	United Kingdom	1,816,680	16,026
Sompo Japan Insurance, Inc.	Japan	1,103,000	10,000
Standard Chartered PLC	United Kingdom	370,360	13,569
Swire Pacific, Ltd.	Hong Kong	1,276,500	17,616
Swiss Re	Switzerland	180,212	12,793
UBS AG	Switzerland	716,150	33,111
Unicredito Italiano SPA	Italy	860,800	7,136
XL Capital, Ltd. — Class A	Bermuda	94,850	4,772

Total			382,252

Health Care (6.1%)
Agfa Gevaert NV	Belgium	291,272	4,459
Celesio AG	Germany	261,230	16,203
GlaxoSmithKline PLC	United Kingdom	621,430	15,792
Lonza Group AG	Switzerland	162,050	19,647
Norvartis AG	Switzerland	424,920	23,283
Olympus Corp.	Japan	236,500	9,798
Sanofi-Aventis	France	164,625	15,131
Takeda Pharmaceutical Co., Ltd.	Japan	208,500	12,284

Total			116,597

Industrials (13.5%)
Atlas Copco AB	Sweden	1,330,560	19,858
BAE Systems PLC	United Kingdom	3,411,020	33,750
Deutsche Post AG	Germany	602,100	20,658
Empresa Brasiileira de Aeronautica SA, ADR	Brazil	416,340	18,981
Hutchison Whampoa, Ltd.	Hong Kong	1,826,000	20,726
Koninklijke (Royal) Philips Electronics NV	Netherlands	449,135	19,349
Qantas Airways, Ltd.	Australia	2,552,550	12,163
Rentokil Initial PLC	United Kingdom	2,672,940	6,421
Rolls-Royce Group PLC	United Kingdom	1,916,990	20,796
*Securitas AB — Class B	Sweden	652,300	9,080
Securitas Systems — Class B	Sweden	652,300	2,320
Shanghai Electric Group Co., Ltd.	China	5,022,000	4,245
Siemens AG, ADR	Germany	199,230	31,351
Smiths Group PLC	United Kingdom	320,326	6,447
*Vestas Wind Systems A/S	Denmark	290,250	31,357

Total			257,502

The Accompanying Notes are an Integral Part of the Financial Statements.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Foreign Common Stocks (92.6%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology (7.6%)
*Check Point Software Technologies, Ltd.	Israel	387,430	8,508
Compal Electronics, Inc.	Taiwan	6,005,372	6,574
FUJIFILM Holdings Corp.	Japan	159,300	6,757
Hitachi, Ltd.	Japan	1,198,000	8,949
*Infineon Technologies AG	Germany	1,122,690	13,222
Lite-On Technology Corp.	Taiwan	3,450,623	6,022
Mabuchi Motor Co., Ltd.	Japan	168,400	10,178
Nintendo Co., Ltd.	Japan	64,600	38,756
Samsung Electronics Co., Ltd.	South Korea	46,140	27,405
Toshiba Corp.	Japan	2,350,000	17,638

Total			144,009

Materials (4.9%)
Akzo Nobel NV	Netherlands	111,700	8,932
Alumina, Ltd.	Australia	1,908,930	10,651
BASF AG	Germany	109,300	16,176
Companhia Vale do Rio Doce, ADR	Brazil	881,000	24,650
*Domtar Corp.	United States	1,006,610	7,690
Norske Skogindustrier ASA	Norway	978,371	8,137
Stora Enso OYJ — Class R	Finland	658,140	9,835
UPM-Kymmene OYJ	Finland	394,760	7,962

Total			94,033

Telecommunication Services (11.3%)
China Telecom Corp., Ltd.	China	17,338,000	13,787
Chunghwa Telecom Co. Ltd., ADR	Taiwan	301,429	6,363
France Telecom SA	France	756,770	27,191
KT Corp. Spons, ADR	South Korea	385,100	9,936
Nippon Telegraph & Telephone Corp.	Japan	1,930	9,675
Portugal Telecom SGPS SA	Portugal	632,670	8,245
SK Telecom Co., Ltd.	South Korea	322,890	9,635
Telefonica SA Sponsored, ADR	Spain	395,838	38,629
Telefonos de Mexico SA de CV, ADR	Mexico	514,688	18,961
Telenor ASA	Norway	1,208,610	28,856
Turkcell Iletisim Hizmetleri AS	Turkey	1,315,060	14,415
Vodafone Group PLC	United Kingdom	8,017,483	29,916

Total			215,609

Utilities (6.3%)
E.ON AG	Germany	146,700	31,170
Electricite de France	France	258,050	30,685
Iberdrola SA	Spain	682,240	10,355
Korea Electric Power Corp.	South Korea	365,650	15,488
National Grid PLC	United Kingdom	666,512	11,044
Suez SA	France	314,910	21,403

Total			120,145

Total Foreign Common Stocks (Cost: $1,102,419)			1,762,307

Money Market Instruments (7.2%)	Country	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (1.9%)
Federal Home Loan Bank, 4.23%, 1/11/08	United States	6,900,000	6,932
Federal Home Loan Bank, 4.33%, 1/11/08	United States	30,000,000	29,923

Total			36,855

Finance Lessors (1.6%)
Barton Capital LLC, 5.55%, 1/3/08	United States	10,000,000	9,997
Windmill Funding Corp., 5.50%, 1/2/08	United States	10,000,000	9,998
Windmill Funding Corp., 6.15%, 1/3/08	United States	10,000,000	9,997

Total			29,992

Finance Services (1.1%)
Rabobank Financial Corp., 3.74%, 1/2/08	United States	20,000,000	19,998

Total			19,998

Miscellaneous Business Credit Institutions (0.5%)
Park Avenue Receivables, 4.25% 1/2/08	United States	10,113,000	10,112

Total			10,112

Personal Credit Institutions (0.5%)
Bryant Park Funding LLC., 5.40%, 1/4/08	United States	10,000,000	9,996

Total			9,996

Security Brokers and Dealers (0.5%)
Merrill Lynch & Co., 4.75%, 2/1/08	United States	10,000,000	9,959

Total			9,959

Short Term Business Credit (1.1%)
Old Line Funding Corp., 5.50%, 1/2/08	United States	10,000,000	9,998
Old Line Funding Corp., 4.82%, 1/16/08	United States	10,000,000	9,980

Total			19,978

Total Money Market Instruments (Cost: $136,890)			136,890

Total Investments (99.8%) (Cost $1,239,309)(a)			1,899,197

Other Assets, Less Liabilities (0.2%)			3,415

Net Assets (100.0%)			1,902,612

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $1,240,503 and the net unrealized appreciation of investments based on that cost was $658,694 which is comprised of $700,854 aggregate gross unrealized appreciation and $42,160 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Investment Percentage by Country:

United Kingdom	21.3%
France	11.2%
Japan	9.1%
Germany	8.6%
Switzerland	6.1%
South Korea	5.6%
Other	38.1%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

Franklin Templeton International Equity Portfolio

MFS® Emerging Markets Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in equity securities of issuers that are tied economically to emerging market counties.	$90 million

Portfolio Overview

The objective of the MFS® Emerging Markets Equity Portfolio is to achieve capital appreciation. The Portfolio seeks to accomplish this by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of issuers that are tied economically to emerging market countries. Such equity instruments could include common stocks, preferred stock, securities convertible into stock, and depository receipts for those securities. Emerging market countries may include countries that have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets.

Market Overview

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets — particularly in the mortgage and structured-products areas — experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Portfolio Performance

From the April 30, 2007 inception of the MFS® Emerging Markets Equity Portfolio to December 31, the Portfolio had a total return of 24.73%. By comparison, the Morgan Stanley Emerging Markets Index returned 30.51% for the same period. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

Security selection in the Financials sector was the primary detractor to performance relative to the MSCI Emerging Markets Index over the reporting period. Positioning in banking services firm ABSA Group Limited (South Africa), Kookmin Bank (South Korea), life insurance company China Life Insurance (China), and banking and insurance firm FirstRand (South Africa), held back performance.

Stock selection was the key negative factor in the Information Technology sector, where positions such as Samsung Electronics (South Korea) and HCL Technologies (India) hindered performance.

An underweighted position in retail names also weighed on performance over the reporting period, although no holdings in the industry were among the top detractors.

Securities in other sectors that held back relative returns included housing builder Sare Holding (Mexico) and electric power company Tenaga Nasional (Malaysia). Not owning coal mining firm China Shenhua (China) also detracted from relative performance as this stock outperformed the Index.

At the other end of the spectrum, stock selection in the Energy sector boosted relative performance. Strong performers within this sector included oil and gas exploration and production company Petroleo Brasileiro SA (Brazil), oil and gas producer PetroChina (China), petrochemical firm Reliance Industries (India), and natural gas producer Gazprom (Russia).

MFS® Emerging Markets Equity Portfolio

MFS®Emerging Markets Equity Portfolio

A combination of overweighting and stock selection in the Materials sector boosted relative returns. Iron ore miner Companhia Vale do Rio Doce (Brazil) and manufacturer of steel products Steel Authority of India (India) were among the top contributors.

Other stocks that contributed to relative performance included mobile phone services providers Vimpel Communications (Russia) and China Mobile (Hong Kong), and technology consulting firm Infosys (India). Avoiding poor-performing cement producer Cemex (Mexico) also enhanced relative returns.

Outlook

Global financial markets remain in the thrall of financial, economic, and political developments in the United States. Regardless of changing economic and market conditions, the strategy followed by the portfolio manager of the Emerging Markets Equity Portfolio is to continue to seek companies that are tied economically to emerging market countries and have potential in light of their current financial condition and industry position.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
MFS Emerging Markets Equity Portfolio	24.73%
Morgan Stanley Emerging Markets Index	30.35%
Lipper Variable Insurance Products (VIP) Emerging Markets Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,186.70	$8.28
Hypothetical (5% return before expenses)	$1,000.00	$1,017.32	$7.64

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Foreign Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (5.1%)
Aracruz Celulose SA, ADR	Brazil	8,550	636
Copa Holdings SA	Panama	12,270	461
Grupo Televisa SA, ADR	Mexico	25,130	597
*Lotte Shopping Co., Ltd.	South Korea	930	410
Orascom Construction Industries	Egypt	3,754	389
PT Astra International Tbk	Indonesia	168,000	488
Resorts World Berhad	Malaysia	378,000	443
*SARE Holding SA de CV —Class B	Mexico	472,500	645
Tofas Turk Otomobil Fabrikasi AS	Turkey	97,337	513

Total			4,582

Consumer Staples (4.7%)
Coca-Cola Hellenic Bottling Co. SA	Greece	10,430	451
Grupo Continental SAB	Mexico	174,440	413
Grupo Modelo SA de CV	Mexico	84,200	401
Itc, Ltd.	India	86,750	463
Kimberly-Clark de Mexico SAB de CV	Mexico	129,810	566
*KT&G Corp.	South Korea	4,366	372
Massmart Holdings, Ltd.	South Africa	33,910	356
PT Hanjaya Mandala Sampoerna Tbk	Indonesia	195,000	297
Tiger Brands, Ltd.	South Africa	13,240	324
Wal-Mart De Mexico SAB de CV	Mexico	158,300	552

Total			4,195

Energy (19.6%)
CNOOC, Ltd.	China	734,000	1,250
Gazprom, ADR	Russia	120,200	6,815
Oil and Natural Gas Corp., Ltd.	India	11,926	374
Petroleo Brasileiro SA —Petrobras, ADR	Brazil	59,930	6,906
Reliance Industries, Ltd.	India	29,260	2,139

Total			17,484

Financials (18.5%)
ABSA Group, Ltd.	South Africa	34,970	566
African Bank Investments, Ltd.	South Africa	146,300	704
AMMB Holdings, Berhad	Malaysia	312,600	359
*Asya Katilim Bankasi AS	Turkey	37,854	357
Banco Bradesco SA ADR	Brazil	47,470	1,518
Banco Marco SA, ADR	Argentina	13,850	343
Banco Santander Chile SA, ADR	Chile	8,000	408
Bank of China, Ltd.	China	1,164,000	563
Bumiputra-Commerce Holdings, Berhad	Malaysia	97,700	325
Capitaland, Ltd.	Singapore	86,000	374
Cathay Financial Holding Co., Ltd.	Taiwan	239,000	498
China Life Insurance Co., Ltd	China	340,000	1,759
*CSU Cardsystem SA	Brazil	117,250	379
FirstRand, Ltd.	South Africa	218,820	630
Grupo Financiero Banorte SAB de CV	Mexico	96,100	397
Hana Financial Group, Inc.	South Korea	9,180	494
Hopson Developement Holdings, Ltd.	China	120,000	332

Foreign Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Industrial and Commercial Bank of China	China	1,457,000	1,044
Malayan Banking, Berhad	Malaysia	106,000	369
Nedbank Group, Ltd.	South Africa	16,799	333
(n)OTP Bank Nyrt.	Hungary	5,310	540
PT Bank Central Asia Tbk	Indonesia	455,500	354
PT Bank Rakyat Indonesia	Indonesia	443,000	349
Sanlam, Ltd.	South Africa	231,930	769
Standard Bank Group, Ltd.	South Africa	59,130	863
Turkiye Garanti Bankasi AS	Turkey	87,010	782
*Unibanco — Uniao de Bancos Brasileiros SA	Brazil	5,370	750
Yanlord Land Group, Ltd.	Singapore	180,000	415

Total			16,574

Health Care (1.0%)
Teva Pharmaceutical Industries, Ltd., ADR	Israel	19,220	893

Total			893

Industrials (2.7%)
Bharat Heavy Electricals, Ltd.	India	6,300	413
Citic Pacific, Ltd.	China	79,000	437
*Hyundai Heavy Industries Co., Ltd.	South Korea	1,910	903
Larsen & Toubro, Ltd.	India	5,896	624

Total			2,377

Information Technology (7.3%)
*Check Point Software Technologies, Ltd.	Israel	18,290	402
High Tech Computer Corp.	Taiwan	20,900	386
Infosys Technologies, Ltd., ADR	India	21,550	978
Innolux Display Corp.	Taiwan	159,620	541
*LPS Brasil — Consultoria de Imoveis SA	Brazil	718	0
*LPS Brasil — Consultoria de Imoveis SA	Brazil	27,000	531
Media Tek, Inc.	Taiwan	44,000	571
NHN Corp.	South Korea	1,509	364
Satyam Computer Services, Ltd.	India	31,490	359
*Sime Darby, Berhad	Malaysia	114,500	412
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,027,000	1,964
United Microelectronics Corp.	Taiwan	1,000	1

Total			6,509

Materials (17.3%)
China Steel Corp.	Taiwan	328,000	440
Companhia Vale do Rio Doce, ADR	Brazil	132,510	4,330
Corporacion Moctezuma SAB de CV	Mexico	111,100	272
*DP World, Ltd.	United Arab Emirates	330,393	403
Formosa Chemicals & Fibre Corp.	Taiwan	131,000	335
Formosa Plastics Corp.	Taiwan	146,000	410

The Accompanying Notes are an Integral Part of the Financial Statements.

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio

Foreign Common Stocks (95.8%)	Country	Shares/ $ Par	Value $ (000’s)

Materials continued
Grupo Mexico SAB de CV	Mexico	153,900	967
Impala Platinum Holdings, Ltd.	South Africa	22,610	782
Israel Chemicals, Ltd.	Israel	81,660	1,038
*LG Chem, Ltd.	South Korea	6,130	587
*Makhteshim-Agan Industries, Ltd.	Israel	53,730	492
*Mercator Lines Singapore, Ltd.	Singapore	922,000	403
Mining And Metallurgical Co. Norilsk Nickel, ADR	Russia	3,230	876
Murray & Roberts Holdings, Ltd.	South Africa	30,061	447
POSCO, ADR	South Korea	11,670	1,755
The Siam Cement Public Co., Ltd.	Thailand	92,700	644
Southern Copper Corp.	United States	5,010	527
Steel Authority of India, Ltd.	India	113,504	814

Total			15,522

Telecommunication Services (15.7%)
America Movil SAB de CV, ADR	Mexico	46,580	2,860
China Mobile, Ltd.	China	168,000	2,972
Chunghwa Telecom Co., Ltd.	Taiwan	287,000	534
Egyptian Company for Mobile Services	Egypt	11,820	435
Mobile TeleSystems, ADR	Russia	12,350	1,257
MTN Group, Ltd.	South Africa	71,740	1,339
Orascom Telecom Holding SAE	Egypt	49,260	818
Philippine Long Distance Telephone Co.	Philippines	11,690	900
PT Telekomunikasi Indonesia	Indonesia	624,500	675
Sistema JSFC	Russia	11,880	496
*Telecom Argentina SA, ADR	Argentina	17,280	384
Vimpel Communications, ADR	Russia	34,330	1,428

Total			14,098

Utilities (3.9%)
CEZ	Czech Republic	14,640	1,099
Eletropaulo Metropolitana SA	Brazil	9,670,000	790
Manila Water Co.	Philippines	2,427,000	1,089
Tenaga Nasional, Berhad	Malaysia	192,000	557

Total			3,535

Total Foreign Common Stocks (Cost: $72,095)			85,769

Preferred Stocks (1.0%)

Information Technology (0.5%)
*Universo SA — UOL	Brazil	68,600	462

Materials (0.5%)
Usinas Siderurgicas de Minas Gerais SA	Brazil	9,100	417

Total Preferred Stocks (Cost: $849)			879

Preferred Stocks (1.0%)	Country	Shares/ $ Par	Value $ (000’s)

Warrants (2.4%)

Financials (2.4%)
*Emaar Properties — January 2010 Expiration	United Arab Emirates	112,003	461
Sberbank — May 2010 Expiration	Russia	400	1,685

Total Warrants (Cost: $1,969)			2,146

Money Market Instruments (1.5%)

Other Holdings (1.5%)
Societe Generale, 3.65%, 1/2/08	United States	1,363,000	1,363

Total Money Market Instruments (Cost: $1,363)			1,363

Total Investments (100.7%) (Cost $76,276)(a)			90,157

Other Assets, Less Liabilities (-0.7%)			(594)

Net Assets (100.0%)			89,563

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $76,281 and the net unrealized appreciation of investments based on that cost was $13,876 which is comprised of $16,306 aggregate gross unrealized appreciation and $2,430 aggregate gross unrealized depreciation.

Investment Percentage by Country:

Brazil	18.6%
Russia	12.1%
China	9.3%
Mexico	8.6%
South Africa	7.9%
India	6.9%
Taiwan	6.3%
South Korea	5.5%
Other	24.8%

Total	100.0%

(h)	Forward foreign currency contract outstanding on December 31, 2007

Type	Principal Amount Covered By Contract (000’s)	Settle- ment Month	Unrealized Appre- ciation (000’s)	Unrealized (Depre- ciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
BUY TRY	853	5/09	$129	$—	$129
SELL TRY	853	5/09	$—	$(134)	$(134)

TRY — New Turkish Lira

(n)	At December 31, 2007 portfolio securities with a aggregate value of $540 (in thousands) were valued with reference to securities whose prices are more readily obtainable.

The Accompanying Notes are an Integral Part of the Financial Statements.

MFS® Emerging Markets Equity Portfolio

Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income consistent with liquidity and stability of capital.	Achieve stability of capital by investing in short-term debt securities.	$462 million

Portfolio Overview

The Money Market Portfolio’s investment objective is to generate maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, provides a moderate return in line with prevailing short-term interest rates. The Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends.

The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements.

Market Overview

Bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. By mid-year, some large high-yield deals had to be pulled from the market, and in August, a lack of liquidity led to one of the worst months on record for risk assets (non-Treasury securities). With financial markets in turmoil and fears that the housing market collapse would derail the economy, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. In that environment, investors shunned risk assets in favor of Treasurys, sending Treasury bonds to their best performance in years.

The Fed’s rate cuts are important for money market fund investors because returns on cash-equivalent investments are closely tied to the level of short-term interest rates. During the year, the Fed lowered its federal funds rate target from 5.25%, where they stood since June, 2006, to 4.25%. Yields on money market securities declined by a similar amount.

Looking at returns, money market investments performed well in a volatile year in the bond market that highlighted one of the key advantages of cash-equivalent investments — stability of principal. For all of 2007, cash-like investments returned 5.00%, as measured by the Merrill Lynch 3-Month T-Bill Index, while bonds returned 7.22%, as measured by the Citigroup U.S. Broad Investment Grade Bond Index.

Portfolio Performance

For all of 2007, the Portfolio returned 5.28%, in line with the Merrill Lynch 3-Month Treasury Bill (T-Bill) Index, which returned 5.00%. The Portfolio’s return compared favorably with the 4.49% average return of its Money Market Funds peer group, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s outperformance relative to the peer group resulted from its below-average expenses and effective management of the Portfolio’s weighted average maturity (WAM).

In terms of Portfolio positioning, we helped performance relative to our peers by having a relatively long WAM when the Fed began cutting interest rates. It is beneficial to have a longer WAM when rates are flat or falling, because it allows the Portfolio to lock in higher yields for a longer time.

In addition, we reduced our exposure to asset-backed commercial paper (CP), replacing these securities with very short-term, highly liquid (easily bought and sold) government agency securities. We made these changes at a time when there was concern in the market that some asset-backed CP might be exposed to subprime mortgages through these structured finance securities.

Money Market Portfolio

Money Market Portfolio

Outlook

Looking ahead, we see a weak economic environment with continued concerns about the health of big lenders and insurers. That means the Fed will likely have to work hard in the form of lower interest rates to provide liquidity and reflate the economy. As a result, we expect lower money market yields in 2008. In that sort of environment, we’re likely to maintain a long average maturity in an attempt to lock in higher yields longer. Just as important, we will continue to carefully monitor the quality and health of the issuers whose securities we hold, looking for the best relative values among these high-quality securities.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,027.00	$1.54
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.54

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Portfolio

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

Money Market Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)

Asset-Backed Securities (4.0%)
Capital Auto Receivables Asset Trust, Series 2007-4, Class A1, 4.20%, 11/17/08	7,920,076	7,920
Carmax Auto Owner Trust, 5.8386%, 9/15/08, Series 2007-3, Class A1	2,030,171	2,030
Daimler Chrysler Auto Trust, Series 2007-A, Class A1, 4.945%, 11/10/08 — 144A	8,446,164	8,446

Total		18,396

Autos (10.3%)
Daimler Chrysler Auto, 4.87%, 2/6/08	10,000,000	9,952
Daimler Chrysler Auto, 5.20%, 3/20/08	4,000,000	3,954
Fcar Owner Trust I, 6.15%, 1/10/08	7,000,000	6,989
Fcar Owner Trust I, 6.15%, 1/11/08	7,000,000	6,988
New Center Asset Trust, 5.15%, 4/8/08	10,000,000	9,860
New Center Asset Trust, 5.45%, 3/17/08	10,000,000	9,885

Total		47,628

Commercial Banks Non-US (6.8%)
HBOS Treasury Services PLC, 5.2325%, 4/9/08	3,400,000	3,400
Royal Bank of Canada, 4.52%, 3/17/08	7,000,000	6,933
Royal Bank of Canada, 4.80%, 1/3/08	7,000,000	6,998
The Royal Bank of Scotland PLC, 5.06%, 3/6/08	7,000,000	6,936
The Royal Bank of Scotland PLC, 5.16%, 1/7/08	7,000,000	6,994

Total		31,261

Federal Government & Agencies (11.2%)
Federal Home Loan Bank, 4.25%, 3/19/08	9,200,000	9,115
Federal Home Loan Bank, 4.30%, 1/9/08	10,000,000	9,991
Federal Home Loan Bank, 5.25%, 2/5/08	3,800,000	3,800

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies continued
Federal Home Loan Mortgage Corp., 4.97%, 2/4/08	3,800,000	3,782
Federal Home Loan Mortgage Corp., 4.97%, 3/3/08	4,000,000	3,966
Federal Home Loan Mortgage Corp., 4.98%, 5/30/08	4,250,000	4,162
Federal National Mortgage Association, 4.23%, 3/12/08	5,000,000	4,958
Federal National Mortgage Association, 4.40%, 2/4/08	3,800,000	3,797
Federal National Mortgage Association, 5.06%, 3/10/08	4,200,000	4,159
Federal National Mortgage Association, 5.08%, 1/16/08	4,250,000	4,241

Total		51,971

Finance Lessors (9.1%)
Ranger Funding Co. LLC, 5.50%, 1/18/08	7,000,000	6,982
Ranger Funding Co. LLC, 5.65%, 1/7/08	7,000,000	6,993
Thunder Bay Funding, Inc., 4.75%, 1/18/08	10,000,000	9,978
Thunder Bay Funding, Inc., 5.70%, 2/8/08	4,000,000	3,976
Windmill Funding Corp., 4.85%, 1/10/08	4,000,000	3,995
Windmill Funding Corp., 5.60%, 1/18/08	3,000,000	2,992
Windmill Funding Corp., 5.70%, 1/2/08	7,000,000	6,999

Total		41,915

Finance Services (21.3%)
Alpine Securitization, 4.72%, 2/7/08	10,000,000	9,951
Alpine Securitization, 5.70%, 1/3/08	10,000,000	9,997
Barton Capital, 4.85%, 1/7/08	10,000,000	9,992
Barton Capital, 5.12%, 1/4/08	10,000,000	9,996
Bryant Park Funding LLC, 5.10%, 3/17/08	7,000,000	6,925
Bryant Park Funding LLC, 5.60%, 1/4/08	7,000,000	6,997
Ciesco LP, 4.88%, 1/8/08	6,000,000	5,994
Ciesco LP, 4.90%, 1/17/08	8,000,000	7,983

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)

Finance Services continued
Rabobank Financial Corp., 3.74%, 1/2/08	18,740,000	18,739
Washington Mutual, Inc., 5.07625%, 3/20/08	4,500,000	4,491
Wells Fargo Co. , 4.30%, 1/14/08	7,000,000	6,989

Total		98,054

Miscellaneous Business Credit Institutions (5.6%)
General Electric Capital Corp., 4.125%, 3/4/08	3,145,000	3,138
General Electric Capital Corp., 4.25%, 1/15/08	9,000,000	8,997
Park Avenue Receivables, 4.83%, 2/8/08	7,000,000	6,964
Park Avenue Receivables, 4.85%, 1/8/08	7,000,000	6,993

Total		26,092

National Commercial Banks (6.4%)
Bank of America Corp., 4.61%, 5/16/08	5,000,000	4,913
BankBoston NA, 6.375%, 3/25/08	3,500,000	3,509
BankBoston NA, 6.375%, 4/15/08	6,075,000	6,095
Barclays US Funding LLC, 4.70%, 5/13/08	5,000,000	4,913
Barclays US Funding LLC, 5.18%, 1/9/08	10,000,000	9,988

Total		29,418

Personal Credit Institutions (7.3%)
American Express Credit, 4.57%, 1/16/08	10,000,000	9,981
American Express Credit, 4.71%, 1/25/08	4,000,000	3,987
American General Finance, 4.82%, 1/14/08	10,000,000	9,983
American General Finance, 4.90%, 1/3/08	10,000,000	9,997

Total		33,948

Security Brokers and Dealers (10.6%)
The Goldman Sachs Group, Inc., 4.125%, 1/15/08	4,000,000	3,998

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio

Money Market Portfolio

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers continued
The Goldman Sachs Group, Inc., 4.60%, 2/7/08	5,000,000	4,976
The Goldman Sachs Group, Inc., 5.232%, 2/1/08	9,100,000	9,100
Merrill Lynch, 4.77%, 1/15/08	6,000,000	5,989
Merrill Lynch, 4.84%, 6/6/08	3,000,000	2,937
Merrill Lynch, 5.05%, 1/2/08	5,000,000	4,999
Morgan Stanley Dean Witter, 4.59%, 8/15/08	4,000,000	3,884
Morgan Stanley Dean Witter, 4.71%, 7/11/08	4,000,000	3,900
Morgan Stanley Dean Witter, 4.86%, 6/13/08	5,000,000	4,889
UBS AG Stamford, 5.29%, 9/16/08	4,465,000	4,465

Total		49,137

Short Term Business Credit (7.3%)
Old Line Funding Corp., 5.10%, 1/18/08	10,000,000	9,976
Old Line Funding Corp., 5.75%, 1/30/08	4,000,000	3,981
Sheffield Receivables, 4.73%, 1/16/08	10,000,000	9,980
Sheffield Receivables, 4.83%, 1/17/08	10,000,000	9,979

Total		33,916

Total Money Market Investments (Cost: $461,736)		461,736

Total Investments (99.9%) (Cost $461,736)		461,736

Other Assets, Less Liabilities (0.1%)		356

Net Assets (100.0%)		462,092

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $8,446, representing 1.83% of the net assets.

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio

Short-Term Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest primarily in a diversified portfolio of high quality debt securities.	$58 million

Portfolio Overview

The primary investment objective of the Short-Term Bond Portfolio is to provide as high a level of current income as is consistent with prudent investment risk. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding on year. Investment grade securities are securities rated “investment grade” by at least one qualified rating agency or, if unrated, determined by the Portfolio’s Adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective. Under normal market conditions, the Portfolio attempts to maintain a duration (the Portfolio’s sensitivity to changes in interest rates) of between one and three years. The Portfolio may invest in mortgage-and asset-backed securities. Securities are selected primarily based upon rigorous analysis of interest rates, the economy, and credit and call risks. Both a top-down and bottom-up investment approach is used to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall economic environment and its potential for performance based on economic and business cycles. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals, and free cash flow. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on economic outlook, the financial markets and other factors.

Market Overview

Bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. By mid-year, some large high-yield deals had to be pulled from the market, and in August, a lack of liquidity led to one of the worst months on record for risk assets (non-Treasury securities). With financial markets in turmoil and fears that the housing market collapse would derail the economy, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. In that environment, investors shunned risk assets in favor of Treasurys, sending Treasury bonds to their best performance in years.

For all of 2007, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.22%. Looking at the broad sectors that make up the BIG Index, Treasurys performed best, followed by securitized bonds (which includes mortgage- and asset-backed securities), and then corporate bonds. By comparison, high-yield bonds returned just 1.91%, as measured by the Citigroup High-Yield Cash-Pay Index.

The big rally in the Treasury market had the effect of sending yields down sharply, but particularly for the shorter-term securities in which the Portfolio typically invests. As of December 31, 2007, the yields on two-, 10-, and 30-year Treasury securities were 3.02%, 4.03%, and 4.49%, respectively.

Portfolio Returns

From its April 30, 2007 inception to December 31, 2007, the Short-Term Bond Portfolio had a total return of 3.10%. By comparison, the Lehman Brothers U.S. Aggregate 1-3 Year Government/Corporate Index returned 4.80%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

The largest factor explaining the Portfolio’s performance relative to the benchmark was our overweight position in higher-yielding corporate and mortgage-backed securities (MBS) and underweight position in Treasurys at the time when Treasury bonds significantly outperformed risk assets. The Index has an approximately 60% weighting in short-term government bonds. By comparison, the Portfolio’s asset mix at year-end was about 20% government bonds, 30% corporates, and the rest in the securitized (mortgage- and asset-backed securities) sector. But in a period when high-quality government bonds outperformed higher-yielding spread products by a wide margin, this positioning limited the Portfolio’s relative results.

Short-Term Bond Portfolio

Short-Term Bond Portfolio

That said, we view this positioning as a long-term, strategic trade. Consider that there are two components to a bond fund’s total return — income and price changes. Other things being equal, we believe that higher-yielding spread products such as mortgages and corporates have the potential to outperform Treasury bonds over time.

But for short periods, price changes can overwhelm these bonds’ income advantage, which is exactly what happened in the second half of the year. The jump in interest rate volatility limited MBS returns, while a “re-pricing of risk” beginning in June led to the underperformance of corporates and other higher-yielding, lower-quality bonds at a time when Treasurys enjoyed their best results in several years.

We should also point out that in mortgages we had essentially zero sub-prime exposure. And within our corporate slice we preferred short-term securities that provided the extra yield corporates offer but without the price volatility associated with longer-term bonds. In addition, we tended to hold an overweight position in higher-quality bonds from more defensive sectors, such as Utilities and Cable, and underweight positions in select Consumer Discretionary and Financial sector bonds.

In addition, we added value in the second half of the year by holding a small allocation to Japanese yen, which performed well relative to the dollar as U.S. interest rates and pace of growth declined.

Outlook

Looking ahead, we’re concerned about the health of the economy, which would argue for more defensive names within our corporate allocation. That said, the dramatic re-pricing of risk assets has made investment-grade corporates look like much better values to us now than at the beginning of 2007. That’s especially true relative to Treasury bonds, whose yields seem too low to us given the pace of Federal Reserve interest rate cuts. As a result, we’ll be looking for opportunities to add shorter-term corporate securities in defensive sectors where we think we can get compelling values. And given our view of rates, we’re likely to continue to manage duration (price sensitivity to interest rate changes) conservatively going forward, keeping it short to neutral relative to our benchmark.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
Short-Term Bond Portfolio	3.10%
Lehman Brothers U.S. Aggregate 1-3 Years Index	4.80%
Lipper Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Short-Term Bond Portfolio

Short-Term Bond Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation is subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,029.90	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.67	$2.26

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Short-Term Bond Portfolio

Short-Term Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Corporate Bonds (32.7%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (1.3%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	250,000	252
L-3 Communications Corp., 7.625%, 6/15/12	250,000	256
Northrop Grumman Corp., 7.125%, 2/15/11	250,000	266

Total		774

Auto Manufacturing (0.9%)
Daimler Finance NA LLC, 7.20%, 9/1/09	250,000	258
DaimlerChrysler NA Holding Corp., 5.75%, 9/8/11	250,000	254

Total		512

Banking (5.7%)
Bank of America Corp., 4.50%, 8/1/10	250,000	250
Bank of Scotland PLC, 5.625%, 7/20/09 144A	250,000	254
Bank One Corp., 6.00%, 8/1/08	250,000	251
Barclays Bank PLC, 7.40%, 12/15/09	390,000	412
CitiCorp, 6.375%, 11/15/08	249,000	252
Mellon Funding Corp., 3.25%, 4/1/09	185,000	182
National City Corp., 3.125%, 4/30/09	300,000	294
PNC Funding Corp., 7.50%, 11/1/09	250,000	263
Suntrust Bank, 4.55%, 5/25/09	250,000	250
U.S. Bancorp, 4.50%, 7/29/10	250,000	252
Wachovia Corp., 5.625%, 12/15/08	215,000	215
Washington Mutual, Inc., 4.20%, 1/15/10	250,000	223
Wells Fargo Bank NA, 7.55%, 6/21/10	268,000	286

Total		3,384

Beverage/Bottling (0.9%)
Coca-Cola Enterprises, 5.75%, 11/1/08	250,000	252
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/09 144A	250,000	253

Total		505

Cable/Media/Broadcasting/Satellite (1.3%)
CBS Corp., 7.70%, 7/30/10	250,000	266
Comcast Corp., 5.45%, 11/15/10	250,000	255
Viacom, Inc., 5.75%, 4/30/11	250,000	253

Total		774

Corporate Bonds (32.7%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities (5.0%)
Appalachian Power Co., 6.60%, 5/1/09	138,000	141
Consolidated Edison Co. of New York, 4.70%, 6/15/09	250,000	251
Consumers Energy Co., 4.80%, 2/17/09	250,000	249
The Detroit Edison Co., 6.125%, 10/1/10	250,000	259
Duke Energy Corp., 4.50%, 4/1/10	250,000	251
Florida Power Corp., 4.50%, 6/1/10	250,000	252
Nevada Power Co., 6.50%, 4/15/12	250,000	259
Pacific Gas & Electric Co., 3.60%, 3/1/09	250,000	247
PacifiCorp, 4.30%, 9/15/08	250,000	249
PPL Electric Utilities Corp., 6.25%, 8/15/09	250,000	256
Public Service Co. of Colorado, 4.375%, 10/1/08	250,000	249
Virginia Electric & Power Co., 4.50%, 12/15/10	250,000	249

Total		2,912

Electronics (0.6%)
IBM Corp., 4.375%, 6/1/09	325,000	328

Total		328

Food Processors (0.4%)
Kraft Foods, Inc., 5.625%, 11/1/11	250,000	256

Total		256

Gas Pipelines (0.9%)
Enterprise Products Operating L.P., 4.625%, 10/15/09	250,000	250
Kinder Morgan Energy Partners, L.P., 6.30%, 2/1/09	250,000	253

Total		503

Independent Finance (1.5%)
American General Finance Corp., 4.625%, 5/15/09	250,000	249
General Electric Capital Corp., 4.375%, 11/21/11	250,000	248
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	100,000	93
International Lease Finance Corp., 5.45%, 3/24/11	250,000	253

Total		843

Industrials — Other (0.6%)
DR Horton, Inc., 7.875%, 8/15/11	250,000	237
Lennar Corp., 5.95%, 10/17/11	100,000	84

Total		321

Corporate Bonds (32.7%)	Shares/ $ Par	Value $ (000’s)

Mortgage Banking (0.4%)
Countrywide Home Loans, Inc., 4.125%, 9/15/09	270,000	198
Residential Capital LLC, 6.00%, 2/22/11	100,000	62

Total		260

Oil and Gas (1.8%)
Anadarko Finance Co., 6.75%, 5/1/11	250,000	264
Burlington Resources, Inc., 6.40%, 8/15/11	250,000	264
Devon Financing Corp. ULC, 6.875%, 9/30/11	250,000	268
Tesoro Corp., 6.25%, 11/1/12	250,000	250

Total		1,046

Other Finance (0.1%)
Capmark Financial Group, 5.875%, 5/10/12 144A	100,000	79

Total		79

Paper and Forest Products (0.9%)
International Paper Co., 4.00%, 4/1/10	250,000	248
Weyerhaeuser Co., 5.95%, 11/1/08	250,000	252

Total		500

Railroads (2.1%)
Burlington North Santa Fe, 6.125%, 3/15/09	250,000	253
Canadian National Railways, 4.25%, 8/1/09	198,000	197
CSX Corp., 6.25%, 10/15/08	250,000	252
Norfolk Southern Corp., 6.75%, 2/15/11	237,000	254
Union Pacific Corp., 3.875%, 2/15/09	250,000	248

Total		1,204

Real Estate Investment Trusts (1.6%)
AvalonBay Communities, Inc., 7.50%, 8/1/19	390,000	406
Duke Realty LP, 5.625%, 8/15/11	250,000	251
Simon Property Group LP, 5.375%, 6/1/11	250,000	247

Total		904

Retail Food and Drug (0.9%)
CVS Corp., 4.00%, 9/15/09	250,000	245
Safeway, Inc., 7.50%, 9/15/09	250,000	263

Total		508

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Short-Term Bond Portfolio

Corporate Bonds (32.7%)	Shares/ $ Par	Value $ (000’s)

Retail Stores (1.3%)
Home Depot, Inc., 4.625%, 8/15/10	250,000	248
J.C. Penney Co., Inc., 8.00%, 3/1/10	250,000	261
Macys Retail Holdings, Inc., 6.30%, 4/1/09	250,000	252

Total		761

Security Brokers and Dealers (1.8%)
Goldman Sachs Group, Inc., 6.875%, 1/15/11	250,000	264
Lehman Brothers Holdings, 4.25%, 1/27/10	250,000	246
Merrill Lynch & Co., Inc., 4.79%, 8/4/10	250,000	248
Morgan Stanley, 5.05%, 1/21/11	50,000	50
Morgan Stanley Dean Witter & Co., 6.75%, 04/15/11	200,000	210

Total		1,018

Telecommunications (2.3%)
AT&T, Inc., 4.125%, 9/15/09	293,000	290
Deutsche Telekom International Finance BV	250,000	267
Rogers Wireless Inc., 9.625%, 5/1/11	200,000	228
Sprint Capital Corp., 7.625%, 1/30/11	250,000	261
Vodafone Group, 7.75%, 2/15/10	250,000	264

Total		1,310

Vehicle Parts (0.4%)
Johnson Controls, Inc., 5.25%, 1/15/11	250,000	251

Total		251

Total Corporate Bonds (Cost: $19,036)		18,953

Governments (21.8%)

Governments (21.8%)
(f)Japan Government, 0.70%, 10/15/08	30,000,000	269
US Treasury, 3.125%, 11/30/09	7,600,000	7,608
US Treasury, 3.375%, 11/30/12	125,000	125
US Treasury, 4.50%, 4/30/09	4,540,000	4,622

Total Governments (Cost: $12,527)		12,624

Structured Products (38.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products (38.8%)
Countrywide Home Loans, Inc., Series 2005-31, Class 2A1, 5.494%, 1/25/36	918,303	916
Federal Home Loan Mortgage Corp., 5.00%, 4/1/18	615,544	617
Federal Home Loan Mortgage Corp., 6.50%, 8/1/36	415,935	428
Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	851,019	888
Federal National Mortgage Association, 5.00%, 5/1/20	1,905,011	1,907
Federal National Mortgage Association, 6.00%, 8/1/22	2,371,879	2,427
Federal National Mortgage Association, 6.50%, 7/1/37	289,210	297
Federal National Mortgage Association, 6.50%, 8/1/37	1,795,826	1,846
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.939%, 12/15/31 144A	1,000,000	1,059
Honda Auto Receivables Owner Trust, Series 2005-6, Class A3, 4.85%, 10/19/09	1,118,846	1,119
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16	1,500,000	1,588
MBNA Credit Card Master Note Trust, Series 2003-A6, Class A6, 2.75%, 10/15/10	2,250,000	2,234
Morgan Stanley Capital, Series 1999-FNV1, Class C, 6.80%, 3/15/31	1,000,000	1,018
Nissan Auto Receivables Owner Trust, Series 2004-A, Class A4, 2.76%, 7/15/09	398,036	397
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.035%, 1/25/09	1,732,016	1,675
USAA Auto Owner Trust, Series 2004-2, Class A4, 3.58%, 2/15/11	592,792	592
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A2, 5.35%, 5/20/10	270,701	271

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (38.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	2,000,000	1,987
WFS Financial Owner Trust, Series 2004-3, Class A4, 3.93%, 2/17/12	1,275,000	1,270

Total Structured Products (Cost: $22,394)		22,536

Money Market Investments (6.0%)

Federal Government & Agencies (0.2%)
Federal Home Loan Bank, 4.20%, 2/29/08	100,000	99

Total		99

Finance Services (3.4%)
Barton Capital, 5.90%, 1/4/08	1,000,000	1,000
Merrill Lynch, 5.03%, 1/8/08	1,000,000	999

Total		1,999

Miscellaneous Business Credit Institutions (1.7%)
Park Avenue Receivables, 4.80%, 1/23/08	1,000,000	997

Total		997

Personal Credit Institutions (0.7%)
Rabobank Financial Corp., 3.74%, 1/2/08	400,000	400

Total		400

Total Money Market Investments (Cost: $3,495)		3,495

Total Investments (99.3%) (Cost $57,452)(a)		57,608

Other Assets, Less Liabilities (0.7%)		390

Net Assets (100.0%)		57,998

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $1,897, representing 3.27% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $57,492 and the net unrealized appreciation of investments based on that cost was $116 which is comprised of $387 aggregate gross unrealized appreciation and $271 aggregate gross unrealized depreciation.

(f)	Foreign Bond

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk a secondary objective is to seek preservation of shareholders’ capital.	Invest primarily in high quality corporate bonds, U.S. government bonds and government agency securities.	$1.1 billion

Portfolio Overview

The Select Bond Portfolio seeks to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital. The Portfolio seeks to achieve these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency, or if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below invested in below investment grade securities. The Portfolio is actively managed to seek to take advantage of changes in interest rates, credit quality and maturity based on management’s outlook for the economy, the financial markets and other factors. This will increase Portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

Market Overview

Bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. By mid-year, some large high-yield deals had to be pulled from the market, and in August, a lack of liquidity led to one of the worst months on record for risk assets (non-Treasury securities). With financial markets in turmoil and fears that the housing market collapse would derail the economy, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. In that environment, investors shunned risk assets in favor of Treasurys, sending Treasury bonds to their best performance in years.

For all of 2007, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.22%. Looking at the broad sectors that make up the BIG Index, Treasurys performed best, followed by securitized bonds (which includes mortgage- and asset-backed securities), and then corporate bonds. By comparison, high-yield bonds returned just 1.91%, as measured by the Citigroup High-Yield Cash-Pay Index.

Portfolio Returns

For all of 2007, the Select Bond Portfolio had a total return of 6.39%. By comparison, the Citigroup BIG Index returned 7.22% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, A-Rated Corporate Debt Funds, was 5.12%, according to Lipper Analytical Services, Inc. (Lipper), an independent mutual fund ranking agency.

The Portfolio underperformed the Index because of its overweight position in higher-yielding corporate and mortgage-backed securities (MBS) at a time when Treasury bonds significantly outperformed risk assets. However, we believe the Portfolio beat its Lipper group average return because of some of our sector and currency trades.

The largest factor explaining the Portfolio’s performance relative to the benchmark was our overweight position in corporates and MBS and underweight position in Treasurys. We view this positioning as a long-term, strategic trade. Consider that there are two components to a bond fund’s total return — income and price changes. Other things being equal, we believe that higher-yielding spread products such as mortgages and corporates have the potential to outperform Treasury bonds over time. But in a period when high-quality government bonds outperformed higher-yielding spread products by a wide margin, this positioning limited the Portfolio’s relative results.

For short periods, price changes can overwhelm these bonds’ income advantage, which is exactly what happened in the second half of the year. The jump in interest rate volatility limited MBS returns, while a “re-pricing of risk” beginning in June led to the underperformance of corporates and other higher-yielding, lower-quality bonds at a time when Treasurys enjoyed their best results in several years.

However, relative to our Lipper peer group, the overall credit quality of the Portfolio was higher and corporate exposure lower. In particular, we had only a very small allocation to bonds rated below investment grade, which trailed higher-quality bonds. As a result, that positioning contributed to outperformance of our peer group in a period when riskier assets lagged.

We should also point out that in mortgages we had essentially zero sub-prime exposure. And within our corporate slice we preferred short-term securities that provided the extra yield corporates offer but without the price volatility associated with longer-term bonds. In addition, we tended to hold an overweight position in higher-quality bonds from more defensive sectors, such as utilities and cable, and underweight positions in select consumer discretionary and financial sector bonds.

In addition, we added value in the second half of the year by holding a small allocation to Japanese yen, which performed well relative to the dollar as U.S. interest rates and pace of growth declined.

Select Bond Portfolio

Select Bond Portfolio

Outlook

Looking ahead, we’re concerned about the health of the economy, which would argue for more defensive names within our corporate allocation. That said, the dramatic re-pricing of risk assets has made investment-grade corporates look like much better values to us now than at the beginning of 2007. That’s especially true relative to Treasury bonds, whose yields seem too low to us given the pace of Federal Reserve interest rate cuts. As a result, we’ll be looking for opportunities to add short- and intermediate-term corporate securities in defensive sectors where we think we can get compelling values. And given our view of rates, we’re likely to continue to manage duration (price sensitivity to interest rate changes) conservatively going forward, keeping it short to neutral relative to our benchmark.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Select Bond Portfolio	6.39%	4.51%	6.06%
Citigroup U.S. Broad Investment Grade Index	7.22%	4.55%	6.03%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average	5.12%	4.18%	5.36%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic taxable bonds. Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

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Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,055.10	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.54

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (1.8%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	1,850,000	1,863
BAE Systems Holdings, Inc., 5.20%, 8/15/15 144A	500,000	486
Boeing Capital Corp., 4.75%, 8/25/08	3,067,000	3,077
General Dynamics Corp., 3.00%, 5/15/08	3,660,000	3,639
General Dynamics Corp., 4.25%, 5/15/13	920,000	902
L-3 Communications Corp., 6.375%, 10/15/15	3,050,000	3,004
Litton Industries, Inc., 6.75%, 4/15/18	1,000,000	1,098
Lockheed Martin Corp., 6.15%, 9/1/36	735,000	760
Lockheed Martin Corp., 7.65%, 5/1/16	875,000	1,004
Raytheon Co., 5.50%, 11/15/12	3,680,000	3,832

Total		19,665

Auto Manufacturing (0.2%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	1,940,000	1,948
DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	240,000	303

Total		2,251

Banking (2.6%)
Bank of America Corp., 5.42%, 3/15/17	415,000	401
Bank of America Corp., 5.625%, 10/14/16	1,225,000	1,232
Bank of New York Mellon Corp., 4.95%, 11/1/12	630,000	630
Bank One Corp., 5.25%, 1/30/13	2,835,000	2,828
Barclays Bank PLC, 5.926%, 12/15/16 144A	1,290,000	1,200
BB&T Corp., 4.90%, 6/30/17	315,000	291
BNP Paribas, 5.186%, 6/29/15 144A	170,000	155
BNP Paribas, 7.195%, 6/25/37 144A	200,000	197
Citigroup, Inc., 5.125%, 5/5/14	1,645,000	1,605
Citigroup, Inc., 6.125%, 11/21/17	1,810,000	1,859
Credit Agricole SA/London, 6.637%, 5/31/17 144A	595,000	552

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Credit Suisse Guernsey, Ltd., 5.86%, 5/15/49	165,000	148
Deutsche Bank AG London, 5.375%, 10/12/12	770,000	789
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	815,000	741
JPMorgan Chase Bank NA, 5.875%, 6/13/16	1,340,000	1,350
M&I Marshall & Ilsley Bank, 5.15%, 2/22/12	1,770,000	1,740
Mellon Bank NA, 5.45%, 4/1/16	1,190,000	1,167
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	2,449,000	2,488
Northern Trust Corp., 5.30%, 8/29/11	580,000	592
PNC Funding Corp., 5.625%, 2/1/17	490,000	477
Royal Bank of Scotland Group PLC, 6.99%, 10/5/17 144A	260,000	259
State Street Bank and Trust Co., 5.30%, 1/15/16	1,385,000	1,347
UnionBanCal Corp., 5.25%, 12/16/13	565,000	547
US Bank NA, 4.80%, 4/15/15	2,155,000	2,069
Wachovia Bank NA/Charlotte N.C., 5.60%, 3/15/16	250,000	245
Wachovia Bank NA/Charlotte N.C., 6.00%, 11/15/17	250,000	252
Wachovia Bank NA/Charlotte N.C., 6.60%, 1/15/38	575,000	578
Wachovia Corp., 5.35%, 3/15/11	950,000	962
Washington Mutual Bank, 5.95%, 5/20/13	770,000	684
Wells Fargo Bank NA, 5.75%, 5/16/16	370,000	375
Zions Bancorporation, 5.50%, 11/16/15	1,520,000	1,425

Total		29,185

Banking and Finance (0.3%)
Bank of America Corp., 5.75%, 12/1/17	2,345,000	2,350
Citigroup Capital XXI, Inc., 8.30%, 12/21/57	265,000	277
Morgan Stanley, 5.95%, 12/28/17	476,000	476

Total		3,103

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling (0.9%)
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	200,000	196
Anheuser-Busch Companies, Inc., 5.95%, 1/15/33	110,000	111
Anheuser-Busch Companies, Inc., 9.00%, 12/1/09	3,025,000	3,293
Bottling Group LLC, 4.625%, 11/15/12	305,000	306
Bottling Group LLC, 5.50%, 4/1/16	815,000	830
The Coca-Cola Co., 5.35%, 11/15/17	1,375,000	1,409
Constellation Brands, Inc., 7.25%, 9/1/16	1,180,000	1,106
Diageo Capital PLC, 4.375%, 5/3/10	420,000	419
PepsiCo, Inc., 4.65%, 2/15/13	385,000	388
PepsiCo, Inc., 5.15%, 5/15/12	75,000	78
SABMiller PLC, 6.20%, 7/1/11 144A	1,965,000	2,056

Total		10,192

Building Products (0.1%)
CRH America, Inc., 6.00%, 9/30/16	575,000	562

Total		562

Cable/Media/Broadcasting/Satellite (1.6%)
CBS Corp., 6.625%, 5/15/11	330,000	342
Clear Channel Communications, Inc., 6.25%, 3/15/11	1,430,000	1,294
Comcast Corp., 5.875%, 2/15/18	1,075,000	1,072
Comcast Corp., 6.30%, 11/15/17	1,505,000	1,561
Comcast Corp., 6.95%, 8/15/37	220,000	237
Cox Communications, Inc., 4.625%, 1/15/10	565,000	561
Historic TW, Inc., 6.625%, 5/15/29	230,000	226
News America, Inc., 6.15%, 3/1/37	75,000	72
News America, Inc., 6.40%, 12/15/35	470,000	475
News America, Inc., 6.65%, 11/15/37 144A	690,000	712
Rogers Cable, Inc., 5.50%, 3/15/14	3,450,000	3,400

The Accompanying Notes are an Integral Part of the Financial Statements.

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Select Bond Portfolio

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Rogers Cable, Inc., 6.25%, 6/15/13	155,000	159
TCI Communications, Inc., 8.75%, 8/1/15	735,000	855
Time Warner Cable, Inc., 5.40%, 7/2/12	530,000	531
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	3,110,000	3,152
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	690,000	813
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,500,000	1,684
Viacom, Inc., 5.75%, 4/30/11	765,000	775

Total		17,921

Conglomerate/Diversified Manufacturing (0.4%)
General Electric Co., 5.00%, 2/1/13	2,000,000	2,025
Honeywell International, Inc., 5.40%, 3/15/16	1,000,000	1,004
United Technologies Corp., 4.875%, 5/1/15	250,000	247
United Technologies Corp., 6.35%, 3/1/11	770,000	820

Total		4,096

Consumer Products (0.6%)
The Clorox Co., 4.20%, 1/15/10	1,750,000	1,730
Fortune Brands, Inc., 5.375%, 1/15/16	600,000	572
The Gillette Co., 2.50%, 6/1/08	3,300,000	3,269
The Procter & Gamble Co., 5.55%, 3/5/37	460,000	463
Reynolds American, Inc., 6.75%, 6/15/17	150,000	153

Total		6,187

Electric Utilities (4.7%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	596
(n)Bruce Mansfield Unit, 6.85%, 6/1/34	415,000	418
Carolina Power & Light, Inc., 5.15%, 4/1/15	320,000	317
Carolina Power & Light, Inc., 6.50%, 7/15/12	255,000	271
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	200,000	202
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	210,000	230

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	120,000	122
CMS Energy Corp., 6.875%, 12/15/15	970,000	981
Consolidated Edison Co. of New York, 5.375%, 12/15/15	485,000	483
Consolidated Edison Co. of New York, 5.50%, 9/15/16	430,000	432
Consolidated Edison Co. of New York, 6.30%, 8/15/37	340,000	352
Consumers Energy Co., 4.80%, 2/17/09	3,675,000	3,667
Consumers Energy Co., 5.15%, 2/15/17	1,000,000	962
The Detroit Edison Co., 5.45%, 2/15/35	105,000	95
The Detroit Edison Co., 5.70%, 10/1/37	25,000	23
DTE Energy Co., 6.375%, 4/15/33	195,000	196
DTE Energy Co., 7.05%, 6/1/11	4,470,000	4,748
Duke Energy Corp., 6.45%, 10/15/32	1,225,000	1,277
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	640,000	616
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	622
Exelon Generation Co. LLC, 6.20%, 10/1/17	250,000	248
Florida Power & Light Co., 5.55%, 11/1/17	1,025,000	1,046
Florida Power & Light Co., 5.625%, 4/1/34	775,000	750
Florida Power Corp., 4.50%, 6/1/10	2,115,000	2,129
Florida Power Corp., 4.80%, 3/1/13	100,000	99
FPL Group Capital, Inc., 5.551%, 2/16/08	2,815,000	2,816
Indiana Michigan Power, 5.05%, 11/15/14	1,560,000	1,496
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	651,483	653
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	975,000	993
MidAmerican Energy Holdings Co., 5.95%, 5/15/37	195,000	189
Monongahela Power Co., 5.70%, 3/15/17 144A	615,000	607
Nevada Power Co., 5.875%, 1/15/15	1,200,000	1,193
Nevada Power Co., 6.50%, 4/15/12	750,000	777

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Nevada Power Co., 6.50%, 5/15/18	1,155,000	1,183
Northern States Power Co., 5.25%, 10/1/18	190,000	187
Ohio Edison Co., 6.40%, 7/15/16	1,000,000	1,024
Oncor Electric Delivery Co., 6.375%, 1/15/15	985,000	1,009
Oncor Electric Delivery Co., 7.00%, 9/1/22	645,000	668
Pacific Gas & Electric Co., 5.80%, 3/1/37	190,000	183
Pacific Gas & Electric Co., 6.05%, 3/1/34	315,000	314
PacifiCorp, 5.45%, 9/15/13	3,000,000	3,027
PacifiCorp, 5.75%, 4/1/37	630,000	607
PPL Electric Utilities Corp., 4.30%, 6/1/13	1,800,000	1,693
PPL Electric Utilities Corp., 6.25%, 8/15/09	145,000	149
PPL Energy Supply LLC, 6.00%, 12/15/36	310,000	284
Progress Energy, Inc., 6.85%, 4/15/12	710,000	760
Public Service Co. of Colorado, 5.50%, 4/1/14	955,000	963
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	994
Public Service Electric & Gas Co., 5.70%, 12/1/36	1,160,000	1,118
Puget Sound Energy, Inc., 3.363%, 6/1/08	1,380,000	1,369
Puget Sound Energy, Inc., 6.274%, 3/15/37	765,000	751
San Diego Gas & Electric Co., 5.30%, 11/15/15	215,000	215
San Diego Gas & Electric Co., 6.125%, 9/15/37	170,000	173
Southern California Edison Co., 5.00%, 1/15/16	1,495,000	1,461
Southern California Edison Co., 5.55%, 1/15/37	230,000	217
Southern California Edison Co., 5.625%, 2/1/36	70,000	67
Tampa Electric Co., 6.15%, 5/15/37	320,000	313
Tampa Electric Co., 6.55%, 5/15/36	385,000	396
Toledo Edison Co. 6.15%, 5/15/37	910,000	848
Union Electric Co., 6.40%, 6/15/17	140,000	147
Virginia Electric & Power Co., 5.25%, 12/15/15	3,040,000	3,004
Virginia Electric & Power Co., 5.40%, 1/15/16	300,000	298

The Accompanying Notes are an Integral Part of the Financial Statements.

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Select Bond Portfolio

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Xcel Energy, Inc., 6.50%, 7/1/36	590,000	585

Total		53,613

Electronics (0.3%)
Cisco Systems, Inc., 5.50%, 2/22/16	1,200,000	1,220
IBM Corp., 5.875%, 11/29/32	255,000	258
IBM Corp., 5.70% 9/14/17	1,060,000	1,096
Siemens Financieringsmaatschappij N.V., 5.75%, 10/17/16 144A	495,000	505

Total		3,079

Food Processors (0.9%)
Delhaize Group, 6.5%, 6/15/17	570,000	583
General Mills, Inc., 5.70%, 2/15/17	890,000	879
Kellogg Co., 6.60%, 4/1/11	3,610,000	3,825
Kraft Foods, Inc., 6.25%, 6/1/12	2,585,000	2,685
Kraft Foods, Inc., 6.50%, 8/11/17	305,000	316
Kraft Foods, Inc., 6.875%, 2/1/38	440,000	457
Smithfield Foods, Inc., 7.75%, 5/15/13	835,000	822

Total		9,567

Gaming/Lodging/Leisure (0.3%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	420,000	285
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	1,180,000	1,163
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	2,405,000	2,363

Total		3,811

Gas Pipelines (0.5%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	1,340,000	1,288
El Paso Corp., 7.00%, 6/15/17	420,000	420
El Paso Natural Gas Co., 5.95%, 4/15/17	160,000	158
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	1,285,000	1,367
Kinder Morgan Finance Co. LLC, 5.35%, 1/5/11	1,765,000	1,745
Southern Natural Gas Co., 5.90%, 4/1/17 144A	175,000	172
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	170,000	186

Total		5,336

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Independent Finance (0.6%)
General Motors Acceptance Corp. LLC, 6.00%, 12/15/11	1,545,000	1,296
HSBC Finance Corp., 4.125%, 11/16/09	2,330,000	2,303
International Lease Finance Corp., 4.75%, 1/13/12	1,485,000	1,465
iStar Financial, Inc., 5.15%, 3/1/12	1,405,000	1,214

Total		6,278

Industrials — Other (0.3%)
Centex Corp., 5.45%, 8/15/12	545,000	479
Centex Corp., 7.875%, 2/1/11	245,000	240
DR Horton, Inc., 5.375%, 6/15/12	385,000	334
DR Horton, Inc., 7.875%, 8/15/11	110,000	104
KB Home, 7.75%, 2/1/10	1,160,000	1,074
Lennar Corp., 5.95%, 10/17/11	805,000	677

Total		2,908

Information/Data Technology (0.2%)
Fiserv, Inc., 6.125%, 11/20/12	765,000	779
Fiserv, Inc., 6.80%, 11/20/17	765,000	782
Seagate Technology HDD Holdings, 6.80%, 10/1/16	510,000	497

Total		2,058

Life Insurance (0.1%)
Prudential Financial, Inc., 5.70%, 12/14/36	395,000	350
Prudential Financial, Inc., 6.625%, 12/1/37	475,000	479

Total		829

Machinery (0.3%)
Case Corp., 7.25%, 1/15/16	2,150,000	2,150
John Deere Capital Corp., 4.50%, 8/25/08	825,000	823

Total		2,973

Metals/Mining (0.2%)
Alcoa, Inc., 5.55%, 2/1/17	1,000,000	970
Alcoa, Inc., 5.72%, 2/23/19	720,000	708
Alcoa, Inc., 5.90%, 2/1/27	1,140,000	1,076

Total		2,754

Mortgage Banking (0.1%)
Countrywide Financial Corp., 5.80%, 6/7/12	575,000	420

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Mortgage Banking continued
Countrywide Home Loans, Inc., 4.125%, 9/15/09	210,000	154
Residential Capital LLC, 6.00%, 2/22/11	1,715,000	1,068

Total		1,642

Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.40%, 7/15/14	590,000	578

Total		578

Oil & Gas Field Machines and Services (0.1%)
Pride International, Inc., 7.375%, 7/15/14	655,000	673

Total		673

Oil and Gas (1.8%)
Anadarko Finance Co., 7.50%, 5/1/31	785,000	883
Anadarko Petroleum Corp., 6.45%, 9/15/36	350,000	356
Apache Corp., 6.00%, 1/15/37	190,000	188
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	790,000	785
Canadian Natural Resources, Ltd., 6.25%, 3/15/38	290,000	283
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	255,000	259
ConocoPhillips Canada Funding Co., 5.30%, 4/15/12	565,000	580
Devon Energy Corp., 7.95%, 4/15/32	200,000	245
Devon Financing Corp. ULC, 6.875%, 9/30/11	1,830,000	1,960
EnCana Corp., 6.50%, 2/1/38	440,000	455
EnCana Corp., 6.625%, 8/15/37	250,000	260
EnCana Holdings Finance Corp., 5.80%, 5/1/14	760,000	779
Hess Corp., 7.125%, 3/15/33	260,000	286
Husky Energy, Inc., 6.20%, 9/15/17	500,000	513
Marathon Oil Corp., 6.125%, 3/15/12	1,000,000	1,061
Marathon Oil Corp., 6.60%, 10/1/37	130,000	136
Nexen, Inc., 5.875%, 3/10/35	1,390,000	1,310
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	200,000	211

The Accompanying Notes are an Integral Part of the Financial Statements.

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Select Bond Portfolio

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Petro-Canada, 5.95%, 5/15/35	690,000	665
Pioneer Natural Resource, 6.875%, 5/1/18	1,340,000	1,296
Suncor Energy, Inc., 6.50%, 6/15/38	330,000	353
Sunoco, Inc., 5.75%, 1/15/17	625,000	621
Talisman Energy, Inc., 5.85%, 2/1/37	1,590,000	1,487
Tesoro Corp., 6.25%, 11/1/12	1,590,000	1,590
Tesoro Corp., 6.50%, 6/1/17	2,045,000	2,024
Valero Energy Corp., 6.125%, 6/15/17	205,000	208
Valero Energy Corp., 6.625%, 6/15/37	1,005,000	1,012
XTO Energy, Inc., 5.30%, 6/30/15	195,000	194
XTO Energy, Inc., 6.25%, 4/15/13	100,000	105
XTO Energy, Inc., 6.75%, 8/1/37	320,000	343

Total		20,448

Other Finance (0.3%)
Capmark Financial Group, 6.30%, 5/10/17 144A	255,000	190
Eaton Vance Corp., 6.50%, 10/2/17	85,000	89
SLM Corp., 5.375%, 1/15/13	80,000	72
SLM Corp., 5.375%, 5/15/14	445,000	396
SLM Corp., 5.45%, 4/25/11	3,020,000	2,779

Total		3,526

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14	540,000	532

Total		532

Paper and Forest Products (0.0%)
Weyerhaeuser Co., 6.875%, 12/15/33	200,000	187

Total		187

Pharmaceuticals (0.4%)
Abbott Laboratories, 3.75%, 3/15/11	2,480,000	2,433
Bristol-Myers Squibb Co., 5.875%, 11/15/36	90,000	89
Merck & Co., Inc., 4.75%, 3/1/15	500,000	497
Merck & Co., Inc., 5.75%, 11/15/36	500,000	497
Wyeth, 5.95%, 4/1/37	910,000	912

Total		4,428

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Property and Casualty Insurance (0.3%)
Berkley (WR) Corp., 9.875%, 5/15/08	2,860,000	2,905
The Progressive Corp., 6.70%, 6/15/37	245,000	227
The Travelers Companies, Inc., 6.25%, 6/15/37	350,000	339

Total		3,471

Railroads (1.3%)
Burlington North Santa Fe, 6.125%, 3/15/09	3,000,000	3,040
Burlington North Santa Fe, 6.15%, 5/1/37	325,000	316
Canadian National Railway Co., 5.85%, 11/15/17	120,000	121
Canadian Pacific Railroad Co., 5.95%, 5/15/37	290,000	261
CSX Corp., 5.60%, 5/1/17	1,245,000	1,199
CSX Corp., 6.25%, 3/15/18	515,000	518
Norfolk Southern Corp., 6.20%, 4/15/09	565,000	577
Union Pacific Corp., 3.875%, 2/15/09	3,000,000	2,974
Union Pacific Corp., 5.65%, 5/1/17	1,105,000	1,091
Union Pacific Corp., 5.75%, 11/15/17	735,000	732
Union Pacific Corp., 6.65%, 1/15/11	565,000	587
Union Pacific Corp., 7.375%, 9/15/09	3,000,000	3,163

Total		14,579

Real Estate Investment Trusts (1.5%)
AvalonBay Communities, Inc., 5.50%, 1/15/12	360,000	359
BRE Properties, Inc., 5.50%, 3/15/17	315,000	307
Colonial Realty LP, 6.05%, 9/1/16	255,000	237
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,000,000	972
Duke Realty LP, 5.95%, 2/15/17	865,000	837
Duke Realty LP, 6.50%, 1/15/18	1,000,000	1,006
ERP Operating LP, 5.25%, 9/15/14	1,325,000	1,262
ERP Operating LP, 5.75%, 6/15/17	420,000	400
First Industrial LP, 5.25%, 6/15/09	1,275,000	1,280
HCP, Inc., 6.70%, 1/30/18	170,000	166
Health Care Property Investors, Inc., 6.00%, 1/30/17	290,000	273

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
HRPT Properties Trust, 5.75%, 11/1/15	800,000	749
ProLogis, 5.50%, 3/1/13	1,380,000	1,364
ProLogis, 5.75%, 4/1/16	865,000	812
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	2,700,000	2,508
Simon Property Group LP, 5.375%, 6/1/11	2,370,000	2,340
Simon Property Group LP, 5.60%, 9/1/11	590,000	592
Simon Property Group LP, 6.10%, 5/1/16	1,155,000	1,142

Total		16,606

Restaurants (0.1%)
Darden Restaurants, Inc., 6.20%, 10/15/17	120,000	120
Darden Restaurants, Inc., 6.80%, 10/15/37	470,000	470
Yum! Brands, Inc., 6.875%, 11/15/37	575,000	573

Total		1,163

Retail Food and Drug (0.4%)
CVS/Caremark Corp., 4.875%, 9/15/14	730,000	705
CVS/Caremark Corp., 6.125%, 8/15/16	660,000	677
CVS/Caremark Corp., 6.25%, 6/1/27	1,475,000	1,479
The Kroger Co., 6.40%, 8/15/17	1,120,000	1,171
The Kroger Co., 6.80%, 12/15/18	65,000	69
The Kroger Co., 7.00%, 5/1/18	260,000	280
Tesco PLC, 6.15%, 11/15/37 144A	550,000	537

Total		4,918

Retail Stores (1.5%)
Costco Wholesale Corp., 5.30%, 3/15/12	170,000	174
Federated Retail Holdings, Inc., 5.35%, 3/15/12	460,000	448
The Home Depot, Inc., 5.875%, 12/16/36	2,900,000	2,447
JC Penney Corp., Inc., 5.75%, 2/15/18	105,000	99
JC Penney Corp., Inc., 6.375%, 10/15/36	210,000	188
JC Penney Corp., Inc., 6.875%, 10/15/15	490,000	504
JC Penney Corp., Inc., 7.95%, 4/1/17	420,000	455
Kohl’s Corp., 6.25%, 12/15/17	640,000	643
Lowe’s Companies, Inc., 6.65%, 9/15/37	1,000,000	1,014

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Macys Retail Holdings, Inc., 6.30%, 4/1/09	3,790,000	3,819
Macy’s Retail Holdings, Inc., 7.00%, 2/15/28	95,000	89
May Department Stores Co., 6.65%, 7/15/24	65,000	60
Nordstrom, Inc., 7.00%, 1/15/38	225,000	232
Target Corp., 5.375%, 5/1/17	495,000	484
Target Corp., 5.40%, 10/1/08	4,555,000	4,572
Target Corp., 6.50%, 10/15/37	460,000	462
Wal-Mart Stores, Inc., 5.875%, 4/5/27	935,000	920

Total		16,610

Security Brokers and Dealers (1.1%)
The Goldman Sachs Group, Inc., 5.15%, 1/15/14	3,420,000	3,385
The Goldman Sachs Group, Inc., 5.75%, 10/1/16	390,000	396
Lehman Brothers Holdings, Inc., 4.80%, 3/13/14	260,000	242
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	1,015,000	975
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	765,000	740
Lehman Brothers Holdings, Inc., 6.875%, 7/17/37	155,000	152
Lehman Brothers Holdings, Inc., 7.00%, 9/27/27	810,000	822
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	240,000	221
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	4,660,000	4,734
Morgan Stanley, 6.25%, 8/9/26	795,000	776

Total		12,443

Telecommunications (2.3%)
AT&T Corp., 7.30%, 11/15/11	1,500,000	1,625
AT&T Corp., 8.00%, 11/15/31	1,470,000	1,805
AT&T, Inc., 5.10%, 9/15/14	1,625,000	1,608
AT&T, Inc., 6.30%, 1/15/38	2,210,000	2,245
British Telecom PLC, 8.625%, 12/15/30	500,000	662
Cingular Wireless LLC, 7.125%, 12/15/31	1,535,000	1,694

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Deutsche Telekom International Finance, 5.75%, 3/23/16	480,000	480
Embarq Corp., 6.738%, 6/1/13	610,000	631
Embarq Corp., 7.082%, 6/1/16	660,000	680
Embarq Corp., 7.995%, 6/1/36	635,000	669
France Telecom SA, 8.50%, 3/1/31	800,000	1,037
Rogers Wireless, Inc., 6.375%, 3/1/14	625,000	644
Sprint Capital Corp., 6.90%, 5/1/19	745,000	740
Sprint Capital Corp., 8.375%, 3/15/12	1,880,000	2,036
Sprint Capital Corp., 8.75%, 3/15/32	330,000	372
Telecom Italia Capital, 4.00%, 1/15/10	1,565,000	1,533
Telecom Italia Capital, 6.20%, 7/18/11	1,225,000	1,259
Verizon Global Funding Corp., 5.85%, 9/15/35	3,135,000	3,068
Vodafone Group PLC, 5.50%, 6/15/11	2,035,000	2,057
Vodafone Group PLC, 5.625%, 2/27/17	500,000	498

Total		25,343

Tobacco (0.2%)
Reynolds American, Inc., 7.25%, 6/15/37	150,000	152
Reynolds American, Inc., 7.625%, 6/1/16	1,735,000	1,844

Total		1,996

Utilities (0.0%)
Sierra Pacific Power Co., 6.75%, 7/1/37	400,000	413

Total		413

Vehicle Parts (0.1%)
Johnson Controls, Inc., 5.25%, 1/15/11	565,000	567
Johnson Controls, Inc., 5.50%, 1/15/16	580,000	571
Johnson Controls, Inc., 6.00%, 1/15/36	360,000	343

Total		1,481

Yankee Sovereign (0.1%)
United Mexican States, 5.625%, 1/15/17	1,480,000	1,500

Total		1,500

Total Corporate Bonds (Cost: $321,955)		318,905

Governments (22.6%)	Shares/ $ Par	Value $ (000’s)

Governments (22.6%)
Aid-Israel, 5.50%, 4/26/24	1,910,000	2,059
Housing & Urban Development, 6.08%, 8/1/13	4,000,000	4,276
Housing & Urban Development, 6.17%, 8/1/14	3,000,000	3,240
(f)Japan Government, 0.70%, 10/15/08	735,550,000	6,600
Overseas Private Investment, 4.10%, 11/15/14	2,014,800	2,041
(e)Tennessee Valley Authority Stripped, 0.00%, 4/15/42	3,600,000	3,123
US Treasury, 3.125%, 11/30/09	20,882,000	20,905
(g)US Treasury, 3.375%, 11/30/12	60,500,000	60,297
(g)US Treasury, 3.875%, 10/31/12	33,870,000	34,534
(g)US Treasury, 4.25%, 11/15/17	76,837,000	78,177
US Treasury, 4.625%, 7/31/12	25,089,000	26,343
US Treasury, 4.75%, 2/15/37	5,800,000	6,070
US Treasury Inflation Index Bond, 2.625%, 7/15/17	4,030,104	4,348

Total Governments (Cost: $248,250)		252,013

Structured Products (44.8%)

Structured Products (44.8%)
AEP Texas Central Transition Funding, 5.306%, 7/21/21	15,910,000	15,222
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.441%, 2/14/43 IO	43,364,220	1,869
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,716,835	1,716
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	2,112,067	2,136

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.659%, 5/10/17	2,477,000	2,532
Bank of America Credit Card Trust, Series 2007-A8, Class A8, 5.59%, 11/17/14	4,500,000	4,675
Banc of America Funding Corp., Series 2007-1, Class TA1A, 5.38%, 1/25/37	2,609,972	2,523
Banc of America Funding Corp., Series 2007-4, Class TA1A, 4.955%, 5/25/37	3,471,722	3,439
Banc of America Mortgage Securities, Series 2004-G, Class 2A6, 4.657%, 8/25/34	3,817,000	3,812
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.54432%, 6/25/34	8,024,000	7,923
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	1,730,000	1,706
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	7,000,000	7,169
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	1,664,158	1,658
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	1,432,457	1,427
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 6/10/17	5,502,000	5,658
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 04/25/35	1,374,879	1,393
Countrywide Home Loans, Inc., Series 2005-31, Class 2A1, 5.494%, 1/25/36	1,272,591	1,269
Credit Suisse Mortgage Capital Certificate, Series 2007-5, Class 3A19, 6.00%, 7/25/36	2,445,537	2,435

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
(n)Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	4,000,000	4,000
Daimler Chrysler Auto Trust, Series 2007-A, Class A1, 4.945%, 11/10/08 144A	4,223,082	4,226
Discover Card Master Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	5,000,000	4,994
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.608%, 2/18/31 IO	35,700,095	622
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.693%, 10/15/30 IO 144A	8,491,753	274
Fannie Mae Whole Loan, 6.25%, 5/25/42	5,398,923	5,603
Fannie Mae, Series 1989-20, Class A, 6.75%, 4/25/18	1,025,892	1,070
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,604,385	1,538
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	1,887,676	1,855
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	5,227,834	5,137
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	2,796,472	2,802
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	465,024	466
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	1,607,855	1,610
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	2,244,311	2,247
Federal Home Loan Mortgage Corp., 5.00%, 4/1/22	1,071,735	1,073
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	8,331,336	8,134
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	2,993,188	2,922
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	27,946,706	27,284
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	848,842	860

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	2,294,322	2,325
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	401,847	407
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	3,152,777	3,192
Federal Home Loan Mortgage Corp., 5.50%, 3/1/22	2,838,778	2,874
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	3,532,554	3,575
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	2,110,115	2,107
Federal Home Loan Mortgage Corp., 5.50%, 3/1/37	11,621,569	11,598
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	8,489,240	8,472
Federal Home Loan Mortgage Corp., 5.50%, 6/1/37	6,145,839	6,133
Federal Home Loan Mortgage Corp., 6.50%, 9/1/37	10,627,321	10,924
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, Series K001, Class A2, 5.65%, 4/25/16	6,291,637	6,453
Federal National Mortgage Association, 4.00%, 6/1/19	1,062,096	1,019
Federal National Mortgage Association, 4.50%, 6/1/19	5,603,718	5,511
Federal National Mortgage Association, 4.50%, 8/1/19	1,208,153	1,188
Federal National Mortgage Association, 4.50%, 12/1/19	610,623	601
Federal National Mortgage Association, 4.50%, 7/1/20	2,947,354	2,898
Federal National Mortgage Association, 4.50%, 9/1/20	4,104,887	4,036
Federal National Mortgage Association, 5.00%, 3/1/20	2,003,891	2,007
Federal National Mortgage Association, 5.00%, 4/1/20	791,319	792

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 5/1/20	9,559,036	9,569
Federal National Mortgage Association, 5.00%, 3/1/34	605,615	592
Federal National Mortgage Association, 5.00%, 4/1/35	2,287,746	2,233
Federal National Mortgage Association, 5.00%, 7/1/35	3,714,782	3,627
Federal National Mortgage Association, 5.00%, 10/1/35	2,461,321	2,403
Federal National Mortgage Association, 5.17%, 1/1/16	2,639,713	2,686
Federal National Mortgage Association, 5.284%, 4/1/16	7,582,679	7,770
Federal National Mortgage Association, 5.32%, 4/1/14	1,729,162	1,781
Federal National Mortgage Association, 5.38%, 1/1/17	1,954,000	2,004
Federal National Mortgage Association, 5.50%, 4/1/21	1,870,008	1,894
Federal National Mortgage Association, 5.50%, 9/1/34	1,455,140	1,455
Federal National Mortgage Association, 5.50%, 3/1/35	4,599,283	4,596
Federal National Mortgage Association, 5.50%, 7/1/35	1,118,747	1,118
Federal National Mortgage Association, 5.50%, 8/1/35	2,874,756	2,873
Federal National Mortgage Association, 5.50%, 9/1/35	16,547,133	16,537
Federal National Mortgage Association, 5.50%, 10/1/35	4,861,699	4,859
Federal National Mortgage Association, 5.50%, 11/1/35	13,070,873	13,063
Federal National Mortgage Association, 5.50%, 1/1/36	10,725,731	10,719
Federal National Mortgage Association, 5.50%, 2/1/37	5,822,205	5,816
Federal National Mortgage Association, 6.00%, 5/1/35	220,488	224

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.00%, 6/1/35	53,330	54
Federal National Mortgage Association, 6.00%, 7/1/35	4,951,193	5,030
Federal National Mortgage Association, 6.00%, 10/1/35	1,832,853	1,862
Federal National Mortgage Association, 6.00%, 11/1/35	4,656,584	4,731
Federal National Mortgage Association, 6.00%, 6/1/36	5,134,943	5,216
Federal National Mortgage Association, 6.00%, 9/1/36	3,365,300	3,418
Federal National Mortgage Association, 6.00%, 11/1/37	15,836,556	16,083
Federal National Mortgage Association, 6.50%, 9/1/31	330,071	341
Federal National Mortgage Association, 6.50%, 11/1/35	2,000,198	2,058
Federal National Mortgage Association, 6.50%, 12/1/35	3,210,372	3,304
Federal National Mortgage Association, 6.50%, 4/1/36	1,232,700	1,267
Federal National Mortgage Association, 6.50%, 11/1/36	176,951	182
Federal National Mortgage Association, 6.50%, 12/1/36	650,055	668
Federal National Mortgage Association, 6.50%, 2/1/37	639,548	657
Federal National Mortgage Association, 6.50%, 3/1/37	2,752,614	2,830
Federal National Mortgage Association, 6.50%, 7/1/37	4,068,222	4,182
Federal National Mortgage Association, 6.50%, 8/1/37	25,261,330	25,967
Federal National Mortgage Association — Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	6,949,000	7,058
(n)Final Maturity Amortizing Notes, 4.45%, 8/25/12	6,267,532	6,272

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
First Horizon Mortgage Pass-Through Trust, Series 2004-2, Class B4, 5.621%, 5/25/34	2,936,413	2,936
First Union — Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/19	245,265	246
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.939%, 12/15/31 144A	3,100,000	3,284
Freddie Mac, Series 2840, Class LK, 6.00%, 11/15/17	1,203,510	1,235
Freddie Mac, Series 3065, Class TN, 4.50%, 10/15/33	1,958,888	1,936
Freddie Mac, Series 3248, Class LN, 4.50%, 7/15/35	4,380,758	4,316
Government National Mortgage Association, 5.50%, 10/15/31	51,888	52
Government National Mortgage Association, 5.50%, 11/15/31	14,061	14
Government National Mortgage Association, 5.50%, 12/15/31	188,058	190
Government National Mortgage Association, 5.50%, 1/15/32	513,248	518
Government National Mortgage Association, 5.50%, 2/15/32	175,918	177
Government National Mortgage Association, 5.50%, 3/15/32	155,445	156
Government National Mortgage Association, 5.50%, 4/15/32	17,514	18
Government National Mortgage Association, 5.50%, 7/15/32	30,946	31
Government National Mortgage Association, 5.50%, 9/15/32	4,100,712	4,136
(n)Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	1,370,912	1,366

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.56%, 11/10/39	6,758,000	6,863
John Deere Owner Trust, Series 2007-A, Class A3, 5.04%, 7/15/11	13,100,000	13,194
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,123,032	1,181
Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2A, 4.935%, 1/25/37	3,081,784	3,025
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.750%, 6/12/50	2,399,000	2,465
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	400,446	427
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	3,089,630	3,087
Nissan Auto Receivables Owner Trust, Series 2007-B, Class A3, 5.03%, 5/16/11	6,000,000	6,055
RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.471%, 1/15/19 144A	1,800,000	936
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	12,168	12
TBW Mortgage Backed Pass-Through Certificates, Series 2007-1, Class A1, 4.955%, 3/25/37	2,638,958	2,621
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.035%, 1/25/09	6,893,423	6,668
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 4.975%, 3/25/37	2,648,598	2,556
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A2, 5.35%, 5/20/10	1,410,689	1,412
WAMU Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	2,720,946	2,683

Structured Products (44.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
WAMU Mortgage Pass-Through Certificates, Series 2003-AR10, Class A6, 4.056%, 10/25/33	2,116,000	2,104
Washington Mutual Mortgage Pass-Through, Series 2006-6, Class 4A, 6.693%, 11/25/34	1,545,775	1,576
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	5,728,000	5,691
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A7, 3.541%, 9/25/34	1,545,000	1,526
Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	3,728,050	3,680
Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	3,284,744	3,232

Total Structured Products (Cost: $497,901)		499,995

Money Market Investments (12.1%)

Autos (2.1%)
Daimler Chrysler Auto, 4.90%, 2/6/08	4,000,000	3,980
Fcar Owner Trust I, 6.15%, 1/10/08	10,000,000	9,986
New Center Asset Trust, 5.85%, 1/8/08	10,000,000	9,988

Total		23,954

Federal Government & Agencies (0.1%)
Federal Home Loan Bank, 4.20%, 2/29/08	1,000,000	993

Total		993

Finance Lessors (1.3%)
Thunder Bay Funding, Inc., 6.00%, 1/11/08	5,000,000	4,992
Windmill Funding Corp., 5.80%, 1/9/08	10,000,000	9,987

Total		14,979

Finance Services (5.4%)
Alpine Securitization, 5.75%, 1/7/08	10,000,000	9,990
Bryant Park Funding LLC, 5.25%, 1/23/08	10,000,000	9,968
Ciesco LP, 5.40%, 1/15/08	10,000,000	9,979

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

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Money Market Investments (12.1%)	Shares/ $ Par	Value $ (000’s)

Finance Services continued
Ciesco LP, 5.50%, 1/7/08	10,000,000	9,990
Merrill Lynch, 4.75%, 2/1/08	5,000,000	4,980
Merrill Lynch, 5.03%, 1/8/08	10,000,000	9,990
Royal Bank of Canada, 4.30%, 1/30/08	5,000,000	4,983

Total		59,880

Miscellaneous Business Credit Institutions (0.9%)
Park Avenue Receivables, 4.80%, 1/23/08	5,000,000	4,985
Park Avenue Receivables, 5.35%, 1/4/08	5,000,000	4,998

Total		9,983

Other Finance (0.2%)
American General Finance Corp., 6.90%, 12/17/07	1,750,000	1,752

Total		1,752

Personal Credit Institutions (1.2%)
Rabobank Financial Corp., 3.74%, 1/2/08	13,030,000	13,029

Total		13,029

Short Term Business Credit (0.9%)
Sheffield Receivables, 5.95%, 1/4/08	10,000,000	9,995

Total		9,995

Total Money Market Investments (Cost: $134,551)		134,565

Total Investments (108.1%) (Cost $1,202,658)(a)		1,205,478

Other Assets, Less Liabilities (-8.1%)		(90,831)

Net Assets (100.0%)		1,114,647

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $36,215, representing 3.25% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $1,203,801 and the net unrealized appreciation of investments based on that cost was $1,677 which is comprised of $11,337 aggregate gross unrealized appreciation and $9,660 aggregate gross unrealized depreciation.

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

(g)	All or portion of the securities have been loaned. See note 6.

(n)	At December 31, 2007 portfolio securities with an aggregate market value of $12,056 (in thousands) were valued with reference to securities whose prices are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

PIMCO Long-Term U.S. Government Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return, consistent with preservation of capital and prudent investment management.	Invest primarily in debt securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, and in derivatives designed to replicate such securities.	$36 million

Portfolio Overview

The Pimco Long-Term U.S. Government Bond Portfolio investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments. The Portfolio may also obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities. The Portfolio may invest all of its assets in derivative instruments, such as options, futures, contracts or swap agreements, or in mortgage-backed securities such as those issued by Ginnie Mae, Fannie Mae and Freddie Mac. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts of by using other investment techniques (such as buy backs on dollar rolls).

Market Review

The primary focus during the year centered on problems in the subprime mortgage sector. During most of the year, stronger economic data made it difficult for the Federal Reserve to ease, given its focus on inflation concerns. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed’s targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market.

The Fed remained on hold through most of the fiscal year after pausing in August 2006 with the federal funds rate at 5.25%. However, turmoil in the subprime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August 2007, the Fed cut the discount rate by 50 basis points (bps; a basis point equals 0.01%), or one-half of a percentage point, to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18 meeting, the Fed cut both the federal funds rate and discount rate by 50 bps, to 4.75% and 5.25%, respectively. Credit markets seized up again late in the fourth quarter after a partial recovery from the initial subprime-related downturn in August and September. Continued writedowns of subprime assets by many of the world’s leading banks did little to assuage concerns about the soundness of their balance sheets.

To deal with this crisis, the Federal Reserve cut the federal funds rate by another 50 basis points during the fourth quarter, bringing its total rate reductions in 2007 to 100 basis points. In another move designed to get banks lending again, the Fed joined central banks in Canada, the U.K., the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions. At the end of 2007 the benchmark 10-year U.S. Treasury Note yielded 4.03%, 68 bps lower than at the start of the year.

Portfolio Results

The PIMCO Long-Term U.S. Government Bond Portfolio incepted on April 30, 2007. Through the end of 2007, the Portfolio had a return of 7.55%. By comparison, the Lehman Long-Term U.S. Treasury Index was up 7.82%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

Interest rate changes were important to understanding the Portfolio’s performance. The yield on the ten-year Treasury note fell 59 basis points to end the year at 4.03%. At year-end, the 2s-30s spread was 141 basis points, up from 22 basis points on April 30. Short-term interest rates also fell as the Fed cut the federal funds rate in the third and fourth quarters, as noted above.

Against that backdrop, an emphasis on shorter maturities was a positive contributor to results as the yield curve steepened. Duration was actively managed during the year and was a positive contributor to results. In addition, a small exposure to Treasury inflation-indexed securities positively contributed to results as they outperformed nominal Treasuries.

However, our out-of-benchmark allocation to mortgages was negative as mortgages underperformed like-duration Treasuries amid rising volatility across global financial markets during the second half. In addition, the Portfolio did not benefit from a small out-of-benchmark exposure to corporates, which lagged Treasuries as subprime anxiety caused credit premiums to widen.

PIMCO Long-Term U.S. Government Bond Portfolio

PIMCO Long-Term U.S. Government Bond Portfolio

Outlook

We believe that 2008 will continue to see a slowing of the U.S. economy led by further weakness in the housing market. We expect the U.S. economy to slow relative to the rest of the world, reflecting global monetary policies that are not synchronized. The Fed will likely need to cut the Fed Funds rate to 3% or lower in 2008 to restart a near-recessionary U.S. economy. We expect strong global growth over a long-term horizon (3-5 years) and a soft landing in global growth in 2008, with some degree of decoupling of growth from the United States. However, the confidence in a global soft landing for 2008 has weakened due to the recent developments in the financial markets. We plan to continue to take moderate risks across a variety of strategies that we would expected to add value in a slowing U.S. economy. We plan to emphasize short to intermediate maturities that should have the potential to outperform as the market discounts future Fed easing. We see value in some of the high-quality sectors of the market that have underperformed U.S. Treasuries.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
PIMCO Long-Term U.S. Government Bond Portfolio	7.55%
Lehman Brothers Long-Term U.S. Treasury Index	7.82%
Lipper Variable Insurance Products (VIP) General U.S. Government Bond Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Sector Allocation is based on Net Assets.

Sector Allocation is subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio in securities rated Aa by Moody’s or AA by S&P.

PIMCO Long-Term U.S. Government Bond Portfolio

PIMCO Long-Term U.S. Government Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,111.10	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.33

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PIMCO Long-Term U.S. Government Bond Portfolio

PIMCO Long-Term U.S. Government Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Revenue Bonds (0.9%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds - Revenue (0.9%)
Poway, California Unified Public School District, Financing Authority Revenue Bond, 4.50%, 9/15/37 RB, AMBAC	200,000	190
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue, 0.00%, 8/1/54 RB, AMBAC	1,600,000	141

Total Revenue Bonds (Cost: $320)		331

Corporate Bonds (12.5%)

Banking and Finance (2.2%)
Bank of America NA, 5.133%, 6/12/09	100,000	100
Citigroup, Inc., 6.125%, 8/25/36	200,000	189
Federal Home Loan Bank, 5.625%, 6/11/21	100,000	107
The Goldman Sachs Group, Inc., 6.75%, 10/1/37	200,000	196
Wells Fargo Capital X, 5.95%, 12/15/36	200,000	187

Total		779

Electronics (0.3%)
IBM Corp., 5.70% 9/14/17	100,000	103

Total		103

Financials (9.5%)
Freddie Mac, 6.25%, 7/15/32	2,500,000	2,980
General Electric Capital Corp., 6.75%, 3/15/32	200,000	227
JPMorgan Chase Capital XX, 6.55%, 9/29/36	200,000	180

Total		3,387

Security Brokers and Dealers (0.5%)
Goldman Sachs Group, Inc., 5.045%, 2/6/12	200,000	194

Total		194

Total Corporate Bonds (Cost: $4,370)		4,463

Governments (42.7%)

Governments (42.7%)
Financing Corp. 0.00%, 12/27/18	500,000	298

Governments (42.7%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 4.75%, 2/15/37	2,300,000	2,407
(b)US Treasury, 7.25%, 8/15/22	1,998,000	2,594
US Treasury, 8.125%, 8/15/19	6,400,000	8,627
US Treasury Inflation Index Bond, 2.375%, 1/15/25	221,672	233
US Treasury Stripped, 0.00%, 8/15/22	2,200,000	1,120

Total Governments (Cost: $14,812)		15,279

Structured Products (34.6%)

Structured Products (34.6%)
American Express Credit Account Master Trust, Series 2003-1, Class A, 5.137%, 9/15/10	100,000	100
American Home Mortgage Investment Trust, Series 2005-3, Class 2A2, 5.00%, 9/25/35	100,000	98
Bear Stearns Adjustable Rate Mortgage Trust, 2004-2, 21A, 5.679%, 5/25/34	11,824	12
(n)Bear Stearns Structured Products Inc., 2007-R7, A1, 4.989%, 8/25/37 144A	94,890	94
Chase Credit Card Master Trust, Series 2002-3, Class A, 5.198%, 9/15/11	100,000	100
(n)Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1, 4.995%, 5/25/48 144A	19,583	18
Citibank Credit Card Issuance Trust, Series 2001, Class A1, 5.045%, 2/7/10	30,000	30
Citibank Credit Card Issuance Trust, Series 2003-A6, 2.90%, 05/17/10	100,000	99
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3, Class 3A1, 4.925%, 8/25/45	87,491	84
Countrywide Home Loans, 2004-HYB5, 2A1, 4.854%, 02/25/44	43,370	43
Countrywide Home Loans, Series 2005-12, Class 1A2, 5.25%, 5/25/35	173,243	147

Structured Products (34.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
CS First Boston Mortgage Securities Corp., 2003-AR18, 2A3, 4.10%, 07/25/33	14,367	14
CS First Boston Mortgage Securities Corp., 2003-AR20, 2A1, 4.04%, 08/25/33	18,258	18
(b)Fannie Mae Whole Loan, Series 2004-W9, Class 1A3, 6.05%, 2/25/44	300,000	315
(b)Fannie Mae, Series 2005-47, Class PA, 5.50%, 9/25/24	53,312	54
(b)Fannie Mae, Series 2005-57, Class PA, 5.50%, 5/25/27	23,960	24
(b)Fannie Mae, Series 2007-39, Class NZ, 4.25%, 5/25/37	205,737	178
(b)Federal National Mortgage Association TBA, 5.50%, 1/1/38	8,200,000	8,189
First Franklin Mortgage Loan Asset Backed Certificate, 4.905%, 9/25/36	57,249	55
(b)First USA Credit Card Master Trust, Series 1998-6, Class A, 5.48%, 4/18/11	300,000	300
(b)Freddie Mac, 5.50%, Series 2752, Class EZ, 5.50%, 2/15/34	617,056	570
(b)Freddie Mac, Series 3203, Class ZW, 5.00%, 11/15/35	320,637	293
(b)Freddie Mac, Series 3346, Class FA, 5.258%, 2/15/19	186,067	185
(b)GMAC Mortgage Corp. Loan Trust, 2004-AR1, 22A, 4.33%, 6/25/34	35,723	35
(b)Indymac Residential Asset Backed Trust, Series 2007-B, Class 2A1, 4.945%, 7/25/37	80,473	79
(b)JP Morgan Chase Commercial Mortgage Security Co., Series 2007-CB19, Class A4, 5.747%, 2/12/49	100,000	103
(b)Merrill Lynch First Franklin Mortgage Loan, Series 2007-4, Class 2A1, 4.925%, 7/25/37	87,931	84

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Long-Term U.S. Government Bond Portfolio

PIMCO Long-Term U.S. Government Bond Portfolio

Structured Products (34.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
(b)Merrill Lynch Mortgage Investors Trust, 2003-A3, 1A, 3.88%, 05/25/33	48,982	49
(b)Merrill Lynch Mortgage Investors Trust, 2003-A4, 3A, 4.98%, 05/25/33	23,234	23
(b)MLCC Mortgage Investors Inc., 2005-2, 1A, 4.25%, 10/25/35	76,140	73
(b)MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 5.115%, 11/25/35	81,109	78
(b)Morgan Stanley ABS Capital I, Series 2007-NC3, Class A2A, 5.38%, 5/25/37	85,939	83
(b)Residential Accredit Loans, Inc., Series 2006-QS7, Class A1, 6.00%, 6/25/36	92,750	90
(b)SLC Student Loan Trust, Series 2007-1, Class A1, 4.849%, 11/15/09	163,396	162
(b)SLM Student Loan Trust, Series 2006-5, Class A2, 5.074%, 7/25/17	62,660	63

Structured Products (34.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
(b)SLM Student Loan Trust, Series 2006-6, Class A1, 5.074%, 10/25/18	60,254	60
(b)SLM Student Loan Trust, Series 2006-7, Class A2, 5.074%, 10/25/16	49,697	50
(b)SLM Student Loan Trust, Series 2006-9, Class A2, 5.084%, 4/25/17	85,049	85
(b)Structured Adjustable Rate Mortgage Loan, 2004-18, 4A1, 0.601%, 12/25/34	60,087	60
(b)Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 5.295%, 10/19/34	17,116	17
(b)WAMU Mortgage Pass-Through Certificates Series 2006-AR9, Class 1A, 5.788%, 8/25/46	67,733	66
(b)WAMU Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 4.23%, 3/25/34	116,723	115

Total Structured Products (Cost: $12,324)		12,395

Money Market Investments (1.8%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (0.2%)
(b)United States Treasury Bill, 2.725%, 3/13/08	20,000	20
United States Treasury Bill, 2.91%, 3/13/08	40,000	40
(i)United States Treasury Bill, 2.955%, 3/13/08	10,020	10

Total		70

Other Holdings (1.6%)
(b)J.P. Morgan Money Market Fund	13,273,172	13,273

Total		13,273

Total Money Market Investments (Cost: $13,343)		13,343

Total Investments (92.5%) (Cost $45,168)		45,812

Other Assets, Less Liabilities (7.5%)		(9,997)

Net Assets (100.0%)		35,815

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $112, representing 0.32% of the net assets.

RB — Revenue Bond

AMBAC (AMBAC Indemnity Corporation)

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $45,207 and the net unrealized appreciation of investments based on that cost was $605 which is comprised of $687 aggregate gross unrealized appreciation and $82 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long)	32	3/08	$6
(Total Notional Value at December 31, 2007, $7,655)
90 Day Euro $ Commodity Future (Short)	1	12/08	$(3)
(Total Notional Value at December 31, 2007, $239)

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long)	3	3/09	$9
(Total Notional Value at December 31, 2007, $716)
US 5 Year Note (CBT) Commodity (Long)	58	3/08	$7
(Total Notional Value at December 31, 2007, $6,390)
US Long Bond (CBT) Commodity (Long)	74	3/08	$(46)
(Total Notional Value at December 31, 2007, $8,657)
US Ten Year Treasury Note (Long)	12	3/08	$2
(Total Notional Value at December 31, 2007, $1,359)

(i)	Written options outstanding on December 31, 2007

Description	Exercise Price	Expiration Date	# of Contracts	Value (000’s)
Call-CME 90-Day
Eurodollar March Futures	$96.00	3/2008	11	$(2)

(Premiums Received $6)				$(2)

(n)	At December 31, 2007 portfolio securities with an aggregate market value of $112 (in thousands) were valued with reference to securities whose prices are more readily obtainable.

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Long-Term U.S. Government Bond Portfolio

American Century Inflation Protection Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Pursue total return using a strategy that seeks to protect against U.S. inflation.	Invest primarily in investment grade debt securities, with a majority in inflation-linked debt securities.	$37 million

Portfolio Overview

The American Century Inflation Protection Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation. The Portfolio invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. Inflation-linked securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed-income securities that are not liked to inflation, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high-yield securities (so called “junk bonds”). Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

Most segments of the U.S. bond market enjoyed positive returns during the reporting period, but market volatility surged as the year progressed. Rapid deterioration of the subprime mortgage market and related write-downs of subprime-backed securities and investment vehicles drew enormous attention throughout the year. But fixation on immediate subprime-related issues diverted emphasis from the root of those problems — bursting housing and credit bubbles — which generated waves that we believe may not have been fully felt yet.

To help alleviate some of the market and economic pressures, the Federal Reserve implemented a much-anticipated easing policy in the third quarter of 2007. By year end, the Fed’s rate cuts had pushed the federal funds target from 5.25% to 4.25%, and investors expected the easing trend to continue into 2008.

Against this backdrop, demand for safe-haven Treasuries sent yields sharply lower, which, along with the Fed’s easing, helped the yield curve (a graphic representation of bond yields at different maturities) fall and steepen. The yield on the benchmark 10-year Treasury note, for example, declined from 4.63% to 4.03% during the eight-month period, while the yield on the two-year Treasury fell from 4.60% to 3.05%. The difference in yield between the two- and 10-year Treasury securities started the period relatively flat and ended the period at +98 basis points, reflective of the steepening that occurred.

Portfolio Results

The Portfolio returned 6.83% for the eight-month period from the Portfolio’s inception on April 30, 2007, through its fiscal year end on December 31, 2007. This compares with the return of 8.14% for the Citigroup U.S. Inflation-Linked Index for the same time period.

Focusing on high-quality securities and avoiding subprime and other credit-sensitive areas of the market were keys to performance during the year. As is typical during Treasury rallies, longer-duration securities generally outperformed their shorter counterparts, and investment-grade securities outperformed high-yield bonds. Treasury inflation-protected securities (TIPS) benefited from their high quality and relatively long duration. According to Citigroup, these securities were the bond market’s best-performing for the 12-month period ended December 31, 2007.

Although TIPS faced a difficult investment climate in the first half of the year, they flourished in the flight-to-quality environment of the year’s second half. As inflation risks increased, the Portfolio increased its exposure in Treasury inflation-linked products to 55%, the maximum permitted for the Portfolio, which contributed positively to the Portfolio’s results. In addition, the Portfolio’s investment management team maintained a yield-curve-steepening bias, which also contributed positively to performance, as the slope of the yield curve turned positive throughout the year.

Security selection also yielded favorable results for the Portfolio. However, the Portfolio also had a slight overweight in non-Treasury inflation-linked products, which detracted from performance relative to the index.

American Century Inflation Protection Portfolio

American Century Inflation Protection Portfolio

Outlook

We believe that economic weakness and further Fed rate cuts bode well for most bonds, with the exception of credit-sensitive strategies like high yield. Softer corporate earnings, deteriorating credit quality, and a likely increase in defaults suggest struggles for lower credit-quality strategies in the near term, though it will also present discounted buying opportunities for the long term.

In general, the Portfolio’s investment management team expects high-quality, investment-grade strategies such as government bonds to do well in the near-term. This includes TIPS, which have the potential to benefit from lingering concerns regarding the near-term and future inflation outlook for the U.S. economy.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
American Century Inflation Protection Portfolio	6.83%
Citigroup U.S. Inflation-Linked Index	8.14%
Lipper Variable Insurance Products (VIP) General U.S. Government Bond Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

American Century Inflation Protection Portfolio

American Century Inflation Protection Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation is subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,085.70	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.33

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

American Century Inflation Protection Portfolio

American Century Inflation Protection Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Corporate Bonds (4.9%)	Shares/ $ Par	Value $ (000’s)

Financials (4.9%)
The Bear Stearns Companies, Inc., 5.49%, 1/10/14	70,000	62
Hartford Life Global Fund, 3.94%, 3/15/10	80,000	76
The International Bank for Reconstruction and Development, 7.625%, 1/19/23	500,000	657
JP Morgan Chase & Co., 5.29%, 2/28/08	45,000	45
Kreditanstalt fuer Wiederaufbau, 4.75%, 5/15/12	500,000	516
Merrill Lynch & Co., Inc., 5.46%, 3/2/09	285,000	275
Prudential Financial, Inc., 5.12%, 3/10/15	240,000	221

Total Corporate Bonds (Cost: $1,767)		1,852

Governments (70.0%)

Governments (70.0%)
Aid-Israel, 0.00%, 11/1/14	500,000	380
Aid-Isreal, 0.00%, 5/1/15	250,000	184
Farmer Mac Guaranteed Notes Trust 2007-01, 5.125%, 4/19/17 144A	500,000	519
Federal Home Loan Bank, 4.75%, 12/16/16	1,750,000	1,787
Federal Home Loan Bank, 4.875%, 5/17/17	1,255,000	1,291
Financing Corp., 0.00%, 5/30/10	359,000	331
Private Export Funding, 4.55%, 5/15/15	600,000	613
Tennessee Valley Authority, 4.875%, 12/15/16	450,000	462
Tennessee Valley Authority Stripped, 0.00%, 7/15/09	160,000	152
Tennessee Valley Authority Stripped, 0.00%, 11/1/12	251,000	210
US Treasury Inflation Index Bond, 0.875%, 4/15/10	220,562	220
US Treasury Inflation Index Bond, 1.625%, 1/15/15	656,484	659
US Treasury Inflation Index Bond, 1.875%, 7/15/13	824,702	850
US Treasury Inflation Index Bond, 1.875%, 7/15/15	268,523	274

Governments (70.0%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury Inflation Index Bond, 2.00%, 4/15/12	360,350	373
US Treasury Inflation Index Bond, 2.00%, 1/15/14	282,673	292
US Treasury Inflation Index Bond, 2.00%, 7/15/14	554,180	573
US Treasury Inflation Index Bond, 2.00%, 1/15/16	578,941	594
US Treasury Inflation Index Bond, 2.00%, 1/15/26	2,105,240	2,097
US Treasury Inflation Index Bond, 2.375%, 4/15/11	736,799	768
US Treasury Inflation Index Bond, 2.375%, 1/15/17	2,071,980	2,185
US Treasury Inflation Index Bond, 2.375%, 1/15/25	1,662,540	1,745
US Treasury Inflation Index Bond, 2.375%, 1/15/27	440,296	466
US Treasury Inflation Index Bond, 2.50%, 7/15/16	310,353	331
US Treasury Inflation Index Bond, 2.625%, 7/15/17	2,772,083	2,990
US Treasury Inflation Index Bond, 3.00%, 7/15/12	406,690	440
US Treasury Inflation Index Bond, 3.375%, 1/15/12	853,035	931
US Treasury Inflation Index Bond, 3.375%, 4/15/32	1,147,595	1,470
US Treasury Inflation Index Bond, 3.50%, 1/15/11	360,117	387
US Treasury Inflation Index Bond, 3.625%, 4/15/28	1,162,539	1,473
US Treasury Inflation Index Bond, 3.875%, 4/15/29	889,602	1,177

Total Governments (Cost: $25,170)		26,224

Structured Products (22.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products (22.8%)
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	236,134	232
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A3, 4.05%, 11/10/38	430,000	424
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A3, 5.812%, 2/10/51	1,300,000	1,331
Chase Manhattan Bank-First Union National Bank, Series 1999-1, Class B, 7.619%, 8/15/31	700,000	729
Citibank Credit Card Issuance Trust, Series 2007-A2, Class A2, 4.972%, 5/21/12	500,000	497
CNH Equipment Trust, Series 2007-C, Class A3A, 5.21%, 12/15/11	400,000	403
Credit Suisse Mortgage Capital Certificate, Series 2007-TF2A, Class A1, 144A 5.208%, 4/15/22	500,000	482
Fannie Mae, 5.375%, 6/12/17	290,000	308
Fannie Mae, Series 2004-9, Class YJ, 4.00%, 10/25/13	288,549	286
Federal National Mortgage Association, 3.895%, 2/17/09	701,000	696
Federal National Mortgage Association, 4.75%, 11/19/12	540,000	559
Freddie Mac, Series 3234, Class PA, 5.00%, 10/15/26	686,067	689
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A2, 4.471%, 5/10/43	500,000	495
Government National Mortgage Association ARM, 5.875%, 12/20/31	334,894	338
Government National Mortgage Association ARM, 5.50%, 7/20/31	136,603	137

The Accompanying Notes are an Integral Part of the Financial Statements.

American Century Inflation Protection Portfolio

American Century Inflation Protection Portfolio

Structured Products (22.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Lehman Brothers Floating Rate Commercial Mortgage, Series 2007-LLFA, Class A1, 5.328%, 6/15/22, 144A	465,937	448
Prudential Financial, Inc., 4.99%, 2/10/12	200,000	194
Wells Fargo Mortgage Backed Securities Trust, Series 2007-11, Class A19, 6.00%, 8/25/37	289,666	291

Total Structured Products (Cost: $8,510)		8,539

Money Market Investments (2.3%)

Finance Services (2.3%)
(k)CRC Funding LLC, 4.00%, 1/2/08	847,000	847

Total		847

Money Market Investments (2.3%	Shares/ $ Par	Value $ (000’s)

Other Holdings (0.0%)
J.P. Morgan Money Market Fund	864	1

Total		1

Total Money Market Investments (Cost: $848)		848

Total Investments (100.0%) (Cost $36,295)(a)		37,463

Other Assets, Less Liabilities (0.0%)		(1)

Net Assets (100.0%)		37,462

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $1,449, representing 3.87% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $36,331 and the net unrealized appreciation of investments based on that cost was $1,132 which is comprised of $1,176 aggregate gross unrealized appreciation and $44 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2007

Total Return Swaps

Counterparty	Reference	Payments Made By the Fund	Payments Received By the Fund	Exp Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Barclays Capital	U.S. Consumer Price Index-All Urban Consumers-Not Seasonally Adjusted (CPURNSA)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPURNSA Index Total Return at Maturity	7/10	USD $3,000		$(3)
Barclays Capital	U.S. Consumer Price Index-All Urban Consumers-Not Seasonally Adjusted (CPURNSA)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPURNSA Index Total Return at Maturity	8/12	USD $2,500		$3
Barclays Capital	U.S. Consumer Price Index-All Urban Consumers-Not Seasonally Adjusted (CPURNSA)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPURNSA Index Total Return at Maturity	6/14	USD $1,000	$	(I1)
Barclays Capital	U.S. Consumer Price Index. (CPI)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPI Index Total return at Maturity	8/17	USD $2,000		$3
Barclays Capital	U.S. Consumer Price Index-All Urban Consumers-Not Seasonally Adjusted (CPURNSA)	Barclays Capital Synthetic Total Return Calculation at Maturity based on Reference Entity	CPURNSA Index Total Return at Maturity	12/27	USD $1,700		$— (m)

							$(8)

(k)	All or a portion of securities with an aggregate market value of $847 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2007.

(m)	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

American Century Inflation Protection Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Achieve high current income and capital appreciation.	Invest in a diversified mix of debt securities rated below investment grade.	$293 million

Portfolio Overview

The High Yield Bond Portfolio seeks to achieve high current income and capital appreciation. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called “junk bonds.”

Market Overview

Bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. By mid-year, some large high-yield deals had to be pulled from the market, and in August, a lack of liquidity led to one of the worst months on record for risk assets (non-Treasury securities). With financial markets in turmoil and fears that the housing market collapse would derail the economy, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. In that environment, investors shunned risk assets in favor of Treasurys, sending Treasury bonds to their best performance in years.

Against that backdrop, high-yield bonds returned 1.91%, as measured by the Citigroup High-Yield Cash-Pay Index. The lowest-rated, riskiest segment of the market failed to produce a positive return despite being the best performers through July. For the full year, bonds rated BB (just one step below investment grade), B, and CCC returned 2.36%, 2.31%, and –0.12%, respectively, as measured by the credit tranches of the Citigroup High-Yield Cash-Pay Index. Looking at returns by sector, Financial and Homebuilders generally performed worst, while Health Care and Aerospace were among the best performers. The spread, or difference in yield, between high-yield and Treasury bonds essentially doubled during the year, rising from the neighborhood of record lows as recently as June. When spreads increase, high-yield bonds generally underperform (of course, the opposite is also true — tighter spreads mean high-yield bonds have the potential to outperform). But wider yield spreads also mean high-yield bonds offered much more attractive yields at the end of 2007 than at the beginning.

Portfolio Performance

For the year ended December 31, 2007, the Portfolio had a total return of 2.38%, compared with the 1.91% return of the Citigroup High-Yield Cash-Pay Index. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, High Current Yield Funds, was 2.55% for the same period, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio benefited from its bias toward higher-quality bonds at a time when the lowest-rated segment of the market underperformed. And while we generally got our sector allocations right, a few of our individual security selection decisions detracted.

Looking at the Portfolio’s credit exposure, at the beginning of the year we underweighted the lowest-quality bonds because we felt yield spreads were so narrow that we weren’t being compensated to take on extra credit risk. And while we maintained that positioning throughout 2007, our reasoning changed. That’s because late in the year, negative sentiment and risk aversion were so strong that any bit of bad news was severely punished. In that sort of environment, we thought it prudent to minimize risk by holding higher-quality names. Add it all up, and that high-quality bias we built into the Portfolio early in the year paid off in the second half when the lowest-rated segment of the market lagged.

In terms of sector weightings, we favored asset-rich companies in Cable and Media and Hotels and Leisure. With the exception of Cable, these sectors generally performed well last year. In addition, we were underweight homebuilders and building products companies, which underperformed. The portfolio also benefited from merger and acquisition activity among some of our holdings in the chemical industry.

But even though we generally got the sector weightings right, some of our individual bonds underperformed. Some of our paper and forest products names are good examples — we liked these bonds because consolidation was taking out excess capacity in the industry. But rising input costs and negative currency effects from the stronger Canadian dollar hurt earnings. Our bonds were punished as a result, detracting from performance. Similarly, though it helped to be underweight Financials, some of the bonds we owned underperformed.

High Yield Bond Portfolio

High Yield Bond Portfolio

Outlook

At the end of 2006, we said we were cautious on the high-yield market. Now, at the end of 2007, we have the same view, but for different reasons. Then, yield spreads were at historically low levels and we felt there was little recognition of the risk in the marketplace. Now, yield spreads are more attractive, having doubled over the course of the year, while the perceived risks are out of line with the level of actual defaults. But even though defaults are at historic lows and spreads wider, we remain cautious because of concerns over a slowing economy and the big backlog of supply overhanging the market. As a result, we’re likely to stay up in quality in asset-rich names while looking for opportunities to add what we believe are good credits trading at temporarily depressed levels.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	2.38%	10.64%	4.66%
Citigroup High Yield Cash Pay Index	1.91%	10.68%	5.92%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index	2.26%	10.75%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average	2.55%	9.66%	4.23%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

  High Yield Bond Portfolio

High Yield Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,001.90	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	$2.39

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

High Yield Bond Portfolio

High Yield Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (2.1%)
Bombardier, Inc., 8.00%, 11/15/14 144A	714,000	746
DRS Technologies, Inc., 7.625%, 2/1/18	680,000	689
Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.50%, 4/1/15 144A	412,000	412
(c)Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15 144A	787,000	779
L-3 Communications Corp., 6.375%, 10/15/15	2,275,000	2,240
L-3 Communications Corp., 7.625%, 6/15/12	1,335,000	1,367

Total		6,233

Autos/Vehicle Parts (4.7%)
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	926,000	836
Cooper Tire & Rubber Co., 8.00%, 12/15/19	680,000	631
Ford Motor Co., 7.45%, 7/16/31	2,020,000	1,500
Ford Motor Credit Co., 8.00%, 12/15/16	1,345,000	1,142
Ford Motor Credit Co., 8.625%, 11/1/10	710,000	659
Ford Motor Credit Co., 9.875%, 8/10/11	2,980,000	2,818
General Motors Corp., 8.375%, 7/15/33	1,815,000	1,461
The Goodyear Tire & Rubber Co., 8.625%, 12/1/11	392,000	409
Lear Corp., 8.50%, 12/1/13	351,000	326
Lear Corp., 8.75%, 12/1/16	872,000	794
Tenneco, Inc., 8.125%, 11/15/15 144A	275,000	272
TRW Automotive, Inc., 7.25%, 3/15/17 144A	1,135,000	1,019
Visteon Corp., 8.25%, 8/1/10	2,265,000	2,004

Total		13,871

Basic Materials (10.8%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	1,837,000	1,433
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	1,400,000	1,040
Arch Western Finance LLC, 6.75%, 7/1/13	1,395,000	1,353
Berry Plastics Holding Corp., 8.875%, 9/15/14	590,000	561
Bowater Canada Finance, 7.95%, 11/15/11	780,000	630

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Cascades, Inc., 7.25%, 2/15/13	504,000	473
Catalyst Paper Corp., 8.625%, 6/15/11	340,000	282
Crown Americas, Inc., 7.625%, 11/15/13	1,062,000	1,086
Crown Americas, Inc., 7.75%, 11/15/15	825,000	850
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	1,995,000	2,284
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	1,360,000	1,442
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	2,870,000	3,078
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	1,853,000	1,802
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	594,000	578
Graphic Packaging International Corp., 9.50%, 8/15/13	1,031,000	1,018
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	1,955,000	2,111
Huntsman LLC, 11.50%, 7/15/12	745,000	812
Invista, 9.25%, 5/1/12 144A	875,000	906
Massey Energy Co., 6.625%, 11/15/10	1,190,000	1,163
Momentive Performance Materials, Inc., 9.75%, 12/1/14 144A	445,000	409
(c)Momentive Performance Materials, Inc., 10.125%, 12/1/14 144A	560,000	512
Mosaic Global Holdings, Inc., 7.375%, 12/1/14 144A	335,000	358
Mosaic Global Holdings, Inc., 7.625%, 12/1/16 144A	785,000	848
New Page Corp., 10.00%, 5/1/12 144A	595,000	598
Norampac, Inc., 6.75%, 6/1/13	625,000	570
Novelis, Inc., 7.25%, 2/15/15	748,000	703
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	1,064,000	1,059
Peabody Energy Corp., 7.375%, 11/1/16	935,000	958

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Peabody Energy Corp., 7.875%, 11/1/26	1,095,000	1,111
Smurfit-Stone Container, 8.375%, 7/1/12	955,000	948
Stone Container, 8.00%, 3/15/17	680,000	657

Total		31,633

Builders/Building Materials (0.7%)
K. Hovnanian Enterprises, 7.75%, 5/15/13	1,116,000	625
KB Home, 7.75%, 2/1/10	1,395,000	1,290

Total		1,915

Capital Goods (2.6%)
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	540,000	478
Case New Holland, Inc., 7.125%, 3/1/14	1,090,000	1,087
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	675,000	672
Rental Service Corp., 9.50%, 12/1/14	1,107,000	991
SPX Corp., 7.625%, 12/15/14 144A	820,000	836
Terex Corp., 8.00%, 11/15/17	1,100,000	1,114
United Rentals North America, Inc., 6.50%, 2/15/12	2,545,000	2,309

Total		7,487

Consumer Products/Retailing (4.3%)
Albertson’s, Inc., 7.25%, 5/1/13	1,335,000	1,365
Claire’s Stores, Inc., 9.25%, 6/1/15 144A	380,000	262
Claire’s Stores, Inc., 10.50%, 6/1/17 144A	975,000	522
Education Management LLC, 10.25%, 6/1/16	1,280,000	1,318
GSC Holdings Corp., 8.00%, 10/1/12	1,105,000	1,151
Jostens IH Corp., 7.625%, 10/1/12	599,000	602
Levi Strauss & Co., 8.875%, 4/1/16	1,275,000	1,234
Michaels Stores, Inc., 11.375%, 11/1/16	725,000	665
Oxford Industries, Inc., 8.875%, 6/1/11	1,693,000	1,685
Phillips Van Heusen Corp., 8.125%, 5/1/13	200,000	205
Rite Aid Corp., 7.50%, 3/1/17	1,017,000	896
Rite Aid Corp., 8.625%, 3/1/15	336,000	271

The Accompanying Notes are an Integral Part of the Financial Statements.

  High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
Rite Aid Corp., 9.375%, 12/15/15	540,000	448
SUPERVALU, Inc., 7.50%, 11/15/14	1,120,000	1,148
Warnaco, Inc., 8.875%, 6/15/13	755,000	768

Total		12,540

Energy (10.9%)
AmeriGas Partners LP, 7.25%, 5/20/15	940,000	921
Basic Energy Services, Inc., 7.125%, 4/15/16	1,220,000	1,147
Chaparral Energy, Inc., 8.875%, 2/1/17 144A	1,220,000	1,101
Chesapeake Energy Corp., 6.375%, 6/15/15	823,000	796
Chesapeake Energy Corp., 6.625%, 1/15/06	1,405,000	1,373
Chesapeake Energy Corp., 7.50%, 9/15/13	1,120,000	1,145
Chesapeake Energy Corp., 7.625%, 7/15/13	655,000	676
Cimarex Energy Co., 7.125%, 5/1/17	275,000	270
Compagnie Generale de Geophysique-Veritas, 7.50%, 5/15/15	405,000	410
Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	675,000	682
Complete Production Services, Inc., 8.00%, 12/15/16	803,000	777
Connacher Oil & Gas, 10.25%, 12/15/15 144A	730,000	729
Denbury Resources, Inc., 7.50%, 12/15/15	750,000	758
El Paso Corp., 7.75%, 1/15/32	1,095,000	1,112
Forest Oil Corp., 7.25%, 6/15/19 144A	650,000	653
Helix Energy Solutions, 9.50%, 1/15/16 144A	1,090,000	1,109
Key Energy Services, Inc., 8.375%, 12/1/14 144A	1,100,000	1,125
Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	675,000	611
Knight, Inc., 6.50%, 9/1/12	1,100,000	1,093
Mariner Energy, Inc., 8.00%, 5/15/17	725,000	690
Newfield Exploration Co., 6.625%, 9/1/14	190,000	188
Newfield Exploration Co., 6.625%, 4/15/16	1,045,000	1,024
OPTI Canada, Inc., 8.25%, 12/15/14 144A	1,645,000	1,630
Petrohawk Energy Corp., 9.125%, 7/15/13	1,636,000	1,723
Petroplus Finance, Ltd., 6.75%, 5/1/14 144A	633,000	589
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	528,000	483

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Plains Exploration & Production Co., 7.00%, 3/15/17	680,000	650
Plains Exploration & Production Co., 7.75%, 6/15/15	900,000	900
Range Resources Corp., 6.375%, 3/15/15	1,119,000	1,091
Range Resources Corp., 7.50%, 5/15/16	235,000	240
Sesi LLC, 6.875%, 6/1/14	1,145,000	1,105
Sonat, Inc., 7.625%, 7/15/11	315,000	322
Stallion Oilfield Services/Stallion Oilfield Finance Corp., 9.75%, 2/1/15 144A	540,000	497
Tesoro Corp., 6.625%, 11/1/15	1,590,000	1,574
W&T Offshore, Inc., 8.25%, 6/15/14 144A	1,040,000	975
Whiting Petroleum Corp., 7.25%, 5/1/13	1,379,000	1,358
Williams Partners LP/Williams Partners Financial Corp., 7.25%, 2/1/17	538,000	554

Total		32,081

Financials (4.4%)
Crum & Forster Holdings Corp., 7.75%, 5/1/17	772,000	758
E*Trade Financial Corp., 7.375%, 9/15/13	55,000	42
E*Trade Financial Corp., 7.875%, 12/1/15	580,000	442
E*Trade Financial Corp., 8.00%, 6/15/11	950,000	824
General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	1,635,000	1,433
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	550,000	513
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	4,115,000	3,451
LaBranche & Co., Inc., 9.50%, 5/15/09	375,000	374
LaBranche & Co., Inc., 11.00%, 5/15/12	561,000	549
Nuveen Investments, Inc. 10.50%, 11/15/15 144A	825,000	822
Residential Capital LLC, 6.50%, 4/17/13	905,000	557
Residential Capital LLC, 8.375%, 6/30/15	905,000	548
Residential Capital LLC, 8.544%, 4/17/09 144A	1,216,000	599
SLM Corp., 5.375%, 5/15/14	1,370,000	1,218

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Financials continued
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	825,000	855

Total		12,985

Foods (3.6%)
Constellation Brands, Inc., 7.25%, 9/1/16	1,070,000	1,003
Constellation Brands, Inc., 7.25%, 5/15/17 144A	870,000	805
Constellation Brands, Inc., 8.375%, 12/15/14	455,000	456
Dean Foods Co., 7.00%, 6/1/16	915,000	814
Dole Foods Co., 8.625%, 5/1/09	2,330,000	2,249
Pilgrim’s Pride Corp., 7.625%, 5/1/15	843,000	828
Pilgrim’s Pride Corp., 8.375%, 5/1/17	405,000	397
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 144A	735,000	671
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17 144A	1,415,000	1,217
Smithfield Foods, Inc., 7.75%, 5/15/13	1,310,000	1,290
Smithfield Foods, Inc., 7.75%, 7/1/17	760,000	735

Total		10,465

Gaming/Leisure/Lodging (8.9%)
AMC Entertainment, Inc., 11.00%, 2/1/16	1,273,000	1,340
American Casino & Entertainment, 7.85%, 2/1/12	780,000	804
Boyd Gaming Corp., 7.75%, 12/15/12	1,355,000	1,372
Corrections Corp. of America, 6.25%, 3/15/13	1,398,000	1,377
Felcor Lodging LP, 8.50%, 6/1/11	1,117,000	1,164
Hertz Corp., 8.875%, 1/1/14	1,295,000	1,313
Host Marriot LP, 7.125%, 11/1/13	2,865,000	2,885
Mandalay Resort Group, 9.375%, 2/15/10	660,000	683
Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 144A	1,375,000	1,382
MGM Mirage, Inc., 6.75%, 9/1/12	1,485,000	1,446
MGM Mirage, Inc., 7.50%, 6/1/16	1,800,000	1,782
Mohegan Tribal Gaming, 6.875%, 2/15/15	725,000	682

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Park Place Entertainment Corp., 8.125%, 5/15/11	1,775,000	1,651
Pinnacle Entertainment, Inc., 7.50%, 6/15/15 144A	635,000	576
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	875,000	863
Seminole Hard Rock Entertainment, 7.491%, 3/15/14 144A	540,000	516
Station Casinos, Inc., 6.625%, 3/15/18	615,000	421
Station Casinos, Inc., 6.875%, 3/1/16	685,000	500
Universal City Development Corp., 11.75%, 4/1/10	907,000	939
Universal City Florida, 8.375%, 5/1/10	400,000	402
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	955,000	938
Wynn Las Vegas LLC, 6.625%, 12/1/14	2,200,000	2,162
Travelport LLC, 11.875%, 9/1/16	885,000	944

Total		26,142

Health Care/Pharmaceuticals (6.2%)
Community Health Systems, Inc., 8.875%, 7/15/15	2,215,000	2,257
FMC Finance III SA, 6.875%, 7/15/17 144A	1,265,000	1,265
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	410,000	424
HCA, Inc., 6.75%, 7/15/13	905,000	805
HCA, Inc., 9.125%, 11/15/14	782,000	813
HCA, Inc., 9.25%, 11/15/16	3,164,000	3,323
(c)HCA, Inc., 9.625%, 11/15/16	1,273,000	1,346
Health Management Associates, Inc., 6.125%, 4/15/16	1,100,000	954
PTS Acquisition Corp., 9.50%, 4/15/15 144A	997,000	925
Senior Housing Properties Trust, 8.625%, 1/15/12	610,000	647
Service Corp. International, 6.75%, 4/1/15	855,000	844
Service Corp. International, 6.75%, 4/1/16	825,000	794
Service Corp. International, 7.375%, 10/1/14	175,000	177
Tenet Healthcare Corp., 7.375%, 2/1/13	985,000	862

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Tenet Healthcare Corp., 9.875%, 7/1/14	675,000	643
US Oncology, Inc., 9.00%, 8/15/12	940,000	927
Ventas Realty LP/Capital Corp., 6.50%, 6/1/16	340,000	333
Ventas Realty LP/Capital Corp., 9.00%, 5/1/12	750,000	806

Total		18,145

Media (10.4%)
Charter Communications Holdings LLC, 10.25%, 9/15/10	1,740,000	1,697
Charter Communications Holdings LLC, 11.00%, 10/1/15	1,525,000	1,239
Charter Communications Holdings LLC, 11.75%, 5/15/14	2,535,000	1,603
CSC Holdings, Inc., 7.625%, 4/1/11	2,055,000	2,051
CSC Holdings, Inc., 7.875%, 2/15/18	1,660,000	1,552
CSC Holdings, Inc., 8.125%, 7/15/09	780,000	793
CSC Holdings, Inc., 8.125%, 8/15/09	408,000	415
EchoStar DBS Corp., 7.00%, 10/1/13	935,000	944
EchoStar DBS Corp., 7.125%, 2/1/16	555,000	566
Idearc, Inc., 8.00%, 11/15/16	3,745,000	3,437
Intelsat Bermuda, Ltd., 8.50%, 1/15/13	934,000	939
Intelsat Bermuda, Ltd., 10.829%, 6/15/13	878,000	900
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	1,388,000	1,433
Kabel Deutschland GMBH, 10.625%, 7/1/14	845,000	887
Lamar Media Corp., 6.625%, 8/15/15	1,305,000	1,269
Lamar Media Corp., 6.625%, 8/15/15 144A	275,000	267
LIN Television Corp., 6.50%, 5/15/13	1,170,000	1,101
Mediacom Broadband LLC, 8.50%, 10/15/15	1,185,000	1,050
Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	390,000	357
Quebecor Media, 7.75%, 3/15/16 144A	1,100,000	1,056
R.H. Donnelley Corp., 6.875%, 1/15/13	3,850,000	3,447
R.H. Donnelley Corp., 8.875%, 1/15/16	695,000	650
R.H. Donnelley Corp., 8.875%, 10/15/17 144A	715,000	661

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Media continued
(c)Univision Communications, 9.75%, 3/15/15 144A	1,910,000	1,740
Videotron Ltee, 6.375%, 12/15/15	340,000	319
Videotron Ltee, 6.875%, 1/15/14	220,000	215

Total		30,588

Real Estate (0.9%)
American Real Estate Partners LP, 7.125%, 2/15/13	390,000	367
American Real Estate Partners LP, 7.125%, 2/15/13 144A	1,120,000	1,053
The Rouse Co., 7.20%, 9/15/12	1,175,000	1,118

Total		2,538

Services (2.4%)
Allied Waste North America, Inc., 6.875%, 6/1/17	815,000	795
Allied Waste North America, Inc., 7.25%, 3/15/15	1,411,000	1,405
ARAMARK Corp., 8.411%, 2/1/15	405,000	395
ARAMARK Corp., 8.50%, 2/1/15	1,337,000	1,354
Realogy Corp., 10.50%, 4/15/14 144A	735,000	549
Realogy Corp., 12.375%, 4/15/15 144A	910,000	573
Sabre Holdings Corp., 6.35%, 3/15/16	915,000	814
Seitel, Inc., 9.75%, 2/15/14	270,000	230
WCA Waste Corp., 9.25%, 6/15/14	880,000	895

Total		7,010

Structured Product (0.9%)
CDX North America High Yield, 7.50%, 6/29/12	2,670,000	2,600

Total		2,600

Technology (2.9%)
First Data Corp., 9.875%, 9/24/15 144A	2,015,000	1,873
Flextronics International, Ltd., 6.50%, 5/15/13	1,130,000	1,096
Freescale Semiconductor, Inc., 8.875%, 12/15/14	981,000	876
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14	1,442,000	1,226
Freescale Semiconductor, Inc., 10.125%, 12/15/16	335,000	276
NXP BV, 7.875%, 10/15/14	710,000	675
NXP BV, 9.50%, 10/15/15	615,000	563

The Accompanying Notes are an Integral Part of the Financial Statements.

  High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Stats Chippac, Inc., 6.75%, 11/15/11	662,000	664
Sungard Data Systems, Inc., 9.125%, 8/15/13	1,315,000	1,338

Total		8,587

Telecommunications (4.8%)
(c)(n)Alltel Communications, Inc., 10.375%, 12/1/17 144A	1,095,000	1,016
American Tower Corp., 7.00%, 10/15/17, 144A	825,000	829
Citizens Communications, 9.00%, 8/15/31	2,205,000	2,199
Citizens Communications, 9.25%, 5/15/11	2,025,000	2,192
Qwest Capital Funding, Inc., 7.90%, 8/15/10	870,000	879
Qwest Communications International, Inc., 7.50%, 11/1/08	375,000	377
Qwest Corp., 6.50%, 6/1/17	1,035,000	991
Qwest Corp., 7.50%, 10/1/14	221,000	224
Qwest Corp., 7.875%, 9/1/11	986,000	1,025
Rogers Wireless, Inc., 8.00%, 12/15/12	1,220,000	1,273
Windstream Corp., 7.00%, 3/15/19	680,000	648
Windstream Corp., 8.125%, 8/1/13	1,150,000	1,190
Windstream Corp., 8.625%, 8/1/16	1,220,000	1,281

Total		14,124

Transportation-Rail & Other (1.9%)
American Railcar Industries, Inc., 7.50%, 3/1/14	680,000	643
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	933,000	977
Kansas City Southern de Mexico, 7.375%, 6/1/14 144A	1,150,000	1,118
Kansas City Southern de Mexico, 7.625%, 12/1/13	470,000	464
Stena AB, 7.50%, 11/1/13	2,305,000	2,273

Total		5,475

Utilities (7.8%)
The AES Corp., 7.75%, 10/15/15 144A	605,000	614
The AES Corp., 8.00%, 10/15/17 144A	825,000	844
The AES Corp., 9.375%, 9/15/10	2,140,000	2,247

Bonds (91.2%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Aquila, Inc., 9.95%, 2/1/11	78,000	84
Dynegy Holdings, Inc., 7.50%, 6/1/15	545,000	510
Dynegy Holdings, Inc., 7.75%, 6/1/19	815,000	752
Dynegy Holdings, Inc., 8.375%, 5/1/16	910,000	890
Edison Mission Energy, 7.00%, 5/15/17	1,585,000	1,557
Edison Mission Energy, 7.20%, 5/15/19	1,846,000	1,814
Elwood Energy LLC, 8.159%, 7/5/26	1,142,919	1,143
Energy Future Holdings Corp., 10.875%, 11/1/17 144A	1,100,000	1,106
Indiantown Cogeneration LP, Series A-10, 9.77%, 12/15/20	2,175,000	2,427
Intergen NV, 9.00%, 6/30/17 144A	1,095,000	1,152
NRG Energy, Inc., 7.25%, 2/1/14	925,000	902
NRG Energy, Inc., 7.375%, 2/1/16	430,000	419
NRG Energy, Inc., 7.375%, 1/15/17	1,416,000	1,381
NSG Holdings LLC, 7.75%, 12/15/25 144A	948,000	950
PSEG Energy Holdings LLC, 8.50%, 6/15/11	291,000	303
Sierra Pacific Resources, 8.625%, 3/15/14	392,000	419
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15 144A	3,370,000	3,335

Total		22,849

Total Bonds (Cost: $277,477)		267,268

Money Market Investments (7.0%)

Autos (3.4%)
Daimler Chrysler Auto, 6.00%, 1/10/08	5,000,000	4,992
Fcar Owner Trust I, 6.00%, 1/11/08	5,000,000	4,992

Total		9,984

Finance Services (1.7%)
Rabobank Financial Corp., 3.74%, 1/2/08	5,000,000	4,999

Total		4,999

Miscellaneous Business Credit Institutions (0.2%)
General Electric Capital Corp., 3.25%, 1/2/08	500,000	500

Total		500

Money Market Investments (7.0%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers (1.7%)
Merrill Lynch, 4.75%, 2/1/08	5,000,000	4,980

Total		4,980

Total Money Market Investments (Cost: $20,463)		20,463

Total Investments (98.2%) (Cost $297,940)(a)		287,731

Other Assets, Less Liabilities (1.8%)		5,197

Net Assets (100.0%)		292,928

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $51,822, representing 17.69% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $298,166 and the net unrealized depreciation of investments based on that cost was $10,435 which is comprised of $2,592 aggregate gross unrealized appreciation and $13,027 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

(n)	At December 31, 2007 portfolio securities with an aggregate value of $1,016 (in thousands) were valued with reference to securities whose prices are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return as is consistent with prudent investment management.	Invest primarily in a diversified portfolio of debt securities of varying maturities.	$75 million

Portfolio Overview

The Pimco Multi-Sector Bond Portfolio investment objective is to seek maximum total return, consist with prudent investment management. Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The Portfolio may invest all of its assets in high yield securities subject to maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may also invest in securities denominated in foreign currencies and U.S.-dollars-denominated in foreign issuers. The Portfolio may have foreign currency exposure (from non-U.S. dollar denominated securities or currencies) up to 100% of its total assets. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

Market Review

Global fixed-income markets delivered solid returns in 2007, but it was a year of two halves marked by volatility and highly divergent sector returns. The first half of 2007 saw a strong sell-off as interest rates rose on positive economic news. In the second half, the subprime mortgage finance debacle unfolded and its contagion effects were felt across markets. Investors sought safe-havens from the crisis, central banks moved away from tightening policies, and bonds rallied, with government securities outpacing riskier bonds.

Investment-grade corporate bonds underperformed sovereign bonds in 2007, with lower-quality bonds trailing their higher-grade counterparts. A glut of supply in the high-yield market also contributed to the widening of credit spreads. This price erosion came even though credit fundamentals, as measured by low default rates, remained at historically strong levels.

Emerging markets (EM) outperformed the corporate sector with decent returns, though lower than preceding years and with more volatility. While global economic growth remained relatively robust, supporting the sector, investor sentiment turned more risk averse. Local EM bonds outpaced dollar denominated EM bonds during 2007.

Portfolio Results

From the Portfolio’s April 30, 2007 inception through December 31, the PIMCO Multi-Sector Bond Portfolio had a total return of 1.09%. By comparison, the Lehman Brothers Global Credit Hedged USD Index returned 1.53% for the same period. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.)

A higher duration (price sensitivity to interest rate changes) than the benchmark combined with an overweight to the front-end of yield curves helped performance, as rates declined and global yield curves steepened. The Portfolio benefited from reduced high-yield allocation, as the sector underperformed EM and its investment-grade counterpart. An overweight to industries with pricing power and those insulated from an economic downturn helped performance. An underweight to homebuilders was positive for performance. An overweight to Brazil and an underweight to Venezuela also helped performance. Finally, exposure to emerging market currencies contributed to performance.

At the other end of the spectrum, an underweight to global investment-grade credit was a strong contributor in the first half of the year, however, turned negative during the second half as the sector rallied. An overweight to the Energy/Natural Gas and Utilities sectors; an underweight to the Insurance and Consumer Cyclical sectors hurt performance. In addition, an underweight to countries with worrisome economic and/or political situations such as Turkey and Ecuador was also negative for performance.

Outlook

The most likely outcome for the global economy in 2008 continues to be a soft landing with some degree of decoupling of growth across regions, and generally stable inflation. However, the risks to this benign forecast are being skewed increasingly to the downside as we continue to witness the importance of global financial market linkages to the U.S. and other economies. Self-feeding global risk aversion in the wake of the subprime debacle has resulted in less decoupling of growth from the U.S. than we expected and has increased the probability of a U.S. recession.

On the positive side, it is now apparent that the Federal Reserve and other central banks, as well as fiscal policymakers in the U.S, understand the gravity of these risks and will respond to them. Even so, we anticipate a long and unpleasant unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with subprime lending.

The key themes in our outlook include:

The U.S. economy will slow down over the next year as weakness in the property market spills over into the broader economy, especially employment at bank-dependent small businesses and larger companies with mainly domestic operations.

Emerging market financial conditions should remain generally strong thanks to improving domestic fundamentals, larger stores of currency reserves and positive terms of trade amid soaring commodity prices. We will maintain holdings of

  PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

emerging market bonds near current levels due to our belief that the asset class has the potential to add significant value to the Portfolio over the long run. High-quality credits in selected countries could see upgrades given large and growing currency reserves and strong fiscal positions.

The corporate bond sector must grapple with a soft economic growth environment and a continuing overhang of corporate bond supply, which will continue to weigh down its prospects. Fundamental conditions are also turning down, as tighter lending standards will magnify the negative impact of weakening profit margins, which have peaked, and decelerating earnings. On the positive side, valuations have clearly improved and we are finding spreads to be much more in line with potential risks. While we remain cautious on credit overall, there are expected to be selective opportunities to reduce the underweight in the investment-grade sector. An underweight in the high yield sector is likely to be maintained.

Average Annual Total Return For Periods Ended December 31, 2007
Since Inception*
PIMCO Multi-Sector Bond Portfolio	1.09%
Lehman Brothers Global Credit Hedged USD Index	1.53%
Equal Weighted Composite of Lehman Brothers Global Aggregate — Credit Component, Hedged USD; Merrill Lynch Global High Yield BB-B Rated Constrained Index; JP Morgan EMBI Global	1.37%
Lipper Variable Insurance Products (VIP) General Bond Funds Average	-
*Inception	date of 4/30/07

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,033.60	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.73

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.2%)
Northwest Airlines, Inc., 7.626%, 10/1/11	79	78
TransDigm, Inc., 7.75%,7/15/14	50	51

Total		129

Auto Manufacturing (1.0%)
ArvinMeritor, Inc., 8.125%, 9/15/15	65	56
ArvinMeritor, Inc., 8.75%, 3/1/12	65	61
Cooper-Standard Automotive, Inc., 7.00%, 12/15/12	150	130
General Motors Corp., 7.70%, 4/15/16	25	21
General Motors Corp., 8.80%, 3/1/21	325	272
Tenneco, Inc. 8.625%, 11/15/14	200	197

Total		737

Banking and Finance (13.4%)
American Express Bank FSB, 4.956%, 6/22/09	200	199
American International Group, Inc., 5.85%, 1/16/18	500	503
Bank of America Corp., 5.75%, 12/1/17	500	501
Barclays Bank PLC, 5.45%, 9/12/12	250	256
The Bear Stearns Companies, Inc., 5.284%, 1/30/09	100	99
The Bear Stearns Companies, Inc., 6.40%, 10/2/17	325	314
Citigroup Capital XXI, Inc., 8.30%, 12/21/57	300	313
(k)Citigroup, Inc., 4.872%, 12/28/09	1,100	1,080
Deutsche Telekom International Finance, 5.064%, 3/23/09	200	199
Ford Motor Credit Co., LLC, 6.625%, 6/16/08	200	197
Ford Motor Credit Co., LLC, 7.375%, 2/1/11	400	358
Ford Motor Credit Co., LLC, 10.241%, 6/15/11	100	95
General Electric Capital Corp., 5.45%, 1/15/13	650	670
General Motors Acceptance Corp., 7.00%, 2/1/12	125	106
General Motors Acceptance Corp., 7.327%, 12/1/14	650	522
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	85	71
The Goldman Sachs Group, Inc., 5.142%, 6/28/10	500	492

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Banking and Finance continued
The Goldman Sachs Group, Inc., 6.75%, 10/1/37	450	441
HBOS PLC, 5.92%, 9/29/49 144A	660	576
HSBC Holdings PLC, 6.50%, 5/2/36	760	739
Lehman Brothers Holdings, Inc., 5.129%, 11/10/09	200	194
Lehman Brothers Holdings, Inc., 6.00%, 7/19/12	300	305
Lehman Brothers Holdings, Inc., 6.20%, 9/26/14	100	102
LVB Acquisition Merger, 10.00%, 10/15/17 144A	38	39
LVB Acquisition Merger, 10.375%, 10/15/17 144A	189	189
LVB Acquisition Merger, 11.625%, 10/15/17 144A	98	97
Morgan Stanley, 5.75%, 8/31/12	100	102
Morgan Stanley, 5.95%, 12/28/17	200	200
Santander Perpetual SA Unipersonal, 6.671%, 10/24/17 144A	300	301
Teco Finance, Inc., 6.75%, 5/1/15 144A	100	105
TransCapitalInvest, Ltd., for OJSC AK Transneft, 6.103%, 6/27/12 144A	200	201
UBS AG/Stamford Branch, 5.875%, 12/20/17	100	101
Wells Fargo & Co., 5.25%, 10/23/12	410	417

Total		10,084

Basic Materials (4.9%)
Abitibi-Consolidated, Inc., 8.55%, 8/1/10	50	44
Berry Plastics Holding Corp., 8.875%, 9/15/14	100	95
Bowater Canada Finance, 7.95%, 11/15/11	50	40
(k)C8 Capital SPV, Ltd., 6.64%, 12/31/14	1,000	949
Chemtura Corp., 6.875%, 6/1/16	55	52
Crown Americas, Inc., 7.75%, 11/15/15	100	103
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	200	215
Georgia-Pacific LLC, 7.125%, 1/15/17 144A	400	389
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	100	108
Jefferson Smurfit Corp., 7.50%, 6/1/13	450	431

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
(k)Vale Overseas, Ltd., 8.25%, 1/17/37	1,000	1,157
Verso Paper Holdings LLC and Verson Paper, Inc., 9.125%, 8/1/14	75	76

Total		3,659

Cable/Media/Broadcasting/Satellite (2.3%)
Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 4/30/12 144A	125	121
Charter Communications Operating LLC/Charter Communications Operating Capital, 8.375%, 4/30/14 144A	125	121
CSC Holdings, Inc., 7.625%, 4/1/11	150	150
EchoStar DBS Corp., 7.125%, 2/1/16	200	204
Idearc, Inc., 8.00%, 11/15/16	100	92
R.H. Donnelley Corp., 8.875%, 1/15/16	325	303
Viacom, Inc., 5.75%, 4/30/11	690	698

Total		1,689

Consumer Products (1.2%)
Altria Group, Inc., 7.00%, 11/4/13	500	559
Bon-Ton Department Stores, Inc., 10.25%, 3/15/14	150	113
Reynolds American, Inc., 6.75%, 6/15/17	50	51
Tesco PLC, 5.50%, 11/15/17 144A	150	150

Total		873

Food Processors (3.6%)
Albertson’s, Inc., 7.45%, 8/1/29	125	120
(k)America Movil SAB de CV, 5.75%, 1/15/15	1,000	999
(k)BHP Billiton Finance USA, Ltd., 5.25%, 12/15/15	950	919
H.J. Heinz Co., 6.428%, 12/1/8 144A	660	672

Total		2,710

Gaming/Lodging/Leisure (0.7%)
Hertz Corp., 8.875%, 1/1/14	150	152
MGM Mirage, Inc., 7.50%, 6/1/16	250	248
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	95	93

Total		493

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Gas Pipelines (0.4%)
El Paso Corp., 7.00%, 6/15/17	325	325

Total		325

Healthcare/Pharmaceuticals (2.1%)
Community Health Systems, Inc., 8.875%, 7/15/15	325	331
(n)Fresenius Medical Capital Trust II, 7.875%, 2/1/08	500	500
HCA, Inc., 9.25%, 11/15/16	550	577
Ventas Realty LP/Capital Corp., 6.75%, 4/1/17	150	149

Total		1,557

Industrials (0.1%)
Allied Waste North America, Inc., 7.25%, 3/15/15	100	100

Total		100

Information/Data Technology (1.8%)
(k)Oracle Corp., 5.00%, 1/15/11	1,300	1,317

Total		1,317

Oil and Gas (9.8%)
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 5/20/16	175	170
Chesapeake Energy Corp., 6.875%, 1/15/16	300	297
Citic Resources Finance, 6.75%, 5/15/14 144A	200	188
Dresser-Rand Group, Inc., 7.375%, 11/01/14	262	261
(k)GAZ Capital for Gazprom, 8.625%, 4/28/34	2,400	3,001
(k)Marathon Oil Corp., 6.00%, 10/1/17	1,000	1,018
(k)Pemex Project Funding Mater Trust, 6.625%, 6/15/35	1,000	1,054
SemGroup LP, 8.75%, 11/15/15 144A	500	475
Tesoro Corp., 6.25%, 11/1/12	45	45
Tesoro Corp., 6.50%, 6/1/17	100	99
Valero Energy Corp., 6.125%, 6/15/17	205	208
Valero Energy Corp., 6.875%, 04/15/12	50	53
Williams Companies, Inc., 7.625%, 7/15/19	325	352
XTO Energy, Inc., 7.50%, 4/15/12	100	109

Total		7,330

Technology (1.2%)
Celestica, Inc., 7.875%, 7/1/11	150	144
First Data Corp., 9.875%, 9/24/15 144A	125	116
Freescale Semi Conductor, 8.866%, 12/15/14	250	213
IPALCO Enterprises, Inc., 8.375%, 11/14/08	250	254
Sungard Data Systems, Inc., 9.125%, 8/15/13	150	153

Total		880

Corporate Bonds (52.1%)	Shares/ $ Par	Value $ (000’s)

Telecommunications (2.1%)
Citizens Communications Co., 7.125%, 3/15/19	125	119
Hawaiian Telcom Communications, Inc., 9.75%, 5/1/13	100	99
Nortel Networks, Ltd., 10.125%, 7/15/13 144A	250	258
Qwest Communications International, Inc., 7.50%, 2/15/14	150	150
Qwest Corp., 7.25%, 9/15/25	500	469
Qwest Corp., 8.875%, 3/15/12	75	80
Sprint Nextel Corp., 6.00%, 12/1/16	450	431

Total		1,606

Transportation (0.2%)
BW Group, Ltd., 6.625%, 6/28/17 144A	130	136

Total		136

Utilities (3.0%)
The AES Corp., 8.00%, 10/15/17 144A	100	102
Dynegy Holdings, Inc., 7.50%, 6/1/15	325	304
Edison Mission Energy, 7.00%, 5/15/17	700	687
Enel Finance International, 5.70%, 1/15/13 144A	100	102
Energy Future Holdings Corp., 10.875%, 11/1/17 144A	50	50
Nalco Co., 7.75%, 11/15/11	20	20
Nalco Co., 8.875%, 11/15/13	20	21
Nevada Power Co., 6.75%, 7/1/37	50	52
NRG Energy, Inc., 7.375%, 1/15/17	430	419
OPTI Canada, Inc., 8.25%, 12/15/14 144A	30	30
Reliant Energy, Inc., 7.625%, 6/15/14	275	272
Reliant Energy, Inc., 7.875%, 6/15/17	125	124
Sierra Pacific Power Co., 6.75%, 7/1/37	75	78

Total		2,261

Yankee Sovereign (4.1%)
Federative Republic of Brazil, 7.125%, 1/20/37	700	791
Russian Government International Bond, 7.50%, 3/31/30	1,980	2,268

Total		3,059

Total Corporate Bonds (Cost: $39,729)		38,945

Structured Products (21.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products (21.5%)
Federal National Mortgage Association, 6.50%, 8/1/37	497	516
Federal National Mortgage Association, 6.50%, 9/1/37	3,484	3,597
(b)Federal National Mortgage Association TBA, 5.50%, 1/1/38	9,500	9,488
First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class A2, 6.56%, 11/18/35	562	561
(k)Freddie Mac, Series 3346, Class FA, 5.258%, 2/15/19	930	925
HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 2A2, 4.975%, 3/25/36	200	197
Long Beach Mortgage Loan Trust, Series 2006-11, Class 2A1, 4.925%, 12/25/36	73	70
Nelnet Student Loan Trust, Series 2006-1, Class A2, 5.025% 2/23/16	694	694

Total Structured Products (Cost: $16,018)		16,048

Foreign Bonds (13.7%)

Banking and Finance (2.3%)
(b)General Electric Capital Corp, 4.625%, 9/15/66	980	1,279
(i)Punch Taverns Finance PLC, 6.468%, 4/15/33	200	423

Total		1,702

Yankee Sovereign (11.4%)
(b)Federative Republic of Brazil, 12.5%, 1/5/22	3,250	2,050
(n)Oriental Republic of Uruguay, 6.875%, 1/19/16	2,000	3,028
(b)South Africa Government Bond, 13.00%, 8/31/10	21,300	3,361
(n)Uruguay Government International Bond, 3.70%, 6/26/37	3,100	133

Total		8,572

Total Foreign Bonds (Cost: $10,359)		10,274

Money Market Investments (17.1%)

Federal Government & Agencies (0.2%)
(b)United States Treasury Bill, 2.725%, 3/13/08	100	99
(b)Untied States Treasury Bill, 2.91%, 3/13/08	80	80

Total		179

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Money Market Investments (17.1%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks (16.9%)
(b)Bank of Scotland PLC, 4.92%, 1/22/08	1,400	1,396
(b)Barclays US Funding LLC, 4.81%, 1/25/08	1,600	1,595
(b)Barclays US Funding LLC, 5.11%, 1/17/08	100	100
(b)Den Norske Bank ASA, 5.05%, 1/25/08	1,700	1,694
(b)Rabobank USA Finance Corp., 4.43%, 1/4/08	2,000	2,000

Money Market Investments (17.1%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks continued
(b)Skandinaviska Enskilda Bank, 4.77%, 3/20/08	2,000	1,979
(b)Swedbank Mortgage AB, 4.92%, 1/24/08	200	199
(b)Swedbank Mortgage AB, 5.18%, 1/11/08	1,800	1,797
(b)Westpac Securities NZ, Ltd., 4.81%, 1/25/08	1,900	1,894

Total		12,654

Money Market Investments (17.1%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks continued

Total Money Market Investments (Cost: $12,833)		12,833

Total Investments (104.4%) (Cost $78,939)(a)		78,100

Other Assets, Less Liabilities (-4.4%)		(3,271)

Net Assets (100.0%)		74,829

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $4,415, representing 5.90% of the net assets.

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $78,974 and the net unrealized depreciation of investments based on that cost was $874 which is comprised of $231 aggregate gross unrealized appreciation and $1,105 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
3 Month Euro Euribor (Long)	9	3/09	$—	(m)
(Total Notional Value at December 31, 2007, $2,907)
3 Month Euro Euribor (Long)	30	6/09	$2
(Total Notional Value at December 31, 2007, $10,372)
90 Day Euro $ Commodity Future (Long)	224	6/09	$369
(Total Notional Value at December 31, 2007, $53,676)
90 Day Sterling (Long)	6	6/08	$4
(Total Notional Value at December 31, 2007, $1,422)
90 Day Sterling (Long)	32	12/08	$59
(Total Notional Value at December 31, 2007, $7,619)
90 Day Sterling (Long)	11	3/09	$23
(Total Notional Value at December 31, 2007, $2,609)
US Ten Year Treasury Note (Long)	55	3/08	$7
(Total Notional Value at December 31, 2007, $6,229)

(h)	Forward foreign currency contracts outstanding on December 31, 2007

Type		Principal Amount Covered By Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized/ (Depreciation) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
BUY	BRL	142	3/08	$9		$—	$9
BUY	BRL	49	7/08	$3		$—	$3
SELL	BRL	2,761	3/08	$—		$(116)	$(116)
SELL	BRL	188	7/08	$—		$(3)	$(3)
BUY	CLP	19,826	7/08	$—		$— (m)	$— (m)
BUY	CNY	3,022	7/08	$8		$—	$8
BUY	COP	199,664	3/08	$7		$—	$7
SELL	COP	199,664	3/08	$—		$(1)	$(1)
SELL	EUR	3,424	1/08	$17		$—	$17
SELL	GBP	568	1/08	$17		$—	$17
BUY	IDR	6,310	5/08	$—		$(25)	$(25)
BUY	MXN	1,541	3/08	$—	(m)	$—	$— (m)
BUY	MXN	11,021	7/08	$9		$—	$9

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Multi-Sector Bond Portfolio

PIMCO Multi-Sector Bond Portfolio

Type		Principal Amount Covered By Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized/ (Depreciation) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
BUY	KRW	119,758	8/08	$—		$(1)	$(1)
BUY	PLN	1,298	7/08	$43		$—	$43
BUY	RUB	16,186	1/08	$17		$—	$17
BUY	RUB	14,853	7/08	$6		$—	$6
BUY	RUB	16,186	11/08	$—	(m)	$—	$— (m)
SELL	RUB	16,186	1/08	$1		$—	$1
BUY	SGD	165	5/08	$5		$—	$5
SELL	ZAR	17,050	7/08	$—		$(126)	$(126)

				$142		$(272)	$(130)

BRL — Brazilian Real

CLP — Chilean Peso

CNY — China Renminlbi

COP — Colombian Peso

EUR — Euro

GBP — British Pound

IDR — Indonesian Rupiah

KRW — South Korean Won

MXN — Mexican New Peso

PLN — Poland Zloty

RUB — Russian Ruble

SGD — Singapore Dollar

ZAR — South African Rand

(i)	Written options outstanding on December 31, 2007

Description	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call — CBOT US Ten Year Treasury Note	$111.000	2/08	82	$(233)
Call — CBOT US Ten Year Treasury Note	$113.000	2/08	29	$(45)
Put — CBOT US Ten Year Treasury Note	$106.000	2/08	40	$(1)
Put — CBOT US Ten Year Treasury Note	$107.000	2/08	16	$(1)
Put — CBOT US Ten Year Treasury Note	$108.000	2/08	29	$(2)

(Premiums Received $94)				$(282)

CBOT — Chicago Board of Trade

(j)	Swap agreements outstanding on December 31, 2007

Interest Rate Swaps

CounterParty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date (000’s)	Notional Amount (Depreciation)	Unrealized Appreciation (000’s)
Morgan Stanley Dean Witter & Co. Interbank TIIE	28-Day Mexico	Pay	8.17%	11/16	2,800	$(4)

Credit Default Swaps

CounterParty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Morgan Stanley	Philippine Govt.	Sell	2.44%	09/17	100	$3
Dean Witter & Co.	International Bond
Morgan Stanley	CDX North America	Sell	3.75%	12/12	5,000	$4
Dean Witter & Co.	High Yield Index
Morgan Stanley	CDX Emerging	Sell	1.75%	12/12	6,000	$(27)

Dean Witter & Co.	Markets Index					$(20)

(k)	Securities with an aggregate market value of $12,419 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2007.

(m)	Amount is less than one thousand.

(n)	At December 31, 2007 portfolio securities with an aggregate value of $3,661 (in thousands) were valued with reference to securities whose prices are more readily obtainable.

(o)	Short sales outstanding on December 31, 2007

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Federal National Mortgage Association TBA	6.50%	12/6/37	$4,000	$4,111	$4,113

The Accompanying Notes are an Integral Part of the Financial Statements.

PIMCO Multi-Sector Bond Portfolio

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Capitalize on changing financial market and economic conditions by actively managing a diversified portfolio allocated across equity, debt and cash market sectors.	$2.9 billion

Portfolio Overview

The investment objective of the Balanced Portfolio is to realize as high a level of long-term total return as is consistent with prudent investment risk, through income and capital appreciation. On February 21, 2007, Portfolio shareholders approved a proposal to permit the Portfolio’s investment advisor to actively manage the equity portion of the Portfolio and thus invest in small and mid-cap stocks and international securities, and actively manage the large-cap portion of the Portfolio instead of solely investing in the large-cap stocks included in the S&P 500® Index. These changes went into effect on April 30, 2007, when the Portfolio began to follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. The Balanced Portfolio invests in seven categories of assets: large-capitalization stocks, mid-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by an investment professional with expertise in that category. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Meanwhile, international equities performed very well in 2007, helped by generally healthy global growth outside the U.S. and a falling dollar. (A weaker U.S. currency means returns on overseas investments are worth more in dollar terms.) For the full year, the MSCI EAFE Index — a measure of large-cap stock performance in Europe, Australasia, and the Far East — returned 11.63%.

In terms of fixed-income performance, bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. In that environment, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. Against that backdrop, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.22%, led by Treasury bonds.

Portfolio Performance

The Balanced Portfolio’s return for the year ended December 31, 2007, reflected a blend of stock, bond, and cash performance. For the full year, the Portfolio had a total return of 6.15%. That compares with the 5.49% return of the S&P 500® Index. In terms of the fixed-income allocation, returns for the Citigroup BIG Index, High-Yield Cash-Pay Index, and Merrill Lynch Three-Month T-Bill Index were 7.22%, 1.91%, and 5.00%, respectively. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio’s performance matched its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds, which had an average return of 6.15%.

You could see the effect of the changes to the Balanced Portfolio made April 30, 2007, intended to improve the Portfolio’s risk-adjusted performance by increasing its diversification across a broader range of asset classes and providing shareholders the benefit of active management. The addition of international equities helped performance as did, our mid- and small-cap allocations, which significantly outperformed their underlying benchmarks, boosting the Portfolio’s domestic equity results.

From April 30, 2007, we made small adjustments to the Portfolio’s asset mix, reducing the Portfolio’s overall risk by raising our cash allocation from 2% of assets at the end of May to 5% by year-end. At the same time, we brought down our investment-grade bond allocation from 43% to 40% of assets because we thought bonds looked rich after a big rally that brought the yield on the 10-year Treasury note down below money market yields. Our high-yield allocation remained steady at about 6% of assets.

In equities, the Portfolio benefited from stock selection in the mid- and small-cap slices, though we maintained an underweight position in small-company stocks as a way to reduce the Portfolio’s risk profile. By year-end, the Portfolio had almost 49% of assets in equities, with 26% in large-cap stocks, about 12% in small- and mid-cap shares, and 11% in international.

Balanced Portfolio

Balanced Portfolio

Outlook

Looking ahead to 2008, we have a cautious outlook at a time of slower economic growth and sharp market volatility. With money market yields trending down in line with Fed rate cuts and bond yields having fallen significantly in 2007, equities look like the best relative values to us. But the risk in equities is that earnings growth will slow along with the economy. Should that happen, we would look to add to our stock position on weakness.

Of course, we should remind investors that we’re talking about small adjustments to portfolio weightings, rather than wholesale shifts between asset classes. Indeed, the volatility and wide range of returns across the financial markets over the last several years serve as reminders of the potential advantages of a well-diversified portfolio, which may include lower volatility and better risk-adjusted returns, although no investment can guarantee a profit or protect against a loss.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	10 Years
Balanced Portfolio	6.15%	9.10%	6.21%
S&P 500 Index	5.49%	12.83%	5.91%
Merrill Lynch Three-Month T-Bill Index	5.00%	3.07%	3.77%
Citigroup U.S. Broad Investment Grade Index	7.22%	4.55%	6.03%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%
Citigroup High Yield Cash Pay Index	1.91%	10.68%	5.92%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index	2.26%	10.75%	5.59%
Balanced Portfolio Blended Composite Benchmark	7.54%	10.38%	6.85%
Lipper Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	6.15%	9.81%	6.05%

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. In the graph and chart, the Portfolio is compared against various indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent instruments. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio

Balanced Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,022.10	$1.54
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.54

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Balanced Portfolio

Balanced Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Domestic Common Stocks and Warrants (36.9%)	Shares/ $ Par	Value $ (000’s)

Large Cap Common Stocks (24.8%)

Consumer Discretionary (2.9%)
Abercrombie & Fitch Co. — Class A	84,500	6,757
Best Buy Co., Inc.	91,300	4,807
*Comcast Corp. — Class A	301,700	5,509
Fortune Brands, Inc.	22,200	1,606
International Game Technology	170,800	7,503
J.C. Penney Co., Inc.	91,900	4,043
Johnson Controls, Inc.	233,600	8,419
*Kohl’s Corp.	129,800	5,945
The McGraw-Hill Companies, Inc.	106,600	4,670
*MGM MIRAGE	63,500	5,335
News Corp. — Class A	415,000	8,503
NIKE, Inc. — Class B	115,800	7,439
Omnicom Group, Inc.	140,200	6,664
Starwood Hotels & Resorts Worldwide, Inc.	60,600	2,668
Target Corp.	110,100	5,505

Total		85,373

Consumer Staples (2.8%)
Altria Group, Inc.	165,200	12,486
Avon Products, Inc.	242,900	9,602
CVS Caremark Corp.	329,500	13,097
*Hansen Natural Corp.	199,200	8,823
Loews Corp. — Carolina Group	82,700	7,054
PepsiCo, Inc.	185,200	14,056
The Procter & Gamble Co.	141,100	10,360
Wal-Mart Stores, Inc.	126,800	6,027

Total		81,505

Energy (2.3%)
Baker Hughes, Inc.	81,300	6,593
Diamond Offshore Drilling, Inc.	60,900	8,648
EOG Resources, Inc.	50,700	4,525
Exxon Mobil Corp.	102,700	9,622
Halliburton Co.	91,000	3,450
Marathon Oil Corp.	83,900	5,106
*National-Oilwell Varco, Inc.	77,600	5,700
Schlumberger, Ltd.	111,200	10,939
Valero Energy Corp.	72,800	5,098
XTO Energy, Inc.	118,875	6,105

Total		65,786

Financials (1.6%)
American Express Co.	121,100	6,300
CME Group, Inc.	10,600	7,272
The Goldman Sachs Group, Inc.	42,800	9,205
Lehman Brothers Holdings, Inc.	103,000	6,740
Prudential Financial, Inc.	81,700	7,601

Large Cap Common Stocks (24.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
State Street Corp.	49,700	4,036
UBS AG	91,900	4,227

Total		45,381

Health Care (3.9%)
Abbott Laboratories	147,900	8,305
Baxter International, Inc.	137,400	7,976
*Celgene Corp.	151,100	6,982
*Genzyme Corp.	58,300	4,340
*Gilead Sciences, Inc.	271,600	12,497
*Hospira, Inc.	145,400	6,200
Johnson & Johnson	136,100	9,078
Medtronic, Inc.	57,200	2,875
Merck & Co., Inc.	209,300	12,163
Novartis AG, ADR	128,700	6,990
Shire PLC, ADR	53,400	3,682
*St. Jude Medical, Inc.	192,600	7,827
*Thermo Fisher Scientific, Inc.	172,700	9,962
UnitedHealth Group, Inc.	119,300	6,943
Wyeth	142,400	6,293

Total		112,113

Industrials (2.8%)
The Boeing Co.	74,442	6,511
Danaher Corp.	126,900	11,134
FedEx Corp.	57,600	5,136
General Electric Co.	346,000	12,826
Honeywell International, Inc.	205,300	12,640
Norfolk Southern Corp.	108,900	5,493
*Spirit Aerosystems Holdings, Inc. — Class A	154,100	5,316
Textron, Inc.	142,800	10,182
United Technologies Corp.	172,900	13,233

Total		82,471

Information Technology (6.9%)
Accenture, Ltd. — Class A	191,100	6,885
*Adobe Systems, Inc.	108,100	4,619
*Amdocs, Ltd.	104,300	3,595
*Apple, Inc.	83,400	16,520
*Autodesk, Inc.	102,100	5,080
*Broadcom Corp. — Class A	273,100	7,139
*Cisco Systems, Inc.	407,800	11,039
Corning, Inc.	364,800	8,752
*eBay, Inc.	161,600	5,364
*Electronic Arts, Inc.	126,000	7,360
*EMC Corp.	192,000	3,558
*First Solar, Inc.	2,900	775
*Google, Inc. — Class A	30,000	20,744
Hewlett-Packard Co.	266,500	13,453
Intel Corp.	571,700	15,242
International Business Machines Corp.	72,600	7,848
Maxim Integrated Products, Inc.	219,900	5,823

Large Cap Common Stocks (24.8%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Microsoft Corp.	632,100	22,502
*Oracle Corp.	464,900	10,497
QUALCOMM, Inc.	177,700	6,992
*Research In Motion, Ltd.	44,000	4,990
*SunPower Corp. — Class A	5,800	756
Telefonaktiebolaget LM Ericsson, ADR	208,400	4,866
Texas Instruments, Inc.	171,700	5,735

Total		200,134

Materials (1.0%)
Monsanto Co.	155,900	17,411
Praxair, Inc.	120,300	10,672

Total		28,083

Telecommunication Services (0.3%)
*American Tower Corp. — Class A	84,900	3,617
*NII Holdings, Inc.	100,300	4,846

Total		8,463

Utilities (0.3%)
Exelon Corp.	97,700	7,976

Total		7,976

Total Large Cap Common Stocks		717,285

Mid Cap Common Stocks (10.0%)

Consumer Discretionary (1.4%)
*Coach, Inc.	83,300	2,547
*Collective Brands, Inc.	127,700	2,221
*Dollar Tree Stores, Inc.	104,900	2,719
*Focus Media Holding, Ltd., ADR	97,000	5,511
*GameStop Corp. — Class A	139,700	8,677
International Game Technology	97,800	4,296
*Jack in the Box, Inc.	80,200	2,067
*Kohl’s Corp.	48,600	2,226
*O’Reilly Automotive, Inc.	55,600	1,803
Orient-Express Hotels, Ltd. — Class A	24,700	1,421
*Saks, Inc.	102,300	2,124
Starwood Hotels & Resorts Worldwide, Inc.	29,000	1,277
*Urban Outfitters, Inc.	103,100	2,811

Total		39,700

Consumer Staples (0.2%)
*Bare Escentuals, Inc.	139,100	3,373
Longs Drug Stores Corp.	55,700	2,618

Total		5,991

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Mid Cap Common Stocks (10.0%)	Shares/ $ Par	Value $ (000’s)

Energy (1.2%)
*Cameron International Corp.	162,400	7,816
Diamond Offshore Drilling, Inc.	52,300	7,427
*National-Oilwell Varco, Inc.	65,700	4,826
Range Resources Corp.	73,700	3,785
*SandRidge Energy, Inc.	54,200	1,944
Smith International, Inc.	90,300	6,669
*Southwestern Energy Co.	63,200	3,522

Total		35,989

Financials (0.9%)
Assured Guaranty, Ltd.	70,100	1,860
CME Group, Inc.	5,100	3,499
*IntercontinentalExchange, Inc.	17,500	3,369
*Investment Technology Group, Inc.	112,700	5,363
MBIA, Inc.	50,300	937
Northern Trust Corp.	28,600	2,190
SEI Investments Co.	132,200	4,253
T. Rowe Price Group, Inc.	65,300	3,975

Total		25,446

Health Care (1.6%)
*Celgene Corp.	54,900	2,537
*Charles River Laboratories International, Inc.	39,000	2,566
*DaVita, Inc.	144,700	8,154
*Express Scripts, Inc.	113,400	8,278
*Immucor, Inc.	143,524	4,878
*Intuitive Surgical, Inc.	17,100	5,549
Mentor Corp.	46,600	1,822
*Pediatrix Medical Group, Inc.	65,700	4,477
*Psychiatric Solutions, Inc.	148,200	4,817
*VCA Antech, Inc.	102,400	4,529

Total		47,607

Industrials (1.7%)
C.H. Robinson Worldwide, Inc.	82,400	4,459
*Corrections Corp. of America	155,600	4,592
Expeditors International of Washington, Inc.	61,100	2,730
*Foster Wheeler, Ltd.	15,900	2,465
Harsco Corp.	69,700	4,466
J.B. Hunt Transport Services, Inc.	89,700	2,471
Knight Transportation, Inc.	204,100	3,023
The Manitowoc Co., Inc.	91,200	4,453
*McDermott International, Inc.	38,900	2,296
*Monster Worldwide, Inc.	60,100	1,947
MSC Industrial Direct Co., Inc. — Class A	56,500	2,287
Ritchie Bros. Auctioneers, Inc.	46,600	3,854
Robert Half International, Inc.	59,800	1,617

Mid Cap Common Stocks (10.0%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Spirit AeroSystems Holdings, Inc. — Class A	119,900	4,137
*Stericycle, Inc.	60,000	3,564

Total		48,361

Information Technology (2.5%)
*Activision, Inc.	209,200	6,213
Amphenol Corp. — Class A	137,000	6,353
*Autodesk, Inc.	91,900	4,573
*Broadcom Corp. — Class A	62,500	1,634
*Citrix Systems, Inc.	107,200	4,075
*Cognizant Technology Solutions Corp. — Class A	84,200	2,858
*Digital River, Inc.	68,700	2,272
FactSet Research Systems, Inc.	74,000	4,122
*Foundry Networks, Inc.	200,900	3,520
Global Payments, Inc.	67,500	3,140
Harris Corp.	38,900	2,438
KLA-Tencor Corp.	40,400	1,946
*MEMC Electronic Materials, Inc.	32,900	2,911
*Mettler-Toledo International, Inc.	34,800	3,960
Microchip Technology, Inc.	154,800	4,864
*Network Appliance, Inc.	93,800	2,341
*NeuStar, Inc. — Class A	101,200	2,902
*NVIDIA Corp.	121,800	4,144
*ValueClick, Inc.	205,500	4,500
*VeriFone Holdings, Inc.	119,800	2,785

Total		71,551

Materials (0.4%)
*Owens-Illinois, Inc.	106,700	5,282
Praxair, Inc.	67,800	6,015

Total		11,297

Other Holdings (0.1%)
SPDR Metals & Mining ETF	44,700	3,090

Total		3,090

Total Mid Cap Common Stocks		289,032

Small Cap Common Stocks (2.1%)

Consumer Discretionary (0.2%)
*American Public Education, Inc.	4,200	175
*Capella Education Co.	17,100	1,119
*Deckers Outdoor Corp.	2,500	388
*Global Sources, Ltd.	14,190	400
*LIFE TIME FITNESS, Inc.	16,800	835
*LKQ Corp.	41,000	862
*New Oriental Education & Technology Group, Inc.	7,900	637
*Pinnacle Entertainment, Inc.	29,400	693
Sotheby’s	7,500	286
*The9 Ltd., ADR	16,200	345
*Ulta Salon, Cosmetics & Fragrance, Inc.	8,700	149

Small Cap Common Stocks (2.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
*Zumiez, Inc.	12,000	292

Total		6,181

Consumer Staples (0.1%)
*Central European Distribution Corp.	18,400	1,069
UAP Holding Corp.	27,000	1,042

Total		2,111

Energy (0.2%)
*Arena Resources, Inc.	12,800	534
*Dril-Quip, Inc.	13,500	751
*Oceaneering International, Inc.	13,500	909
*T-3 Energy Services, Inc.	20,286	954
*Tesco Corp.	17,900	513
*W-H Energy Services, Inc.	7,400	416
*Willbros Group, Inc.	10,800	414

Total		4,491

Financials (0.1%)
CoBiz Financial, Inc.	20,400	303
*Encore Bancshares, Inc.	17,200	344
*FCStone Group, Inc.	19,400	893
*Global Cash Access Holdings, Inc.	57,100	346
Greenhill & Co., Inc.	7,900	525
*KBW, Inc.	28,200	722
optionsXpress Holdings, Inc.	34,000	1,150

Total		4,283

Health Care (0.4%)
*Adams Respiratory Therapeutics, Inc.	14,800	884
*AspenBio Pharma, Inc.	18,500	161
*BioMarin Pharmaceutical, Inc.	10,300	365
*Cepheid, Inc.	38,300	1,009
*Genoptix, Inc.	10,755	330
*Hologic, Inc.	9,300	638
*ICON PLC, ADR	6,100	377
*Masimo Corp.	19,545	771
Meridian Bioscience, Inc.	26,650	802
*NuVasive, Inc.	19,900	786
*Obagi Medical Products, Inc.	44,300	810
*Pediatrix Medical Group, Inc.	16,300	1,111
*Phase Forward, Inc.	27,514	598
*Providence Service Corp.	24,000	675
*Psychiatric Solutions, Inc.	18,500	601
*The Spectranetics Corp.	24,300	373
*Thoratec Corp.	31,100	566
*TomoTherapy, Inc.	15,500	303
*Trans1, Inc.	15,780	260

Total		11,420

Industrials (0.3%)
*The Advisory Board Co.	15,400	989
*Astronics Corp.	8,615	366
*Axsys Technologies, Inc.	17,498	641
Bucyrus International, Inc. — Class A	8,200	815

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Small Cap Common Stocks (2.1%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Corrections Corp. of America	21,200	626
*Huron Consulting Group, Inc.	8,400	677
Kaydon Corp.	6,600	360
Knight Transportation, Inc.	69,100	1,023
*Marlin Business Services Corp.	38,600	466
*Team, Inc.	26,456	968
*TransDigm Group, Inc.	7,900	357
*VistaPrint, Ltd.	8,100	347

Total		7,635

Information Technology (0.6%)
*Advanced Energy Industries, Inc.	22,700	297
*Aruba Networks, Inc.	38,900	580
*Bankrate, Inc.	7,819	376
*Bidz.com, Inc.	10,541	95
*Blackboard, Inc.	11,100	447
*comScore, Inc.	20,023	653
*Comtech Group, Inc.	39,700	640
*Cymer, Inc.	7,300	284
*DealerTrack Holdings, Inc.	9,000	301
*Digital River, Inc.	8,000	265
*Double-Take Software, Inc.	12,500	272
*IHS, Inc. — Class A	14,700	890
*Insight Enterprises, Inc.	47,900	874
*Interactive Intelligence, Inc.	17,202	453
*JA Solar Holdings Co., Ltd.	8,400	586

Small Cap Common Stocks (2.1%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Limelight Networks, Inc.	53,206	367
*Macrovision Corp.	43,400	796
*Mellanox Technologies, Ltd.	28,400	517
*MEMSIC, Inc.	19,500	198
*Netlogic Microsystems, Inc.	21,800	702
*Omniture, Inc.	12,500	416
*Polycom, Inc.	10,600	294
*RF Micro Devices, Inc.	53,000	303
*Riverbed Technology, Inc.	26,200	701
*Rubicon Technology, Inc.	4,765	113
*SiRF Technology Holdings, Inc.	32,800	824
*Sohu.com, Inc.	21,100	1,150
*SonicWALL, Inc.	73,300	786
*Switch and Data Facilities Co.	71,300	1,142
*Synaptics, Inc.	6,700	276
*Synchronoss Technologies, Inc.	22,800	808
*Taleo Corp. — Class A	18,600	554
*TechTarget	23,336	345
*Tessera Technologies, Inc.	13,100	545
*The Ultimate Software Group, Inc.	21,100	664
*ValueClick, Inc.	24,770	542
*VanceInfo Technologies, Inc., ADR	15,600	140

Total		19,196

Small Cap Common Stocks (2.1%)	Shares/ $ Par	Value $ (000’s)

Materials (0.1%)
Airgas, Inc.	15,000	782
*Haynes International, Inc.	7,400	514
Silgan Holdings, Inc.	13,700	712

Total		2,008

Other Holdings (0.0%)
SPDR Metals & Mining ETF	10,300	712

Total		712

Telecommunication Services (0.1%)
*Centennial Communications Corp.	65,200	606
*Glu Mobile, Inc.	57,500	300
*PAETEC Holding Corp.	59,000	575

Total		1,481

Utilities (0.0%)
ITC Holdings Corp.	11,500	649

Total		649

Total Small Cap Common Stocks		60,167

Total Domestic Common Stocks and Warrants (Cost: $839,356)		1,066,484

Foreign Common Stocks (10.7%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (1.1%)
Adidas AG	Germany	39,925	2,965
*Central European Media Enterprises, Ltd.	Czech Republic	31,215	3,620
*China Dongxiang Group Co.	China	582,000	433
Compagnie Financiere Richemont SA	Switzerland	42,240	2,896
Esprit Holdings, Ltd.	Hong Kong	148,600	2,211
*Focus Media Holding, Ltd., ADR	China	67,600	3,840
Hugo Boss AG	Germany	3,126	178
Industria de Diseno Textil SA	Spain	41,060	2,518
Makita Corp.	Japan	70,400	2,992
Rational AG	Germany	4,555	931
Resorts World Berhad	Malaysia	795,100	933
Suzuki Motor Corp.	Japan	107,500	3,249
Swatch Group AG	Switzerland	7,450	2,243
Voltas, Ltd.	India	238,723	1,493

Total			30,502

Consumer Staples (1.4%)
*Barry Callebaut AG	Switzerland	1,140	865
Carrefour SA	France	37,050	2,881
Coca-Cola Hellenic Bottling Co. SA	Greece	106,020	4,580
Heineken NV	Netherlands	63,445	4,094
Japan Tobacco, Inc.	Japan	544	3,259
Kerry Group PLC	Ireland	64,165	2,032
Nestle SA	Switzerland	7,790	3,571

Foreign Common Stocks (10.7%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
Reckitt Benckiser Group PLC	United Kingdom	83,210	4,817
*Shinsegae Co., Ltd.	South Korea	3,498	2,713
Shoppers Drug Mart Corp.	Canada	24,430	1,310
Tesco PLC	United Kingdom	482,335	4,574
Unilever NV	Netherlands	126,190	4,632
Woolworths, Ltd.	Australia	125,095	3,724

Total			43,052

Energy (0.8%)
*Artumas Group, Inc.	Norway	96,100	589
China Coal Energy Co.	China	686,000	2,156
Expro International Group PLC	United Kingdom	161,170	3,308
Nexen, Inc.	Canada	92,805	2,998
Petroleo Brasileiro SA, ADR	Brazil	23,000	2,651
Reliance Industries, Ltd.	India	65,907	4,821
Saipem SPA	Italy	114,210	4,572
Suncor Energy, Inc.	Canada	6,336	688

Total			21,783

Financials (1.6%)
Admiral Group PLC	United Kingdom	136,755	2,989
Anglo Irish Bank Corp. PLC	Ireland	159,275	2,562
Banco Espirito Santo SA	Portugal	135,115	2,958
Banco Santander SA	Spain	156,005	3,367
*Bovespa Holding SA	Brazil	3,015	58
DLF, Ltd.	India	54,036	1,473
Hopson Development Holdings, Ltd.	Hong Kong	700,000	1,935

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Foreign Common Stocks (10.7%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Housing Development Finance Corp., Ltd.	India	68,329	4,989
Hypo Real Estate Holding AG	Germany	41,005	2,160
Julius Baer Holding AG	Switzerland	39,330	3,248
Manulife Financial Corp.	Canada	96,480	3,932
Marfin Popular Bank Public Co., Ltd.	Greece	61,020	810
Piraeus Bank SA	Greece	99,740	3,886
Prudential PLC	United Kingdom	193,350	2,735
PT Bank Rakyat Indonesia	Indonesia	2,803,500	2,209
Samsung Fire & Marine Insurance Co., Ltd.	South Korea	6,275	1,696
Sun Hung Kai Properties, Ltd.	Hong Kong	65,000	1,381
*TAG Tegernsee Immobilien und Beteiligungs AG	Germany	110,467	1,054
The Toronto-Dominion Bank	Canada	29,400	2,057
UniCredito Italiano SPA	Italy	335,670	2,783

Total			48,282

Health Care (0.7%)
CSL, Ltd.	Australia	126,060	4,015
Daiichi Sankyo Co., Ltd.	Japan	116,500	3,594
Getinge AB	Sweden	95,200	2,547
Terumo Corp.	Japan	62,000	3,269
Teva Pharmaceutical Industries, Ltd., ADR	Israel	85,660	3,981
*William Demant Holding A/S	Denmark	26,985	2,498

Total			19,904

Industrials (2.0%)
ABB, Ltd., ADR	Switzerland	173,670	5,001
Alstom	France	18,750	4,022
Atlas Copco AB	Sweden	139,590	2,083
BAE Systems PLC	United Kingdom	411,920	4,076
Bharat Heavy Electricals, Ltd.	India	45,632	2,999
China Communications Construction Co., Ltd.	China	981,000	2,573
Companhia de Concessoes Rodoviarias	Brazil	101,360	1,566
Cosco Corp. Singapore, Ltd.	Singapore	564,000	2,262
Far Eastern Textile, Ltd.	Taiwan	2,035,000	2,388
FLSmidth & Co. A/S	Denmark	32,250	3,295
Gamuda Berhad	Malaysia	705,700	1,029
IVRCL Infrastructures and Projects, Ltd.	India	224,075	3,161
Keppel Corp., Ltd.	Singapore	287,000	2,588
Komatsu, Ltd.	Japan	56,400	1,538
Kuehne & Nagel International AG	Switzerland	36,895	3,532
*LG Corp.	South Korea	35,949	2,684
*Morphic Technologies AB	Sweden	242,200	742
SembCorp Marine, Ltd.	Singapore	926,600	2,597
Siemens AG	Germany	25,810	4,084
*SK Holdings Co., Ltd.	South Korea	7,750	1,639
*Vestas Wind Systems A/S	Denmark	31,700	3,419
Vinci SA	France	38,315	2,832

Total			60,110

Foreign Common Stocks (10.7%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology (0.9%)
*Autonomy Corp. PLC	United Kingdom	233,780	4,106
EVS Broadcast Equipment SA	Belgium	18,555	2,156
*Gresham Computing PLC	United Kingdom	203,462	224
Kontron AG	Germany	130,655	2,616
*LG.Philips LCD Co., Ltd.	South Korea	53,900	2,850
Nippon Electric Glass Co., Ltd.	Japan	157,000	2,571
Redecard SA	Brazil	75,230	1,217
*Temenos Group AG	Switzerland	107,740	2,657
United Internet AG	Germany	84,765	2,060
VTech Holdings, Ltd.	Hong Kong	206,000	1,480
Wistron Corp.	Taiwan	1,763,000	3,278

Total			25,215

Materials (1.1%)
Anglo American PLC	United Kingdom	51,874	3,174
BHP Billiton, Ltd.	Australia	110,635	3,890
Companhia Vale do Rio Doce, ADR	Brazil	132,300	4,322
Imperial Chemical Industries PLC	United Kingdom	203,900	2,702
*Intex Resources ASA	Norway	404,600	654
K+S AG	Germany	22,400	5,320
Lee & Man Paper Manufacturing, Ltd.	Hong Kong	628,800	2,762
Potash Corp. of Saskatchewan, Inc.	Canada	38,260	5,509
Syngenta AG	Switzerland	14,755	3,756

Total			32,089

Other Holdings (0.1%)
Nikkei 225 ETF	Japan	12,770	1,767

Total			1,767

Telecommunications (0.6%)
*Bharti Airtel, Ltd.	India	82,210	2,079
China Mobile, Ltd.	Hong Kong	282,500	4,996
Telefonica SA	Spain	85,015	2,756
*Telenor ASA	Norway	143,500	3,426
Vodafone Group PLC	United Kingdom	742,545	2,756

Total			16,013

Utilities (0.4%)
CEZ	Czech Republic	68,745	5,150
PT Perusahaan Gas Negara	Indonesia	2,245,500	3,670
Veolia Environnement	France	38,040	3,467

Total			12,287

Total Foreign Common Stocks (Cost: $281,637)			311,004

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.9%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	2,565,000	2,583
Boeing Capital Corp., 4.75%, 8/25/08	3,359,000	3,370
General Dynamics Corp., 3.00%, 5/15/08	6,398,000	6,362
General Dynamics Corp., 4.25%, 5/15/13	1,280,000	1,255
L-3 Communications Corp., 6.375%, 10/15/15	4,235,000	4,171
L-3 Communications Corp., 7.625%, 6/15/12	850,000	870
Lockheed Martin Corp., 6.15%, 9/1/36	1,720,000	1,779
Raytheon Co., 5.50%, 11/15/12	4,584,000	4,773

Total		25,163

Auto Manufacturing (0.1%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	2,590,000	2,601
DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	315,000	397

Total		2,998

Banking (1.5%)
Bank of America Corp., 5.42%, 3/15/17	515,000	498
Bank of America Corp., 5.625%, 10/14/16	1,610,000	1,619
Bank of America Corp., 5.75%, 12/1/17	470,000	471
Bank of New York Mellon Corp., 4.95%, 11/1/12	930,000	930
Bank One Corp., 5.25%, 1/30/13	4,480,000	4,468
Barclays Bank PLC, 5.926%, 12/15/16 144A	1,705,000	1,586
BB&T Corp., 4.90%, 6/30/17	470,000	434
BNP Paribas, 5.186%, 6/29/15 144A	200,000	182
BNP Paribas, 7.195%, 6/25/37 144A	300,000	296
Citigroup, Inc., 5.125%, 5/5/14	1,985,000	1,937
Citigroup, Inc., 6.125%, 11/21/17	1,210,000	1,243
Citigroup, Inc., 8.30%, 12/21/57	295,000	308
Credit Agricole SA/London, 6.637%, 5/31/17 144A	735,000	682

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Credit Suisse Guernsey, Ltd., 5.86%, 5/15/49	210,000	188
Deutsche Bank AG London, 5.375%, 10/12/12	910,000	932
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	1,080,000	982
JPMorgan Chase Bank NA, 5.875%, 6/13/16	2,055,000	2,071
M&I Marshall & Ilsley Bank, 5.15%, 2/22/12	2,480,000	2,439
Mellon Bank NA, 5.45%, 4/1/16	1,640,000	1,608
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	4,208,000	4,273
Northern Trust Corp., 5.30%, 8/29/11	795,000	811
PNC Funding Corp., 5.625%, 2/1/17	650,000	633
Royal Bank of Scotland Group PLC, 6.99%, 10/5/17 144A	305,000	304
State Street Bank and Trust Co., 5.30%, 1/15/16	1,780,000	1,731
UnionBanCal Corp., 5.25%, 12/16/13	810,000	784
US Bank NA, 4.80%, 4/15/15	2,680,000	2,573
Wachovia Bank NA/Charlotte NC, 5.60%, 3/15/16	250,000	245
Wachovia Bank NA/Charlotte NC, 6.60%, 1/15/38	685,000	688
Wachovia Bank NA/Charlotte NC, 6.00%, 11/15/17	255,000	257
Wachovia Corp., 5.35%, 3/15/11	3,080,000	3,119
Washington Mutual Bank, 5.95%, 5/20/13	1,690,000	1,502
Wells Fargo Bank NA, 5.75%, 5/16/16	90,000	91
Zions Bancorporation, 5.50%, 11/16/15	2,290,000	2,148

Total		42,033

Beverage/Bottling (0.3%)
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	255,000	250
Anheuser-Busch Companies, Inc., 5.95%, 1/15/33	155,000	157

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling continued
Bottling Group LLC, 4.625%, 11/15/12	430,000	431
Bottling Group LLC, 5.50%, 4/1/16	1,120,000	1,141
The Coca-Cola Co., 5.35%, 11/15/17	1,615,000	1,654
Constellation Brands, Inc., 7.25%, 9/1/16	1,570,000	1,472
Diageo Capital PLC, 4.375%, 5/3/10	1,578,000	1,574
PepsiCo, Inc., 4.65%, 2/15/13	540,000	544
PepsiCo, Inc., 5.15%, 5/15/12	105,000	109
SABMiller PLC, 6.20%, 7/1/11 144A	2,595,000	2,714

Total		10,046

Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16	810,000	792

Total		792

Cable/Media/Broadcasting/Satellite (0.9%)
CBS Corp., 6.625%, 5/15/11	460,000	477
Clear Channel Communications, Inc., 6.25%, 3/15/11	3,275,000	2,964
Comcast Corp., 5.875%, 2/15/18	1,130,000	1,127
Comcast Corp., 6.30%, 11/15/17	1,810,000	1,878
Comcast Corp., 6.95%, 8/15/37	245,000	264
Cox Communications, Inc., 4.625%, 1/15/10	1,390,000	1,379
Historic TW, Inc., 6.625%, 5/15/29	325,000	320
News America, Inc., 6.15%, 3/1/37	110,000	106
News America, Inc., 6.40%, 12/15/35	640,000	647
News America, Inc., 6.65%, 11/15/37 144A	800,000	825
Rogers Cable, Inc., 5.50%, 3/15/14	4,850,000	4,779
Rogers Cable, Inc., 6.25%, 6/15/13	200,000	205
TCI Communications, Inc., 8.75%, 8/1/15	1,030,000	1,198
Time Warner Cable, Inc., 5.40%, 7/2/12	1,310,000	1,313
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	5,435,000	5,508
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	1,650,000	1,944

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Viacom, Inc., 5.75%, 4/30/11	1,080,000	1,094

Total		26,028

Conglomerate/Diversified Manufacturing (0.1%)
General Electric Co., 5.00%, 2/1/13	1,000,000	1,013
United Technologies Corp., 6.35%, 3/1/11	1,120,000	1,192

Total		2,205

Consumer Products (0.3%)
The Clorox Co., 4.20%, 1/15/10	3,365,000	3,326
Fortune Brands, Inc., 5.375%, 1/15/16	885,000	843
The Gillette Co., 2.50%, 6/1/08	5,000,000	4,955
The Procter & Gamble Co., 5.55%, 3/5/37	645,000	649

Total		9,773

Electric Utilities (2.6%)
(n)Bruce Mansfield Unit, 6.85%, 6/1/34	510,000	514
Carolina Power & Light, Inc., 5.15%, 4/1/15	420,000	417
Carolina Power & Light, Inc., 6.50%, 7/15/12	415,000	442
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	260,000	262
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	270,000	295
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	140,000	142
CMS Energy Corp., 6.875%, 12/15/15	1,270,000	1,285
Consolidated Edison Co. of New York, 5.375%, 12/15/15	560,000	558
Consolidated Edison Co. of New York, 5.50%, 9/15/16	605,000	608
Consolidated Edison Co. of New York, 6.30%, 8/15/37	410,000	424
Consumers Energy Co., 4.80%, 2/17/09	6,580,000	6,564
DTE Energy Co., 7.05%, 6/1/11	7,520,000	7,985
Duke Energy Corp., 6.45%, 10/15/32	1,675,000	1,747

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	1,000,000	962
Entergy Mississippi, Inc., 6.25%, 4/1/34	1,030,000	970
Exelon Generation Co. LLC, 6.20%, 10/1/17	300,000	298
Florida Power & Light Co., 5.55%, 11/1/17	525,000	536
Florida Power & Light Co., 5.625%, 4/1/34	1,065,000	1,031
Florida Power Corp., 4.50%, 6/1/10	3,636,000	3,660
FPL Group Capital, Inc., 5.551%, 2/16/08	4,245,000	4,246
Indiana Michigan Power, 5.05%, 11/15/14	2,660,000	2,550
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	1,233,425	1,236
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	1,185,000	1,207
MidAmerican Energy Holdings Co., 5.95%, 5/15/37	260,000	252
Monongahela Power Co., 5.70%, 3/15/17 144A	860,000	849
Nevada Power Co., 5.875%, 1/15/15	1,830,000	1,819
Nevada Power Co., 6.50%, 5/15/18	1,560,000	1,597
Northern States Power Co., 5.25%, 10/1/18	270,000	266
Oncor Electric Delivery Co., 6.375%, 1/15/15	1,340,000	1,372
Oncor Electric Delivery Co., 7.00%, 9/1/22	880,000	912
Pacific Gas & Electric Co., 5.80%, 3/1/37	255,000	246
Pacific Gas & Electric Co., 6.05%, 3/1/34	415,000	414
PacifiCorp, 5.45%, 9/15/13	4,040,000	4,076
PacifiCorp, 5.75%, 4/1/37	840,000	810
PPL Electric Utilities Corp., 4.30%, 6/1/13	2,475,000	2,328
PPL Electric Utilities Corp., 6.25%, 8/15/09	215,000	220

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
PPL Energy Supply LLC, 6.00%, 12/15/36	425,000	389
Progress Energy, Inc., 6.85%, 4/15/12	1,155,000	1,236
Public Service Co. of Colorado, 5.50%, 4/1/14	1,320,000	1,331
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,500,000	1,491
Public Service Electric & Gas Co., 5.70%, 12/1/36	1,600,000	1,542
Puget Sound Energy, Inc., 3.363%, 6/1/08	2,465,000	2,445
Puget Sound Energy, Inc., 6.274%, 3/15/37	1,125,000	1,104
San Diego Gas & Electric Co., 5.30%, 11/15/15	250,000	250
San Diego Gas & Electric Co., 6.125%, 9/15/37	200,000	204
Sierra Pacific Power Co., 6.75%, 7/1/37	525,000	543
Southern California Edison Co., 5.00%, 1/15/16	2,055,000	2,008
Southern California Edison Co., 5.55%, 1/15/37	320,000	302
Southern California Edison Co., 5.625%, 2/1/36	85,000	81
Tampa Electric Co., 6.15%, 5/15/37	385,000	377
Tampa Electric Co., 6.55%, 5/15/36	520,000	535
Toledo Edison Co. 6.15%, 5/15/37	1,265,000	1,179
Union Electric Co., 6.40%, 6/15/17	180,000	189
Virginia Electric & Power Co., 5.25%, 12/15/15	3,790,000	3,745
Xcel Energy, Inc., 6.50%, 7/1/36	780,000	774

Total		72,825

Electronics (0.0%)
Cisco Systems, Inc., 5.50%, 2/22/16	280,000	285
International Business Machines Corp., 5.70% 9/14/17	835,000	863

Total		1,148

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Financials (0.7%)
CDX North America High Yield, 7.625%, 6/29/12	20,000,000	19,375

Total		19,375

Food Processors (0.4%)
Delhaize Group, 6.50%, 6/15/17	770,000	788
General Mills, Inc., 5.70%, 2/15/17	970,000	958
Kellogg Co., 6.60%, 4/1/11	4,675,000	4,953
Kraft Foods, Inc., 6.25%, 6/1/12	4,020,000	4,176
Kraft Foods, Inc., 6.50%, 8/11/17	430,000	445
Kraft Foods, Inc., 6.875%, 2/1/38	500,000	519
Smithfield Foods, Inc., 7.75%, 5/15/13	1,025,000	1,010

Total		12,849

Gaming/Lodging/Leisure (0.2%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	590,000	400
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	1,555,000	1,533
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	2,830,000	2,780

Total		4,713

Gas Pipelines (0.2%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	2,050,000	1,971
El Paso Corp., 7.00%, 6/15/17	515,000	516
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	1,800,000	1,915
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	2,440,000	2,411
Southern Natural Gas Co., 5.90%, 4/1/17 144A	200,000	197
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	200,000	218

Total		7,228

Independent Finance (0.4%)
General Electric Capital Corp., 5.375%, 10/20/16	1,000,000	1,013
General Motors Acceptance Corp. LLC, 6.00%, 12/15/11	2,135,000	1,791

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Independent Finance continued
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	330,000	308
HSBC Finance Corp., 4.125%, 11/16/09	4,400,000	4,349
International Lease Finance Corp., 4.75%, 1/13/12	2,190,000	2,160
iStar Financial, Inc., 5.15%, 3/1/12	1,900,000	1,642
Morgan Stanley, 5.95%, 12/28/17	524,000	524

Total		11,787

Industrials — Other (0.1%)
Centex Corp., 5.45%, 8/15/12	765,000	673
Centex Corp., 7.875%, 2/1/11	335,000	328
DR Horton, Inc., 5.375%, 6/15/12	540,000	468
DR Horton, Inc., 7.875%, 8/15/11	160,000	152
KB Home, 7.75%, 2/1/10	1,600,000	1,480
Lennar Corp., 5.95%, 10/17/11	1,125,000	947

Total		4,048

Information/Data Technology (0.1%)
Fiserv, Inc., 6.125%, 11/20/12	1,075,000	1,094
Fiserv, Inc., 6.80%, 11/20/17	1,075,000	1,100
International Business Machines Corp., 5.875%, 11/29/32	200,000	202
Seagate Technology HDD Holdings, 6.80%, 10/1/16	715,000	697
Siemens Financieringsmaatschappij N.V., 5.75%, 10/17/16 144A	645,000	658

Total		3,751

Life Insurance (0.0%)
Prudential Financial, Inc., 5.70%, 12/14/36	450,000	399

Total		399

Machinery (0.1%)
Case Corp., 7.25%, 1/15/16	2,525,000	2,525
John Deere Capital Corp., 4.50%, 8/25/08	1,325,000	1,321

Total		3,846

Metals/Mining (0.1%)
Alcoa, Inc., 5.55%, 2/1/17	1,000,000	970

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Metals/Mining continued
Alcoa, Inc., 5.72%, 2/23/19	630,000	619
Alcoa, Inc., 5.90%, 2/1/27	1,035,000	978

Total		2,567

Mortgage Banking (0.1%)
Countrywide Financial Corp., 5.80%, 6/7/12	730,000	533
Countrywide Home Loans, Inc., 4.125%, 9/15/09	235,000	172
Residential Capital LLC, 6.00%, 2/22/11	2,285,000	1,423

Total		2,128

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.40%, 7/15/14	785,000	769

Total		769

Oil & Gas Field Machines and Services (0.0%)
Pride International, Inc., 7.375%, 7/15/14	805,000	827

Total		827

Oil and Gas (0.8%)
Anadarko Finance Co., 7.50%, 5/1/31	1,040,000	1,169
Anadarko Petroleum Corp., 6.45%, 9/15/36	180,000	183
Apache Corp., 6.00%, 1/15/37	245,000	243
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	400,000	398
Canadian Natural Resources, Ltd., 6.25%, 3/15/38	400,000	391
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	335,000	341
ConocoPhillips Canada Funding Co., 5.30%, 4/15/12	1,390,000	1,427
Devon Energy Corp., 7.95%, 4/15/32	250,000	306
Devon Financing Corp. ULC, 6.875%, 9/30/11	3,040,000	3,255
EnCana Corp., 6.50%, 2/1/38	495,000	512
EnCana Corp., 6.625%, 8/15/37	70,000	73
EnCana Holdings Finance Corp., 5.80%, 5/1/14	1,075,000	1,102

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Hess Corp., 7.125%, 3/15/33	355,000	391
Marathon Oil Corp., 6.60%, 10/1/37	140,000	146
Nexen, Inc., 5.875%, 3/10/35	1,955,000	1,842
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	245,000	258
Petro-Canada, 5.95%, 5/15/35	995,000	960
Pioneer Natural Resource, 6.875%, 5/1/18	1,840,000	1,779
Suncor Energy, Inc., 6.50%, 6/15/38	415,000	444
Sunoco, Inc., 5.75%, 1/15/17	825,000	820
Talisman Energy, Inc., 5.85%, 2/1/37	910,000	851
Tesoro Corp., 6.25%, 11/1/12	2,070,000	2,070
Tesoro Corp., 6.50%, 6/1/17	2,615,000	2,588
Valero Energy Corp., 6.125%, 6/15/17	260,000	264
Valero Energy Corp., 6.625%, 6/15/37	625,000	629
XTO Energy, Inc., 5.30%, 6/30/15	260,000	259
XTO Energy, Inc., 6.75%, 8/1/37	200,000	215

Total		22,916

Other Finance (0.2%)
American General Finance Corp., 6.90%, 12/17/07	565,000	566
Capmark Financial Group, 6.30%, 5/10/17 144A	320,000	239
Eaton Vance Corp., 6.50%, 10/2/17	100,000	105
Prudential Financial, Inc., 6.625%, 12/1/37	550,000	555
SLM Corp., 5.375%, 1/15/13	80,000	72
SLM Corp., 5.375%, 5/15/14	520,000	462
SLM Corp., 5.45%, 4/25/11	4,560,000	4,195

Total		6,194

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14	855,000	842

Total		842

Paper and Forest Products (0.0%)
Weyerhaeuser Co., 6.875%, 12/15/33	130,000	122

Total		122

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals (0.2%)
Abbott Laboratories, 3.75%, 3/15/11	3,750,000	3,677
Bristol-Myers Squibb Co., 5.875%, 11/15/36	65,000	65
Wyeth, 5.95%, 4/1/37	685,000	687

Total		4,429

Property and Casualty Insurance (0.2%)
Berkley (WR) Corp., 9.875%, 5/15/08	4,310,000	4,377
The Progressive Corp., 6.70%, 6/15/37	315,000	292
The Travelers Companies, Inc., 6.25%, 6/15/37	435,000	421

Total		5,090

Railroads (0.7%)
Burlington North Santa Fe, 6.125%, 3/15/09	5,600,000	5,675
Burlington North Santa Fe, 6.15%, 5/1/37	415,000	403
Canadian National Railway Co., 5.85%, 11/15/17	140,000	142
Canadian Pacific Railroad Co., 5.95%, 5/15/37	370,000	334
CSX Corp., 5.60%, 5/1/17	325,000	313
CSX Corp., 6.25%, 3/15/18	660,000	663
Norfolk Southern Corp., 6.20%, 4/15/09	1,390,000	1,419
Union Pacific Corp., 3.875%, 2/15/09	5,600,000	5,552
Union Pacific Corp., 5.65%, 5/1/17	625,000	617
Union Pacific Corp., 5.75%, 11/15/17	420,000	418
Union Pacific Corp., 6.65%, 1/15/11	1,390,000	1,445
Union Pacific Corp., 7.375%, 9/15/09	2,750,000	2,899

Total		19,880

Real Estate Investment Trusts (0.8%)
AvalonBay Communities, Inc., 5.50%, 1/15/12	500,000	499
BRE Properties, Inc., 5.50%, 3/15/17	420,000	409
Colonial Realty LP, 6.05%, 9/1/16	360,000	334
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,535,000	1,492

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
Duke Realty LP, 5.95%, 2/15/17	835,000	808
ERP Operating LP, 5.25%, 9/15/14	1,950,000	1,858
ERP Operating LP, 5.75%, 6/15/17	515,000	490
First Industrial LP, 5.25%, 6/15/09	1,925,000	1,933
HCP, Inc., 6.70%, 1/30/18	200,000	195
Health Care Property Investors, Inc., 6.00%, 1/30/17	400,000	377
HRPT Properties Trust, 5.75%, 11/1/15	1,225,000	1,147
ProLogis, 5.50%, 3/1/13	2,000,000	1,976
ProLogis, 5.75%, 4/1/16	1,190,000	1,117
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	3,640,000	3,382
Simon Property Group LP, 5.375%, 6/1/11	3,555,000	3,511
Simon Property Group LP, 5.60%, 9/1/11	890,000	893
Simon Property Group LP, 6.10%, 5/1/16	1,560,000	1,542

Total		21,963

Restaurants (0.1%)
Darden Restaurants, Inc., 6.20%, 10/15/17	140,000	140
Darden Restaurants, Inc., 6.80%, 10/15/37	635,000	635
Yum! Brands, Inc., 6.875%, 11/15/37	800,000	797

Total		1,572

Retail Food and Drug (0.1%)
CVS/Caremark Corp., 4.875%, 9/15/14	985,000	950
CVS/Caremark Corp., 6.125%, 8/15/16	890,000	914
CVS/Caremark Corp., 6.25%, 6/1/27	715,000	717
The Kroger Co., 6.40%, 8/15/17	175,000	183
The Kroger Co., 6.80%, 12/15/18	90,000	96
The Kroger Co., 7.00%, 5/1/18	375,000	404
Tesco PLC, 6.15%, 11/15/37 144A	650,000	635

Total		3,899

Retail Stores (0.6%)
Costco Wholesale Corp., 5.30%, 3/15/12	195,000	200

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Federated Retail Holdings, Inc., 5.35%, 3/15/12	645,000	628
The Home Depot, Inc., 5.875%, 12/16/36	4,005,000	3,380
JC Penney Corp., Inc., 5.75%, 2/15/18	130,000	122
JC Penney Corp., Inc., 6.375%, 10/15/36	260,000	232
JC Penney Corp., Inc., 6.875%, 10/15/15	515,000	529
JC Penney Corp., Inc., 7.95%, 4/1/17	610,000	660
Kohl’s Corp., 6.25%, 12/15/17	900,000	904
Macy’s Retail Holdings, Inc., 6.30%, 4/1/09	3,785,000	3,814
Macy’s Retail Holdings, Inc., 7.00%, 2/15/28	120,000	113
May Department Stores Co., 6.65%, 7/15/24	90,000	83
Nordstrom, Inc., 7.00%, 1/15/38	265,000	273
Target Corp., 5.375%, 5/1/17	595,000	582
Target Corp., 5.40%, 10/1/08	5,605,000	5,627
Target Corp., 6.50%, 10/15/37	555,000	558
Wal-Mart Stores, Inc., 5.875%, 4/5/27	790,000	777

Total		18,482

Security Brokers and Dealers (0.5%)
The Goldman Sachs Group, Inc., 5.15%, 1/15/14	3,660,000	3,623
The Goldman Sachs Group, Inc., 5.75%, 10/1/16	1,170,000	1,188
Lehman Brothers Holdings, Inc., 4.80%, 3/13/14	320,000	298
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	1,255,000	1,206
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	1,010,000	977
Lehman Brothers Holdings, Inc., 6.875%, 7/17/37	215,000	210
Lehman Brothers Holdings, Inc., 7.00%, 9/27/27	1,025,000	1,040
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	375,000	345

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers continued
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	3,775,000	3,835
Morgan Stanley, 6.25%, 8/9/26	1,035,000	1,010

Total		13,732

Telecommunications (1.0%)
AT&T, Inc., 6.30%, 1/15/38	2,500,000	2,540
AT&T Corp., 8.00%, 11/15/31	2,380,000	2,923
British Telecom PLC, 8.625%, 12/15/30	620,000	821
Cingular Wireless LLC, 7.125%, 12/15/31	2,740,000	3,024
Deutsche Telekom International Finance, 5.75%, 3/23/16	665,000	666
Embarq Corp., 6.738%, 6/1/13	835,000	864
Embarq Corp., 7.082%, 6/1/16	1,940,000	1,999
Embarq Corp., 7.995%, 6/1/36	230,000	242
France Telecom SA, 8.50%, 3/1/31	975,000	1,264
Rogers Wireless, Inc., 6.375%, 3/1/14	875,000	901
Sprint Capital Corp., 6.90%, 5/1/19	645,000	641
Sprint Capital Corp., 8.375%, 3/15/12	2,830,000	3,065
Sprint Capital Corp., 8.75%, 3/15/32	470,000	530
Telecom Italia Capital, 4.00%, 1/15/10	3,360,000	3,290
Telecom Italia Capital, 6.20%, 7/18/11	1,620,000	1,665
Verizon Global Funding Corp., 5.85%, 9/15/35	1,425,000	1,394
Vodafone Group PLC, 5.50%, 6/15/11	2,820,000	2,850

Total		28,679

Tobacco (0.1%)
Reynolds America, Inc., 6.75%, 6/15/17	215,000	219
Reynolds America, Inc., 7.25%, 6/15/37	215,000	217
Reynolds America, Inc., 7.625%, 6/1/16	2,175,000	2,312

Total		2,748

Vehicle Parts (0.1%)
Johnson Controls, Inc., 5.25%, 1/15/11	1,390,000	1,393
Johnson Controls, Inc., 5.50%, 1/15/16	845,000	833
Johnson Controls, Inc., 6.00%, 1/15/36	520,000	496

Total		2,722

Investment Grade Segment (14.6%)	Shares/ $ Par	Value $ (000’s)

Yankee Sovereign (0.1%)
United Mexican States, 5.625%, 1/15/17	2,050,000	2,078

Total		2,078

Total Investment Grade Segment (Cost: $428,278)		422,646

Governments (8.6%)

Governments (8.6%)
Aid-Israel, 0.00%, 11/15/22	11,600,000	5,599
Aid-Israel, 0.00%, 11/15/23	11,500,000	5,292
Aid-Israel, 5.50%, 4/26/24	9,840,000	10,608
Housing & Urban Development, 6.17%, 8/1/14	14,981,000	16,181
(f)Japan Government, 0.70%, 10/15/08	826,600,000	7,417
Overseas Private Investment, 4.10%, 11/15/14	3,036,800	3,077
(e)Tennessee Valley Authority Stripped, 0.00%, 4/15/42	6,100,000	5,291
US Treasury, 3.125%, 11/30/09	58,585,000	58,649
(g)US Treasury, 3.375%, 11/30/12	71,400,000	71,160
US Treasury, 4.00%, 8/31/09	3,686,000	3,740
(g)US Treasury, 4.25%, 9/30/12	9,803,000	10,147
(g)US Treasury, 4.25%, 11/15/17	19,448,000	19,787
US Treasury, 4.625%, 7/31/12	25,160,000	26,418
US Treasury, 4.75%, 2/15/37	1,310,000	1,371
US Treasury Inflation Index Bond, 2.625%, 7/15/17	5,325,422	5,746

Total Governments (Cost: $244,325)		250,483

Structured Products (18.9%)

Structured Products (18.9%)
AEP Texas Central Transition Funding, 5.306%, 7/21/21	22,665,000	21,684
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.441%, 2/14/43 IO	60,481,686	2,607
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	2,026,111	2,025

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	2,489,662	2,518
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.659%, 5/10/17	2,907,000	2,972
Banc of America Funding Corp., Series 2007-1, Class TA1A, 5.38%, 1/25/37	3,779,578	3,654
Banc of America Funding Corp., Series 2007-4, Class TA1A, 4.955%, 5/25/37	4,382,296	4,342
Banc of America Mortgage Securities, Series 2004-G, Class 2A6, 4.657%, 8/25/34	5,332,000	5,325
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.544%, 6/25/34	11,842,000	11,694
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	2,580,000	2,545
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	2,368,822	2,360
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	2,040,513	2,033
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 6/10/17	6,462,000	6,645
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	1,539,883	1,560
Countrywide Home Loans, Inc., Series 2005-31, Class 2A1, 5.494%, 1/25/36	1,682,569	1,678
Credit Suisse Mortgage Capital Certificate, Series 2007-5, Class 3A19, 6.00%, 7/25/36	2,996,342	2,983
(n)Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	5,700,000	5,700
Daimler Chrysler Auto Trust, Series 2007-A, Class A1, 4.945%, 11/10/08 144A	8,446,164	8,453

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.608%, 2/18/31 IO	75,575,983	1,317
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.693%, 10/15/30 IO 144A	1,824,945	59
Fannie Mae Whole Loan, 6.25%, 5/25/42	7,541,517	7,827
Fannie Mae, Series 1989-20, Class A, 6.75%, 4/25/18	2,393,748	2,497
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	2,197,610	2,106
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	2,748,456	2,701
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	7,162,201	7,038
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	2,946,037	2,952
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	856,319	857
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	2,965,024	2,969
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	1,598,051	1,600
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	19,857,203	19,386
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	19,599,705	19,135
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	1,122,662	1,137
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	2,122,293	2,151
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	371,426	376
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	2,915,374	2,951
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	3,961,511	3,955
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	14,406,768	14,376
Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	1,981,501	2,011

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 6.00%, 10/1/37	22,978,059	23,320
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11	502,024	514
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, Series K001, Class A2, 5.65%, 4/25/16	8,794,451	9,020
Federal National Mortgage Association, 4.00%, 6/1/19	1,416,128	1,358
Federal National Mortgage Association, 4.50%, 6/1/19	10,420,782	10,249
Federal National Mortgage Association, 4.50%, 8/1/19	1,572,188	1,546
Federal National Mortgage Association, 4.50%, 12/1/19	1,177,716	1,158
Federal National Mortgage Association, 4.50%, 7/1/20	4,323,112	4,251
Federal National Mortgage Association, 5.00%, 3/1/20	3,694,783	3,700
Federal National Mortgage Association, 5.00%, 4/1/20	1,457,441	1,459
Federal National Mortgage Association, 5.00%, 5/1/20	5,665,086	5,671
Federal National Mortgage Association, 5.00%, 4/1/35	4,215,043	4,115
Federal National Mortgage Association, 5.00%, 7/1/35	5,490,782	5,361
Federal National Mortgage Association, 5.00%, 10/1/35	2,276,505	2,222
Federal National Mortgage Association, 5.17%, 1/1/16	4,089,190	4,161
Federal National Mortgage Association, 5.284%, 4/1/16	10,559,351	10,820
Federal National Mortgage Association, 5.32%, 4/1/14	2,678,784	2,760
Federal National Mortgage Association, 5.38%, 1/1/17	2,848,000	2,920
Federal National Mortgage Association, 5.50%, 4/1/21	2,627,291	2,662
Federal National Mortgage Association, 5.50%, 9/1/34	1,131,775	1,132

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 3/1/35	9,368,182	9,362
Federal National Mortgage Association, 5.50%, 7/1/35	2,003,122	2,002
Federal National Mortgage Association, 5.50%, 8/1/35	3,568,120	3,566
Federal National Mortgage Association, 5.50%, 9/1/35	20,186,328	20,174
Federal National Mortgage Association, 5.50%, 10/1/35	9,119,933	9,114
Federal National Mortgage Association, 5.50%, 11/1/35	21,717,234	21,704
Federal National Mortgage Association, 5.50%, 2/1/37	10,910,402	10,898
Federal National Mortgage Association, 6.00%, 5/1/35	410,625	417
Federal National Mortgage Association, 6.00%, 6/1/35	1,227,188	1,247
Federal National Mortgage Association, 6.00%, 7/1/35	7,772,888	7,897
Federal National Mortgage Association, 6.00%, 10/1/35	1,704,651	1,732
Federal National Mortgage Association, 6.00%, 11/1/35	8,465,350	8,601
Federal National Mortgage Association, 6.00%, 9/1/36	4,791,211	4,866
Federal National Mortgage Association, 6.50%, 9/1/31	1,329,972	1,375
Federal National Mortgage Association, 6.50%, 11/1/35	1,896,217	1,952
Federal National Mortgage Association, 6.50%, 12/1/35	2,432,584	2,504
Federal National Mortgage Association, 6.50%, 4/1/36	1,909,670	1,963
Federal National Mortgage Association, 6.50%, 11/1/36	714,347	734
Federal National Mortgage Association, 6.50%, 12/1/36	2,619,748	2,693
Federal National Mortgage Association, 6.50%, 2/1/37	2,577,337	2,650
Federal National Mortgage Association, 6.50%, 3/1/37	11,087,529	11,398

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.50%, 7/1/37	790,121	812
Federal National Mortgage Association, 6.50%, 8/1/37	4,906,199	5,044
Federal National Mortgage Association — Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	10,762,000	10,931
(n)Final Maturity Amortizing Notes, 4.45%, 8/25/12	8,207,482	8,214
First Horizon Mortgage Pass-Through Trust, Series 2004-2, Class B4, 5.621%, 5/25/34	4,089,648	4,090
First Union — Lehman Brothers Commercial Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/19	342,473	343
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.939%, 12/15/31 144A	3,100,000	3,284
Freddie Mac, Series 2840, Class LK, 6.00%, 11/15/17	3,386,380	3,474
Freddie Mac, Series 3065, Class TN, 4.50%, 10/15/33	2,110,458	2,085
Freddie Mac, Series 3248, Class LN, 4.50%, 7/15/35	15,308,042	15,079
Government National Mortgage Association, 5.00%, 7/15/33	2,137,540	2,107
Government National Mortgage Association, 5.50%, 1/15/32	183,811	185
Government National Mortgage Association, 5.50%, 2/15/32	2,125,855	2,144
Government National Mortgage Association, 5.50%, 9/15/32	61,106	62
(n)Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	1,975,626	1,969
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.56%, 11/10/39	7,935,000	8,059

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,743,021	1,833
Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2A, 4.9355%, 1/25/37	4,448,204	4,367
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.750%, 6/15/50	2,817,000	2,894
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	13,215,726	13,203
RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.47%, 1/15/19 144A	1,800,000	936
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	45,093	45
TBW Mortgage Backed Pass-Through Certificates, Series 2007-1, Class A1, 4.955%, 3/25/37	3,809,036	3,784
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.035%, 1/25/09	9,167,560	8,868
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 4.975%, 3/25/37	2,969,277	2,866
WAMU Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	4,028,569	3,972
WAMU Mortgage Pass-Through Certificates, Series 2003-AR10, Class A6, 4.056%, 10/25/33	2,902,000	2,885
Washington Mutual Mortgage Pass-Through, Series 2006-6, Class 4A, 6.693%, 11/25/34	1,852,476	1,889
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	8,006,000	7,954

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Structured Products (18.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class - 1A1, 5.50%, 11/25/35	4,467,157	4,410
Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	4,827,381	4,750

Total Structured Products (Cost: $545,301)		545,965

Below Investment Grade Segment (4.9%)

Aerospace/Defense (0.1%)
Bombardier, Inc., 8.00%, 11/15/14 144A	150,000	157
DRS Technologies, Inc., 7.625%, 2/1/18	500,000	506
(c)Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15 144A	310,000	307
L-3 Communications Corp., 6.375%, 10/15/15	1,500,000	1,477

Total		2,447

Autos/Vehicle Parts (0.3%)
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	790,000	713
Ford Motor Co., 7.45%, 7/16/31	750,000	557
Ford Motor Credit Co., 8.00%, 12/15/16	750,000	637
Ford Motor Credit Co., 9.875%, 8/10/11	2,000,000	1,891
General Motors Corp., 8.375%, 7/15/33	1,100,000	886
Lear Corp., 8.50%, 12/1/13	135,000	126
Lear Corp., 8.75%, 12/1/16	1,000,000	910
Tenneco, Inc., 8.125%, 11/15/2015 144A	170,000	168
TRW Automotive, Inc., 7.25%, 3/15/17 144A	665,000	597
Visteon Corp., 8.25%, 8/1/10	1,115,000	987

Total		7,472

Basic Materials (0.5%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	1,100,000	858
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	845,000	627

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Berry Plastics Holding Corp., 8.875%, 9/15/14	450,000	428
Bowater Canada Finance, 7.95%, 11/15/11	500,000	404
Cascades, Inc., 7.25%, 2/15/13	350,000	328
Crown Americas, Inc., 7.625%, 11/15/13	650,000	665
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	1,000,000	1,145
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	1,975,000	2,117
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	1,250,000	1,216
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	370,000	360
Graphic Packaging International Corp., 9.50%, 8/15/13	600,000	593
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	1,250,000	1,349
Massey Energy Co., 6.625%, 11/15/10	750,000	733
Mosaic Global Holdings, Inc., 7.625%, 12/1/16 144A	750,000	810
New Page Corp., 10.00%, 5/1/12 144A	375,000	377
Peabody Energy Corp., 7.375%, 11/1/16	750,000	769
Peabody Energy Corp., 7.875%, 11/1/26	670,000	680

Total		13,459

Builders/Building Materials (0.0%)
KB Home, 7.75%, 2/1/10	870,000	805
K. Hovnanian Enterprises, 7.75%, 5/15/13	614,000	344

Total		1,149

Capital Goods (0.1%)
Case New Holland, Inc., 7.125%, 3/1/14	680,000	678
Rental Service Corp., 9.50%, 12/1/14	165,000	148
SPX Corp., 7.625%, 12/15/14, 144A	510,000	520
Terex Corp., 8.00%, 11/15/17	675,000	683
United Rentals North America, Inc., 6.50%, 2/15/12	1,750,000	1,589

Total		3,618

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing (0.1%)
Albertson’s, Inc., 7.25%, 5/1/13	750,000	767
Claire’s Stores, Inc., 10.50%, 6/1/17 144A	585,000	313
Claire’s Stores, Inc., 9.25%, 6/1/15 144A	230,000	159
Education Management LLC, 10.25%, 6/1/16	875,000	901
Levi Strauss & Co., 8.875%, 4/1/16	850,000	822
Michaels Stores, Inc., 11.375%, 11/1/16	445,000	408
Rite Aid Corp., 9.375%, 12/15/15	325,000	270

Total		3,640

Energy (0.5%)
AmeriGas Partners LP, 7.25%, 5/20/15	625,000	613
Basic Energy Services, Inc., 7.125%, 4/15/16	825,000	776
Chaparral Energy, Inc., 8.875%, 2/1/17 144A	800,000	722
Chesapeake Energy Corp., 6.625%, 1/15/06	1,000,000	978
Cimarex Energy Co., 7.125%, 5/1/17	150,000	147
Complete Production Services, Inc., 8.00%, 12/15/16	500,000	484
Connacher Oil & Gas, 10.25%, 12/15/15 144A	450,000	449
El Paso Corp., 7.75%, 1/15/32	670,000	680
Forest Oil Corp., 7.25%, 6/15/19 144A	390,000	392
Helix Energy Solutions, 9.50%, 1/15/16 144A	680,000	692
Key Energy Services, Inc., 8.375%, 12/1/14 144A	675,000	690
Knight, Inc., 6.50%, 9/1/12	665,000	661
Mariner Energy, Inc., 8.00%, 5/15/17	448,000	426
Newfield Exploration Co., 6.625%, 4/15/16	850,000	833
OPTI Canada, Inc., 8.25%, 12/15/14 144A	395,000	391
Petrohawk Energy Corp., 9.125%, 7/15/13	1,150,000	1,211
Petroplus Finance, Ltd., 6.75%, 5/1/14 144A	420,000	391
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	350,000	320
Plains Exploration & Production Co., 7.75%, 6/15/15	550,000	550
Range Resources Corp., 6.375%, 3/15/15	750,000	731
Sonat, Inc., 7.625%, 7/15/11	190,000	194

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Stallion Oilfield Services/Stallion Oilfield Finance Corp., 9.75%, 2/1/15 144A	355,000	327
Tesoro Corp., 6.625%, 11/1/15	225,000	223
W&T Offshore, Inc., 8.25%, 6/15/14 144A	620,000	581
Whiting Petroleum Corp., 7.25%, 5/1/13	850,000	837

Total		14,299

Financials (0.2%)
Crum & Forster Holdings Corp., 7.75%, 5/1/17	562,000	551
E*Trade Financial Corp., 7.375%, 9/15/13	35,000	27
E*Trade Financial Corp., 7.875%, 12/1/15	360,000	275
E*Trade Financial Corp., 8.00%, 6/15/11	380,000	330
General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	1,020,000	894
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	2,275,000	1,909
Nuveen Investments, Inc. 10.50%, 11/15/15 144A	500,000	498
Residential Capital LLC, 6.875%, 6/30/15	650,000	393
Residential Capital LLC, 8.544%, 4/17/09 144A	270,000	133
SLM Corp., 5.375%, 5/15/14	800,000	711

Total		5,721

Foods (0.2%)
Constellation Brands, Inc., 8.375%, 12/15/14	285,000	286
Constellation Brands, Inc., 7.25%, 5/15/17 144A	575,000	532
Dean Foods Co., 7.00%, 6/1/16	1,250,000	1,113
Dole Foods Co., 8.625%, 5/1/09	1,475,000	1,422
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17 144A	950,000	817
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 144A	450,000	411
Smithfield Foods, Inc., 7.75%, 5/15/13	850,000	837
Smithfield Foods, Inc., 7.75%, 7/1/17	455,000	440
Constellation Brands, Inc., 7.25%, 9/1/16	695,000	652

Total		6,510

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging (0.4%)
AMC Entertainment, Inc., 11.00%, 2/1/16	335,000	353
Boyd Gaming Corp., 7.75%, 12/15/12	850,000	861
Corrections Corp. of America, 6.25%, 3/15/13	900,000	887
Felcor Lodging LP, 8.50%, 6/1/11	750,000	782
Host Marriot LP, 7.125%, 11/1/13	1,000,000	1,008
Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 144A	840,000	844
MGM Mirage, Inc., 6.75%, 9/1/12	1,230,000	1,197
MGM Mirage, Inc., 7.50%, 6/1/16	1,100,000	1,089
Mohegan Tribal Gaming, 6.875%, 2/15/15	455,000	428
Park Place Entertainment Corp., 8.125%, 5/15/11	1,250,000	1,163
Pinnacle Entertainment, Inc., 7.50%, 6/15/15 144A	375,000	340
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	580,000	570
Wynn Las Vegas LLC, 6.625%, 12/1/14	1,350,000	1,325

Total		10,847

Health Care/Pharmaceuticals (0.3%)
Community Health Systems, Inc., 8.875%, 7/15/15	1,335,000	1,360
FMC Finance III SA, 6.875%, 7/15/17 144A	760,000	760
HCA, Inc., 6.75%, 7/15/13	650,000	579
HCA, Inc., 9.25%, 11/15/16	2,250,000	2,362
(c)HCA, Inc., 9.625%, 11/15/16	900,000	952
Health Management Associates, Inc., 6.125%, 4/15/16	665,000	576
Service Corp. International, 6.75%, 4/1/15	600,000	593
Tenet Healthcare Corp., 7.375%, 2/1/13	550,000	481
Tenet Healthcare Corp., 9.875%, 7/1/14	210,000	200

Total		7,863

Media (0.6%)
Charter Communications Holdings LLC, 10.25%, 9/15/10	1,250,000	1,219
Charter Communications Holdings LLC, 11.00%, 10/1/15	1,250,000	1,013

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Media continued
Charter Communications Holdings LLC, 11.75%, 5/15/14	1,555,000	984
CSC Holdings, Inc., 7.625%, 4/1/11	2,250,000	2,244
CSC Holdings, Inc., 7.875%, 2/15/18	1,000,000	935
EchoStar DBS Corp., 7.125%, 2/1/16	375,000	383
Idearc, Inc., 8.00%, 11/15/16	2,500,000	2,293
Intelsat Bermuada, Ltd., 8.50%, 1/15/13	600,000	603
Intelsat Bermuada, Ltd., 11.25%, 6/15/16	450,000	465
Lamar Media Corp., 6.625%, 8/15/15	800,000	778
Lamar Media Corp., 6.625%, 8/15/15 144A	165,000	160
LIN Television Corp., 6.50%, 5/15/13	750,000	706
Mediacom Broadband LLC 8.50%, 10/15/15	600,000	532
Quebecor Media, 7.75%, 3/15/16 144A	660,000	634
R.H. Donnelley Corp., 6.875%, 1/15/13	2,750,000	2,460
R.H. Donnelley Corp., 8.875%, 10/15/17 144A	430,000	398
(c)Univision Communications, 9.75%, 3/15/15 144A	1,150,000	1,048
Videotron Ltee, 6.875%, 1/15/14	130,000	127

Total		16,982

Real Estate (0.0%)
American Real Estate Partners LP, 7.125%, 2/15/13 144A	500,000	470

Total		470

Services (0.1%)
Allied Waste North America, Inc., 6.875%, 6/1/17	500,000	488
Allied Waste North America, Inc., 7.25%, 3/15/15	1,000,000	994
ARAMARK Corp., 8.50%, 2/1/15	945,000	957
Realogy Corp., 10.50%, 4/15/14 144A	440,000	329
Realogy Corp., 12.375%, 4/15/15 144A	600,000	378

Total		3,146

Structured Product (0.6%)
CDX North America High Yield, 7.50%, 6/29/12	20,000,000	19,475

Total		19,475

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Technology (0.2%)
First Data Corp., 9.875%, 9/24/15 144A	1,220,000	1,134
Flextronics International, Ltd., 6.50%, 5/15/13	750,000	728
Freescale Semiconductor, Inc., 8.875%, 12/15/14	650,000	580
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14	900,000	765
NXP BV, 7.875%, 10/15/14	485,000	461
NXP BV, 9.50%, 10/15/15	375,000	344
Sabre Holdings Corp., 6.35%, 3/15/16	500,000	445

Total		4,457

Telecommunications (0.2%)
(c)(n)Alltel Communications, Inc., 10.375%, 12/1/17 144A	680,000	631
American Tower Corp., 7.00%, 10/15/17, 144A	500,000	503
Citizens Communications, 9.00%, 8/15/31	1,480,000	1,476
Citizens Communications, 9.25%, 5/15/11	1,370,000	1,483
Qwest Corp., 6.50%, 6/1/17	750,000	718
Windstream Corp., 7.00%, 3/15/19	500,000	476
Windstream Corp., 8.625%, 8/1/16	865,000	908

Total		6,195

Transportation (0.1%)
American Railcar Industries, Inc., 7.50%, 3/1/14	500,000	473
Kansas City Southern de Mexico, 7.375%, 6/1/14 144A	1,500,000	1,458

Total		1,931

Utilities (0.4%)
The AES Corp., 7.75%, 10/15/15 144A	365,000	370
The AES Corp., 8.00%, 10/15/17 144A	500,000	511
The AES Corp., 9.375%, 9/15/10	780,000	819
Dynegy Holdings, Inc., 7.50%, 6/1/15	325,000	304
Dynegy Holdings, Inc., 7.75%, 6/1/19	485,000	447
Dynegy Holdings, Inc., 8.375%, 5/1/16	750,000	733

Below Investment Grade Segment (4.9%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Edison Mission Energy, 7.00%, 5/15/17	1,050,000	1,032
Edison Mission Energy, 7.20%, 5/15/19	1,225,000	1,204
Elwood Energy LLC, 8.159%, 7/5/26	581,145	581
Energy Future Holdings Corp., 10.875%, 11/1/17 144A	670,000	673
Indiantown Cogeneration LP, Series A-10, 9.77%, 12/15/20	1,600,000	1,786
Intergen NV, 9.00%, 6/30/17 144A	665,000	700
NRG Energy, Inc., 7.25%, 2/1/14	500,000	488
NRG Energy, Inc., 7.375%, 1/15/17	865,000	843
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15 144A	2,050,000	2,029

Total		12,520

Total Below Investment Grade Segment (Cost: $150,401)		142,201

Money Market Investments (8.3%)

Autos (1.7%)
(b)Daimler Chrysler Auto, 5.80%, 1/11/08	20,000,000	19,968
(b)Fcar Owner Trust I, 6.00%, 1/4/08	10,000,000	9,995
(b)Fcar Owner Trust I, 6.15%, 1/2/08	10,000,000	9,998
(k)New Center Asset Trust, 6.00%, 1/8/08	10,000,000	9,988

Total		49,949

Commercial Bank Non-US (0.4%)
HBOS Treasury Services PLC, 5.23%, 4/9/08	3,000,000	2,999
Royal Bank of Canada, 4.30%, 1/30/08	10,000,000	9,966

Total		12,965

Federal Government and Agencies (0.5%)
Federal Home Loan Bank, 4.20%, 2/29/08	5,000,000	4,966
Federal Home Loan Bank, 5.25%, 2/5/08	2,250,000	2,251
Federal Home Loan Mortgage Corp., 4.97%, 2/4/08	2,200,000	2,190

Money Market Investments (8.3%)	Shares/ $ Par	Value $ (000’s)

Federal Government and Agencies continued
Federal Home Loan Mortgage Corp., 4.97%, 3/3/08	2,300,000	2,284
Federal National Mortgage Association, 4.40%, 2/4/08	2,400,000	2,399

Total		14,090

Finance Lessors (1.0%)
Ranger Funding Co. LLC, 5.65%, 1/11/08	10,000,000	9,984
Ranger Funding Co. LLC, 5.70%, 1/23/08	10,000,000	9,968
Windmill Funding Corp., 5.80%, 1/9/08	10,000,000	9,988

Total		29,940

Finance Services (3.0%)
Alpine Securitization, 5.75%, 1/3/08	10,000,000	9,997
Alpine Securitization, 5.75%, 1/7/08	10,000,000	9,990
Barton Capital, 5.50%, 1/2/08	20,000,000	19,997
Bryant Park Funding LLC, 5.25%, 1/23/08	10,000,000	9,968
Ciesco LP, 5.40%, 1/15/08	10,000,000	9,979
Ciesco LP, 5.50%, 1/7/08	10,000,000	9,991
Rabobank Financial Corp., 3.74%, 1/2/08	15,680,000	15,678

Total		85,600

Miscellaneous Business Credit Institutions (0.5%)
Park Avenue Receivables, 5.70%, 1/15/08	5,000,000	4,989
Park Avenue Receivables, 5.70%, 1/17/08	10,000,000	9,975

Total		14,964

National Commercial Banks (0.1%)
BankBoston NA, 6.375%, 4/15/08	1,800,000	1,803

Total		1,803

Security Brokers and Dealers (0.4%)
The Goldman Sachs Group, Inc., 4.125%, 1/15/08	2,300,000	2,299
Merrill Lynch, 4.75%, 2/1/08	10,000,000	9,959

Total		12,258

Short Term Business Credit (0.7%)
Old Line Funding Corp., 5.85%, 1/7/08	10,000,000	9,990

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

Money Market Investments (8.3%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit continued
Old Line Funding Corp., 5.90%, 1/2/08	10,000,000	9,999

Total		19,989

Total Money Market Investments (Cost: $241,554)		241,558

Total Investments (102.9%) (Cost $2,730,852)(a)		2,980,341

Other Assets, Less Liabilities (-2.9%)		(84,146)

Net Assets (100.0%)		2,896,195

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $77,656, representing 2.68% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $2,733,357 and the net unrealized appreciation of investments based on that cost was $246,984 which is comprised of $329,030 aggregate gross unrealized appreciation and $82,046 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2007, $33,184)	90	3/08	$53
US Ten Year Treasury Note (Short) (Total Notional Value at December 31, 2007, $3,500)	31	3/08	$(15)

(c)	PIK — Payment In Kind

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

(g)	All or portion of the securities have been loaned. See note 6.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Balanced Portfolio

(j)	Swap agreements outstanding on December 31, 2007:

Total Return Swaps

Counterparty	Reference Entity	Payments Made by the Fund	Payments Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Credit Suisse Securities (Europe) Ltd.	Russell Midcap Value Index	1 Month USD-LIBOR -5 Basis Points (BPS)	Russell Midcap Value Index Total Return	5/2008	76,937	$(624)
Credit Suisse Securities (Europe) Ltd.	Russell Midcap Growth Index	Russell Midcap Growth Total Return	1 Month USD-LIBOR -45 BPS	5/2008	85,536	(526)
Credit Suisse Securities (Europe) Ltd.	Russell 1000 Value Index	1 Month USD-LIBOR +4 BPS	Russell 1000 Value Index Total Return	5/2008	212,214	(954)
Credit Suisse Securities (Europe) Ltd.	Russell 1000 Growth Index	Russell 1000 Growth Index Total Return	1 Month USD-LIBOR -19 BPS	5/2008	233,756	(505)
Goldman Sachs International	Russell Midcap Value Index	1 Month USD-LIBOR +15 BPS	Russell Midcap Value Index Total Return	5/2008	60,906	(494)
Goldman Sachs International	Russell Midcap Growth Index	Russell Midcap Growth Total Return	1 Month USD-LIBOR -35 BPS	5/2008	56,322	(347)
Goldman Sachs International	Russell 1000 Value Index	1 Month USD-LIBOR +10 BPS	Russell 1000 Value Index Total Return	5/2008	152,334	(685)
Goldman Sachs International	Russell 1000 Growth Index	Russell 1000 Growth Index Total Return	1 Month USD-LIBOR -15 BPS	5/2008	148,797	(321)
Goldman Sachs International	Smallcap Value Synthetic Return	1 Month USD-LIBOR -25 BPS	Smallcap Value Synthetic Total Return	5/2008	33,357	65
Goldman Sachs International	Smallcap Growth Synthetic Return	Smallcap Growth Synthetic Total Return	1 Month USD-LIBOR -80 BPS	5/2008	35,694	(480)

						$(4,871)

(k)	Securities with an aggregate value of $9,988 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2007.

(m)	Amount is less than one thousand

(n)	At December 31, 2007 portfolio securities with an aggregate market value of $17,028 (in thousands) were valued with reference to securities whose prices are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Actively manage the Portfolio through a flexible policy of allocating assets among stocks, bonds and cash, adjusting the mix to capitalize on changing financial markets and economic conditions.	$302 million

Portfolio Overview

The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. The Asset Allocation Portfolio invests in seven categories of assets: large capitalization stocks, medium capitalization stocks, small capitalization stocks, foreign stocks, investment grade bonds, below investment grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by an investment professional with expertise in that category. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Market Overview

Stocks hit record highs in 2007, before the housing, credit, and liquidity crises brought a surge in volatility that saw U.S. equities finish mixed — large-cap and growth-oriented shares managed positive returns, but small-cap and value shares had negative results. For all of 2007, returns for large-, medium- and small-sized companies were 5.49%, 7.98%, and –0.30%, as measured by the S&P 500®, 400®, and 600® Stock Indices, respectively.

Meanwhile, international equities performed very well in 2007, helped by generally healthy global growth outside the U.S. and a falling dollar. (A weaker U.S. currency means returns on overseas investments are worth more in dollar terms.) For the full year, the MSCI EAFE Index — a measure of large-cap stock performance in Europe, Australasia, and the Far East — returned 11.63%.

In terms of fixed-income performance, bonds endured a period of remarkable volatility in 2007 as a result of credit and liquidity crises in the second half of the year, touched off by mounting losses on subprime loans. In that environment, the Federal Reserve began a campaign to cut interest rates and restore confidence and liquidity to the system. Against that backdrop, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.22%, led by Treasury bonds.

Portfolio Performance

The Portfolio’s results in 2007 reflected the solid performance of its equity allocation, beating broad measures of both stock and bond performance. For the full year, the Asset Allocation Portfolio had a total return of 9.40%. That compares with the 5.49% return of the S&P 500® Index. In terms of the fixed income allocation, returns for the Citigroup BIG Index, High-Yield Cash-Pay Index, and Merrill Lynch Three-Month T-Bill Index were 7.22%, 1.91%, and 5.00%, respectively. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outperformed its peer group, Mixed-Asset Target Allocation Growth Funds, which had an average return of 6.76%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s outperformance of its peer group for the year can be attributed primarily to positioning in our equity allocation. In addition, we tended to hold an overweight position in international equities, which performed well. In 2007, growth beat value, mid-cap stocks were the best performing segment of the market, and international equities beat domestic by a wide margin. What’s more, the Portfolio benefited from strong stock selection in the mid- and small-cap growth allocations, significantly outperforming the returns of the underlying benchmarks.

Several of our allocation decisions aided performance in 2007. In equities, it helped to be underweight small-cap stocks and overweight international. Because our international holdings performed well, that slice rose to 20% of Portfolio assets by June 30, when equities represented almost 67% of the Portfolio. We began to trim those positions, locking in gains and reducing the Portfolio’s risk profile over the course of the year. By year-end, the Portfolio had 64% of assets in equities, with 33% in large-cap equities, about 14% in small- and mid-cap shares, and 17% in international.

In the fixed-income component, an overweight to mortgage-backed and corporate bonds relative to Treasury bonds meant the bond allocation trailed its underlying benchmark. At the Portfolio level, we reduced cash in favor of longer-term bonds early in 2007, when Treasury yields rose above 5%. This trade helped relative results, because bonds outperformed cash and equities by a wide margin in the second half of the year. At year-end, 21% of assets were in investment-grade bonds, 8% in high-yield bonds, and 7% in money market securities.

  Asset Allocation Portfolio

Asset Allocation Portfolio

Outlook

Looking ahead to 2008, we have a cautious outlook at a time of slower economic growth and sharp market volatility. With money market yields trending down in line with Fed rate cuts and bond yields having fallen significantly in 2007, equities look like the best relative values to us. But the risk in equities is that earnings growth will slow along with the economy. Should that happen, we would look to add to our stock position on weakness.

Of course, we should remind investors that we’re talking about small adjustments to portfolio weightings, rather than wholesale shifts between asset classes. Indeed, the volatility and wide range of returns across the financial markets over the last several years serve as reminders of the potential advantages of a well-diversified portfolio, which may include lower volatility and better risk-adjusted returns, although no investment can guarantee a profit or protect against a loss.

Average Annual Total Return For Periods Ended December 31, 2007
	1 Year	5 Years	Since Inception*
Asset Allocation Portfolio	9.40%	11.29%	6.52%
S&P 500 Index	5.49%	12.83%	4.89%
Merrill Lynch Three Month T-Bill Index	5.00%	3.07%	2.88%
Citigroup U.S. Broad Investment Grade Index	7.22%	4.55%	5.47%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.40%
Citigroup High Yield Cash Pay Index	1.91%	10.68%	8.20%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index	2.26%	10.75%	8.21%
Asset Allocation Portfolio Blended Composite Benchmark	7.61%	12.58%	7.31%
Lipper Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	6.76%	10.73%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. In the graph and chart, the Portfolio is compared against various indices representing the three components of the Portfolio: equities, fixed income and cash equivalent instruments. Please refer to pages 181-182 of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Asset Allocation Portfolio

Asset Allocation Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual	$1,000.00	$1,033.10	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.67

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Asset Allocation Portfolio

Asset Allocation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2007

Domestic Common Stocks and Warrants (40.8%)	Shares/ $ Par	Value $ (000’s)

Large Cap Common Stocks (26.5%)

Consumer Discretionary (3.1%)
Abercrombie & Fitch Co. — Class A	9,200	736
Best Buy Co., Inc.	10,300	542
*Comcast Corp. — Class A	32,850	600
Fortune Brands, Inc.	2,500	181
International Game Technology	18,600	817
J.C. Penney Co., Inc.	10,000	440
Johnson Controls, Inc.	26,000	936
*Kohl’s Corp.	14,300	655
The McGraw-Hill Companies, Inc.	11,600	508
*MGM MIRAGE	7,100	597
News Corp. — Class A	45,200	926
NIKE, Inc. — Class B	12,600	809
Omnicom Group, Inc.	15,300	727
Starwood Hotels & Resorts Worldwide, Inc.	6,600	291
Target Corp.	12,000	600

Total		9,365

Consumer Staples (2.9%)
Altria Group, Inc.	18,000	1,360
Avon Products, Inc.	26,600	1,051
CVS Caremark Corp.	35,805	1,423
*Hansen Natural Corp.	22,200	983
Loews Corp. — Carolina Group	9,000	768
PepsiCo, Inc.	20,100	1,526
The Procter & Gamble Co.	15,300	1,123
Wal-Mart Stores, Inc.	13,800	656

Total		8,890

Energy (2.4%)
Baker Hughes, Inc.	9,100	738
Diamond Offshore Drilling, Inc.	6,800	966
EOG Resources, Inc.	5,600	500
Exxon Mobil Corp.	11,200	1,049
Halliburton Co.	10,000	379
Marathon Oil Corp.	9,200	560
*National-Oilwell Varco, Inc.	8,400	617
Schlumberger, Ltd.	12,100	1,191
Valero Energy Corp.	7,800	546
XTO Energy, Inc.	13,000	668

Total		7,214

Financials (1.6%)
American Express Co.	13,300	692
CME Group, Inc.	1,200	823
The Goldman Sachs Group, Inc.	4,700	1,011
Lehman Brothers Holdings, Inc.	11,200	733

Large Cap Common Stocks (26.5%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Prudential Financial, Inc.	8,900	828
State Street Corp.	5,400	438
UBS AG	10,000	460

Total		4,985

Health Care (4.1%)
Abbott Laboratories	16,100	904
Baxter International, Inc.	15,100	877
*Celgene Corp.	16,600	767
*Genzyme Corp.	6,400	476
*Gilead Sciences, Inc.	29,800	1,372
*Hospira, Inc.	16,200	691
Johnson & Johnson	14,800	987
Medtronic, Inc.	6,100	307
Merck & Co., Inc.	23,000	1,338
Novartis AG, ADR	14,000	760
Shire PLC, ADR	5,800	400
*St. Jude Medical, Inc.	21,000	853
*Thermo Fisher Scientific, Inc.	18,800	1,084
UnitedHealth Group, Inc.	13,000	757
Wyeth	15,500	685

Total		12,258

Industrials (3.0%)
The Boeing Co.	8,150	713
Danaher Corp.	13,800	1,211
FedEx Corp.	6,300	562
General Electric Co.	37,800	1,401
Honeywell International, Inc.	22,500	1,385
Norfolk Southern Corp.	11,800	595
*Spirit Aerosystems Holdings, Inc. — Class A	16,900	583
Textron, Inc.	15,600	1,112
United Technologies Corp.	19,000	1,454

Total		9,016

Information Technology (7.4%)
Accenture, Ltd. — Class A	21,300	767
*Adobe Systems, Inc.	11,900	508
*Amdocs, Ltd.	11,600	400
*Apple, Inc.	9,100	1,803
*Autodesk, Inc.	11,200	557
*Broadcom Corp. — Class A	29,900	782
*Cisco Systems, Inc.	44,400	1,202
Corning, Inc.	40,000	960
*eBay, Inc.	17,600	584
*Electronic Arts, Inc.	13,700	800
*EMC Corp.	20,700	384
*First Solar, Inc.	300	80
*Google, Inc. — Class A	3,300	2,281
Hewlett-Packard Co.	29,200	1,474
Intel Corp.	62,700	1,672
International Business Machines Corp.	8,000	865
Maxim Integrated Products, Inc.	24,000	636

Large Cap Common Stocks (26.5%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Microsoft Corp.	69,200	2,463
*Oracle Corp.	51,100	1,154
QUALCOMM, Inc.	19,500	767
*Research In Motion, Ltd.	4,800	544
*SunPower Corp. — Class A	600	78
Telefonaktiebolaget LM Ericsson, ADR	22,700	530
Texas Instruments, Inc.	19,100	638
*Yahoo!, Inc.	11,566	269

Total		22,198

Materials (1.0%)
Monsanto Co.	17,300	1,932
Praxair, Inc.	13,100	1,162

Total		3,094

Other Holdings (0.4%)
iShares Russell 1000 Growth Index Fund	20,000	1,217

Total		1,217

Telecommunication Services (0.3%)
*American Tower Corp. — Class A	9,300	396
*NII Holdings, Inc.	11,000	531

Total		927

Utilities (0.3%)
Exelon Corp.	10,600	866

Total		866

Total Large Cap Common Stocks		80,030

Mid Cap Common Stocks (10.8%)

Consumer Discretionary (1.4%)
*Coach, Inc.	8,300	254
*Collective Brands, Inc.	14,200	247
*Dollar Tree Stores, Inc.	11,200	290
*Focus Media Holding, Ltd., ADR	10,900	619
*GameStop Corp. — Class A	15,700	974
International Game Technology	10,200	448
*Jack in the Box, Inc.	8,800	227
*Kohl’s Corp.	5,400	247
*O’Reilly Automotive, Inc.	6,000	195
Orient-Express Hotels, Ltd. — Class A	2,800	161
*Saks, Inc.	11,300	235
Starwood Hotels & Resorts Worldwide, Inc.	3,200	141
*Urban Outfitters, Inc.	8,300	226

Total		4,264

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Mid Cap Common Stocks (10.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples (0.2%)
*Bare Escentuals, Inc.	15,300	371
Longs Drug Stores Corp.	6,200	291

Total		662

Energy (1.3%)
*Cameron International Corp.	17,000	818
Diamond Offshore Drilling, Inc.	5,400	767
*National-Oilwell Varco, Inc.	7,400	544
Range Resources Corp.	8,200	421
*SandRidge Energy, Inc.	6,200	222
Smith International, Inc.	11,500	849
*Southwestern Energy Co.	7,000	390

Total		4,011

Financials (0.9%)
Assured Guaranty, Ltd.	7,900	210
CME Group, Inc.	600	412
*IntercontinentalExchange, Inc.	1,815	349
*Investment Technology Group, Inc.	12,400	590
MBIA, Inc.	5,700	106
Northern Trust Corp.	3,200	245
SEI Investments Co.	13,600	438
T. Rowe Price Group, Inc.	7,300	444

Total		2,794

Health Care (2.0%)
*Celgene Corp.	5,400	250
*Charles River Laboratories International, Inc.	4,400	290
*DaVita, Inc.	32,550	1,835
*Express Scripts, Inc.	12,200	891
*Immucor, Inc.	15,976	543
*Intuitive Surgical, Inc.	1,900	617
Mentor Corp.	5,200	203
*Pediatrix Medical Group, Inc.	7,400	504
*Psychiatric Solutions, Inc.	16,500	536
*VCA Antech, Inc.	11,200	495

Total		6,164

Industrials (1.8%)
C.H. Robinson Worldwide, Inc.	9,150	495
*Corrections Corp. of America	16,000	472
Expeditors International of Washington, Inc.	6,900	308
*Foster Wheeler, Ltd.	1,800	279
Harsco Corp.	7,800	500
J.B. Hunt Transport Services, Inc.	10,000	276
Knight Transportation, Inc.	22,700	336
The Manitowoc Co., Inc.	8,600	420
*McDermott International, Inc.	4,400	260
*Monster Worldwide, Inc.	6,700	217
MSC Industrial Direct Co., Inc. — Class A	6,300	255
Ritchie Bros. Auctioneers, Inc.	6,600	546
Robert Half International, Inc.	6,775	183
*Spirit AeroSystems Holdings, Inc. — Class A	13,100	452

Mid Cap Common Stocks (10.8%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Stericycle, Inc.	6,800	404

Total		5,403

Information Technology (2.7%)
*Activision, Inc.	23,221	690
Amphenol Corp. — Class A	14,700	682
*Autodesk, Inc.	10,300	513
*Broadcom Corp. — Class A	7,000	183
*Citrix Systems, Inc.	11,900	452
*Cognizant Technology Solutions Corp. — Class A	9,500	322
*Digital River, Inc.	7,600	251
FactSet Research Systems, Inc.	7,200	401
*Foundry Networks, Inc.	22,300	391
Global Payments, Inc.	7,500	349
Harris Corp.	4,300	270
KLA-Tencor Corp.	4,500	217
*MEMC Electronic Materials, Inc.	3,700	327
*Mettler-Toledo International, Inc.	3,900	444
Microchip Technology, Inc.	17,000	534
*Network Appliance, Inc.	10,400	260
*NeuStar, Inc. — Class A	11,200	321
*NVIDIA Corp.	13,350	454
*ValueClick, Inc.	23,200	508
*VeriFone Holdings, Inc.	13,400	312

Total		7,881

Materials (0.4%)
*Owens-Illinois, Inc.	11,800	584
Praxair, Inc.	7,400	656

Total		1,240

Other Holdings (0.1%)
SPDR Metals & Mining ETF	4,900	339

Total		339

Total Mid Cap Common Stocks		32,758

Small Cap Common Stocks (3.5%)

Consumer Discretionary (0.4%)
*American Public Education, Inc.	1,000	42
*Capella Education Co.	2,400	157
*Deckers Outdoor Corp.	500	78
*Global Sources, Ltd.	2,640	75
*LIFE TIME FITNESS, Inc.	3,100	154
*LKQ Corp.	8,400	177
*New Oriental Education & Technology Group, Inc.	1,600	129
*Pinnacle Entertainment, Inc.	6,800	160
Sotheby’s	1,300	50
*The9 Ltd., ADR	2,900	62
*Ulta Salon, Cosmetics & Fragrance, Inc.	1,700	29
*Zumiez, Inc.	1,750	43

Total		1,156

Small Cap Common Stocks (3.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples (0.1%)
*Central European Distribution Corp.	2,300	134
UAP Holding Corp.	3,200	124

Total		258

Energy (0.3%)
*Arena Resources, Inc.	2,100	88
*Dril-Quip, Inc.	2,900	161
*Oceaneering International, Inc.	2,900	195
*T-3 Energy Services, Inc.	4,200	197
*Tesco Corp.	3,700	106
*W-H Energy Services, Inc.	1,600	90
*Willbros Group, Inc.	2,200	84

Total		921

Financials (0.2%)
CoBiz Financial, Inc.	4,100	61
*Encore Bancshares, Inc.	1,900	38
*FCStone Group, Inc.	2,500	115
*Global Cash Access Holdings, Inc.	5,400	33
Greenhill & Co., Inc.	1,100	73
*KBW, Inc.	4,891	125
optionsXpress Holdings, Inc.	4,561	154
PrivateBancorp, Inc.	200	7

Total		606

Health Care (0.7%)
*Adams Respiratory Therapeutics, Inc.	1,966	117
*AspenBio Pharma, Inc.	2,400	21
*BioMarin Pharmaceutical, Inc.	2,100	74
*Cepheid, Inc.	4,800	126
*Genoptix, Inc.	2,308	71
*Hologic, Inc.	1,600	110
*ICON PLC, ADR	1,299	80
*Masimo Corp.	4,100	162
Meridian Bioscience, Inc.	5,300	159
*NuVasive, Inc.	4,200	166
*Obagi Medical Products, Inc.	9,300	170
*Pediatrix Medical Group, Inc.	2,200	150
*Phase Forward, Inc.	5,645	123
*Providence Service Corp.	3,071	86
*Psychiatric Solutions, Inc.	1,700	55
*The Spectranetics Corp.	5,200	80
*Thoratec Corp.	6,500	118
*TomoTherapy, Inc.	2,100	41
*Trans1, Inc.	3,418	56

Total		1,965

Industrials (0.4%)
*The Advisory Board Co.	2,100	135
*Astronics Corp.	1,522	65
*Axsys Technologies, Inc.	3,682	135
Bucyrus International, Inc. — Class A	1,700	169
*Corrections Corp. of America	4,500	133
*Huron Consulting Group, Inc.	1,100	89
Kaydon Corp.	1,200	65
Knight Transportation, Inc.	10,837	160

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Small Cap Common Stocks (3.5%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Marlin Business Services Corp.	5,300	64
*Team, Inc.	3,400	124
*TransDigm Group, Inc.	1,550	70
*VistaPrint, Ltd.	1,700	73

Total		1,282

Information Technology (1.2%)
*Advanced Energy Industries, Inc.	4,700	61
*Aruba Networks, Inc.	6,400	95
*Bankrate, Inc.	979	47
*Bidz.com, Inc.	1,400	13
*Blackboard, Inc.	2,300	93
*comScore, Inc.	4,049	132
*Comtech Group, Inc.	8,400	135
*Cymer, Inc.	1,100	43
*DealerTrack Holdings, Inc.	1,118	37
*Digital River, Inc.	1,300	43
*Double-Take Software, Inc.	2,600	56
*IHS, Inc. — Class A	1,900	115
*Insight Enterprises, Inc.	8,000	146
*Interactive Intelligence, Inc.	3,579	94
*JA Solar Holdings Co., Ltd.	1,500	105
*Limelight Networks, Inc.	6,810	47
*Macrovision Corp.	5,500	101
*Mellanox Technologies, Ltd.	6,100	111
*MEMSIC, Inc.	4,000	41
*Netlogic Microsystems, Inc.	5,300	171

Small Cap Common Stocks (3.5%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Omniture, Inc.	2,600	87
*Polycom, Inc.	2,400	67
*RF Micro Devices, Inc.	8,800	50
*Riverbed Technology, Inc.	4,400	118
*Rubicon Technology, Inc.	901	21
*SiRF Technology Holdings, Inc.	7,000	176
*Sohu.com, Inc.	2,800	153
*SonicWALL, Inc.	13,990	150
*Switch and Data Facilities Co.	9,232	148
*Synaptics, Inc.	1,100	45
*Synchronoss Technologies, Inc.	4,700	167
*Taleo Corp. — Class A	4,100	122
*TechTarget	3,000	44
*Tessera Technologies, Inc.	4,400	183
*The Ultimate Software Group, Inc.	4,450	140
*ValueClick, Inc.	5,290	116
*VanceInfo Technologies, Inc., ADR	3,250	29

Total		3,502

Materials (0.1%)
Airgas, Inc.	3,200	167
*Haynes International, Inc.	900	63
Silgan Holdings, Inc.	2,900	151

Total		381

Small Cap Common Stocks (3.5%)	Shares/ $ Par	Value $ (000’s)

Other Holdings (0.0%)
SPDR Metals & Mining ETF	1,700	118

Total		118

Telecommunication Services (0.1%)
*Centennial Communications Corp.	14,000	130
*Glu Mobile, Inc.	7,400	39
*PAETEC Holding Corp.	12,400	121

Total		290

Utilities (0.0%)
ITC Holdings Corp.	2,400	135

Total		135

Total Small Cap Common Stocks		10,614

Total Domestic Common Stocks and Warrants (Cost: $103,508)		123,402

Foreign Common Stocks (16.9%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (1.7%)
Adidas AG	Germany	6,545	486
*Central European Media Enterprises, Ltd.	Czech Republic	5,155	598
*China Dongxiang Group Co.	China	96,000	71
Compagnie Financiere Richemont SA	Switzerland	6,925	475
Esprit Holdings, Ltd.	Hong Kong	23,200	345
*Focus Media Holding, Ltd., ADR	China	11,100	631
Hugo Boss AG	Germany	487	28
Industria de Diseno Textil SA	Spain	6,870	421
Makita Corp.	Japan	11,500	489
Rational AG	Germany	745	152
Resorts World Berhad	Malaysia	130,400	153
Suzuki Motor Corp.	Japan	17,600	532
Swatch Group AG	Switzerland	1,325	399
Voltas, Ltd.	India	39,225	245

Total			5,025

Consumer Staples (2.3%)
*Barry Callebaut AG	Switzerland	178	135
Carrefour SA	France	6,075	472
Coca-Cola Hellenic Bottling Co. SA	Greece	17,385	751
Heineken NV	Netherlands	10,405	671
Japan Tobacco, Inc.	Japan	91	545
Kerry Group PLC	Ireland	10,520	333
Nestle SA	Switzerland	1,275	584
Reckitt Benckiser Group PLC	United Kingdom	13,645	791

The Accompanying Notes are an Integral Part of the Financial Statements.

Foreign Common Stocks (16.9%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
*Shinsegae Co., Ltd.	South Korea	575	446
Shoppers Drug Mart Corp.	Canada	4,000	214
Tesco PLC	United Kingdom	79,090	750
Unilever NV	Netherlands	20,690	760
Woolworths, Ltd.	Australia	20,515	611

Total			7,063

Energy (1.2%)
*Artumas Group, Inc.	Norway	15,620	96
China Coal Energy Co.	China	112,000	352
Expro International Group PLC	United Kingdom	26,430	542
Nexen, Inc.	Canada	14,410	466
Petroleo Brasileiro SA, ADR	Brazil	3,600	415
Reliance Industries, Ltd.	India	10,806	790
Saipem SPA	Italy	18,730	750
Suncor Energy, Inc.	Canada	1,038	113

Total			3,524

Financials (2.6%)
Admiral Group PLC	United Kingdom	22,425	490
Anglo Irish Bank Corp. PLC	Ireland	24,815	396
Banco Espirito Santo SA	Portugal	22,155	485
Banco Santander SA	Spain	25,580	552
*Bovespa Holding SA	Brazil	495	10
DLF, Ltd.	India	8,866	242
Hopson Development Holdings, Ltd.	Hong Kong	115,000	318

Asset Allocation Portfolio

Asset Allocation Portfolio

Foreign Common Stocks (16.9%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Housing Development Finance Corp., Ltd.	India	11,202	818
Hypo Real Estate Holding AG	Germany	7,160	377
Julius Baer Holding AG	Switzerland	6,450	533
Manulife Financial Corp.	Canada	15,790	643
Marfin Popular Bank Public Co., Ltd.	Greece	10,015	133
Piraeus Bank SA	Greece	16,355	637
Prudential PLC	United Kingdom	31,655	448
PT Bank Rakyat Indonesia	Indonesia	460,500	363
Samsung Fire & Marine Insurance Co., Ltd.	South Korea	1,029	278
Sun Hung Kai Properties, Ltd.	Hong Kong	11,000	234
*TAG Tegernsee Immobilien und Beteiligungs AG	Germany	17,205	164
The Toronto-Dominion Bank	Canada	4,830	338
UniCredito Italiano SPA	Italy	55,040	456

Total			7,915

Health Care (1.1%)
CSL, Ltd.	Australia	20,670	659
Daiichi Sankyo Co., Ltd.	Japan	19,100	589
Getinge AB	Sweden	15,600	417
Terumo Corp.	Japan	10,200	538
Teva Pharmaceutical Industries, Ltd., ADR	Israel	14,010	651
*William Demant Holding A/S	Denmark	4,430	410

Total			3,264

Industrials (3.3%)
ABB, Ltd., ADR	Switzerland	28,530	821
Alstom	France	3,075	660
Atlas Copco AB	Sweden	22,890	342
BAE Systems PLC	United Kingdom	67,545	668
Bharat Heavy Electricals, Ltd.	India	7,968	524
China Communications Construction Co., Ltd.	China	161,000	422
Companhia de Concessoes Rodoviarias	Brazil	17,780	275
Cosco Corp. Singapore, Ltd.	Singapore	95,000	381
Far Eastern Textile, Ltd.	Taiwan	334,000	392
FLSmidth & Co. A/S	Denmark	5,310	542
Gamuda Berhad	Malaysia	115,700	169
IVRCL Infrastructures and Projects, Ltd.	India	36,745	518
Keppel Corp., Ltd.	Singapore	47,000	424
Komatsu, Ltd.	Japan	9,200	251
Kuehne & Nagel International AG	Switzerland	6,050	579
*LG Corp.	South Korea	5,893	440
*Morphic Technologies AB	Sweden	39,800	122
SembCorp Marine, Ltd.	Singapore	152,400	427
Siemens AG	Germany	4,235	669
*SK Holdings Co., Ltd.	South Korea	1,270	269
*Vestas Wind Systems A/S	Denmark	5,200	561

Foreign Common Stocks (16.9%)	Country	Shares/ $ Par	Value $ (000’s)

Industrials continued
Vinci SA	France	6,285	465

Total			9,921

Information Technology (1.4%)
*Autonomy Corp. PLC	United Kingdom	38,337	674
EVS Broadcast Equipment SA	Belgium	3,290	382
*Gresham Computing PLC	United Kingdom	36,400	40
Kontron AG	Germany	21,450	429
*LG.Philips LCD Co., Ltd.	South Korea	8,840	467
Nippon Electric Glass Co., Ltd.	Japan	26,000	426
Redecard SA	Brazil	12,750	206
*Temenos Group AG	Switzerland	17,648	435
United Internet AG	Germany	13,900	338
VTech Holdings, Ltd.	Hong Kong	34,000	244
Wistron Corp.	Taiwan	289,000	538

Total			4,179

Materials (1.7%)
Anglo American PLC	United Kingdom	9,199	563
BHP Billiton, Ltd.	Australia	17,275	607
Companhia Vale do Rio Doce, ADR	Brazil	19,800	647
Imperial Chemical Industries PLC	United Kingdom	31,764	421
*Intex Resources ASA	Norway	63,255	102
K+S AG	Germany	3,675	873
Lee & Man Paper Manufacturing, Ltd.	Hong Kong	103,200	453
Potash Corp. of Saskatchewan, Inc.	Canada	6,265	902
Syngenta AG	Switzerland	2,420	616

Total			5,184

Other Holdings (0.1%)
Nikkei 225 ETF	Japan	2,090	289

Total			289

Telecommunications (0.9%)
*Bharti Airtel, Ltd.	India	13,760	348
China Mobile, Ltd.	Hong Kong	46,500	822
Telefonica SA	Spain	13,940	452
*Telenor ASA	Norway	23,490	561
Vodafone Group PLC	United Kingdom	121,760	452

Total			2,635

Utilities (0.6%)
Cez	Czech Republic	10,445	783
PT Perusahaan Gas Negara	Indonesia	368,000	601
Veolia Environnement	France	6,240	569

Total			1,953

Total Foreign Common Stocks (Cost: $41,855)			50,952

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.5%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	145,000	146
Boeing Capital Corp., 4.75%, 8/25/08	255,000	256
General Dynamics Corp., 3.00%, 5/15/08	305,000	303
General Dynamics Corp., 4.25%, 5/15/13	70,000	69
L-3 Communications Corp., 6.375%, 10/15/15	245,000	241
L-3 Communications Corp., 7.625%, 6/15/12	105,000	107
Lockheed Martin Corp., 7.65%, 5/1/16	100,000	115
Raytheon Co., 5.50%, 11/15/12	305,000	318

Total		1,555

Auto Manufacturing (0.1%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	155,000	156
DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	20,000	25

Total		181

Banking (0.9%)
Bank of America Corp., 5.625%, 10/14/16	65,000	65
Bank of America Corp., 5.75%, 12/1/17	40,000	40
Bank of New York Mellon Corp., 4.95%, 11/1/12	45,000	45
Bank One Corp., 5.25%, 1/30/13	235,000	234
Barclays Bank PLC, 5.926%, 12/15/16 144A	115,000	107
BB&T Corp., 4.90%, 6/30/17	20,000	18
BNP Paribas, 5.186%, 6/29/15 144A	10,000	9
Citigroup, Inc., 5.125%, 5/5/14	120,000	117
Citigroup, Inc., 6.125%, 11/21/17	25,000	26
Citigroup, Inc., 8.30%, 12/21/57	15,000	16
Credit Suisse Guernsey, Ltd., 5.86%, 5/15/49	10,000	9
Deutsche Bank AG London, 5.375%, 10/12/12	50,000	51
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	60,000	55
M&I Marshall & Ilsley Bank, 5.25%, 9/4/12	250,000	249
Mellon Funding Corp., 6.375%, 2/15/10	260,000	271
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	199,000	202

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Northern Trust Corp., 5.30%, 8/29/11	45,000	46
PNC Funding Corp., 5.625%, 2/1/17	50,000	49
State Street Bank and Trust Co., 5.30%, 1/15/16	250,000	244
UnionBanCal Corp., 5.25%, 12/16/13	50,000	48
US Bank NA, 4.80%, 4/15/15	90,000	86
Wachovia Corp., 5.35%, 3/15/11	175,000	177
Washington Mutual, Inc., 5.00%, 3/22/12	70,000	61
Wells Fargo Bank NA, 5.75%, 5/16/16	15,000	15
Zions Bancorporation, 5.50%, 11/16/15	125,000	117

Total		2,357

Beverage/Bottling (0.2%)
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	15,000	15
Anheuser-Busch Companies, Inc., 5.95%, 1/15/33	15,000	15
Bottling Group LLC, 4.625%, 11/15/12	25,000	25
Bottling Group LLC, 5.50%, 4/1/16	65,000	66
The Coca-Cola Co., 5.35%, 11/15/17	85,000	87
Constellation Brands, Inc., 7.25%, 9/1/16	90,000	84
Diageo Capital PLC, 4.375%, 5/3/10	45,000	45
PepsiCo, Inc., 4.65%, 2/15/13	30,000	30
PepsiCo, Inc., 5.15%, 5/15/12	10,000	10
SABMiller PLC, 6.20%, 7/1/11 144A	155,000	163

Total		540

Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16	40,000	39

Total		39

Cable/Media/Broadcasting/ Satellite (0.4%)
CBS Corp., 6.625%, 5/15/11	25,000	26
Clear Channel Communications, Inc., 6.25%, 3/15/11	115,000	104
Comcast Corp., 5.875%, 2/15/18	35,000	35
Comcast Corp., 6.30%, 11/15/17	100,000	104
Comcast Corp., 6.95%, 8/15/37	15,000	16

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/ Satellite continued
Cox Communications, Inc., 4.625%, 1/15/10	45,000	45
Historic TW, Inc., 6.625%, 5/15/29	85,000	84
News America, Inc., 6.15%, 3/1/37	5,000	5
News America, Inc., 6.40%, 12/15/35	35,000	35
News America, Inc., 6.65%, 11/15/37 144A	40,000	41
Rogers Cable, Inc., 5.50%, 3/15/14	275,000	271
Rogers Cable, Inc., 6.25%, 6/15/13	10,000	10
TCI Communications, Inc., 8.75%, 8/1/15	60,000	70
Time Warner Cable, Inc., 5.40%, 7/2/12	40,000	40
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	255,000	258
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	55,000	65
Viacom, Inc., 5.75%, 4/30/11	65,000	66

Total		1,275

Conglomerate/Diversified Manufacturing (0.0%)
United Technologies Corp., 6.35%, 3/1/11	60,000	64

Total		64

Consumer Products (0.2%)
The Clorox Co., 4.20%, 1/15/10	150,000	148
Fortune Brands, Inc., 5.375%, 1/15/16	40,000	38
The Gillette Co., 2.50%, 6/1/08	350,000	347
The Procter & Gamble Co., 5.55%, 3/5/37	40,000	40

Total		573

Electric Utilities (1.4%)
(n)Bruce Mansfield Unit, 6.85%, 6/1/34	30,000	30
Carolina Power & Light, Inc., 5.15%, 4/1/15	25,000	25
Carolina Power & Light, Inc., 6.50%, 7/15/12	20,000	21
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	15,000	15
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	15,000	16
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	10,000	10

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
CMS Energy Corp., 6.875%, 12/15/15	100,000	101
Consolidated Edison Co. of New York, 5.375%, 12/15/15	30,000	30
Consolidated Edison Co. of New York, 5.50%, 9/15/16	35,000	35
Consolidated Edison Co. of New York, 6.30%, 8/15/37	20,000	21
Consumers Energy Co., 4.80%, 2/17/09	310,000	310
DTE Energy Co., 7.05%, 6/1/11	380,000	405
Duke Energy Corp., 6.45%, 10/15/32	100,000	104
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	55,000	53
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	52
Exelon Generation Co. LLC, 6.20%, 10/1/17	15,000	15
Florida Power & Light Co., 5.625%, 4/1/34	60,000	58
Florida Power Corp., 4.50%, 6/1/10	178,000	179
FPL Group Capital, Inc., 5.551%, 2/16/08	235,000	235
Indiana Michigan Power, 5.05%, 11/15/14	160,000	153
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	54,900	55
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	100,000	102
MidAmerican Energy Holdings Co., 5.95%, 5/15/37	15,000	15
Monongahela Power Co., 5.70%, 3/15/17 144A	45,000	44
Nevada Power Co., 5.875%, 1/15/15	95,000	94
Nevada Power Co., 6.50%, 5/15/18	95,000	97
Northern States Power Co., 5.25%, 10/1/18	15,000	15
Oncor Electric Delivery Co., 6.375%, 1/15/15	75,000	77
Oncor Electric Delivery Co., 7.00%, 9/1/22	55,000	57
Pacific Gas & Electric Co., 5.80%, 3/1/37	15,000	14
Pacific Gas & Electric Co., 6.05%, 3/1/34	25,000	25
PacifiCorp, 5.45%, 9/15/13	240,000	243
PacifiCorp, 5.75%, 4/1/37	55,000	53
PPL Electric Utilities Corp., 4.30%, 6/1/13	125,000	118
PPL Electric Utilities Corp., 6.25%, 8/15/09	10,000	10
PPL Energy Supply LLC, 6.00%, 12/15/36	25,000	23
Progress Energy, Inc., 6.85%, 4/15/12	60,000	64

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Public Service Co. of Colorado, 5.50%, 4/1/14	110,000	111
Public Service Electric & Gas Co., 5.00%, 1/1/13	100,000	99
Public Service Electric & Gas Co., 5.70%, 12/1/36	95,000	92
Puget Sound Energy, Inc., 3.363%, 6/1/08	115,000	114
Puget Sound Energy, Inc., 6.274%, 3/15/37	60,000	59
San Diego Gas & Electric Co., 5.30%, 11/15/15	15,000	15
San Diego Gas & Electric Co., 6.125%, 9/15/37	10,000	10
Sierra Pacific Power Co., 6.75%, 7/1/37	30,000	31
Southern California Edison Co., 5.00%, 1/15/16	115,000	112
Southern California Edison Co., 5.55%, 1/15/37	10,000	9
Southern California Edison Co., 5.625%, 2/1/36	5,000	5
Tampa Electric Co., 6.15%, 5/15/37	25,000	24
Tampa Electric Co., 6.55%, 5/15/36	30,000	31
Toledo Edison Co. 6.15%, 5/15/37	75,000	70
Union Electric Co., 6.40%, 6/15/17	10,000	10
Virginia Electric & Power Co., 5.25%, 12/15/15	210,000	208
Xcel Energy, Inc., 6.50%, 7/1/36	50,000	50

Total		4,024

Electronics (0.0%)
Cisco Systems, Inc., 5.50%, 2/22/16	15,000	15

Total		15

Food Processors (0.2%)
Delhaize Group, 6.50%, 6/15/17	40,000	41
General Mills, Inc., 5.70%, 2/15/17	55,000	54
Kellogg Co., 6.60%, 4/1/11	295,000	313
Kraft Foods, Inc., 6.25%, 6/1/12	165,000	171
Kraft Foods, Inc., 6.50%, 8/11/17	25,000	26
Kraft Foods, Inc., 6.875%, 2/1/38	25,000	26
Smithfield Foods, Inc., 7.75%, 5/15/13	55,000	54

Total		685

Gaming/Lodging/Leisure (0.1%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	40,000	27
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	95,000	94

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Gaming/Lodging/Leisure continued
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	150,000	147

Total		268

Gas Pipelines (0.1%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	130,000	125
El Paso Corp., 7.00%, 6/15/17	25,000	25
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	100,000	106
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	135,000	133
Southern Natural Gas Co., 5.90%, 4/1/17 144A	20,000	20

Total		409

Independent Finance (0.2%)
General Motors Acceptance Corp. LLC, 6.00%, 12/15/11	125,000	105
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	40,000	37
HSBC Finance Corp., 4.125%, 11/16/09	195,000	192
International Lease Finance Corp., 4.75%, 1/13/12	100,000	99
iStar Financial, Inc., 5.15%, 3/1/12	90,000	78

Total		511

Industrials — Other (0.1%)
Centex Corp., 5.45%, 8/15/12	45,000	40
Centex Corp., 7.875%, 2/1/11	15,000	15
DR Horton, Inc., 5.375%, 6/15/12	30,000	26
DR Horton, Inc., 7.875%, 8/15/11	10,000	9
KB Home, 7.75%, 2/1/10	95,000	88
Lennar Corp., 5.95%, 10/17/11	70,000	59

Total		237

Information/Data Technology (0.1%)
Fiserv, Inc., 6.125%, 11/20/12	65,000	66
Fiserv, Inc., 6.80%, 11/20/17	65,000	67
Seagate Technology HDD Holdings, 6.80%, 10/1/16	40,000	39

Total		172

Life Insurance (0.0%)
Prudential Financial, Inc., 5.70%, 12/14/36	25,000	22

Total		22

Machinery (0.1%)
Case Corp., 7.25%, 1/15/16	130,000	130

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Machinery continued
John Deere Capital Corp., 4.50%, 8/25/08	70,000	70

Total		200

Metals/Mining (0.0%)
Alcoa, Inc., 5.72%, 2/23/19	100,000	98
Alcoa, Inc., 5.90%, 2/1/27	55,000	52

Total		150

Mortgage Banking (0.0%)
Countrywide Financial Corp., 5.80%, 6/7/12	40,000	29
Countrywide Home Loans, Inc., 4.125%, 9/15/09	15,000	11
Residential Capital LLC, 6.00%, 2/22/11	130,000	81

Total		121

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.40%, 7/15/14	45,000	44

Total		44

Oil & Gas Field Machines and Services (0.0%)
Pride International, Inc., 7.375%, 7/15/14	45,000	46

Total		46

Oil and Gas (0.4%)
Anadarko Finance Co., 7.50%, 5/1/31	60,000	67
Apache Corp., 6.00%, 1/15/37	20,000	20
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	25,000	25
Canadian Natural Resources, Ltd., 6.25%, 3/15/38	25,000	24
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	45,000	46
ConocoPhillips Canada Funding Co., 5.30%, 4/15/12	45,000	46
Devon Energy Corp., 7.95%, 4/15/32	25,000	31
Devon Financing Corp. ULC, 6.875%, 9/30/11	130,000	139
EnCana Corp., 6.50%, 2/1/38	25,000	26
EnCana Corp., 6.625%, 8/15/37	5,000	5
EnCana Holdings Finance Corp., 5.80%, 5/1/14	60,000	61
Hess Corp., 7.125%, 3/15/33	20,000	22
Marathon Oil Corp., 6.60%, 10/1/37	10,000	10
Nexen, Inc., 5.875%, 3/10/35	105,000	99
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	15,000	16
Petro-Canada, 5.95%, 5/15/35	55,000	53

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Pioneer Natural Resource, 6.875%, 5/1/18	110,000	106
Suncor Energy, Inc., 6.50%, 6/15/38	20,000	21
Sunoco, Inc., 5.75%, 1/15/17	65,000	65
Talisman Energy, Inc., 5.85%, 2/1/37	53,000	50
Tesoro Corp., 6.25%, 11/1/12	120,000	120
Tesoro Corp., 6.50%, 6/1/17	140,000	140
Valero Energy Corp., 6.125%, 6/15/17	15,000	15
Valero Energy Corp., 6.625%, 6/15/37	50,000	50
XTO Energy, Inc., 5.30%, 6/30/15	15,000	15
XTO Energy, Inc., 6.75%, 8/1/37	15,000	16

Total		1,288

Other Finance (0.1%)
Capmark Financial Group, 6.30%, 5/10/17 144A	5,000	4
Eaton Vance Corp., 6.50%, 10/2/17	5,000	5
Prudential Financial, Inc., 6.625%, 12/1/37	30,000	30
SLM Corp., 5.375%, 1/15/13	10,000	9
SLM Corp., 5.375%, 5/15/14	35,000	31
SLM Corp., 5.45%, 4/25/11	255,000	235

Total		314

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14	50,000	49

Total		49

Pharmaceuticals (0.1%)
Abbott Laboratories, 3.75%, 3/15/11	260,000	255
Bristol-Myers Squibb Co., 5.875%, 11/15/36	5,000	5
Wyeth, 5.95%, 4/1/37	40,000	40

Total		300

Property and Casualty Insurance (0.2%)
Berkley (WR) Corp., 9.875%, 5/15/08	600,000	609
The Progressive Corp., 6.70%, 6/15/37	15,000	14
The Travelers Companies, Inc., 6.25%, 6/15/37	25,000	24

Total		647

Railroads (0.3%)
Burlington North Santa Fe, 6.125%, 3/15/09	240,000	243

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Railroads continued
Burlington North Santa Fe, 6.15%, 5/1/37	25,000	24
Canadian National Railway Co., 5.85%, 11/15/17	5,000	5
Canadian Pacific Railroad Co., 5.95%, 5/15/37	15,000	14
CSX Corp., 5.60%, 5/1/17	15,000	14
CSX Corp., 6.25%, 3/15/18	40,000	40
Norfolk Southern Corp., 6.20%, 4/15/09	45,000	46
Union Pacific Corp., 3.875%, 2/15/09	240,000	238
Union Pacific Corp., 5.65%, 5/1/17	15,000	15
Union Pacific Corp., 5.75%, 11/15/17	10,000	10
Union Pacific Corp., 6.65%, 1/15/11	45,000	47
Union Pacific Corp., 7.375%, 9/15/09	240,000	253

Total		949

Real Estate Investment Trusts (0.4%)
AvalonBay Communities, Inc., 5.50%, 1/15/12	25,000	25
BRE Properties, Inc., 5.50%, 3/15/17	25,000	24
Colonial Realty LP, 6.05%, 9/1/16	20,000	19
Developers Diversified Realty Corp., 5.375%, 10/15/12	80,000	78
Duke Realty LP, 5.95%, 2/15/17	45,000	44
ERP Operating LP, 5.25%, 9/15/14	120,000	114
ERP Operating LP, 5.75%, 6/15/17	25,000	24
First Industrial LP, 5.25%, 6/15/09	50,000	50
HCP, Inc., 6.70%, 1/30/18	10,000	10
Health Care Property Investors, Inc., 6.00%, 1/30/17	25,000	24
HRPT Properties Trust, 5.75%, 11/1/15	65,000	61
ProLogis, 5.50%, 3/1/13	115,000	114
ProLogis, 5.75%, 4/1/16	65,000	61
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	220,000	203
Simon Property Group LP, 5.375%, 6/1/11	195,000	192
Simon Property Group LP, 5.60%, 9/1/11	50,000	50
Simon Property Group LP, 6.10%, 5/1/16	95,000	94

Total		1,187

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Restaurants (0.0%)
Darden Restaurants, Inc., 6.20%, 10/15/17	10,000	10
Darden Restaurants, Inc., 6.80%, 10/15/37	35,000	35
Yum! Brands, Inc., 6.875%, 11/15/37	45,000	45

Total		90

Retail Food and Drug (0.1%)
CVS/Caremark Corp., 4.875%, 9/15/14	60,000	59
CVS/Caremark Corp., 6.125%, 8/15/16	55,000	57
CVS/Caremark Corp., 6.25%, 6/1/27	40,000	40
The Kroger Co., 6.40%, 8/15/17	10,000	10
The Kroger Co., 6.80%, 12/15/18	5,000	5
The Kroger Co., 7.00%, 5/1/18	30,000	32

Total		203

Retail Stores (0.3%)
Costco Wholesale Corp., 5.30%, 3/15/12	15,000	15
Federated Retail Holdings, Inc., 5.35%, 3/15/12	40,000	39
The Home Depot, Inc., 5.875%, 12/16/36	235,000	198
JC Penney Corp., Inc., 5.75%, 2/15/18	5,000	5
JC Penney Corp., Inc., 6.375%, 10/15/36	10,000	9
JC Penney Corp., Inc., 6.875%, 10/15/15	30,000	31
JC Penney Corp., Inc., 7.95%, 4/1/17	40,000	43
Kohl’s Corp., 6.25%, 12/15/17	25,000	25
Macy’s Retail Holdings, Inc., 6.30%, 4/1/09	320,000	323
Macy’s Retail Holdings, Inc., 7.00%, 2/15/28	10,000	9
May Department Stores Co., 6.65%, 7/15/24	5,000	5
Nordstrom, Inc., 7.00%, 1/15/38	15,000	15
Target Corp., 5.375%, 5/1/17	35,000	34
Target Corp., 5.40%, 10/1/08	215,000	217
Target Corp., 6.50%, 10/15/37	40,000	40

Total		1,008

Security Brokers and Dealers (0.2%)
The Goldman Sachs Group, Inc., 5.15%, 1/15/14	190,000	188
Lehman Brothers Holdings, Inc., 4.80%, 3/13/14	25,000	23

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers continued
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	45,000	43
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	60,000	58
Lehman Brothers Holdings, Inc., 6.875%, 7/17/37	10,000	10
Lehman Brothers Holdings, Inc., 7.00%, 9/27/27	45,000	46
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	20,000	18
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	180,000	183
Morgan Stanley, 6.25%, 8/9/26	60,000	59

Total		628

Telecommunications (0.5%)
AT&T, Inc., 6.30%, 1/15/38	130,000	132
AT&T Corp., 8.00%, 11/15/31	200,000	246
British Telecom PLC, 8.625%, 12/15/30	35,000	46
Deutsche Telekom International Finance, 5.75%, 3/23/16	35,000	35
Embarq Corp., 6.738%, 6/1/13	50,000	52
Embarq Corp., 7.082%, 6/1/16	35,000	36
Embarq Corp., 7.995%, 6/1/36	10,000	11
France Telecom SA, 8.50%, 3/1/31	55,000	71
Rogers Wireless, Inc., 6.375%, 3/1/14	50,000	52
Sprint Capital Corp., 6.90%, 5/1/19	30,000	30
Sprint Capital Corp., 8.375%, 3/15/12	185,000	200
Sprint Capital Corp., 8.75%, 3/15/32	30,000	34
Telecom Italia Capital, 4.00%, 1/15/10	130,000	127
Telecom Italia Capital, 6.20%, 7/18/11	100,000	103
Verizon Global Funding Corp., 5.85%, 9/15/35	80,000	78
Vodafone Group PLC, 5.50%, 6/15/11	160,000	162

Total		1,415

Tobacco (0.1%)
Reynolds America, Inc., 6.75%, 6/15/17	15,000	15
Reynolds America, Inc., 7.25%, 6/15/37	15,000	15
Reynolds America, Inc., 7.625%, 6/1/16	115,000	123

Total		153

Investment Grade Segment (7.3%)	Shares/ $ Par	Value $ (000’s)

Vehicle Parts (0.0%)
Johnson Controls, Inc., 5.25%, 1/15/11	45,000	45
Johnson Controls, Inc., 5.50%, 1/15/16	45,000	44
Johnson Controls, Inc., 6.00%, 1/15/36	30,000	29

Total		118

Yankee Sovereign (0.0%)
United Mexican States, 5.625%, 1/15/17	110,000	111

Total		111

Total Investment Grade Segment (Cost: $22,220)		21,948

Governments (4.6%)

Governments (4.6%)
Housing & Urban Development, 6.08%, 8/1/13	100,000	107
(f)Japan Government, 0.70%, 10/15/08	43,550,000	391
Overseas Private Investment, 4.10%, 11/15/14	87,600	89
(e)Tennessee Valley Authority Stripped, 0.00%, 4/15/42	1,000,000	867
US Treasury, 3.125%, 11/30/09	2,259,000	2,261
US Treasury, 3.375%, 11/30/12	3,410,000	3,398
US Treasury, 3.75%, 5/15/08	66,000	66
US Treasury, 3.875%, 10/31/12	80,000	82
US Treasury, 4.00%, 8/31/09	812,000	824
US Treasury, 4.25%, 9/30/12	525,000	543
US Treasury, 4.25%, 11/15/17	2,335,000	2,376
US Treasury, 4.625%, 7/31/09	479,000	490
US Treasury, 4.625%, 7/31/12	1,753,000	1,841
US Treasury, 4.75%, 2/15/37	235,000	246
US Treasury Inflation Index Bond, 2.625%, 7/15/17	278,216	300

Total Governments (Cost: $13,729)		13,881

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products (9.0%)
AEP Texas Central Transition Funding, 5.306%, 7/21/21	1,183,000	1,131
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.441%, 2/14/43	—	3,423,331
148
IO
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	105,435	105
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	129,696	131
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.659%, 5/10/17	151,000	154
Banc of America Funding Corp., Series 2007-1, Class TA1A, 5.38%, 1/25/37	202,205	195
Banc of America Funding Corp., Series 2007-4, Class TA1A, 4.955%, 5/25/37	247,798	245
Banc of America Mortgage Securities, Series 2004-G, Class 2A6, 4.657%, 8/25/34	288,000	288
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.54432%, 6/25/34	645,000	637
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	140,000	138
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	123,649	123
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	106,666	106
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 6/10/17	336,000	346

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	80,410	81
Countrywide Home Loans, Inc., Series 2005-31, Class 2A1, 5.494%, 1/25/36	87,683	87
Credit Suisse Mortgage Capital Certificate, Series 2007-5, Class 3A19, 6.00%, 7/25/36	154,732	154
Fannie Mae Whole Loan, 6.25%, 5/25/42	408,196	424
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	135,525	130
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	196,318	193
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	440,046	432
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	291,603	292
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	41,601	42
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	145,264	146
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	154,173	154
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	54,764	55
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	155,437	157
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	27,254	28
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	216,176	219
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	590,180	597
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	127,863	128
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	820,147	818
Federal Home Loan Mortgage Corp., 5.50%, 11/1/37	223,320	223
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, Series K001, Class A2, 5.65%, 4/25/16	480,297	493

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.50%, 6/1/19	377,832	372
Federal National Mortgage Association, 4.50%, 12/1/19	42,909	42
Federal National Mortgage Association, 4.50%, 7/1/20	235,355	231
Federal National Mortgage Association, 5.00%, 3/1/20	180,322	181
Federal National Mortgage Association, 5.00%, 4/1/20	71,366	71
Federal National Mortgage Association, 5.00%, 5/1/20	294,453	295
Federal National Mortgage Association, 5.00%, 11/1/34	985,601	963
Federal National Mortgage Association, 5.00%, 4/1/35	154,478	151
Federal National Mortgage Association, 5.00%, 7/1/35	426,234	416
Federal National Mortgage Association, 5.00%, 10/1/35	78,034	76
Federal National Mortgage Association, 5.17%, 1/1/16	210,984	215
Federal National Mortgage Association, 5.284%, 4/1/16	571,273	585
Federal National Mortgage Association, 5.32%, 4/1/14	137,955	142
Federal National Mortgage Association, 5.38%, 1/1/17	151,000	155
Federal National Mortgage Association, 5.50%, 4/1/21	173,530	176
Federal National Mortgage Association, 5.50%, 10/1/34	541,922	542
Federal National Mortgage Association, 5.50%, 3/1/35	179,566	180
Federal National Mortgage Association, 5.50%, 7/1/35	71,739	72
Federal National Mortgage Association, 5.50%, 8/1/35	123,697	124
Federal National Mortgage Association, 5.50%, 9/1/35	1,219,569	1,219
Federal National Mortgage Association, 5.50%, 10/1/35	1,300,598	1,299

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 11/1/35	923,847	924
Federal National Mortgage Association, 5.50%, 2/1/37	809,717	809
Federal National Mortgage Association, 6.00%, 10/1/34	525,779	535
Federal National Mortgage Association, 6.00%, 11/1/34	381,088	388
Federal National Mortgage Association, 6.00%, 5/1/35	14,846	15
Federal National Mortgage Association, 6.00%, 6/1/35	3,646	4
Federal National Mortgage Association, 6.00%, 7/1/35	197,161	200
Federal National Mortgage Association, 6.00%, 10/1/35	149,955	152
Federal National Mortgage Association, 6.00%, 11/1/35	328,594	334
Federal National Mortgage Association, 6.00%, 9/1/36	253,089	257
Federal National Mortgage Association, 6.50%, 9/1/31	43,455	45
Federal National Mortgage Association, 6.50%, 11/1/35	140,663	145
Federal National Mortgage Association, 6.50%, 12/1/35	218,042	224
Federal National Mortgage Association, 6.50%, 4/1/36	98,616	101
Federal National Mortgage Association, 6.50%, 11/1/36	23,119	24
Federal National Mortgage Association, 6.50%, 12/1/36	85,725	88
Federal National Mortgage Association, 6.50%, 2/1/37	83,836	86
Federal National Mortgage Association, 6.50%, 3/1/37	361,740	372
Federal National Mortgage Association, 6.50%, 7/1/37	225,439	232
Federal National Mortgage Association, 6.50%, 8/1/37	1,399,846	1,439
Federal National Mortgage Association — Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	555,000	564

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
(n)Final Maturity Amortizing Notes, 4.45%, 8/25/12	397,939	398
First Horizon Mortgage Pass-Through Trust, Series 2004-2, Class B4, 5.621%, 5/25/34	223,665	224
First Union — Lehman Brothers Commercial Mortgage Pass-Through	18,620	19
Certificates, Series 1997-C2, 6.79%, 11/18/19
Freddie Mac, Series 2840, Class LK, 6.00%, 11/15/17	167,362	172
Freddie Mac, Series 3065, Class TN, 4.50%, 10/15/33	112,570	111
(n)Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	108,141	108
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.56%, 11/10/39	413,000	419
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	89,529	94
Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2A, 4.935%, 1/25/37	242,140	238
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.750%, 6/15/50	147,000	151
TBW Mortgage Backed Pass-Through Certificates, Series 2007-1, Class A1, 4.955%, 3/25/37	207,347	206
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.035%, 1/25/09	479,768	464
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 4.975%, 3/25/37	154,337	149
WAMU Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	247,203	244
WAMU Mortgage Pass-Through Certificates, Series 2003-AR10, Class A6, 4.056%, 10/25/33	156,000	155
Washington Mutual Mortgage Pass-Through, Series 2006-6, Class 4A, 6.693%, 11/25/34	95,980	98
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	437,000	434

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class - 1A1, 5.50%, 11/25/35	231,136	228
Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	265,671	261

Total Structured Products (Cost: $27,106)		27,218

Below Investment Grade Segment (7.6%)

Aerospace/Defense (0.1%)
Bombardier, Inc., 8.00%, 11/15/14 144A	55,000	57
DRS Technologies, Inc., 7.625%, 2/1/18	55,000	56
Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.50%, 4/1/15 144A	32,000	32
(c)Hawker Beechcraft Acquisition Co., LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15 144A	62,000	61
L-3 Communications Corp., 6.375%, 10/15/15	165,000	163

Total		369

Autos/Vehicle Parts (0.4%)
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	78,000	70
Cooper Tire & Rubber Co., 8.00%, 12/15/19	60,000	56
Ford Motor Co., 7.45%, 7/16/31	160,000	119
Ford Motor Credit Co., 8.00%, 12/15/16	100,000	85
Ford Motor Credit Co., 8.625%, 11/1/10	55,000	51
Ford Motor Credit Co., 9.875%, 8/10/11	225,000	213
General Motors Corp., 8.375%, 7/15/33	155,000	125
The Goodyear Tire & Rubber Co., 8.625%, 12/1/11	29,000	30
Lear Corp., 8.50%, 12/1/13	25,000	23
Lear Corp., 8.75%, 12/1/16	64,000	58
Tenneco, Inc., 8.125%, 11/15/2015 144A	20,000	20
TRW Automotive, Inc., 7.25%, 3/15/17 144A	95,000	85
Visteon Corp., 8.25%, 8/1/10	185,000	164

Total		1,099

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Basic Materials (0.8%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	119,000	93
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	110,000	82
Arch Western Finance LLC, 6.75%, 7/1/13	110,000	107
Berry Plastics Holding Corp., 8.875%, 9/15/14	40,000	38
Bowater Canada Finance, 7.95%, 11/15/11	50,000	40
Cascades, Inc., 7.25%, 2/15/13	35,000	33
Catalyst Paper Corp., 8.625%, 6/15/11	30,000	25
Crown Americas, Inc., 7.625%, 11/15/13	71,000	73
Crown Americas, Inc., 7.75%, 11/15/15	50,000	52
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	155,000	177
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	115,000	122
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	240,000	256
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	137,000	133
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	52,000	51
Graphic Packaging International Corp., 9.50%, 8/15/13	65,000	64
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	145,000	157
Huntsman LLC, 11.50%, 7/15/12	50,000	55
Invista, 9.25%, 5/1/12 144A	55,000	57
Massey Energy Co., 6.625%, 11/15/10	80,000	78
Momentive Performance Materials, Inc., 9.75%, 12/1/14 144A	35,000	32
(c)Momentive Performance Materials, Inc., 10.125%, 12/1/14 144A	40,000	37
Mosaic Global Holdings, Inc., 7.375%, 12/1/14 144A	25,000	27
Mosaic Global Holdings, Inc., 7.625%, 12/1/16 144A	65,000	70
New Page Corp., 10.00%, 5/1/12 144A	55,000	55
Norampac, Inc., 6.75%, 6/1/13	45,000	41
Novelis, Inc., 7.25%, 2/15/15	47,000	44
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	66,000	66
Peabody Energy Corp., 7.375%, 11/1/16	70,000	72

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Peabody Energy Corp., 7.875%, 11/1/26	90,000	91
Smurfit-Stone Container, 8.375%, 7/1/12	70,000	69
Stone Container, 8.00%, 3/15/17	55,000	53

Total		2,350

Builders/Building Materials (0.0%)
KB Home, 7.75%, 2/1/10	90,000	83
K. Hovnanian Enterprises, 7.75%, 5/15/13	80,000	45

Total		128

Capital Goods (0.2%)
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	40,000	35
Case New Holland, Inc., 7.125%, 3/1/14	100,000	100
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	45,000	45
Rental Service Corp., 9.50%, 12/1/14	88,000	79
SPX Corp., 7.625%, 12/15/14, 144A	75,000	77
Terex Corp., 8.00%, 11/15/17	85,000	86
United Rentals North America, Inc., 6.50%, 2/15/12	165,000	149

Total		571

Consumer Products/Retailing (0.3%)
Albertson’s, Inc., 7.25%, 5/1/13	105,000	107
Claire’s Stores, Inc., 10.50%, 6/1/17 144A	80,000	43
Claire’s Stores, Inc., 9.25%, 6/1/15 144A	30,000	21
Education Management LLC, 10.25%, 6/1/16	85,000	88
GSC Holdings Corp., 8.00%, 10/1/12	80,000	83
Jostens IH Corp., 7.625%, 10/1/12	37,000	37
Levi Strauss & Co., 8.875%, 4/1/16	90,000	87
Michaels Stores, Inc., 11.375%, 11/1/16	60,000	55
Oxford Industries, Inc., 8.875%, 6/1/11	118,000	118
Phillips Van Heusen Corp., 8.125%, 5/1/13	50,000	51
Rite Aid Corp., 7.50%, 3/1/17	86,000	76
Rite Aid Corp., 8.625%, 3/1/15	31,000	25
Rite Aid Corp., 9.375%, 12/15/15	45,000	37
SUPERVALU, Inc., 7.50%, 11/15/14	80,000	82

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
Warnaco, Inc., 8.875%, 6/15/13	50,000	51

Total		961

Energy (0.8%)
AmeriGas Partners LP, 7.25%, 5/20/15	80,000	78
Basic Energy Services, Inc., 7.125%, 4/15/16	95,000	89
Chaparral Energy, Inc., 8.875%, 2/1/17 144A	90,000	81
Chesapeake Energy Corp., 6.375%, 6/15/15	58,000	56
Chesapeake Energy Corp., 6.625%, 1/15/06	99,000	97
Chesapeake Energy Corp., 7.50%, 9/15/13	45,000	46
Chesapeake Energy Corp., 7.625%, 7/15/13	50,000	52
Cimarex Energy Co., 7.125%, 5/1/17	20,000	20
Compagnie Generale de Geophysique-Veritas, 7.50%, 5/15/15	33,000	33
Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	55,000	56
Complete Production Services, Inc., 8.00%, 12/15/16	60,000	58
Connacher Oil & Gas, 10.25%, 12/15/15 144A	60,000	60
Denbury Resources, Inc., 7.50%, 12/15/15	60,000	61
El Paso Corp., 7.75%, 1/15/32	90,000	91
Forest Oil Corp., 7.25%, 6/15/19 144A	55,000	55
Helix Energy Solutions, 9.50%, 1/15/16 144A	100,000	102
Key Energy Services, Inc., 8.375%, 12/1/14 144A	85,000	87
Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	50,000	45
Knight, Inc., 6.50%, 9/1/12	85,000	84
Mariner Energy, Inc., 8.00%, 5/15/17	59,000	56
Newfield Exploration Co., 6.625%, 9/1/14	15,000	15
Newfield Exploration Co., 6.625%, 4/15/16	65,000	64
OPTI Canada, Inc., 8.25%, 12/15/14 144A	135,000	134
Petrohawk Energy Corp., 9.125%, 7/15/13	113,000	119
Petroplus Finance, Ltd., 6.75%, 5/1/14 144A	51,000	47
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	42,000	38
Plains Exploration & Production Co., 7.00%, 3/15/17	55,000	53

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Plains Exploration & Production Co., 7.75%, 6/15/15	75,000	75
Range Resources Corp., 6.375%, 3/15/15	72,000	70
Range Resources Corp., 7.50%, 5/15/16	15,000	15
Seitel, Inc., 9.75%, 2/15/14	20,000	17
Sesi LLC, 6.875%, 6/1/14	85,000	82
Sonat, Inc., 7.625%, 7/15/11	25,000	26
Stallion Oilfield Services/Stallion Oilfield Finance Corp., 9.75%, 2/1/15	41,000	38
144A
Tesoro Corp., 6.625%, 11/1/15	115,000	114
W&T Offshore, Inc., 8.25%, 6/15/14 144A	85,000	80
Whiting Petroleum Corp., 7.25%, 5/1/13	108,000	106
Williams Partners LP/Williams Partners Financial Corp., 7.25%, 2/1/17	40,000	41

Total		2,441

Financials (0.3%)
Crum & Forster Holdings Corp., 7.75%, 5/1/17	64,000	63
E*Trade Financial Corp., 7.375%, 9/15/13	5,000	4
E*Trade Financial Corp., 7.875%, 12/1/15	45,000	34
E*Trade Financial Corp., 8.00%, 6/15/11	55,000	48
General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	150,000	131
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	305,000	256
LaBranche & Co., Inc., 9.50%, 5/15/09	25,000	25
LaBranche & Co., Inc., 11.00%, 5/15/12	38,000	37
Nuveen Investments, Inc. 10.50%, 11/15/15 144A	65,000	65
Residential Capital LLC, 6.875%, 6/30/15	75,000	45
Residential Capital LLC, 6.50%, 4/17/13	75,000	46
Residential Capital LLC, 8.544%, 4/17/09 144A	95,000	47
SLM Corp., 5.375%, 5/15/14	110,000	98
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	60,000	62

Total		961

Foods (0.3%)
Constellation Brands, Inc., 8.375%, 12/15/14	40,000	40

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Foods continued
Constellation Brands, Inc., 7.25%, 5/15/17 144A	70,000	65
Dean Foods Co., 7.00%, 6/1/16	75,000	67
Dole Foods Co., 8.625%, 5/1/09	185,000	178
Pilgrim’s Pride Corp., 7.625%, 5/1/15	69,000	68
Pilgrim’s Pride Corp., 8.375%, 5/1/17	33,000	32
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17 144A	110,000	95
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 144A	55,000	50
Smithfield Foods, Inc., 7.75%, 5/15/13	83,000	82
Smithfield Foods, Inc., 7.75%, 7/1/17	60,000	58
Constellation Brands, Inc., 7.25%, 9/1/16	80,000,000	75

Total		810

Gaming/Leisure/Lodging (0.6%)
AMC Entertainment, Inc., 11.00%, 2/1/16	99,000	104
American Casino & Entertainment, 7.85%, 2/1/12	60,000	62
Boyd Gaming Corp., 7.75%, 12/15/12	100,000	101
Corrections Corp. of America, 6.25%, 3/15/13	111,000	109
Felcor Lodging LP, 8.50%, 6/1/11	83,000	87
Hertz Corp., 8.875%, 1/1/14	95,000	96
Host Marriot LP, 7.125%, 11/1/13	210,000	211
Mandalay Resort Group, 9.375%, 2/15/10	50,000	52
Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 144A	110,000	111
MGM Mirage, Inc., 6.75%, 9/1/12	105,000	102
MGM Mirage, Inc., 7.50%, 6/1/16	145,000	144
Mohegan Tribal Gaming, 6.875%, 2/15/15	65,000	61
Park Place Entertainment Corp., 8.125%, 5/15/11	135,000	126
Pinnacle Entertainment, Inc., 7.50%, 6/15/15 144A	50,000	45
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	65,000	64

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Seminole Hard Rock Entertainment, 7.49%, 3/15/14 144A	45,000	43
Station Casinos, Inc., 6.625%, 3/15/18	45,000	31
Station Casinos, Inc., 6.875%, 3/1/16	45,000	33
Universal City Development Corp., 11.75%, 4/1/10	44,000	46
Universal City Florida, 8.375%, 5/1/10	33,000	33
Wynn Las Vegas Capital Corp., 6.625%, 12/1/14 144A	75,000	74
Wynn Las Vegas LLC, 6.625%, 12/1/14	155,000	152

Total		1,887

Health Care/Pharmaceuticals (0.5%)
Community Health Systems, Inc., 8.875%, 7/15/15	180,000	183
FMC Finance III SA, 6.875%, 7/15/17 144A	105,000	105
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	30,000	31
HCA, Inc., 6.75%, 7/15/13	75,000	67
HCA, Inc., 9.125%, 11/15/14	58,000	60
HCA, Inc., 9.25%, 11/15/16	233,000	244
(c)HCA, Inc., 9.625%, 11/15/16	87,000	92
Health Management Associates, Inc., 6.125%, 4/15/16	85,000	74
PTS Acquisition Corp., 9.50%, 4/15/15 144A	79,000	73
Senior Housing Properties Trust, 8.625%, 1/15/12	45,000	48
Service Corp. International, 6.75%, 4/1/15	70,000	69
Service Corp. International, 6.75%, 4/1/16	60,000	58
Service Corp. International, 7.375%, 10/1/14	15,000	15
Tenet Healthcare Corp., 7.375%, 2/1/13	85,000	74
Tenet Healthcare Corp., 9.875%, 7/1/14	50,000	48
US Oncology, Inc., 9.00%, 8/15/12	60,000	59
Ventas Realty LP/Capital Corp., 6.50%, 6/1/16	25,000	25
Ventas Realty LP/Capital Corp., 9.00%, 5/1/12	50,000	54

Total		1,379

Media (0.8%)
Charter Communications Holdings LLC, 10.25%, 9/15/10	125,000	122
Charter Communications Holdings LLC, 11.00%, 10/1/15	125,000	102

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Media continued
Charter Communications Holdings LLC, 11.75%, 5/15/14	205,000	130
CSC Holdings, Inc., 7.625%, 4/1/11	150,000	149
CSC Holdings, Inc., 7.875%, 2/15/18	127,000	119
CSC Holdings, Inc., 8.125%, 7/15/09	60,000	61
CSC Holdings, Inc., 8.125%, 8/15/09	30,000	31
Echostar DBS Corp., 7.00%, 10/1/13	85,000	86
EchoStar DBS Corp., 7.125%, 2/1/16	30,000	31
Idearc, Inc., 8.00%, 11/15/16	286,000	261
Intelsat Bermuada, Ltd., 8.50%, 1/15/13	60,000	60
Intelsat Bermuada, Ltd., 10.829%, 6/15/13	65,000	67
Intelsat Bermuada, Ltd., 11.25%, 6/15/16	111,000	115
Kabel Deutschland GMBH, 10.625%, 7/1/14	60,000	63
Lamar Media Corp., 6.625%, 8/15/15	75,000	73
Lamar Media Corp., 6.625%, 8/15/15 144A	25,000	24
LIN Television Corp., 6.50%, 5/15/13	90,000	85
Mediacom Broadband LLC 8.50%, 10/15/15	85,000	75
Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	30,000	27
Quebecor Media, 7.75%, 3/15/16 144A	90,000	86
R.H. Donnelley Corp., 6.875%, 1/15/13	280,000	250
R.H. Donnelley Corp., 8.875%, 1/15/16	35,000	33
R.H. Donnelley Corp., 8.875%, 10/15/17 144A	60,000	56
(c)Univision Communications, 9.75%, 3/15/15 144A	150,000	137
Videotron Ltee, 6.375%, 12/15/15	25,000	23
Videotron Ltee, 6.875%, 1/15/14	20,000	20

Total		2,286

Real Estate (0.1%)
American Real Estate Partners LP, 7.125%, 2/15/13	20,000	19
American Real Estate Partners LP, 7.125%, 2/15/13 144A	90,000	84
The Rouse Co., 7.20%, 9/15/12	85,000	81

Total		184

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Services (0.1%)
Allied Waste North America, Inc., 6.875%, 6/1/17	70,000	68
Allied Waste North America, Inc., 7.25%, 3/15/15	70,000	70
ARAMARK Corp., 8.50%, 2/1/15	105,000	107
ARAMARK Corp., 8.411%, 2/1/15	30,000	29
Realogy Corp., 10.50%, 4/15/14 144A	55,000	41
Realogy Corp., 12.375%, 4/15/15 144A	75,000	47
WCA Waste Corp., 9.25%, 6/15/14	65,000	66

Total		428

Structured Product (1.0%)
CDX North America High Yield, 7.50%, 6/29/12	160,000	156
CDX North America High Yield, 8.75%, 12/29/12	3,000,000	2,959

Total		3,115

Technology (0.3%)
First Data Corp., 9.875%, 9/24/15 144A	160,000	148
Flextronics International, Ltd., 6.50%, 5/15/13	75,000	73
Freescale Semiconductor, Inc., 8.875%, 12/15/14	80,000	71
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14	99,000	84
Freescale Semiconductor, Inc., 10.125%, 12/15/16	25,000	21
NXP BV, 7.875%, 10/15/14	60,000	57
NXP BV, 9.50%, 10/15/15	50,000	46
Sabre Holdings Corp., 6.35%, 3/15/16	75,000	67
Stats Chippac, Inc., 6.75%, 11/15/11	43,000	43
Sungard Data Systems, Inc., 9.125%, 8/15/13	95,000	97
Travelport LLC, 11.875%, 9/1/16	65,000	69

Total		776

Telecommunications (0.3%)
(c)(n)Alltel Communications, Inc., 10.375%, 12/1/17 144A	85,000	79
American Tower Corp., 7.00%, 10/15/17, 144A	65,000	65
Citizens Communications, 9.00%, 8/15/31	165,000	165
Citizens Communications, 9.25%, 5/15/11	145,000	157
Qwest Capital Funding, Inc., 7.90%, 8/15/10	65,000	66

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Qwest Communications International, Inc., 7.50%, 11/1/08	25,000	25
Qwest Corp., 6.50%, 6/1/17	85,000	81
Qwest Corp., 7.50%, 10/1/14	16,000	16
Qwest Corp., 7.875%, 9/1/11	67,000	70
Rogers Wireless, Inc., 8.00%, 12/15/12	74,000	77
Windstream Corp., 7.00%, 3/15/19	55,000	52
Windstream Corp., 8.125%, 8/1/13	85,000	88
Windstream Corp., 8.625%, 8/1/16	95,000	100

Total		1,041

Transportation (0.1%)
American Railcar Industries, Inc., 7.50%, 3/1/14	55,000	52
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	67,000	70
Kansas City Southern de Mexico, 7.625%, 12/1/13	35,000	35
Kansas City Southern de Mexico, 7.375%, 6/1/14 144A	95,000	92
Stena AB, 7.50%, 11/1/13	190,000	187

Total		436

Utilities (0.6%)
The AES Corp., 7.75%, 10/15/15 144A	50,000	51
The AES Corp., 8.00%, 10/15/17 144A	65,000	66
The AES Corp., 9.375%, 9/15/10	160,000	168
Aquila, Inc., 9.95%, 2/1/11	6,000	6
Dynegy Holdings, Inc., 7.50%, 6/1/15	45,000	42
Dynegy Holdings, Inc., 7.75%, 6/1/19	65,000	60
Dynegy Holdings, Inc., 8.375%, 5/1/16	65,000	64
Edison Mission Energy, 7.00%, 5/15/17	125,000	123
Edison Mission Energy, 7.20%, 5/15/19	149,000	146
Elwood Energy LLC, 8.159%, 7/5/26	96,858	97
Energy Future Holdings Corp., 10.875%, 11/1/17 144A	85,000	85
Indiantown Cogeneration LP, Series A-10, 9.77%, 12/15/20	165,000	185
Intergen NV, 9.00%, 6/30/17 144A	90,000	95

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.6%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
NRG Energy, Inc., 7.25%, 2/1/14	65,000	63
NRG Energy, Inc., 7.375%, 2/1/16	30,000	29
NRG Energy, Inc., 7.375%, 1/15/17	116,000	113
NSG Holdings LLC, 7.75%, 12/15/25 144A	81,000	81
PSEG Energy Holdings LLC, 8.50%, 6/15/11	22,000	23
Sierra Pacific Resources, 8.625%, 3/15/14	27,000	29
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15 144A	265,000	263

Total		1,789

Total Below Investment Grade Segment (Cost: $23,740)		23,011

Money Market Investments (13.5%)	Shares/ $ Par	Value $ (000’s)

Autos (3.0%)
(b)Daimler Chrysler Auto, 6.00%, 1/10/08	3,000,000	2,995
(b)Fcar Owner Trust I, 6.00%, 1/22/08	3,000,000	2,990
New Center Asset Trust, 6.00%, 1/18/08	3,000,000	2,992

Total		8,977

Federal Government and Agencies (6.5%)
Federal Home Loan Bank, 4.20%, 2/29/08	1,500,000	1,490
(b)Federal Home Loan Bank, 4.25%, 1/2/08	18,488,000	18,485

Total		19,975

Finance Lessors (1.0%)
Windmill Funding Corp., 5.70%, 1/14/08	3,000,000	2,994

Total		2,994

Finance Services (1.0%)
Bryant Park Funding LLC, 5.25%, 1/22/08	3,000,000	2,991

Total		2,991

Money Market Investments (13.5%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (1.0%)
Park Avenue Receivables, 4.80%, 1/25/08	3,000,000	2,990

Total		2,990

Short Term Business Credit(1.0%)
Sheffield Receivables, 5.90%, 1/11/08	3,000,000	2,995

Total		2,995

Total Money Market Investments (Cost: $40,922)		40,922

Total Investments (99.7%) (Cost $273,080)(a)		301,334

Other Assets, Less Liabilities (0.3%)		958

Net Assets (100.0%)		302,292

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 the value of these securities (in thousands) was $5,795, representing 1.92% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2007 the aggregate cost of securities for federal tax purposes (in thousands) was $273,367 and the net unrealized appreciation of investments based on that cost was $27,967 which is comprised of $35,251 aggregate gross unrealized appreciation and $7,284 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2007, $19,541)	53	3/08	$32
US Ten Year Treasury Note (Long) (Total Notional Value at December 31, 2007, $902)	8	3/08	$5

(c)	PIK — Payment In Kind

(e)	Step bond security that presently receives no coupon payments.

At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

(n)	At December 31, 2007 portfolio securities with an aggregate market value of $615 (in thousands) were valued with reference to securities whose prices are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Benchmark Definitions

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Lehman Brothers Global Aggregate — Credit Component, Hedged USD, Merrill Lynch Global High-Yield BB-B Rated Constrained Index and JPMorgan EMBI Global — The benchmark is an equally weighted blend of the following three indexes: Lehman Brothers Global Aggregate — Credit Component, Hedged USD, Merrill Lynch Global High Yield BB-B Rated Constrained Index and JPMorgan EMBI Global. The Lehman Brothers Global Aggregate — Credit Component, Hedged USD Index provides a broad-based measure of the global investment-grade fixed income markets. The Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Blended Composite — The Asset Allocation Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000 Index (50%), the S&P/Citigroup PMI (Primary Market Index) Global ex. US Index (15%), the Citigroup U.S. Broad Investment Grade Bond Index (25%), and the Citigroup High Yield Cash Pay Index (10%).

Balanced Portfolio Blended Composite — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000 Index (40%), the S&P/Citigroup PMI (Primary Market Index) Global ex. US Index (10%), the Citigroup U.S. Broad Investment Grade Bond Index (45%) and the Citigroup High Yield Cash Pay Index (5%).

Citigroup High Yield Cash Pay Index — The Citigroup High Yield Cash Pay Index is an unmanaged index that captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

Citigroup U.S. Broad Investment Grade Bond Index — The Citigroup U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer.

Citigroup U.S. Inflation-Linked Securities Index — The Citigroup U.S. Inflation-Linked Securities Index is an unmanaged index designed to track the performance of U.S. Treasury and Inflation-Protected Securities (TIPS) with fixed-rate coupon payments that are adjusted for inflation as measured by the Consumer Price Index (CPI). The index is market capitalization weighted and includes U.S. Treasury Inflation-Protected issues with a maturity of one year or longer.

Lehman Brothers U.S. Aggregate 1-3 Years Index — The Lehman Brothers U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Lehman Brothers U.S. Aggregate Index — The Lehman Brothers U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index — The Lehman Brothers U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lehman Brothers Global Credit Hedged US Index — The Lehman Brothers Global Credit Hedged US Index is an unmanaged index composed of investment grade and high yield credit securities from the Multiverse represented in U.S. Dollars on a hedged bases (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Lehman Brothers Long-Term U.S. Treasury Index — The Lehman Brothers Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Benchmark Definitions

Benchmark Definitions

Lipper Variable Insurance Products (VIP) Average — Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

Merrill Lynch 3-Month T-Bill Index — The Merrill Lynch 3-Month T-Bill Index is an unmanaged index comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month the issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closes to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected.

Morgan Stanley Capital International EAFE (Europe-Australia-Far-East) Index — The Morgan Stanley Capital International EAFE (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI All Country World (ex-US) Index — The MSCI All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance in the developed and emerging markets, excluding the U.S.

MSCI Emerging Markets Index — The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000 Growth Index — The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000 Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investible U.S. equity market).

Russell 1000 Value Index — The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged, market capitalization weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000 Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investible U.S. equity market).

Russell 2000 Growth Index — The Russell 2000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged, market capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000 Value Index — The Russell 2000 Value Index is an unmanaged index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, market capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2500 Index — The Russell 2500 Index is an unmanaged index that measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index — The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values.

Russell MidCap Growth Index — The Russell MidCap Growth Index is an unmanaged index that measures the performance of the Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell MidCap Value Index — The Russell MidCap Value Index is an unmanaged index that measures the performance of the Russell MidCap companies with lower price-to-book and lower forecasted growth values. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

S&P 500 Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P/Citigroup PMI Global ex US Index — The S&P/Citigroup PMI Global ex US Index is an unmanaged, capitalization-weighted index that measures the performance of the Primary Market Index (PMI), which includes companies in the top 80% of the S&P/Citigroup Broad Market Index (BMI) Global, by capitalization. The S&P/Citigroup Broad Market Index (BMI) Global includes companies in developed and emerging markets (excluding the U.S.) with more than $100 million (USD) of free float capitalization.

S&P MidCap 400 Index — The Standard & Poor’s MidCap 400 Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600 Index — The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Benchmark Definitions

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Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2007

(in thousands)

	Growth Stock Portfolio	Janus Capital Appreciation Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Large Cap Blend Portfolio	Index 500 Stock Portfolio	American Century Large Company Value Portfolio
Assets
Investments, at Value (1)	$747,745	$230,016	$555,390	$34,976	$2,087,273	$32,760
Cash & Cash Equivalents	35	—	4	55	124	1
Foreign Currency, at Value (2)	—	—	—	—	—	—
Cash Collateral for Derivative Positions	—	—	—	—	—	—
Due From Sale of Fund Shares	304	615	193	33	916	47
Due From Sale of Securities	1,079	—	1,811	—	12,129	190
Due From Sale of Foreign Currency	—	—	—	—	—	—
Due From Investment Advisor	—	—	—	—	—	—
Futures Variation Margin	—	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—	—
Dividends and Interest Receivables	688	21	578	46	3,037	41

Total Assets	749,851	230,652	557,976	35,110	2,103,479	33,039

Liabilities
Due on Purchase of Securities	993	23	620	131	12,118	294
Payable for Collateral on Securities on Loan (3)	—	—	—	—	—	—
Payable for Securities Sold Short	—	—	—	—	—	—
Due on Purchase of Foreign Currency	—	—	—	—	—	—
Due on Redemption of Fund Shares	195	29	180	2	2,020	4
Due to Investment Advisor	268	146	203	26	358	23
Accrued Expenses	16	17	16	16	18	16
Outstanding Options Written, at Fair Value	—	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—	—
Futures Variation Margin	50	—	62	—	130	7

Total Liabilities	1,522	215	1,081	175	14,644	344

Net Assets	$748,329	$230,437	$556,895	$34,935	$2,088,835	$32,695

Represented By:
Aggregate Paid in Capital (7), (8)	$558,594	$163,277	$524,668	$37,740	$1,331,110	$35,072
Undistributed Net Investment Income (Loss)	6,332	764	7,217	1	38,166	4
Undistributed Accumulated Net Realized Gain (Loss) on Investments	39,325	5,723	(85,302)	(462)	46,435	28
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	144,064	60,673	110,253	(2,344)	673,095	(2,393)
Futures Contracts	14	—	59	—	29	(16)
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—

Net Assets for Shares Outstanding (8)	$748,329	$230,437	$556,895	$34,935	$2,088,835	$32,695

Net Asset Value, Offering and Redemption Price per Share	$2.49	$2.05	$1.45	$0.93	$3.26	$0.93

(1) Investments, at cost	$603,681	$169,343	$445,137	$37,320	$1,414,178	$35,153
(2) Foreign Currency, at cost	—	—	—	—	—	—
(3) Securities on Loan	—	—	—	—	—	—
(4) Premiums Received on Options Written	—	—	—	—	—	—
(5) Premiums Paid on Swap Contracts	—	—	—	—	—	—
(6) Premiums Received from Swap Contracts	—	—	—	—	—	—
(7) Shares Outstanding	300,806	112,567	382,936	37,762	641,507	35,208
(8) Shares authorized, $.01 par value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	AllianceBernstein Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	T. Rowe Price Small Cap Value Portfolio

$438,551	$211,711	$1,295,330	$559,151	$114,806	$543,372	$24,067	$337,552
77	50	50	169	41	142	98	172
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
490	324	541	282	98	271	41	233
—	792	—	5,965	—	621	849	527
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1,096	394	580	357	112	20	26	399

440,214	213,271	1,296,501	565,924	115,057	544,426	25,081	338,883

18	631	764	7,241	428	—	962	295
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
75	78	382	269	75	146	—	351
210	117	568	120	83	251	6	246
15	17	16	20	16	19	17	18
—	—	—	—	—	—	—	—
—	—	—	—	—	—	57	—
—	—	68	138	—	24	—	—

318	843	1,798	7,788	602	440	1,042	910

$439,896	$212,428	$1,294,703	$558,136	$114,455	$543,986	$24,039	$337,973

$412,516	$196,540	$940,812	$412,967	$112,214	$436,726	$25,705	$264,541
10,731	70	3,036	7,713	—	722	—	2,251
30,551	3,698	136,674	45,980	2,159	79,626	37	24,809

(13,902)	12,120	213,978	91,195	82	26,308	(1,660)	46,372
—	—	203	281	—	604	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(43)	—
—	—	—	—	—	—	—	—

$439,896	$212,428	$1,294,703	$558,136	$114,455	$543,986	$24,039	$337,973

$1.15	$1.38	$3.68	$1.60	$1.28	$2.37	$0.93	$1.72

$452,453	$199,591	$1,081,352	$467,956	$114,724	$517,064	$25,727	$291,180
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
381,289	153,497	352,174	349,441	89,368	229,389	25,769	196,654
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2007

(in thousands)

	International Growth Portfolio	MFS® Research International Core Portfolio	Franklin Templeton International Equity Portfolio	MFS® Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Assets
Investments, at Value (1)	$353,843	$46,648	$1,899,197	$90,157	$461,736	$57,608
Cash & Cash Equivalents	598	729	2,077	11	—	—
Foreign Currency, at Value (2)	—	—	—	—	—	—
Cash Collateral for Derivative Positions	—	—	—	—	—	—
Due From Sale of Fund Shares	315	116	1,298	132	774	8
Due From Sale of Securities	2,048	—	154	—	—	—
Due From Sale of Foreign Currency	5	—	2	—	—	—
Due From Investment Advisor	—	20	—	—	—	—
Futures Variation Margin	—	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—	—
Dividends and Interest Receivables	241	35	1,568	115	1,234	423

Total Assets	357,050	47,548	1,904,296	90,415	463,744	58,039

Liabilities
Due on Purchase of Securities	2,692	114	158	600	7	—
Payable for Collateral on Securities on Loan (3)	—	—	—	—	—	—
Payable for Securities Sold Short	—	—	—	—	—	—
Due on Purchase of Foreign Currency	—	1	—	5	—	—
Due on Redemption of Fund Shares	81	4	491	1	1,528	—
Due to Investment Advisor	197	—	942	27	117	21
Accrued Expenses	654	82	93	219	—	20
Outstanding Options Written, at Fair Value	—	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—	—
Futures Variation Margin	—	—	—	—	—	—

Total Liabilities	3,624	201	1,684	852	1,652	41

Net Assets	$353,426	$47,347	$1,902,612	$89,563	$462,092	$57,998

Represented By:
Aggregate Paid in Capital (7), (8)	$263,123	$46,005	$1,060,297	$75,268	$462,092	$57,991
Undistributed Net Investment Income (Loss)	4,292	(37)	38,873	176	—	7
Undistributed Accumulated Net Realized Gain (Loss) on Investments	33,424	249	143,550	395	—	(156)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	52,579	1,129	659,888	13,729	—	156
Futures Contracts	—	—	—	—	—	—
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	8	1	4	(5)	—	—

Net Assets for Shares Outstanding (8)	$353,426	$47,347	$1,902,612	$89,563	$462,092	$57,998

Net Asset Value, Offering and Redemption Price per Share	$1.82	$1.04	$2.67	$1.24	$1.00	$1.00

(1) Investments, at cost	$300,663	$45,489	$1,239,309	$76,276	$461,736	$57,452
(2) Foreign Currency, at cost	—	—	—	—	—	—
(3) Securities on Loan	—	—	—	—	—	—
(4) Premiums Received on Options Written	—	—	—	—	—	—
(5) Premiums Paid on Swap Contracts	—	—	—	—	—	—
(6) Premiums Received from Swap Contracts	—	—	—	—	—	—
(7) Shares Outstanding	193,699	45,656	712,621	71,988	462,105	57,919
(8) Shares authorized, $.01 par value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Select Bond Portfolio	PIMCO Long-Term U.S. Government Bond Portfolio	American Century Inflation Protection Portfolio	High Yield Bond Portfolio	PIMCO Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$1,205,478	$45,812	$37,463	$287,731	$78,100	$2,980,341	$301,334
118	—	—	60	4,538	359	84
—	—	—	—	318	—	—
—	285	—	—	715	2,450	—
761	26	135	183	244	1,127	170
7,817	—	215	—	4,101	25,020	1,015
—	—	—	—	82	5	—
—	—	—	—	—	—	—
—	79	—	—	80	—	—
—	—	—	—	11	373	—
8,758	413	263	5,189	1,006	13,894	1,089

1,222,932	46,615	38,076	293,163	89,195	3,023,569	303,692

7,866	10,761	562	—	9,445	21,954	946
99,851	—	—	—	—	98,121	—
—	—	—	—	4,113	—	—
—	—	—	—	211	—	—
287	—	4	103	—	906	106
281	17	24	112	49	740	120
—	20	16	20	31	460	122
—	2	—	—	282	—	—
—	—	8	—	235	4,991	—
—	—	—	—	—	202	106

108,285	10,800	614	235	14,366	127,374	1,400

$1,114,647	$35,815	$37,462	$292,928	$74,829	$2,896,195	$302,292

$1,076,856	$34,433	$36,295	$336,137	$75,775	$1,921,490	$245,687
52,668	11	10	21,340	(196)	36,624	7,610
(17,697)	748	(3)	(54,340)	(43)	693,880	20,785

2,820	644	1,168	(10,209)	(839)	249,029	28,172
—	(25)	—	—	464	38	37
—	4	—	—	(188)	—	—
—	—	(8)	—	(24)	(4,871)	—
—	—	—	—	(120)	5	1

$1,114,647	$35,815	$37,462	$292,928	$74,829	$2,896,195	$302,292

$1.23	$1.04	$1.04	$0.70	$0.98	$1.99	$1.24

$1,202,658	$45,168	$36,295	$297,940	$78,939	$2,730,852	$273,080
—	—	—	—	313	—	—
97,994	—	—	—	—	96,408	—
—	6	—	—	94	—	—
—	—	—	—	15	—	—
—	—	—	—	228	—	—
909,406	34,313	36,038	416,227	76,086	1,453,989	243,606
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statement of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2007

(in thousands)

	Growth Stock Portfolio	Janus Capital Appreciation Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Large Cap Blend Portfolio	Index 500 Stock Portfolio	American Century Large Company Value Portfolio
Investment Income
Income
Interest	$1,586	$1,039	$1,334	$41	$1,721	$42
Dividends (1)	7,927	1,109	8,280	335	42,934	512

Total Income	9,513	2,148	9,614	376	44,655	554

Expenses
Management Fees	3,150	1,349	2,366	161	4,272	141
Custodian Fees	13	19	13	5	24	6
Audit Fees	18	17	18	17	16	17
Other Expenses	3	3	3	3	5	3

Total Expenses	3,184	1,388	2,400	186	4,317	167

Less Waived Fees:
Paid by Affiliate	—	—	—	(9)	—	(11)
Paid Indirectly	(3)	(4)	(3)	—	(9)	—

Total Net Expenses	3,181	1,384	2,397	177	4,308	156

Net Investment Income (Loss)	6,332	764	7,217	199	40,347	398
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	49,187	5,886	42,053	(290)	50,272	39
Futures Contracts	(295)	—	606	—	555	(6)
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—

Net Realized Gain (Loss) on Investments	48,892	5,886	42,659	(290)	50,827	33

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	10,620	36,115	(2,074)	(2,344)	21,820	(2,393)
Futures Contracts	(12)	—	80	—	(14)	(16)
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	10,608	36,115	(1,994)	(2,344)	21,806	(2,409)

Net Gain (Loss) on Investments	59,500	42,001	40,665	(2,634)	72,633	(2,376)

Net Increase (Decrease) in Net Assets Resulting from Operations	$65,832	$42,765	$47,882	$(2,435)	$112,980	$(1,978)

(1) Less Foreign Dividend Tax	$163	$23	$84	$5	$—	$5

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	AllianceBernstein Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	T. Rowe Price Small Cap Value Portfolio

$1,048	$621	$3,378	$2,040	$240	$2,341	$212	$739
12,350	5,197	6,317	7,635	1,923	1,357	160	5,095

13,398	5,818	9,695	9,675	2,163	3,698	372	5,834

2,512	1,460	6,451	1,427	1,204	2,933	39	2,987
13	16	12	28	13	24	20	25
17	17	18	17	17	17	17	17
3	3	3	4	3	5	4	4

2,545	1,496	6,484	1,476	1,237	2,979	80	3,033

—	—	—	—	—	—	(25)	—
(6)	(3)	(3)	(7)	(3)	(3)	—	(7)

2,539	1,493	6,481	1,469	1,234	2,976	55	3,026

10,859	4,325	3,214	8,206	929	722	317	2,808

30,468	23,724	137,460	46,687	18,111	81,504	241	24,507
—	—	977	292	—	(1,562)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(415)	—
—	—	—	—	—	—	—	—

30,468	23,724	138,437	46,979	18,111	79,942	(174)	24,507

(72,032)	(19,879)	90,104	(13,925)	(17,131)	(32,930)	(1,661)	(31,256)
—	—	742	1,203	—	873	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(43)	—
—	—	—	—	—	—	—	—

(72,032)	(19,879)	90,846	(12,722)	(17,131)	(32,057)	(1,704)	(31,256)

(41,564)	3,845	229,283	34,257	980	47,885	(1,878)	(6,749)

$(30,705)	$8,170	$232,497	$42,463	$1,909	$48,607	$(1,561)	$(3,941)

$163	$44	$42	$2	$1	$—	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statement of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2007

(in thousands)

	International Growth Portfolio	MFS® Research International Core Portfolio	Franklin Templeton International Equity Portfolio	MFS® Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest	$572	$41	$5,616	$61	$23,032	$1,886
Dividends (1)	6,412	595	44,878	1,097	—	—

Total Income	6,984	636	50,494	1,158	23,032	1,886

Expenses
Management Fees	2,124	242	11,643	517	1,266	126
Custodian Fees	369	204	802	297	—	10
Audit Fees	19	19	18	19	—	20
Other Expenses	3	5	4	5	—	4

Total Expenses	2,515	470	12,467	838	1,266	160

Less Waived Fees:
Paid by Affiliate	—	(154)	(1,236)	(159)	—	—
Paid Indirectly	—	—	—	—	—	—

Total Net Expenses	2,515	316	11,231	679	1,266	160

Net Investment Income (Loss)	4,469	320	39,263	479	21,766	1,726
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	34,069	697	145,432	418	—	(134)
Futures Contracts	—	—	—	—	—	(63)
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	(67)	(6)	(371)	(91)	—	—

Net Realized Gain (Loss) on Investments	34,002	691	145,061	327	—	(197)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(2,761)	1,129	100,678	13,729	—	156
Futures Contracts	—	—	—	—	—	—
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	(6)	1	(26)	(5)	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	(2,767)	1,130	100,652	13,724	—	156

Net Gain (Loss) on Investments	31,235	1,821	245,713	14,051	—	(41)

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,704	$2,141	$284,976	$14,530	$21,766	$1,685

(1) Less Foreign Dividend Tax	$205	$27	$1,856	$41	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Select Bond Portfolio	PIMCO Long-Term U.S. Government Bond Portfolio	American Century Inflation Protection Portfolio	High Yield Bond Portfolio	PIMCO Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$56,478	$976	$1,128	$23,030	$2,557	$82,591	$7,019
—	—	—	—	—	21,405	2,283

56,478	976	1,128	23,030	2,557	103,996	9,302

3,049	109	117	1,317	320	8,833	1,519
—	6	3	15	31	—	141
—	23	17	21	22	—	19
—	4	4	4	4	—	9

3,049	142	141	1,357	377	8,833	1,688

—	(14)	(10)	—	—	—	(99)
—	—	—	(6)	—	—	(5)

3,049	128	131	1,351	377	8,833	1,584

53,429	848	997	21,679	2,180	95,163	7,718

3,010	(118)	(7)	(145)	(515)	697,101	21,072
190	1,038	—	—	341	622	8
—	8	—	—	6	—	—
—	—	—	—	19	(57,139)	—
(144)	—	—	—	(232)	(200)	(19)

3,056	928	(7)	(145)	(381)	640,384	21,061

7,597	644	1,168	(15,150)	(839)	(554,804)	(2,704)
(88)	(25)	—	—	465	(81)	4
—	4	—	—	(188)	—	—
—	—	(8)	—	(24)	(4,871)	—
—	—	—	—	(120)	5	1

7,509	623	1,160	(15,150)	(706)	(559,751)	(2,699)

10,565	1,551	1,153	(15,295)	(1,087)	80,633	18,362

$63,994	$2,399	$2,150	$6,384	$1,093	$175,796	$26,080

$—	$—	$—	$—	$—	$393	$151

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Janus Capital Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,332	$6,654	$764	$517	$7,217	$6,350
Net Realized Gain (Loss) on Investments	48,892	46,480	5,886	6,849	42,659	35,150
Net Change in Unrealized Appreciation (Depreciation) of Investments	10,608	11,813	36,115	(1,469)	(1,994)	14,646

Net Increase (Decrease) in Net Assets Resulting from Operations	65,832	64,947	42,765	5,897	47,882	56,146

Distributions to Shareholders from:
Net Investment Income	(6,654)	(5,333)	(79)	(513)	(6,345)	(5,437)
Net Realized Gain on Investments	—	—	(272)	(6,622)	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(6,654)	(5,333)	(351)	(7,135)	(6,345)	(5,437)

Capital Transactions:
Shares Sold	42,356	49,574	75,333	57,936	39,350	42,366
Reinvestment of Distributions Paid	6,654	5,333	351	7,135	6,345	5,437
Shares Redeemed	(94,914)	(81,992)	(26,242)	(57,931)	(65,790)	(57,079)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(45,904)	(27,085)	49,442	7,140	(20,095)	(9,276)

Total Increase (Decrease) in Net Assets	13,274	32,529	91,856	5,902	21,442	41,433
Net Assets
Beginning of Period	735,055	702,526	138,581	132,679	535,453	494,020

End of Period	$748,329	$735,055	$230,437	$138,581	$556,895	$535,453

Undistributed Net Investment Income (Loss)	$6,332	$6,654	$764	$6	$7,217	$6,345

Fund Share Transactions:
Shares Sold	17,436	23,055	41,606	35,916	27,616	33,623
Reinvestment of Distributions Paid	2,751	2,470	199	4,399	4,487	4,298
Shares Redeemed	(39,135)	(38,065)	(14,867)	(36,279)	(46,263)	(45,202)

Net Increase (Decrease) in Shares Resulting from Fund Share Transactions	(18,948)	(12,540)	26,938	4,036	(14,160)	(7,281)

(1)	For the Period from April 30, 2007 (Commencement of Operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Capital Guardian Large Cap Blend Portfolio (1)	Index 500 Stock Portfolio		American Century Large Company Value Portfolio (1)	Capital Guardian Domestic Equity Portfolio		T. Rowe Price Equity Income Portfolio
For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006

$199	$40,347	$34,674	$398	$10,859	$6,667	$4,325	$2,986
(290)	50,827	75,474	33	30,468	20,054	23,724	5,755
(2,344)	21,806	176,338	(2,409)	(72,032)	26,100	(19,879)	20,259

(2,435)	112,980	286,486	(1,978)	(30,705)	52,821	8,170	29,000

(193)	(34,512)	(31,068)	(393)	(6,574)	—	(4,277)	(2,858)
(177)	(77,447)	(69,810)	(6)	(19,663)	(3,594)	(21,762)	(4,487)

(370)	(111,959)	(100,878)	(399)	(26,237)	(3,594)	(26,039)	(7,345)

38,144	134,701	121,647	35,398	107,643	116,555	75,621	55,854
370	111,959	100,878	399	26,237	3,594	26,039	7,345
(774)	(240,245)	(230,375)	(725)	(46,878)	(33,474)	(71,870)	(17,270)

37,740	6,415	(7,850)	35,072	87,002	86,675	29,790	45,929

34,935	7,436	177,758	32,695	30,060	135,902	11,921	67,584

—	2,081,399	1,903,641	—	409,836	273,934	200,507	132,923

$34,935	$2,088,835	$2,081,399	$32,695	$439,896	$409,836	$212,428	$200,507

$1	$38,166	$34,511	$4	$10,731	$6,574	$70	$26

38,147	40,287	40,000	35,531	82,272	96,847	47,810	38,621
396	34,555	33,840	422	20,839	3,000	18,789	4,805
(781)	(71,813)	(75,990)	(745)	(35,684)	(27,853)	(44,381)	(12,051)

37,762	3,029	(2,150)	35,208	67,427	71,994	22,218	31,375

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Mid Cap Growth Stock Portfolio#		Index 400 Stock Portfolio		AllianceBernstein Mid Cap Value Portfolio
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets
Operations
Net Investment Income (Loss)	$3,214	$9,438	$8,206	$7,356	$929	$1,424
Net Realized Gain (Loss) on Investments	138,437	106,624	46,979	32,092	18,111	9,122
Net Change in Unrealized Appreciation (Depreciation) of Investments	90,846	(62,717)	(12,722)	9,525	(17,131)	4,790

Net Increase (Decrease) in Net Assets Resulting from Operations	232,497	53,345	42,463	48,973	1,909	15,336

Distributions to Shareholders from:
Net Investment Income	(9,438)	(1,541)	(7,054)	(5,572)	(936)	(1,410)
Net Realized Gain on Investments	(106,812)	(28,368)	(31,212)	(31,856)	(17,985)	(8,997)
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(116,250)	(29,909)	(38,266)	(37,428)	(18,921)	(10,407)

Capital Transactions:
Shares Sold	60,263	53,116	59,015	54,105	52,486	26,498
Reinvestment of Distributions Paid	116,250	29,909	38,266	37,428	18,921	10,407
Shares Redeemed	(181,541)	(175,679)	(77,082)	(59,964)	(70,956)	(8,375)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(5,028)	(92,654)	20,199	31,569	451	28,530

Total Increase (Decrease) in Net Assets	111,219	(69,218)	24,396	43,114	(16,561)	33,459
Net Assets
Beginning of Period	1,183,484	1,252,702	533,740	490,626	131,016	97,557

End of Period	$1,294,703	$1,183,484	$558,136	$533,740	$114,455	$131,016

Undistributed Net Investment Income (Loss)	$3,036	$9,438	$7,713	$7,053	$—	$—

Fund Share Transactions:
Shares Sold	16,769	15,795	35,292	34,605	32,178	17,295
Reinvestment of Distributions Paid	34,404	8,413	23,886	23,629	14,457	6,734
Shares Redeemed	(50,577)	(52,429)	(46,264)	(38,898)	(43,074)	(5,509)

Net Increase (Decrease) in Shares Resulting from Fund Share Transactions	596	(28,221)	12,914	19,336	3,561	18,520

(1)	For the Period from April 30, 2007 (Commencement of Operations) through December 31, 2007.

#	Formerly named Aggressive Growth Stock Portfolio

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio (1)	T. Rowe Price Small Cap Value Portfolio		International Growth Portfolio		MFS® Research International Core Portfolio (1)
For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007

$722	$423	$317	$2,808	$1,887	$4,469	$2,541	$320
79,942	48,800	(174)	24,507	18,386	34,002	24,088	691
(32,057)	(16,219)	(1,704)	(31,256)	22,237	(2,767)	17,154	1,130

48,607	33,004	(1,561)	(3,941)	42,510	35,704	43,783	2,141

(423)	—	—	(1,455)	(672)	(2,658)	(451)	(366)
(48,710)	(66,952)	(105)	(18,704)	(10,289)	(24,249)	(3,118)	(432)
—	—	(102)	—	—	—	—	—

(49,133)	(66,952)	(207)	(20,159)	(10,961)	(26,907)	(3,569)	(798)

50,122	59,700	26,427	61,401	63,688	85,606	88,769	45,845
49,133	66,952	207	20,159	10,961	26,907	3,569	798
(83,355)	(67,100)	(827)	(44,460)	(26,266)	(40,766)	(27,220)	(639)

15,900	59,552	25,807	37,100	48,383	71,747	65,118	46,004

15,374	25,604	24,039	13,000	79,932	80,544	105,332	47,347

528,612	503,008	—	324,973	245,041	272,882	167,550	—

$543,986	$528,612	$24,039	$337,973	$324,973	$353,426	$272,882	$47,347

$722	$423	$—	$2,251	$1,546	$4,292	$2,170	$(37)

20,309	24,255	26,383	32,719	36,280	46,314	56,242	45,498
21,635	26,696	220	11,306	6,046	15,142	2,115	774
(34,363)	(27,963)	(834)	(24,158)	(15,130)	(22,286)	(17,336)	(617)

7,581	22,988	25,769	19,867	27,196	39,170	41,021	45,655

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Franklin Templeton International Equity Portfolio		MFS® Emerging Markets Equity Portfolio (1)	Money Market Portfolio		Short-Term Bond Portfolio (1)
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007
Change in Net Assets
Operations
Net Investment Income (Loss)	$39,263	$33,360	$479	$21,766	$17,568	$1,726
Net Realized Gain (Loss) on Investments	145,061	72,743	327	—	—	(197)
Net Change in Unrealized Appreciation (Depreciation) of Investments	100,652	252,828	13,724	—	—	156

Net Increase (Decrease) in Net Assets Resulting from Operations	284,976	358,931	14,530	21,766	17,568	1,685

Distributions to Shareholders from:
Net Investment Income	(32,959)	(22,771)	(234)	(21,766)	(17,568)	(1,678)
Net Realized Gain on Investments	(21,809)	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(54,768)	(22,771)	(234)	(21,766)	(17,568)	(1,678)

Capital Transactions:
Shares Sold	223,184	170,977	76,101	308,514	202,463	57,456
Reinvestment of Distributions Paid	54,768	22,771	234	21,766	17,568	1,678
Shares Redeemed	(161,778)	(112,938)	(1,068)	(258,777)	(169,300)	(1,143)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	116,174	80,810	75,267	71,503	50,731	57,991

Total Increase (Decrease) in Net Assets	346,382	416,970	89,563	71,503	50,731	57,998
Net Assets
Beginning of Period	1,556,230	1,139,260	—	390,589	339,858	—

End of Period	$1,902,612	$1,556,230	$89,563	$462,092	$390,589	$57,998

Undistributed Net Investment Income (Loss)	$38,873	$33,103	$176	$—	$—	$7

Fund Share Transactions:
Shares Sold	87,178	83,552	72,758	308,514	202,462	57,367
Reinvestment of Distributions Paid	21,410	10,906	188	21,766	17,568	1,682
Shares Redeemed	(63,346)	(55,742)	(958)	(258,777)	(169,300)	(1,130)

Net Increase (Decrease) in Shares Resulting from Fund Share Transactions	45,242	38,716	71,988	71,503	50,730	57,919

(1)	For the Period from April 30, 2007 (Commencement of Operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Select Bond Portfolio		PIMCO Long-Term U.S. Government Bond Portfolio (1)	American Century Inflation Protection Portfolio (1)	High Yield Bond Portfolio		PIMCO Multi-Sector Bond Portfolio (1)
For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007	For the Period Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2007

$53,429	$40,889	$848	$997	$21,679	$17,959	$2,180
3,056	(12,062)	928	(7)	(145)	(2,091)	(381)
7,509	3,753	623	1,160	(15,150)	8,393	(706)

63,994	32,580	2,399	2,150	6,384	24,261	1,093

(40,788)	(31,072)	(837)	(983)	(17,960)	(16,968)	(2,039)
—	—	(180)	—	—	—	—

(40,788)	(31,072)	(1,017)	(983)	(17,960)	(16,968)	(2,039)

235,918	190,670	34,266	35,809	51,602	38,921	74,493
40,788	31,072	1,017	983	17,960	16,968	2,039
(109,722)	(85,337)	(850)	(497)	(41,697)	(31,097)	(757)

166,984	136,405	34,433	36,295	27,865	24,792	75,775

190,190	137,913	35,815	37,462	16,289	32,085	74,829

924,457	786,544	—	—	276,639	244,554	—

$1,114,647	$924,457	$35,815	$37,462	$292,928	$276,639	$74,829

$52,668	$40,645	$11	$10	$21,340	$17,943	$(196)

195,357	161,348	34,146	35,573	70,220	54,593	74,759
34,802	27,256	1,002	949	26,296	24,734	2,087
(91,076)	(72,260)	(836)	(485)	(57,143)	(43,676)	(759)

139,083	116,344	34,312	36,037	39,373	35,651	76,087

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets
Operations
Net Investment Income (Loss)	$95,163	$89,658	$7,718	$6,635
Net Realized Gain (Loss) on Investments	640,384	50,365	21,061	13,952
Net Change in Unrealized Appreciation (Depreciation) of Investments	(559,751)	147,315	(2,699)	4,510

Net Increase (Decrease) in Net Assets Resulting from Operations	175,796	287,338	26,080	25,097

Distributions to Shareholders from:
Net Investment Income	(89,386)	(82,263)	(6,586)	(4,818)
Net Realized Gain on Investments	(52,696)	(31,791)	(13,969)	(6,398)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(142,082)	(114,054)	(20,555)	(11,216)

Capital Transactions:
Shares Sold	145,041	152,535	34,341	51,019
Reinvestment of Distributions Paid	142,082	114,054	20,555	11,216
Shares Redeemed	(374,274)	(395,982)	(39,992)	(39,060)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(87,151)	(129,393)	14,904	23,175

Total Increase (Decrease) in Net Assets	(53,437)	43,891	20,429	37,056
Net Assets
Beginning of Period	2,949,632	2,905,741	281,863	244,807

End of Period	$2,896,195	$2,949,632	$302,292	$281,863

Undistributed Net Investment Income (Loss)	$36,624	$89,243	$7,610	$6,508

Fund Share Transactions:
Shares Sold	72,345	81,031	27,471	43,790
Reinvestment of Distributions Paid	73,542	62,087	17,230	9,611
Shares Redeemed	(186,840)	(210,799)	(31,988)	(33,518)

Net Increase (Decrease) in Shares Resulting from Fund Share Transactions	(40,953)	(67,681)	12,713	19,883

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Growth Stock Portfolio
2007	$2.30	$0.02		$0.19	$0.21	$(0.02)	$—	$(0.02)	$2.49	9.20%	$748,329	—		0.42%		0.84%		36.62%
2006	2.11	0.02		0.19	0.21	(0.02)	—	(0.02)	2.30	9.57	735,055	—		0.43		0.94		36.05
2005	1.98	0.02		0.13	0.15	(0.02)	—	(0.02)	2.11	7.71	702,526	—		0.43		0.78		31.74
2004	1.87	0.01		0.11	0.12	(0.01)	—	(0.01)	1.98	6.67	686,849	—		0.43		1.07		34.53
2003	1.59	0.01		0.28	0.29	(0.01)	—	(0.01)	1.87	18.94	665,871	—		0.43		0.77		40.89
Janus Capital Appreciation Portfolio
2007	$1.62	$0.01		$0.42	$0.43	$— (e)	$— (e)	$— (e)	$2.05	26.84%	$230,437	—		0.80%		0.44%		57.89%
2006	1.63	0.01		0.07	0.08	(0.01)	(0.08)	(0.09)	1.62	4.88	138,581	—		0.81		0.38		61.84
2005	1.43	—		0.25	0.25	—	(0.05)	(0.05)	1.63	17.00	132,679	—		0.82		0.18		45.20
2004	1.20	0.00	(e)	0.23	0.23	—	—	—	1.43	19.67	56,690	—		0.84		(0.03)		25.42
(b)2003	1.00	—		0.20	0.20	0.00 (e)	0.00 (e)	0.00 (e)	1.20	19.90	36,730	0.90	%(c)	0.89	(c)	0.07	(c)	33.68
Large Cap Core Stock Portfolio
2007	$1.35	$0.02		$0.10	$0.12	$(0.02)	$—	$(0.02)	$1.45	9.12%	$556,895	—		0.43%		1.30%		43.86%
2006	1.22	0.02		0.12	0.14	(0.01)	—	(0.01)	1.35	11.49	535,453	—		0.44		1.25		39.39
2005	1.14	0.01		0.09	0.10	(0.02)	—	(0.02)	1.22	8.46	494,020	—		0.44		1.15		32.23
2004	1.07	0.02		0.06	0.08	(0.01)	—	(0.01)	1.14	8.16	469,935	—		0.44		1.41		33.64
2003	0.87	0.01		0.20	0.21	(0.01)	—	(0.01)	1.07	24.05	447,554	—		0.46		1.07		58.90
Capital Guardian Large Cap Blend Portfolio
(h)2007	$1.00	$0.01		$(0.07)	$(0.06)	$(0.01)	$— (e)	$(0.01)	$0.93	(6.52)%	$34,935	0.89	%(c)	0.85	%(c)	0.95	%(c)	22.41%
Index 500 Stock Portfolio
2007	$3.26	$0.06		$0.12	$0.18	$(0.06)	$(0.12)	$(0.18)	$3.26	5.43%	$2,088,835	—		0.20%		1.89%		4.44%
2006	2.97	0.06		0.39	0.45	(0.05)	(0.11)	(0.16)	3.26	15.62	2,081,399	—		0.20		1.78		4.47
2005	2.94	0.05		0.08	0.13	(0.05)	(0.05)	(0.10)	2.97	4.72	1,903,641	—		0.20		1.68		5.36
2004	2.72	0.05		0.24	0.29	(0.04)	(0.03)	(0.07)	2.94	10.70	1,904,122	—		0.20		1.83		3.45
2003	2.17	0.04		0.56	0.60	(0.04)	(0.01)	(0.05)	2.72	28.43	1,756,120	—		0.20		1.59		2.44
American Century Large Company Value Portfolio
(h)2007	$1.00	$0.01		$(0.07)	$(0.06)	$(0.01)	$—	$(0.01)	$0.93	(5.97)%	$32,695	0.85	%(c)	0.80	%(c)	2.03	%(c)	16.92%
Capital Guardian Domestic Equity Portfolio
2007	$1.31	$0.03		$(0.11)	$(0.08)	$(0.02)	$(0.06)	$(0.08)	$1.15	(6.33)%	$439,896	—		0.56%		2.37%		38.86%
2006	1.13	0.02		0.17	0.19	—	(0.01)	(0.01)	1.31	16.56	409,836	—		0.58		1.99		31.59
2005	1.14	0.02		0.07	0.09	(0.02)	(0.08)	(0.10)	1.13	8.04	273,934	—		0.60		1.77		35.19
2004	1.00	0.02		0.15	0.17	(0.01)	(0.02)	(0.03)	1.14	16.85	211,977	—		0.62		1.63		32.97
2003	0.76	0.01		0.24	0.25	(0.01)	—	(0.01)	1.00	34.41	136,099	—		0.67		1.84		29.20
T. Rowe Price Equity Income Portfolio
2007	$1.53	$0.03		$0.01	$0.04	$(0.03)	$(0.16)	$(0.19)	$1.38	3.26%	$212,428	—		0.67%		1.93%		41.94%
2006	1.33	0.02		0.24	0.26	(0.02)	(0.04)	(0.06)	1.53	19.15	200,507	—		0.67		1.88		15.50
2005	1.35	0.02		0.04	0.06	(0.02)	(0.06)	(0.08)	1.33	4.19	132,923	—		0.68		1.76		16.01
2004	1.22	0.02		0.17	0.19	(0.02)	(0.04)	(0.06)	1.35	15.16	89,747	—		0.69		1.74		15.21
(b)2003	1.00	0.01		0.23	0.24	(0.01)	(0.01)	(0.02)	1.22	23.64	47,664	0.77	%(c)	0.75	(c)	1.88	(c)	27.27
Mid Cap Growth Stock Portfolio(i)
2007	$3.37	$0.01		$0.66	$0.67	$(0.03)	$(0.33)	$(0.36)	$3.68	20.70%	$1,294,703	—		0.52%		0.26%		66.20%
2006	3.30	0.03		0.12	0.15	—	(0.08)	(0.08)	3.37	4.40	1,183,484	—		0.52		0.77		72.15
2005	3.11	—		0.19	0.19	—	—	—	3.30	6.14	1,252,702	—		0.52		0.13		83.42
2004	2.72	0.00	(e)	0.39	0.39	—	—	—	3.11	14.22	1,278,495	—		0.52		0.05		71.24
2003	2.18	—		0.54	0.54	—	—	—	2.72	24.69	1,187,542	—		0.52		(0.10)		63.21
(b)	For the period May 1, 2003 (commencement of operations) through December 31, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.
(i)	Formerly named Aggressive Growth Stock Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights, continued

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Index 400 Stock Portfolio
2007	$1.59	$0.02		$0.10	$0.12	$(0.02)		$(0.09)	$(0.11)	$1.60	7.93%	$558,136	—		0.26%		1.44%		24.49%
2006	1.55	0.02		0.14	0.16	(0.02)		(0.10)	(0.12)	1.59	10.04	533,740	—		0.26		1.42		12.43
2005	1.46	0.02		0.15	0.17	(0.01)		(0.07)	(0.08)	1.55	12.37	490,626	—		0.26		1.26		18.63
2004	1.28	0.01		0.19	0.20	(0.01)		(0.01)	(0.02)	1.46	16.26	426,827	—		0.26		0.96		16.46
2003	0.95	0.01		0.33	0.34	(0.01)		—	(0.01)	1.28	35.01	342,500	—		0.27		0.92		9.74
AllianceBernstein Mid Cap Value Portfolio
2007	$1.53	$0.01		$(0.02)	$(0.01)	$(0.01)		$(0.23)	$(0.24)	$1.28	(0.16)%	$114,455	—		0.87%		0.66%		41.37%
2006	1.45	0.02		0.20	0.22	(0.02)		(0.12)	(0.14)	1.53	14.49	131,016	—		0.87		1.26		43.75
2005	1.45	0.01		0.08	0.09	(0.01)		(0.08)	(0.09)	1.45	5.46	97,557	—		0.87		0.61		31.15
2004	1.32	0.01		0.22	0.23	(0.01)		(0.09)	(0.10)	1.45	18.67	72,131	—		0.89		1.00		33.05
(b)2003	1.00	0.01		0.32	0.33	(0.00	)(e)	(0.01)	(0.01)	1.32	33.16	44,091	0.94	%(c)	0.93	(c)	0.70	(c)	9.68
Small Cap Growth Stock Portfolio
2007	$2.38	$—	(e)	$0.22	$0.22	$—	(e)	$(0.23)	$(0.23)	$2.37	9.54%	$543,986	—		0.55%		0.13%		143.29%
2006	2.53	—		0.18	0.18	—		(0.33)	(0.33)	2.38	6.68	528,612	—		0.55		0.08		82.48
2005	2.30	—		0.25	0.25	—		(0.02)	(0.02)	2.53	11.18	503,008	—		0.56		(0.09)		69.50
2004	1.94	(0.01)		0.37	0.36	—		—	—	2.30	18.80	442,420	—		0.57		(0.30)		87.74
2003	1.46	—		0.48	0.48	—		—	—	1.94	33.06	366,612	—		0.59		(0.35)		84.20
Index 600 Stock Portfolio
(h)2007	$1.00	$—		$(0.06)	$(0.06)	—		$(0.01)	$(0.01)	$0.93	(5.89)%	$24,039	0.51	%(c)	0.35	%(c)	2.02	%(c)	51.76%
T. Rowe Price Small Cap Value Portfolio
2007	$1.84	$0.01		(0.02)	$(0.01)	$(0.01)		$(0.10)	$(0.11)	$1.72	(0.83)%	$337,973	—		0.86%		0.80%		33.39%
2006	1.64	0.01		0.26	0.27	—		(0.07)	(0.07)	1.84	16.55	324,973	—		0.86		0.66		21.70
2005	1.58	0.01		0.10	0.11	(0.01)		(0.04)	(0.05)	1.64	7.21	245,041	—		0.87		0.63		17.74
2004	1.29	0.01		0.30	0.31	—		(0.02)	(0.02)	1.58	24.57	200,143	—		0.88		0.81		19.22
2003	0.95	0.01		0.33	0.34	—		—	—	1.29	35.15	121,944	—		0.90		0.65		33.78
International Growth Portfolio
2007	$1.77	$0.02		$0.19	$0.21	$(0.02)		$(0.14)	$(0.16)	$1.82	12.62%	$353,426	—		0.78%		1.39%		105.82%
2006	1.48	0.02		0.29	0.31	—		(0.02)	(0.02)	1.77	21.48	272,882	—		0.86		1.14		82.62
2005	1.32	0.01		0.23	0.24	(0.01)		(0.07)	(0.08)	1.48	18.00	167,550	—		0.95		1.01		70.60
2004	1.09	0.01		0.23	0.24	(0.01)		—	(0.01)	1.32	21.59	110,498	—		0.98		0.81		70.84
2003	0.79	0.01		0.30	0.31	(0.01)		—	(0.01)	1.09	38.99	66,690	1.25%		1.10		0.79		58.09
MFS® Research International Core Portfolio
(h)2007	$1.00	$0.01		$0. 05	$0.06	$(0.01)		$(0.01)	$(0.02)	$1.04	5.49%	$47,347	1.71	%(c)	1.15	%(c)	1.16	%(c)	45.53%
Franklin Templeton International Equity Portfolio
2007	$2.33	$0.05		$0.37	$0.42	$(0.05)		$(0.03)	$(0.08)	$2.67	18.06%	$1,902,612	0.70	%(f)	0.63	%(f)	2.21%		15.70%
2006	1.81	0.05		0.51	0.56	(0.04)		—	(0.04)	2.33	30.90	1,556,230	0.71	(f)	0.70	(f)	2.53		12.15
2005	1.65	0.04		0.15	0.19	(0.03)		—	(0.03)	1.81	11.52	1,139,260	—		0.71		2.24		3.71
2004	1.41	0.03		0.24	0.27	(0.03)		—	(0.03)	1.65	19.33	980,977	—		0.72		2.23		18.65
2003	1.02	0.03		0.38	0.41	(0.02)		—	(0.02)	1.41	40.46	795,707	—		0.74		2.33		24.87
MFS® Emerging Markets Equity Portfolio
(h)2007	$1.00	$0.01		$0.23	$0.24	$—	(e)	$—	$— (e)	$1.24	24.73%	$89,563	1.85	%(c)	1.50	%(c)	1.05	%(c)	73.03%
(b)	For the period May 1, 2003 (commencement of operations) through December 31, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

For the Franklin Templeton International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights, continued

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments	Total Distribu- tions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Money Market Portfolio
2007	$1.00	$0.05	$—	$0.05	$(0.05)		$—	$(0.05)		$1.00	5.28%	$462,092	—		0.30%		5.16%		—%
2006	1.00	0.05	—	0.05	(0.05)		—	(0.05)		1.00	4.86	390,589	—		0.30		4.77		—
2005	1.00	0.03	—	0.03	(0.03)		—	(0.03)		1.00	2.98	339,858	—		0.30		2.94		—
2004	1.00	0.01	—	0.01	(0.01)		—	(0.01)		1.00	1.43	344,468	0.30	%(f)	0.00	(f)	1.41		—
2003	1.00	0.01	—	0.01	(0.01)		—	(0.01)		1.00	1.23	399,873	0.30	(f)	0.00	(f)	1.23		—
Short-Term Bond Portfolio
(h)2007	$1.00	$0.03	$— (e)	$0.03	$(0.03)		$—	$(0.03)		$1.00	3.10%	$57,998	—		0.44	%(c)	4.80	%(c)	72.69	%(g)
Select Bond Portfolio
2007	$1.20	$0.05	$0.03	$0.08	$(0.05)		$—	$(0.05)		$1.23	6.39%	$1,114,647	—		0.30%		5.26%		104.07	%(g)
2006	1.20	0.05	—	0.05	(0.05)		—	(0.05)		1.20	3.74	924,457	—		0.30		4.85		169.55	(g)
2005	1.23	0.05	(0.03)	0.02	(0.04)		(0.01)	(0.05)		1.20	2.22	786,544	—		0.30		4.34		179.05	(g)
2004	1.26	0.05	0.01	0.06	(0.05)		(0.04)	(0.09)		1.23	4.75	661,027	—		0.30		3.99		213.87
2003	1.27	0.05	0.02	0.07	(0.05)		(0.03)	(0.08)		1.26	5.49	621,325	—		0.30		4.03		137.05
PIMCO Long-Term U.S. Government Bond Portfolio
(h)2007	$1.00	$0.03	$0.05	$0.08	$(0.03)		$(0.01)	$(0.04)		$1.04	7.55%	$35,815	0.72	%(c)	0.65	%(c)	4.31	%(c)	175.03	%(g)
American Century Inflation Protection Portfolio
(h)2007	$1.00	$0.03	$0.04	$0.07	$(0.03)		$—	$(0.03)		$1.04	6.83%	$37,462	0.70	%(c)	0.65	%(c)	4.95	%(c)	94.74	%(g)
High Yield Bond Portfolio
2007	$0.73	$0.05	$(0.03)	$0.02	$(0.05)		$—	$(0.05)		$0.70	2.38%	$292,928	—		0.47%		7.43%		61.65%
2006	0.72	0.05	0.01	0.06	(0.05)		—	(0.05)		0.73	9.77	276,639	—		0.47		7.00		80.94
2005	0.76	0.05	(0.04)	0.01	(0.05)		—	(0.05)		0.72	1.39	244,554	—		0.48		7.16		118.63
2004	0.73	0.05	0.03	0.08	(0.05)		—	(0.05)		0.76	12.76	229,312	—		0.50		7.42		162.00
2003	0.56	0.05	0.12	0.17	(0.00	)(e)	—	(0.00	)(e)	0.73	29.06	199,371	—		0.52		8.66		182.10
PIMCO Multi-Sector Bond Portfolio
(h)2007	$1.00	$0.03	$(0.02)	$0.01	$(0.03)		$—	$(0.03)		$0.98	1.09%	$74,829	—		0.93	%(c)	5.39	%(c)	72.85	%(g)
Balanced Portfolio
2007	$1.97	$0.03	$0.09	$0.12	$(0.06)		$(0.04)	$(0.10)		$1.99	6.15%	$2,896,195	—		0.30%		3.23%		106.64	%(g)
2006	1.86	0.06	0.12	0.18	(0.05)		(0.02)	(0.07)		1.97	10.42	2,949,632	—		0.30		3.11		70.12	(g)
2005	1.87	0.05	0.02	0.07	(0.05)		(0.03)	(0.08)		1.86	3.59	2,905,741	—		0.30		2.85		80.21	(g)
2004	1.85	0.05	0.09	0.14	(0.05)		(0.07)	(0.12)		1.87	7.89	2,983,179	—		0.30		2.71		100.02
2003	1.62	0.05	0.24	0.29	(0.06)		—	(0.06)		1.85	17.99	2,891,488	—		0.30		2.74		69.56
Asset Allocation Portfolio
2007	$1.22	$0.03	$0.08	$0.11	$(0.03)		$(0.06)	$(0.09)		$1.24	9.40%	$302,292	0.58%		0.54%		2.64%		85.44	%(g)
2006	1.16	0.03	0.08	0.11	(0.02)		(0.03)	(0.05)		1.22	9.91	281,863	—		0.59		2.53		86.85	(g)
2005	1.12	0.02	0.06	0.08	(0.02)		(0.02)	(0.04)		1.16	6.99	244,807	—		0.61		2.18		90.04	(g)
2004	1.02	0.02	0.08	0.10	—		—	—		1.12	10.02	196,568	—		0.64		1.90		116.65
2003	0.86	0.02	0.16	0.18	(0.02)		—	(0.02)		1.02	20.63	130,478	—		0.73		1.83		103.77
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect for the period December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). The fee waiver ended on December 31, 2004.

(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Notes to Financial Statements

Northwestern Mutual Series Fund, Inc.

December 31, 2007

Note 1 — Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Growth Stock Portfolio, Janus Capital Appreciation Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Large Cap Blend Portfolio, Index 500 Stock Portfolio, American Century Large Company Value Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, AllianceBernstein Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, MFS® Research International Core Portfolio, Franklin Templeton International Equity Portfolio, MFS® Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, PIMCO Long-Term U.S. Government Bond Portfolio, American Century Inflation Protection Portfolio, High Yield Bond Portfolio, PIMCO Multi-Sector Bond Portfolio, Balanced Portfolio, and the Asset Allocation Portfolio (the “Portfolios”). Shares are presently offered only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its segregated asset accounts.

On April 30, 2007, nine new portfolios commenced operations in the Series Fund: Capital Guardian Large Cap Blend Portfolio, American Century Large Company Value Portfolio, Index 600 Stock Portfolio, MFS® Research International Core Portfolio, MFS® Emerging Markets Equity Portfolio, Short-Term Bond Portfolio, PIMCO Long-Term U.S. Government Bond Portfolio, American Century Inflation Protection Portfolio, and PIMCO Multi-Sector Bond Portfolio. These nine new portfolios were each organized with 2,000,000,000 authorized shares of Common Stock, with a par value equaling $0.01 per share. On April 30, 2007, Northwestern Mutual purchased the following shares of each of the new portfolios at $1.00 per share:

Portfolio	Shares Purchased
Capital Guardian Large Cap Blend Portfolio	25,000,100
American Century Large Company Value Portfolio	25,000,100
Index 600 Stock Portfolio	20,000,100
MFS® Research International Core Portfolio	35,000,100
MFS® Emerging Markets Equity Portfolio	50,000,100
Short-Term Bond Portfolio	50,000,100
PIMCO Long-Term U.S. Government Bond Portfolio	25,000,100
American Century Inflation Protection Portfolio	25,000,100
PIMCO Multi-Sector Bond Portfolio	50,000,100

During the year ended December 31, 2007, Northwestern Mutual made redemptions totaling $51,885,855 from the AllianceBernstein Mid Cap Value Portfolio and $47,659,505 from the T. Rowe Price Equity Income Portfolio.

On April 30, 2007, the Aggressive Growth Stock Portfolio changed its name to the Mid Cap Growth Stock Portfolio.

Note 2 — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. We have adopted FAS 157 effective January 1, 2008. The adoption of this standard does not have a material impact on the financial statements of the Fund.

Effective June 29, 2007, the Portfolios adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any interest and penalties as an operating expense.

Implementation of FIN 48 requires Management of the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e., the last 4

Notes to Financial Statements

Notes to Financial Statements

years). The Portfolios have no examinations in progress and none are expected at this time.

Management of the Portfolios has reviewed all open tax years and major jurisdictions and concluded the adoption of FIN 48 resulted in no impact to the Portfolios’ net assets or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Principal accounting policies are summarized below.

Note 3 — Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) for which a NASDAQ Official Closing Price (“NOCP”) is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the final bid price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the last sale price or closing bid price if no sales have occurred. Bonds are generally valued on the basis of vendor prices. Futures are valued at settlement prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedures are used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by a pricing service. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 — The International Growth, MFS® Research International Core, Franklin Templeton International Equity, MFS® Emerging Markets Equity, Balanced and Asset Allocation Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains and repatriation taxes. The provision for income taxes is included in net unrealized appreciation (depreciation) on investments and net realized gain (loss) on investments in the Statement of Operations for the Portfolios.

Note 6 — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to Financial Statements

Notes to Financial Statements

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 7 — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations even though investors do not receive their principal until maturity.

Note 8 — Each Portfolio is authorized to participate in securities lending, however, only the Select Bond and Balanced Portfolios currently have an established securities lending program that enables each to loan securities to approved broker-dealers. The Portfolios receive cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the Portfolios to earn interest in accordance with the Portfolios’ investment policies. For the year ended December 31, 2007 the Select Bond and Balanced Portfolios earned $754,660 and $680,004, respectively, in interest from securities lending activity. The collateral received under the securities lending program is recorded on each Portfolio’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolios. All collateral received is in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolios are entitled to terminate a securities loan at any time. As of December 31, 2007, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Value of Securities on Loan	Value of Collateral
Select Bond	$97,994,000	$99,851,250
Balanced	$96,408,253	$98,121,250

As of December 31, 2007, collateral received for securities on loan is invested in money market instruments and included in Investments on each Portfolio’s Statement of Assets and Liabilities.

Note 9 — Certain Portfolios may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Note 10 — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss

Notes to Financial Statements

Notes to Financial Statements

on the securities if their value should fall below their repurchase price.

Note 11 — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, investment style risk and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal. Total return swap agreements involve commitments to pay interest or a return in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a certain return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and may take delivery of the security. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Fund from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. Upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Note 12 — Certain Portfolios may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Portfolio will segregate liquid assets on their records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

Certain Portfolios maintain restricted cash deposits with brokers to cover margin requirements for derivate positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

Note 13 — Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2007, transactions in securities other than money market investments were:

Notes to Financial Statements

Notes to Financial Statements

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Growth Stock	$262,629	$—	$289,530	$—
Janus Capital Appreciation	122,860	—	88,173	—
Large Cap Core Stock	231,319	—	239,206	—
Capital Guardian Large Cap Blend	43,898	—	6,788	—
Index 500 Stock	93,039	—	131,754	—
American Century Large Company Value	38,225	—	4,767	—
Capital Guardian Domestic Equity	251,652	—	172,389	—
T. Rowe Price Equity Income	98,360	—	88,381	—
Mid Cap Growth Stock	780,809	—	850,661	—
Index 400 Stock (a)	134,022	—	130,364	—
AllianceBernstein Mid Cap Value	56,026	—	68,981	—
Small Cap Growth Stock	714,494	—	725,498	—
Index 600 Stock (b)	30,279	—	9,486	—
T. Rowe Price Small Cap Value	132,171	—	114,216	—
International Growth	368,743	—	329,699	—
MFS® Research International Core	62,464	—	18,060	—
Franklin Templeton International Equity	285,179	—	261,768	—
MFS® Emerging Markets Equity	121,426	—	46,839	—
Short-Term Bond	72,217	40,605	30,462	28,294
Select Bond	1,462,777	689,496	1,385,391	592,406
PIMCO Long-Term U.S. Government Bond	48,844	56,535	31,992	41,411
American Century Inflation Protection	36,878	40,928	22,620	20,203
High Yield Bond	186,457	—	167,654	—
PIMCO Multi-Sector Bond	180,719	—	113,883	—
Balanced (c)	3,541,385	561,883	3,880,811	508,779
Asset Allocation	235,871	42,076	241,502	41,153

(a)	Includes (in thousands) $865 of purchases and $47 of sales with affiliates
(b)	Includes (in thousands) $47 of purchases and $865 of sales with affiliates
(c)	Includes (in thousands) $106,823 of purchases with affiliates

Note 14 — The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock	0.20%
Index 400 Stock	0.25%
AllianceBernstein Mid Cap Value	0.85%
T. Rowe Price Small Cap Value	0.85%
Money Market	0.30%
Select Bond	0.30%
Balanced	0.30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
Small Cap Growth Stock	0.80%	0.65%	0.50%
Franklin Templeton International Equity	0.85%	0.65%	0.65%
High Yield Bond	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess
Janus Capital Appreciation	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess
Capital Guardian Domestic Equity	0.65%	0.55%	0.50%
American Century Large Company Value	0.72%	0.67%	0.62%
International Growth	0.75%	0.65%	0.55%
Short-Term Bond	0.35%	0.33%	0.30%
PIMCO Long-Term U.S. Government Bond	0.555%	0.515%	0.495%
American Century Inflation Protection	0.58%	0.55%	0.49%
PIMCO Multi-Sector Bond	0.79%	0.78%	0.77%
Asset Allocation	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess
Capital Guardian Large Cap Blend	0.77%	0.70%	0.62%	0.56%
MFS® Research International Core	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess
T. Rowe Price Equity Income	0.65%	0.60%

Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $200 Million	Excess
Index 600 Stock	0.25%	0.20%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess
MFS® Emerging Markets Equity	1.14%	1.08%	0.96%	0.78%

Mason Street Advisors, LLC (“MSA”), a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Portfolio		Expiration
Janus Capital Appreciation	0.90%	December 31, 2008
Capital Guardian Large Cap Blend	0.85%	April 30, 2008
American Century Large Company Value	0.80%	April 30, 2008
Capital Guardian Domestic Equity	0.75%	April 30, 2008
T. Rowe Price Equity Income	0.75%	December 31, 2008
AllianceBernstein Mid Cap Value	1.00%	December 31, 2008
Index 600 Stock	0.35%	April 30, 2008
T. Rowe Price Small Cap Value	1.00%	April 30, 2008
International Growth	1.10%	April 30, 2008
MFS® Research International Core	1.15%	April 30, 2008
MFS® Emerging Markets Equity	1.50%	April 30, 2008
Short-Term Bond	0.45%	April 30, 2008
PIMCO Long-Term U.S. Government Bond	0.65%	April 30, 2008
American Century Inflation Protection	0.65%	April 30, 2008
PIMCO Multi-Sector Bond	0.95%	April 30, 2008
Asset Allocation	0.75%	April 30, 2008

With respect to the Franklin Templeton International Equity Portfolio, MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% (80 basis points) on the Portfolio’s first $50 million of assets, 0.60% (60 basis points) on Portfolio assets from $50 million to $1 billion, 0.58% (58 basis points) on assets from $1 billion to $1.5 billion, and 0.51% (51 basis points) on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2008.

With respect to the Asset Allocation Portfolio, MSA has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2008. In addition, MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2007, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Growth Stock	$2,801
Janus Capital Appreciation	3,872
Large Cap Core Stock	2,703
Index 500 Stock	9,120
Capital Guardian Domestic Equity	6,455
T. Rowe Price Equity Income	2,894
Mid Cap Growth Stock	2,838
Index 400 Stock	6,986
AllianceBernstein Mid Cap Value	2,697
Small Cap Growth Stock	3,377
T. Rowe Price Small Cap Value	7,277
High Yield Bond	6,136
Asset Allocation	5,094

Janus Capital Management, LLC (“Janus Capital”), Capital Guardian Trust Company (“Capital Guardian”), American Century Investment Management, Inc. (“American Century”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Alliance Bernstein L.P. (“AllianceBernstein”), Massachusetts Financial Services Company (“MFS”), Templeton Investment Counsel, LLC. (“Templeton Counsel”), and Pacific Investment Management Company, LLC (“PIMCO”) have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the Janus Capital Appreciation Portfolio, Capital Guardian Large Cap Blend and Capital Guardian Domestic Equity Portfolios, American Century Large Company Value and American Century Inflation Protection Portfolios, T. Rowe Price Equity Income and T. Rowe Price Small Cap Value Portfolios, AllianceBernstein Mid Cap Value Portfolio, MFS® Research International Core and MFS® Emerging Markets Equity Portfolios, the Franklin Templeton International Equity Portfolio, and the PIMCO Long-Term U.S. Government Bond and PIMCO Multi-Sector Bond Portfolios, respectively. MSA pays Janus Capital 0.55% on the first $100 million of the Portfolio’s assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. For the Capital Guardian Large Cap Blend Portfolio, MSA pays Capital Guardian 0.46% on the first $150 million of the Portfolio’s assets, 0.40% on the next

Notes to Financial Statements

Notes to Financial Statements

$150 million, 0.35% on the next $200 million and 0.30% on assets in excess of $500 million. For the Capital Guardian Domestic Equity Portfolio, MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets of $100 million or less and 0.275% on net assets in excess of $100 million. MSA pays American Century 0.47% on the first $100 million, 0.42% on the next $150 million and 0.38% on assets in excess of $250 million for the American Century Large Company Value Portfolio. MSA pays American Century 0.32% on the first $100 million, 0.30% on the next $150 million and 0.25% on assets in excess of $250 million for the American Century Inflation Protection Portfolio. For the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price 0.40% on the first $250 million of the Portfolio’s assets, 0.375% on the next $250 million, and 0.35% on assets in excess of $500 million. MSA pays T. Rowe Price an annual rate of 0.60% of the T. Rowe Price Small Cap Value Portfolio’s average daily net assets. MSA pays AllianceBernstein 0.72% on the first $25 million of the AllianceBernstein Mid Cap Value Portfolio’s assets, 0.54% on the next $225 million, and 0.50% on assets in excess of $250 million, with a minimum amount of $16,000. MSA pays MFS® 0.55% on the first $250 million, 0.50% on the next $250 million, 0.45% on the next $500 million, and 0.40% on assets in excess of $1 billion for the MFS® Research International Core Portfolio. MSA pays MFS® 0.80% on the first $250 million, 0.75% on the next $250 million, 0.65% on the next $500 million, and 0.50% on assets in excess of $1 billion for the MFS® Emerging Markets Equity Portfolio. Effective November 15, 2006, MSA pays Templeton Counsel 0.50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel, 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. For the PIMCO Long-Term U.S. Government Bond Portfolio, MSA pays PIMCO 0.225% of the average daily net assets of the Portfolio and for the PIMCO Multi-Sector Bond Portfolio, MSA pays PIMCO 0.45% of the average daily net assets of the Portfolio.

Note 15 — Transaction in written call and put options were as follows (amounts in thousands, except number of contracts):

	PIMCO Long-Term U.S. Government Bond			PIMCO Multi-Sector Bond
	# of Contracts	Notional Amount in $	Premium	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2006	—	$—	$—	—	$—	$—
Sales	121	303	13	354	354	140
Closing Buys	(10)	(25)	(4)	(132)	(132)	(37)
Expirations	—	—	—	(26)	(26)	(9)
Exercised	(100)	(250)	(3)	—	—	—

Balance at 12/31/2007	11	$28	$6	196	$196	$94

Note 16 — Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statement of Assets and Liabilities.

Notes to Financial Statements

Notes to Financial Statements

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios’ post-October losses and capital loss carryovers as of December 31, 2007 is provided below:

	Post-October Losses		Capital Loss Carryovers
Portfolio	Capital	Foreign Currency	Amount	Expiration	Utilized in 2007	Expired in 2007
	(Amounts in Thousands)
Growth Stock	$—	$—	$—	—	$9,516	$—
Janus Capital Appreciation	—	—	—	—	—	—
Large Cap Core Stock	—	—	84,501	2011-2012	42,719	—
Capital Guardian Large Cap Blend	299	—	—	—	—	—
Index 500 Stock	—	—	—	—	—	—
American Century Large Company Value	15	—	—	—	—	—
Capital Guardian Domestic Equity	—	—	—	—	—	—
T. Rowe Price Equity Income	—	—	—	—	—	—
Mid Cap Growth Stock	—	—	—	—	—	—
Index 400 Stock	—	—	—	—	—	—
AllianceBernstein Mid Cap Value	—	—	—	—	—	—
Small Cap Growth Stock	—	—	—	—	—	—
Index 600 Stock	—	—	—	—	—	—
T. Rowe Price Small Cap Value	—	—	—	—	—	—
International Growth	—	56	—	—	—	—
MFS® Research International Core	—	4	—	—	—	—
Franklin Templeton International Equity	—	338	—	—	—	—
MFS® Emerging Markets Equity	—	23	—	—	—	—
Money Market	—	—	13	2010-2014	—	—
Short-Term Bond	40	—	76	2015	—	—
Select Bond	—	—	16,696	2013-2014	3,392	—
PIMCO Long-Term U.S. Government Bond	—	—	—	—	—	—
American Century Inflation Protection	—	—	—	—	—	—
High Yield Bond	329	—	53,785	2008-2014	675	14,201
PIMCO Multi-Sector Bond	—	196	—	—	—	—
Balanced	—	—	—	—	—	—
Asset Allocation	—	—	—	—	—	—

Note 17 — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund when applicable.

Note 18 — Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements for the year ended December 31, 2007 and the year ended December 31, 2006 are summarized below:

Portfolio	2007 Reimbursements	2006 Reimbursements
International Growth	$379,759	$253,538
Franklin Templeton International Equity	3,435,866	2,840,171
MFS® Research International Core	50,124	—
MFS® Emerging Markets Equity	74,978	—

Notes to Financial Statements

Note 19 — Distributions to Shareholders

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2007 and December 31, 2006 were as follows:

Notes to Financial Statements

	2007 Distributions Paid From:			2006 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain
	(Amounts in Thousands)
Growth Stock	$6,654	$—	$—	$5,333	$—
Janus Capital Appreciation	79	272	—	514	6,622
Large Cap Core Stock	6,345	—	—	5,437	—
Capital Guardian Large Cap Blend	370	—	—	—	—
Index 500 Stock	35,452	76,507	—	31,371	69,507
American Century Large Company Value	397	2	—	—	—
Capital Guardian Domestic Equity	10,843	15,394	—	1,088	2,506
T. Rowe Price Equity Income	5,943	20,097	—	3,539	3,806
Mid Cap Growth Stock	9,438	106,812	—	1,541	28,368
Index 400 Stock	8,654	29,612	—	7,914	29,514
AllianceBernstein Mid Cap Value	5,009	13,911	—	1,411	8,997
Small Cap Growth Stock	3,407	45,726	—	2,905	64,047
Index 600 Stock	105	—	102	—	—
T. Rowe Price Small Cap Value	4,900	15,260	—	1,593	9,368
International Growth	2,744	24,163	—	451	3,118
MFS® Research International Core	798	—	—	—	—
Franklin Templeton International Equity	32,959	21,809	—	22,771	—
MFS® Emerging Markets Equity	234	—	—	—	—
Money Market	21,766	—	—	17,568	—
Short-Term Bond	1,678	—	—	—	—
Select Bond	40,788	—	—	31,072	—
PIMCO Long-Term U.S. Government Bond	837	180	—	—	—
American Century Inflation Protection	983	—	—	—	—
High Yield Bond	17,960	—	—	16,968	—
PIMCO Multi-Sector Bond	2,006	33	—	—	—
Balanced	91,830	50,253	—	85,455	28,598
Asset Allocation	7,648	12,908	—	4,818	6,398

As of December 31 2007, the tax basis amounts were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in Thousands)
Growth Stock	$6,332	$39,361	$—	$144,042
Janus Capital Appreciation	764	6,366	—	60,030
Large Cap Core Stock	7,217	—	(84,502)	109,512
Capital Guardian Large Cap Blend	1	—	(299)	(2,507)
Index 500 Stock	38,999	53,003	—	665,723
American Century Large Company Value	79	—	(15)	(2,441)
Capital Guardian Domestic Equity	19,619	22,547	—	(14,786)
T. Rowe Price Equity Income	672	3,845	—	11,371
Mid Cap Growth Stock	31,441	108,595	—	213,855
Index 400 Stock	10,170	46,051	—	88,948
AllianceBernstein Mid Cap Value	123	2,031	—	87
Small Cap Growth Stock	26,367	55,588	—	25,305
Index 600 Stock	—	12	—	(1,678)
T. Rowe Price Small Cap Value	5,364	22,726	—	45,342
International Growth	6,036	31,898	(56)	53,023
MFS® Research International Core	306	—	(4)	1,068
Franklin Templeton International Equity	62,359	121,603	(338)	658,694
MFS® Emerging Markets Equity	599	—	(23)	13,876
Short-Term Bond	7	—	(116)	116
Select Bond	52,811	—	(16,697)	1,677
PIMCO Long-Term U.S. Government Bond	437	342	—	605
American Century Inflation Protection	42	—	—	1,132
High Yield Bond	21,340	—	(54,114)	(10,435)
PIMCO Multi-Sector Bond	—	217	(196)	(874)
Balanced	32,198	696,296	—	246,984
Asset Allocation	9,607	19,113	—	27,967

Note 20 — Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements in unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Northwestern Mutual Series Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio, Janus Capital Appreciation Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Large Cap Blend Portfolio, Index 500 Stock Portfolio, American Century Large Company Value Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, AllianceBernstein Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, MFS® Research International Core Portfolio, Franklin Templeton International Equity Portfolio, MFS® Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, PIMCO Long-Term U.S. Government Bond Portfolio, American Century Inflation Protection Portfolio, High Yield Bond Portfolio, PIMCO Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2007, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, respectively, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 19, 2008

Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.nmfn.com.

Proxy Voting and Portfolio Holdings

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of Northwestern Mutual Series Fund, Inc. (“NMSF”) was held on February 20, 2007. All of the outstanding shares of NMSF are held by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and therefore, Northwestern Mutual is the only shareholder of NMSF. Northwestern Mutual holds these shares for its general account and for its separate investment accounts used for its variable annuity contracts and variable life policies. Northwestern Mutual voted the outstanding shares allocated to the variable accounts in accordance with the instructions received from variable annuity contract or variable life insurance policy. Shares of each Portfolio of NMSF as to which no timely instructions were received were voted by Northwestern Mutual in proportion to the instructions from those contract and policy owners and payees who furnished timely instructions with respect to shares of that Portfolio. Northwestern Mutual also voted the shares of each Portfolio held in its general account in the same proportion as it voted the rest of the shares. The results of the shareholders’ vote on the proposals are as follows:

Proposal 1 — To elect six Directors to Northwestern Mutual Series Fund’s Board of Directors.

(Under Maryland law, the nominees for director receiving the vote of a plurality of the outstanding voting shares of NMSF cast at a shareholders meeting will be elected.)

Director Name	Votes For	Votes Withheld	Total Votes
Miriam M. Allison	6,941,574,354.464	173,219,554.170	7,114,793,908.634
William A. McIntosh	6,936,844,394.274	177,949,514.360	7,114,793,908.634
Michael G. Smith	6,949,147,082.920	165,646,825.714	7,114,793,908.634
Robert H. Huffmann III	6,947,757,388.702	173,036,519.932	7,114,793,908.634
Michael M. Knetter	6,946,567,148.624	168,226,760.010	7,114,793,908.634
Edward J. Zore	6,943,272,826.802	171,521,081.832	7,114,793,908.634

Proposal 2 — Approval to enter into and materially amend agreements with investment sub-advisors on behalf of one or more of the portfolios without obtaining shareholder approval.

(Each Portfolio voted on this Proposal separately.)

Portfolio Name	Votes For	Votes Against	Votes Abstained	Total Votes
Small Cap Growth Stock	205,696,277.269	12,236,034.030	5,028,226.448	222,960,537.747
T. Rowe Price Small Cap Value	160,179,370.847	10,755,868.468	3,702,513.550	174,637,752.865
Aggressive Growth Stock	324,195,600.467	19,551,191.237	10,960,711.173	354,707,502.877
International Growth	142,823,557.773	7,560,629.399	2,944,600.272	153,328,787.444
Franklin Templeton International Equity	616,672,972.483	30,018,227.854	17,544,141.936	664,235,342.273
AllianceBernstein Mid Cap Value	73,149,794.374	4,459,050.749	1,567,880.331	79,176,725.454
Index 400 Stock	313,994,332.328	15,973,167.305	7,657,823.978	337,625,323.611
Janus Capital Appreciation	74,803,595.077	4,466,598.601	1,368,053.555	80,638,247.233
Growth Stock	290,359,202.921	20,703,314.394	10,176,643.955	321,239,161.270
Large Cap Core Stock	365,138,542.695	17,545,911.849	15,460,625.303	398,145,079.847
Capital Guardian Domestic Equity	285,770,445.295	17,221,622.154	4,970,374.099	307,962,441.548
T. Rowe Price Equity Income	116,963,407.365	4,202,612.602	2,359,431.779	123,525,451.746
Index 500 Stock	585,793,560.778	32,078,249.461	21,919,994.902	639,791,805.141
Asset Allocation	219,038,236.144	7,541,873.108	4,675,335.791	231,255,445.043
Balanced	1,384,950,479.290	67,965,630.254	51,051,296.210	1,503,967,405.754
High Yield Bond	351,139,699.597	15,948,076.106	7,888,506.473	374,976,282.176
Select Bond	715,455,599.700	31,131,980.741	13,800,108.944	760,387,689.385
Money Market	356,171,943.481	22,925,585.963	7,135,397.776	386,232,927.220

Special Meeting of Shareholders

Special Meeting of Shareholders

Proposal 3 — To approve an amendment to the Investment Advisory Agreement with Mason Street Advisors, LLC.

(Each Portfolio voted on this Proposal separately.)

Portfolio Name	Votes For	Votes Against	Votes Abstained	Total Votes
Small Cap Growth Stock	208,599,122.908	8,868,557.595	5,492,857.244	222,960,537.747
T. Rowe Small Cap Value	161,254,955.879	9,218,526.093	4,164,270.893	174,637,752.865
Aggressive Growth Stock	326,296,660.588	16,472,000.330	11,938,841.959	354,707,502.877
International Growth	144,448,554.074	4,900,708.653	3,979,524.717	153,328,787.444
Franklin Templeton International Equity	621,332,354.521	24,116,259.116	18,786,728.636	664,235,342.273
AllianceBernstein Mid cap Value	73,584,505.617	3,995,910.893	1,596,308.944	79,176,725.454
Index 400 Stock	315,952,390.685	13,424,090.023	8,248,842.903	337,625,323.611
Janus Capital Appreciation	75,492,335.676	3,463,824.051	1,682,087.506	80,638,247.233
Growth Stock	294,082,965.956	11,423,764.418	15,732,430.896	321,239,161.270
Large Cap Core Stock	368,006,744.919	13,936,274.959	16,202,059.969	398,145,079.847
Capital Guardian Domestic Equity	287,441,201.414	14,101,638.328	6,419,601.806	307,962,441.548w
T. Rowe Price Equity Income	118,081,905.366	2,777,761.152	2,665,785.228	123,525,451.746
Index 500 Stock	591,934,502.233	25,557,802.693	22,299,500.215	639,791,805.141
Asset Allocation	220,366,028.431	5,477,369.847	5,412,046.765	231,255,445.043
Balanced	1,395,427,488.548	56,530,246.902	52,009,670.304	1,503,967,405.754
High Yield Bond	352,642,144.705	13,463,913.296	8,870,224.175	374,976,282.176
Select Bond	719,574,265.813	23,493,737.866	17,319,685.706	760,387,689.385
Money Market	358,183,155.577	19,834,706.741	8,215,064.902	386,232,927.220

Proposal 4 — To approve an amendment to a component of the investment objective of the Balanced Portfolio.

(Only shareholders of the Balanced Portfolio voted on this Proposal.)

Votes For	Votes Against	Votes Abstain	Total Votes
1,393,090,531.408	58,981,971.032	51,894,903.314	1,503,967,405.754

Special Meeting of Shareholders

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2007. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors
Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William A. McIntosh 720 East Wisconsin Avenue Milwaukee, WI 53202 1939	Director	Since 1997	27	MGIC Investment Corporation

Principal Occupation During Past 5 Years: Financial consulting. Adjunct Faculty Member, Howard University (1998-2004)
Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	27	Trustee of The Ivy Family of Funds (2 registered investment companies — 28 portfolios) and Director of the TDAX Funds, Inc. (5 portfolios)

Principal Occupation During Past 5 Years: Private investor; retired since 1999
Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	None

Principal Occupation During Past 5 Years: Rancher since 2004. Real estate developer since 2002. From 2001 to 2005, Chairman ofUMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.
Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registeredinvestment adviser; prior thereto, Head of Fixed Income Sales, Midwest Region, Citigroup, Inc. (formerly Salomon Brothers).
Michael M. Knetter 720 East Wisconsin Avenue Milwaukee, WI 53202 1960	Director	Since 2007	27	Trustee of The Neuberger Berman Family of Funds (11 registered investment companies — 61 portfolios). Wausau Paper Corp. and Great Wolf Resorts, Inc.

Principal Occupation During Past 5 Years: Dean of University of Wisconsin-Madison School of Business since 2002. Prior thereto,Associate Dean of the MBA Program and Professor of International Economics for the Amos Tuck School of Business atDartmouth College.

Director and Officer Information

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

Other Directors
Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Edward J. Zore 720 East Wisconsin Avenue Milwaukee, WI 53202 1945	Chairman and Director	Since 2000	27	Manpower, Inc.; Trustee of Northwestern Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served
Mark G. Doll 720 East Wisconsin Avenue Milwaukee, WI 53202 1949	President	Since 2003

Principal Occupation During Past 5 Years: Senior Vice President of Northwestern Mutual; President and Director of Mason Street Advisors, LLC since 2002; Vice President and Assistant Treasurer — Public Markets of Northwestern Investment Management Company, LLC from 1998 to 2001
Walter M. Givler 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Vice President; Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years: Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and Associate Controller 2002; Associate Controller from 2001-2002; prior thereto, Director of New Business, Large Case Division
Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Vice President — Operations	Since 2004

Principal Occupation During Past 5 Years: Vice President — Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual
Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto Associate Director
Michael W. Zielinski 720 East Wisconsin Avenue Milwaukee, WI 53202 1974	Chief Compliance Officer	Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual from 2004-2006; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004; Legal Compliance Officer, US Bancorp Fund Services, LLC (mutual fund service provider) from 2001 to 2003
Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Secretary	Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.) (mutual fund service provider) from 1993 to 2004

Director and Officer Information

Approval and Continuance of Investment Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, contract for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of the Northwestern Mutual Series Fund, Inc. (the “Series Fund”), including its Independent Directors, considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis.

At its August 2, 2007 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of the Investment Sub-Advisory Agreements, with certain non-substantive amendments, between Mason Street Advisors and AllianceBernstein L.P. (“AllianceBernstein”) relating to the AllianceBernstein Mid Cap Value Portfolio and between Mason Street Advisors and Janus Capital Management LLC (“Janus”) relating to the Janus Capital Appreciation Portfolio. At its November 1, 2007 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of the Investment Sub-Advisory Agreements, with certain non-substantive amendments, between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio. (AllianceBernstein, Janus and T. Rowe Price are collectively referred to herein as the “Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with such Sub-Advisers are collectively referred to herein as the “Existing Sub-Advisory Agreements.”)

Factors Considered

In determining whether to approve the continuance of the Existing Sub-Advisory Agreements on behalf of the Series Fund, the directors requested and received detailed information from Mason Street Advisors and the Sub-Advisers to assist them in their evaluation, including information complied by certain independent providers of evaluative data. While particular focus is given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Existing Sub-Advisory Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide the Sub-Advised Portfolios, and the related performance, costs and expenses, is an ongoing one. As a result, the director’s consideration of the nature, extent and quality of services, and the performance, costs and expenses, was informed by information provided and deliberations that occurred at other meetings throughout the year.

The independent Directors also received a memorandum from their counsel advising the directors of their responsibilities in connection with the renewal of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review of these Agreements. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel to the Independent Directors.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. In addition to the information provided to them at the meetings by Mason Street Advisers and the Sub-Advisers, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and the Sub-Advisers. The directors received a presentation from representatives of each Sub-Adviser who are involved in the management of the respective Sub-Advised Portfolios, as well as information from Mason Street Advisors regarding on-site due diligence visits which had been conducted with each Sub-Adviser. The directors evaluated a variety of information they deemed relevant on a Portfolio by Portfolio basis. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the directors included the Sub-Adviser’s investment personnel, the experience of the portfolio managers of each of the Sub-Adviser Portfolios, and any changes in key personnel. The directors also considered the scope of the services provided by the Sub-Advisers, the Sub-Advisers’ experience and the performance of the Sub-Advised Portfolios. Consideration was also give to the Sub-Advisers’ reputations as leaders in providing investment management services. The directors noted that there were no changes in the services provided by the Sub-Advisers or the personnel providing those services. The directors also discussed with each Sub-Adviser their succession plans with respect to the management of each Sub-Advised Portfolio. The directors were presented with other information relating to the Sub-Advisers including business structure and history. Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, the directors concluded that they were satisfied with the nature, extent and quality of services provided by Sub-Advisers on behalf of the respective Sub-Advised Portfolios, and the resources committed by each Sub-Adviser in providing those services.

Investment Performance. The directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to absolute performance for each Sub-Advised Portfolio for both short and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one year, three year and since inception (or, in the case of the T. Rowe Price Small Cap Value Portfolio, five year) performance to the returns of appropriate peer groups created by an independent research firm, certain benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio, and (iii) the Morningstar and the Lipper rankings for the one year, three year and since inception (or, in the case of the T. Rowe Price Small Cap Value Portfolio, five year) periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices (and considered independent rankings and ratings) to obtain an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors in particular noted the consistently strong investment results of the Janus Capital Appreciation Portfolio, which was ranked in the 1st quartile by Lipper for performance for the one and three periods ended June 30, 2007. The directors also considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the directors also took into consideration the risk profile of each Sub-Advised Portfolio over the short and long term relative to its performance, and noted in particular the consistently lower risk profile of the Portfolios sub-advised by T. Rowe Price. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary and portfolio analysis they received periodically throughout the year.

Regarding the performance of the AllianceBernstein Mid Cap Value Portfolio relative to its peer group, the directors considered information provided by AllianceBernstein regarding underperformance and the steps being taken to improve performance. The directors also considered that the AllianceBernstein Mid Cap Value Portfolio had outperformed its index benchmarks for the six month, one year and three year periods ended June 30, 2007. Based on AllianceBernstein’s information and the directors’ knowledge of the nature and quality of services provided by AllianceBernstein in general, the directors concluded that the performance of this Portfolio was being properly monitored.

Based on its review of the various measures and periods of investment performance for these Sub-Advised Portfolios, the Board concluded that, on balance, it was satisfied with the relative investment performance of these Sub-Advised Portfolios.

Management Fees and Other Expenses. In evaluating the management fees and total expenses paid by the Sub-Advised Portfolios, the directors considered the actual and contractual fees paid by each Sub-Advised Portfolio, as presented in connection with the review of the Series Fund’s investment management agreement with Mason Street Advisors. The directors also considered the sub-advisory fees, which fees are paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by certain of the Sub-Advisers for similarly managed sub-advised accounts. The directors also considered a comparison of the actual and contractual management fees of the Sub-Advised Portfolios and those of an independently selected peer group of mutual funds for each of the Sub-Advised Portfolios. The directors considered that the fee schedules for certain of the Sub-Advised

Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Portfolios contained breakpoints, and that the fee schedules and breakpoints evidenced an appropriate sharing of economies of scale between the each Sub-Advised Portfolio and Mason Street Advisors. In considering the level of management fees, the directors also considered the size of the Sub-Advised Portfolios, the increase in management, compliance and related costs, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio. The directors considered the comparative data as a tool to help assess the reasonableness of each Sub-Advised Portfolio’s advisory fee, though they noted that it was difficult to make precise comparisons with other funds because the exact nature of services provided to peer funds is often not apparent.

The directors also considered the total operating expenses of each of the Sub-Advised Portfolios and compared those expenses with those of each Sub-Advised Portfolio’s respective peer group. The directors noted that all of the Sub-Advised Portfolios were in either the first or second quintile of their respective peer groups with respect to total net operating expenses.

Based on their review of the above information and other factors deemed relevant by the directors, the directors concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time.

Costs and Profitability. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios and the financial statements of certain Sub-Advisers or their affiliates. The directors considered the profitability of Mason Street Advisors. The directors noted that the sub-Advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and the Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisors and clients because comparative information is not generally publicly available and, when available, its utility is subject to various assumptions and other factors. In connection with their review, the directors were presented with information concerning Mason Street Advisors’ soft dollar arrangements, including its policies for allocating brokerage for brokerage and research services. Based on their review, the directors concluded that they were satisfied that the fees paid by each of the Sub-Advised Portfolios was not excessive.

Conclusions of the Directors

Based on a consideration of all factors they deemed relevant in their totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, concluded that it was in the best interests of each Portfolio to approve the continuation of each of the Existing Sub-Advisory Agreements between Mason Street Advisors and the Sub-Advisers.

Approval and Continuance of Investment Sub-Advisory Agreements

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

[Attached EDGARIZED ANNUAL REPORT]

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has five audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Robert H. Huffman III, Michael M. Knetter, William A. McIntosh and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2006	2007
	$313,000	$488,800

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2006	2007
	$0	$0

(c) Tax Fees

	2006	2007
	$40,500	$24,100

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2006	2007
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2006	2007
	$53,445	$38,652

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: February 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: February 14, 2008

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 14, 2008